As filed with the Securities and Exchange Commission on February 23, 2006
                                                  Registration No.  333-131209

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                 ------------------------------------------------
                              AMENDMENT NO. 1 TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                    under
                          THE SECURITIES ACT OF 1933
                 ------------------------------------------------
                              RESIDENTIAL ASSET
                                  SECURITIES
                                 CORPORATION
            (Exact name of registrant as specified in its charter)
                                   DELAWARE
        (State or other jurisdiction of incorporation or organization)
                                  51-0362653
                   (I.R.S. employer identification number)
                   Residential Asset Securities Corporation
                        8400 Normandale Lake Boulevard
                         Minneapolis, Minnesota 55437
                                (952) 857-7000
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                               Bruce J. Paradis
                   Residential Asset Securities Corporation
                        8400 Normandale Lake Boulevard
                         Minneapolis, Minnesota 55437
                                (952) 857-7000
   (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                  Copies to:
 Richard V. Kent, Esq.     Katharine I. Crost,   Paul A. Jorissen, Esq.
  GMAC Mortgage Group,            Esq.            Mayer, Brown, Rowe &
          Inc.            Orrick, Herrington &           Maw LLP
 200 Renaissance Center       Sutcliffe LLP           1675 Broadway
 Mail Code 482-B09-B11      666 Fifth Avenue       New York, New York
Detroit, Michigan 48265    New York, New York             10019
                                  10103
      Approximate  date of commencement  of proposed sale to the public:  From
time  to  time  after  this   Registration   Statement  becomes  effective  as
determined by market conditions.
      If any  of the  securities  being  registered  on  this  Form  are to be offered pursuant to dividend or interest  reinvestment plans, please check the following box.
      If any  of the  securities  being  registered  on  this  Form  are to be offered  on a  delayed  or  continuous  basis  pursuant  to Rule 415 under the
Securities Act of 1933, other than securities  offered only in connection with
dividend or interest reinvestment plans, check the following box.  |X|
      If this Form is filed to register additional  securities for an offering pursuant to Rule 462(b) under the Securities  Act,  please check the following box and list the Securities Act  Registration  Statement number of the earlier
effective Registration Statement for the same offering.  |_|
      If this  Form  is a  post-effective  amendment  filed  pursuant  to Rule
462(c)  under  the  Securities  Act,  check  the  following  box and  list the
Securities  Act  Registration   Statement  number  of  the  earlier  effective
Registration Statement for the same offering. |_|
      If  this  Form  is  a   registration   statement   pursuant  to  General
Instruction  I.D. or a  post-effective  amendment  thereto  that shall  become effective  upon filing with the  Commission  pursuant to Rule 462(e) under the
Securities Act, check the following box.  |_|
      If this Form is a post-effective  amendment to a registration  statement filed  pursuant  to General  Instruction  I.D.  filed to  register  additional securities or additional  classes of securities  pursuant to Rule 413(b) under
the Securities Act, check the following box.  |_|

                       CALCULATION OF REGISTRATION FEE
=============================================================================================

                                              Proposed         Proposed
                                               Maximum         Maximum
 Title of Securities to     Amount to be      Aggregate       Aggregate        Amount of
      be Registered          Registered    Price Per Unit   Offering Price  Registration Fee
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
  Mortgage Asset-Backed      $1,000,000        100%(1)        $1,000,000        $107(2)
and Manufactured Housing
  Contract Pass-Through
 Certificates (Issuable
       in Series)
=============================================================================================
(1)   Estimated solely for the purpose of calculating the registration fee.
(2)   Paid on January 20, (2006.)
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this
Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, or until this Registration
Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                               EXPLANATORY NOTE

      This Registration Statement includes (i) a basic prospectus relating to
Mortgage Asset-Backed and Manufactured Housing Contract Pass-Through
Certificates and (ii) an illustrative form of prospectus supplement for use in an offering of Mortgage Asset-Backed or Manufactured Housing Contract
Pass-Through Certificates representing beneficial ownership interests in a trust fund consisting primarily of mortgage loans or manufactured housing contracts.

Subject to Completion Dated February 23, 2006

Prospectus
Mortgage Asset-Backed and Manufactured Housing Contract Pass-Through Certificates

Residential Asset Securities Corporation
Depositor

Residential Funding Corporation
Sponsor

The  depositor  may  periodically  form  separate  trusts to issue  certificates  in series, secured by assets of that trust.

Offered Certificates    The  certificates  in a series will  represent  interests in a trust
                        and  will  be  paid  only  from  the  assets  of  that  trust.   The
                        certificates  will not  represent  interests  in or  obligations  of
                        Residential  Asset  Securities   Corporation,   Residential  Funding
                        Corporation  or any of their  affiliates.  Each  series may  include multiple  classes of certificates  with differing  payment terms and priorities.  Credit  enhancement  will be  provided  for all offered certificates.

Mortgage Collateral     Each trust will consist primarily of:

o     mortgage loans or  manufactured  housing  conditional  sales  contracts or installment loan  agreements  secured  by  first or  junior  liens on one- to four-family residential properties;

o     mortgage loans secured by first or junior liens on mixed-use properties; or

o     mortgage securities and whole or partial participations in mortgage loans.

Neither the  Securities  and Exchange  Commission  nor any state  securities  commission has approved  or  disapproved  of these  certificates  or  determined  that this  prospectus  is accurate or complete.  Any representation to the contrary is a criminal offense.

[            ], 2006

                    Important notice about information presented in this
                   prospectus and the accompanying prospectus supplement

We provide  information to you about the certificates in two separate documents that provide progressively more detail:

o     this prospectus,  which provides general  information,  some of which may not apply to your series of certificates; and

o     the  accompanying  prospectus  supplement,  which describes the specific terms of your series of certificates.

You should rely only on the  information  provided in this  prospectus and the  accompanying
prospectus   supplement,   including  the  information   incorporated   by  reference.   See
"Additional  Information,"  "Reports to  Certificateholders"  and  "Incorporation of Certain
Information by Reference" in the  Prospectus.  You can request  information  incorporated by reference from Residential  Asset Securities  Corporation by calling us at (952) 857-7000 or writing to us at 8400 Normandale Lake Boulevard,  Suite 250,  Minneapolis,  Minnesota 55437.
We have not  authorized  anyone  to  provide  you  with  different  information.  We are not offering the certificates in any state where the offer is not permitted.

Some capitalized  terms used in this prospectus are defined in the Glossary attached to this prospectus.

                                     TABLE OF CONTENTS

     Representations With Respect to
       Mortgage Collateral...........22
     Repurchases of Mortgage

     Review of Mortgage Loan or
       Contract Documents............34
     Assignment of Mortgage
       Securities....................34
     Spread..........................35
     Payments on Mortgage Collateral.35
     Withdrawals From the Custodial

     Prepayment Interest Shortfalls..44
     Funding Account.................44
     Reports to Certificateholders...45
     Servicing and Administration of
       Mortgage Collateral...........46
     Realization Upon Defaulted
       Mortgage Loans or Contracts.. 49

     Overcollateralization and Excess
       Cash Flow.................... 56
     Mortgage Pool Insurance Policies
     and Mortgage Insurance
       Policies......................56
     Special Hazard Insurance

     Certificate Insurance Policies;
       Surety Bonds..................60
     Maintenance of Credit
       Enhancement...................60
     Reduction or Substitution of
       Credit Enhancement............61
 OTHER FINANCIAL OBLIGATIONS RELATED
     TO THE CERTIFICATES.............62
     Swaps and Yield Supplement
       Agreements....................62
     Purchase Obligations............63
 INSURANCE POLICIES ON MORTGAGE LOANS
     OR CONTRACTS....................63
     Primary Insurance Policies......63
     Standard Hazard Insurance on
       Mortgaged Properties..........65
     Standard Hazard Insurance on

 THE POOLING AND SERVICING AGREEMENT.68
     Servicing Compensation and
       Payment of Expenses...........68
     Evidence as to Compliance.......69
     Certain Other Matters Regarding

     Termination; Retirement of

 MATURITY AND PREPAYMENT
     CONSIDERATIONS..................79
 CERTAIN LEGAL ASPECTS OF MORTGAGE

     Servicemembers Civil Relief Act.102
     Default Interest and Limitations
       on Prepayments................103
     Forfeitures in Drug and RICO
       Proceedings...................103
 MATERIAL FEDERAL INCOME TAX

     Prohibited Transaction
       Exemptions....................127
     Insurance Company General
        Accounts.....................132
     Representations From Investing
     ERISA Plans.................... 133
     Tax-Exempt Investors; REMIC

 INCORPORATION OF CERTAIN INFORMATION
    BY REFERENCE.....................138
 GLOSSARY............................140

                                               -i-

                                        INTRODUCTION

      The pass-through  certificates  offered may be sold from time to time in series.  Each series of  certificates  will  represent in the  aggregate the entire  beneficial  ownership interest,  excluding any interest retained by the depositor or any other entity specified in the accompanying  prospectus  supplement,  in a trust  consisting  primarily of a segregated pool of mortgage loans or manufactured  housing  conditional sales contracts and installment loan  agreements,  acquired by the depositor  from one or more  affiliated  or  unaffiliated institutions.  Each series of  certificates  will be issued  under a pooling  and  servicing agreement  among the depositor,  the trustee and master servicer or servicer as specified in the  accompanying  prospectus  supplement,  or a trust  agreement  between the depositor and trustee as specified in the accompanying prospectus supplement.

                                         THE TRUSTS

General

      The mortgage  loans,  contracts and other assets  described in this  prospectus  under
"The Trusts--The  Mortgage  Loans" and "--The  Contracts" and in the  accompanying  prospectus supplement  will be held in a trust for the benefit of the holders of the related  series of certificates and any  uncertificated  interest,  if any, as described in this section and in the accompanying prospectus supplement.  These assets will be evidenced by promissory notes, or mortgage notes, that are secured by the following:

o     mortgages;

o     deeds of trust;

o     manufactured housing conditional sales contracts and installment loan agreements;

o     other  similar  security  instruments  creating  a  first  or  junior  lien on one- to four-family residential properties and Mixed-Use Properties; or

o     whole or partial participations in the mortgage loans or contracts,  which may include mortgage pass-through certificates,  known as mortgage securities, including Agency
         Securities, evidencing interests in mortgage loans or contracts.

As used in this prospectus, contracts may include:

o     manufactured housing conditional sales contracts; and

o     installment loan agreements.

Mortgage collateral may include:

o     mortgage loans; and

o     contracts.

      As specified in the accompanying prospectus supplement,  the mortgaged properties will primarily include any combination of the following:

o     attached or detached one-family dwelling units;

                                                 1

o     two- to four-family dwelling units;

o     condominiums;

o     townhouses and row houses;

o     individual units in planned-unit developments;

o     modular pre-cut/panelized housing;

o     Cooperatives;

o     manufactured homes;

o     Mixed-Use Properties; and

o     the fee, leasehold or other interests in the underlying real property.

The  mortgaged  properties  may be  located  in any of the fifty  states,  the  District  of
Columbia  or  the  Commonwealth  of  Puerto  Rico  and  may  include  vacation,  second  and
non-owner-occupied   homes.  In  addition,  if  specified  in  the  accompanying  prospectus supplement,  a  mortgage  pool may  contain  Mexico  Mortgage  Loans,  which are  secured by interests in trusts that own residential  properties  located in Mexico. The Mexico Mortgage
Loans will not exceed ten  percent  (10%) by  aggregate  principal  balance of the  mortgage loans in any mortgage pool as of the cut-off date specified in the  accompanying  prospectus supplement.

      The prospectus  supplement  with respect to a series will describe the specific manner in which  certificates  of that series  issued  under a  particular  pooling  and  servicing agreement or trust agreement will evidence  specified  beneficial  ownership  interests in a separate  trust  created under that pooling and servicing  agreement or trust  agreement.  A trust  will  consist  of, to the  extent  provided  in the  related  pooling  and  servicing agreement or trust agreement:

o     mortgage loans or contracts and the related  mortgage  documents or interests in them, including any mortgage  securities,  underlying a particular series of certificates as from time to time are subject to the pooling and  servicing  agreement  or trust agreement,  exclusive of, if specified in the accompanying  prospectus  supplement, any interest  retained by the  depositor or any of its  affiliates  with respect to each mortgage loan;

o     assets  including  all payments  and  collections  derived  from the  mortgage  loans, contracts or mortgage  securities due after the related  cut-off date, as from time to time are  identified  as deposited in the  Custodial  Account and in the related
         Certificate Account;

o     property  acquired by  foreclosure  of the mortgage loans or contracts or deed in lieu of foreclosure;

o     hazard insurance policies and primary insurance policies,  if any, and portions of the related proceeds; and

o     any  combination,  as and to  the  extent  specified  in the  accompanying  prospectus supplement,  of a letter of credit,  purchase  obligation,  mortgage pool insurance policy,  mortgage insurance policy,  special hazard insurance policy, reserve fund, bankruptcy bond,  certificate  insurance policy, surety bond or other similar types of credit enhancement as described under "Description of Credit Enhancement."

                                                 2

      The  accompanying   prospectus   supplement  will  describe  the  material  terms  and
conditions of  certificates  of interest or  participations  in mortgage loans to the extent they are included in the related trust.

      Each  mortgage  loan or contract  will be selected by the depositor for inclusion in a mortgage pool from among those purchased by the depositor from any of the following sources:

o     either directly or through its affiliates, including Residential Funding Corporation;

o     sellers who are affiliates of the depositor including  Homecomings  Financial Network,
         Inc. and GMAC Mortgage Corporation; or

o     savings  banks,  savings  and loan  associations,  commercial  banks,  credit  unions, insurance companies or similar  institutions that are supervised and/or examined by a federal or state authority,  lenders approved by the United States  Department of
         Housing and Urban Development,  known as HUD, mortgage bankers,  investment banking firms,  the Federal  Deposit  Insurance  Corporation,  known as the FDIC, and other mortgage loan  originators  or sellers not affiliated  with the  depositor,  all as described in the accompanying prospectus supplement.

The  mortgage  collateral  sellers may include  state or local  government  housing  finance agencies.  If a mortgage  pool is composed of mortgage  loans or  contracts  acquired by the
depositor   directly  from  sellers  other  than  Residential   Funding   Corporation,   the
accompanying  prospectus  supplement  will specify the extent of mortgage loans or contracts so acquired.  The characteristics of the mortgage loans or contracts are as described in the accompanying prospectus supplement.

      The  mortgage  loans  or  contracts  may  also  be  delivered  to the  depositor  in a
Designated Seller  Transaction.  A "Designated Seller Transaction" is a transaction in which the mortgage loans are provided to the depositor by an  unaffiliated  seller,  as more fully
described  in  the  prospectus   supplement.   Certificates   issued  in  Designated  Seller
Transactions  may be sold in whole or in part to any seller  identified in the  accompanying prospectus  supplement in exchange for the related  mortgage  loans, or may be offered under any of the other methods described in this prospectus under "Methods of  Distribution."  The accompanying  prospectus  supplement  for  a  Designated  Seller  Transaction  will  include information,  provided by the related seller,  about the seller,  the mortgage loans and the
underwriting   standards   applicable  to  the  mortgage  loans.  All   representations  and
warranties with respect to the mortgage loans sold in a Designated  Seller  Transaction will be made only by the  applicable  unaffiliated  seller,  referred to herein as the Designated
Seller.  The depositor  will take  reasonable  steps to ensure that the mortgage  loans in a
Designated  Seller   Transaction   satisfy  the  eligibility   criteria  for  securitization
transactions  registered  on Form S-3 with  the  Securities  and  Exchange  Commission.  The depositor will limit Designated Seller  Transactions to creditworthy  unaffiliated  sellers.
In  addition,  the  depositor  will  obtain  from  Designated  Sellers  representations  and warranties  regarding  specific  characteristics  of the mortgage  loans,  together  with an obligation to repurchase  any mortgage  loans that do not satisfy such  representations  and warranties.  Furthermore,  the  depositor  will  obtain  from  the  Designated  Sellers  the obligation to indemnify the depositor  against any  liabilities  resulting  from a breach of such representations and warranties.

                                                 3

      If specified in the accompanying prospectus supplement,  the trust underlying a series of certificates may include mortgage securities,  including Agency Securities.  The mortgage securities  may have been issued  previously  by the  depositor or an affiliate  thereof,  a financial  institution  or other  entity  engaged in the  business of mortgage  lending or a limited purpose corporation organized for the purpose of, among other things,  acquiring and depositing  mortgage loans into trusts, and selling beneficial  interests in such trusts. As specified in the accompanying prospectus supplement,  the mortgage securities will primarily be similar to certificates  offered  hereunder in their collateral and their cash flows. The primary  collateral for both the mortgage  securities and the related  certificates  will be the same  pool of  mortgage  loans.  Payments  on the  mortgage  securities  will be  passed through  to  holders  of the  related  certificates.  The  Agency  Securities  may have been guaranteed  and/or  issued  by the  Governmental  National  Mortgage  Association,  known as
Ginnie Mae, or issued by the Federal Home Loan Mortgage  Corporation,  known as Freddie Mac, or the  Federal  National  Mortgage  Association,  known as Fannie  Mae. As to any series of certificates,  the  accompanying  prospectus  supplement  will include a description  of the mortgage  securities and any related credit  enhancement,  and the mortgage loans underlying those mortgage  securities will be described together with any other mortgage loans included in the mortgage pool relating to that series.  As to any series of certificates,  as used in this prospectus a mortgage pool includes the related  mortgage loans underlying any mortgage securities.

      For any  series of  certificates  backed  by  mortgage  securities,  the  entity  that administers the mortgage  securities may be referred to as the  administrator,  if stated in the  accompanying  prospectus  supplement.  References in this  prospectus to Advances to be made and other actions to be taken by the master  servicer in  connection  with the mortgage loans may include  Advances  made and other  actions  taken under the terms of the  mortgage securities.  Each  certificate  will evidence an interest in only the related  mortgage pool and corresponding trust, and not in any other mortgage pool or trust.

      The accompanying  prospectus  supplement will provide material information  concerning the types and  characteristics  of the mortgage loans and contracts  included in the related trust as of the cut-off  date. A Current  Report on Form 8-K will be available on request to holders of the related series of certificates  and will be filed,  together with the related pooling and servicing agreement,  with the Securities and Exchange Commission within fifteen days after the initial  issuance of the  certificates.  If mortgage  loans or contracts  are added  to or  deleted  from  the  trust  after  the  date  of  the  accompanying  prospectus supplement,  that  addition  or  deletion  will be  noted  in the  Form  8-K.  Additions  or deletions of this type, if any, will be made prior to the closing date.

The Mortgage Loans

      General

      If stated in the accompanying prospectus supplement,  all or a portion of the mortgage loans that underlie a series of certificates  may have been purchased by the depositor under the AlterNet  Mortgage  Program or the Credit Gap Program.  The depositor does not expect to purchase  Mexico  Mortgage  Loans  through the AlterNet  Mortgage  Program or the Credit Gap
Program.

      The  mortgage  loans may be secured by  mortgages  or deeds of trust,  deeds to secure debt or other  similar  security  instruments  creating  a first or junior  lien on or other interests in the related  mortgaged  properties.  The mortgage  loans may be loans that have been  consolidated  and/or have had various terms  changed,  loans that have been  converted from  adjustable-rate  mortgage loans to fixed-rate  mortgage loans,  or construction  loans which have been converted to permanent  mortgage  loans. In addition,  a mortgaged  property may be subject to secondary  financing at the time of origination of the mortgage loan or at any time thereafter.

                                                 4

      The  depositor  will cause the mortgage  loans  constituting  each  mortgage  pool, or mortgage  securities  evidencing  interests therein,  to be assigned to the trustee named in the  accompanying  prospectus  supplement,  for the  benefit  of the  holders  of all of the certificates  of a series.  The  assignment  of the  mortgage  loans to the trustee  will be without recourse. See "Description of the Certificates--Assignment of Mortgage Loans."

      Interest Rate Characteristics

      The  accompanying  prospectus  supplement  will describe the type of interest rates of the  mortgage  loans,  which will  include  adjustable-rate  mortgage  loans,  or ARM loans, fixed-rate mortgage loans and Convertible Mortgage Loans.

      ARM Loans.  ARM loans will provide for a fixed  initial  mortgage rate until the first date on which the mortgage  rate is to be adjusted.  After this date,  the mortgage rate may adjust  periodically,  subject  to any  applicable  limitations,  based  on  changes  in the relevant  index,  to a rate equal to the index plus the Gross Margin.  The initial  mortgage rate on an ARM loan may be lower  than the sum of the  then-applicable  index  and the Gross
Margin for the ARM loan.  The index or indices for a  particular  pool will be  specified in the accompanying prospectus supplement and may include one of the following indexes:

o     the weekly average yield on U.S. Treasury  securities  adjusted to a constant maturity of six months, one year or other terms to maturity;

o     the  weekly  auction  average  investment  yield of U.S.  Treasury  bills  of  various maturities;

o     the daily bank prime loan rate as quoted by financial industry news sources;

o     the cost of funds of member  institutions  of any of the  regional  Federal  Home Loan
         Banks;

o     the  interbank  offered  rates for U.S.  dollar  deposits in the London  market,  each calculated as of a date prior to each scheduled  interest rate adjustment date that will be specified in the accompanying prospectus supplement; or

o     the  weekly  average  of  secondary  market  interest  rates on  six-month  negotiable certificates of deposit.

      ARM  loans  have  features  that  provide  different  investment  considerations  than fixed-rate  mortgage loans.  Adjustable  mortgage rates can cause payment increases that may exceed some  mortgagors'  capacity to cover such payments.  An ARM loan may provide that its mortgage rate may not be adjusted to a rate above the  applicable  maximum  mortgage rate or below the applicable  minimum mortgage rate, if any, for the ARM loan. In addition,  some of the ARM loans may provide for  limitations  on the  maximum  amount by which their  mortgage rates may adjust for any single  adjustment  period.  Some ARM loans provide for limitations on the amount of scheduled payments of principal and interest.

      Other ARM loans may permit the  borrower to select  from  various  payment  options on each payment date.  Those options may include a payment of accrued  interest only, a minimum payment  based on an  amortization  schedule  that may not be  sufficient  to cover  accrued interest on the ARM loan thus producing negative amortization,  a monthly payment that would fully  amortize  the ARM loan over its  remaining  term to maturity at the current  interest rate, and a monthly  payment that would fully amortize the ARM loan over a shorter period at the current interest rate.

                                                 5

      Convertible  Mortgage Loans. On any conversion of a Convertible  Mortgage Loan, either the depositor  will be obligated to  repurchase  or  Residential  Funding  Corporation,  the applicable  subservicer  or a third  party  will be  obligated  to  purchase  the  converted mortgage loan.  Alternatively,  if specified in the accompanying prospectus supplement,  the depositor,  Residential Funding Corporation or another party may agree to act as remarketing agent with respect to the converted  mortgage loans and, in such  capacity,  to use its best efforts to arrange for the sale of converted mortgage loans under specified  conditions.  If any party  obligated  to  purchase  any  converted  mortgage  loan fails to do so, or if any remarketing agent fails either to arrange for the sale of the converted  mortgage loan or to exercise any  election to purchase  the  converted  mortgage  loan for its own account,  the related mortgage pool will thereafter include both fixed-rate and  adjustable-rate  mortgage loans.

      Actuarial Loans

      Monthly  payments  made by or on behalf of the borrower for each loan,  in most cases, will be one-twelfth of the applicable  loan rate times the unpaid  principal  balance,  with any remainder of the payment applied to principal.  This is known as an actuarial loan.

      Amortization Provisions

      The accompanying  prospectus supplement will also describe the applicable amortization provisions of the mortgage loans.  The mortgage loans may include:

o     loans with equal monthly payments;

o     GPM Loans,  which have monthly  payments that increase in amount over time, until they are fully amortizing;

o     Interest Only Loans;

o     simple interest loans;

o     mortgage loans that experience negative amortization;

o     bi-weekly or semi-monthly payment loans; and

o     Balloon Loans.

      Interest  Only Loans.  Interest  Only Loans  generally  require  that a borrower  make monthly  payments  of  accrued  interest,  but not  principal,  for a  predetermined  period following  origination  (commonly  referred  to as an  "interest-only  period").  After  the interest-only  period,  the borrower's  monthly  payment  generally will be  recalculated to cover both  interest and  principal  so that the Interest  Only Loan will be paid in full by its final payment date. As a result,  when the monthly payment  increases,  the borrower may not be able to pay the increased  amount and may default or refinance the Interest Only Loan to avoid the higher  payment.  Because no  scheduled  principal  payments are required to be made during the interest-only  period, the related offered certificates will receive smaller scheduled  principal  distributions  during that period than they would have received if the
borrower   were  required  to  make  monthly   payments  of  interest  and  principal   from
origination.  In addition,  because a borrower is not required to make  scheduled  principal payments during the  interest-only  period,  the principal  balance of an Interest Only Loan may be higher than the principal  balance of a similar  mortgage loan that requires  payment of principal  and interest  throughout  the entire term of the mortgage  loan,  and a higher principal  balance may result in a greater  loss upon the  liquidation  of an Interest  Only
Loan due to a default.

                                                 6

      Mexico Mortgage Loans

      Each Mexico  Mortgage Loan will be secured by the beneficial  ownership  interest in a separate trust,  the sole asset of which is a residential  property  located in Mexico.  The residential  property may be a second home,  vacation  home or the primary  residence of the mortgagor.  The  mortgagor  of  a  Mexico  Mortgage  Loan  may  be a  U.S.  borrower  or  an international borrower.

      Because of the  uncertainty  and delays in foreclosing  on real property  interests in
Mexico and because non-Mexican  citizens are prohibited from owning real property located in certain  areas of Mexico,  the nature of the  security  interest and the manner in which the
Mexico  Mortgage Loans are secured differ from that of mortgage loans  typically made in the
United States.  Record  ownership and title to the Mexican property will be held in the name of a Mexican financial  institution  acting as Mexican trustee for a Mexican trust under the terms of a trust agreement.  The trust agreement will be governed by Mexican law and will be filed (in Spanish) in the real property  records in the  jurisdiction  in which the property is located.  The original  term of the Mexican  trust will be 50 years and will be renewable at the option of the  mortgagor.  To secure the repayment of the Mexico  Mortgage  Loan, the lender is named as a beneficiary of the Mexican trust. The lender's  beneficial  interest in the Mexican  trust grants to the lender the right to direct the Mexican  trustee to transfer the mortgagor's  beneficial  interest in the Mexican trust or to terminate the Mexican trust and sell the Mexican  property.  The  mortgagor's  beneficial  interest in the Mexican trust grants to the mortgagor the right to use,  occupy and enjoy the Mexican  property so long as it is not in default of its obligations relating to the Mexico Mortgage Loan.

      As security for repayment of the Mexico Mortgage Loan,  under the loan agreement,  the mortgagor grants to the lender a security  interest in the mortgagor's  beneficial  interest in the Mexican trust.  If the mortgagor is domiciled in the United States,  the  mortgagor's beneficial  interest in the Mexican trust should be considered under applicable state law to be an interest in personal property,  not real property,  and, accordingly,  the lender will file  financing  statements  in the  appropriate  state to  perfect  the  lender's  security interest.  Because the lender's security interest in the mortgagor's  beneficial interest in the Mexican trust is not, for purposes of  foreclosing  on such  collateral,  an interest in real  property,  the  depositor  either will rely on its remedies  that are available in the
United  States under the  applicable  Uniform  Commercial  Code, or UCC, and under the trust agreement and foreclose on the collateral  securing a Mexico Mortgage Loan under the UCC, or direct  the  Mexican  trustee to  conduct  an  auction  to sell the  mortgagor's  beneficial interest  or the  Mexican  property  under  the trust  agreement.  If a  mortgagor  is not a resident of the United States, the lender's security interest in the mortgagor's  beneficial interest in the Mexican trust may be unperfected  under the UCC. If the lender  conducts its principal  lending  activities in the United  States,  the loan  agreement will provide that rights and  obligations  of such a mortgagor and the lender under the loan agreement will be governed  under  applicable  United States state law. See "Certain Legal Aspects of Mortgage
Loans and Contracts -- The Mortgage Loans."

      In  connection  with the  assignment  of a Mexico  Mortgage  Loan into a trust created under a pooling and  servicing  agreement,  the depositor  will transfer to the trustee,  on behalf of the  certificateholders,  all of its right,  title and  interest  in the  mortgage note, the lender's  beneficial interest in the Mexican trust, the lender's security interest in the  mortgagor's  beneficial  interest  in the  Mexican  trust,  and its  interest in any policies of insurance on the Mexico  Mortgage Loan or the Mexican  property.  The percentage of  mortgage  loans,  if any,  that are  Mexico  Mortgage  Loans  will be  specified  in the accompanying prospectus supplement.

                                                 7

      Simple Interest Mortgage Loans

      If  specified in the  accompanying  prospectus  supplement,  a portion of the mortgage loans  underlying a series of certificates  may be simple interest  mortgage loans. A simple interest  mortgage loan provides the  amortization of the amount financed under the mortgage loan over a series of equal monthly  payments,  except,  in the case of a Balloon Loan,  the final  payment.  Each  monthly  payment  consists of an  installment  of  interest  which is calculated  on  the  basis  of the  outstanding  principal  balance  of  the  mortgage  loan multiplied by the stated mortgage loan rate and further  multiplied by a fraction,  with the numerator  equal to the number of days in the period elapsed since the preceding  payment of interest was made and the  denominator  equal to the number of days in the annual period for which  interest  accrues on the  mortgage  loan.  As payments  are  received  under a simple interest  mortgage  loan,  the amount  received is applied first to interest  accrued to the date of payment and then the remaining  amount is applied to pay any unpaid fees and then to reduce the unpaid  principal  balance.  Accordingly,  if a  mortgagor  pays a fixed  monthly installment  on a simple  interest  mortgage loan before its scheduled due date, the portion of the payment  allocable to interest for the period  since the  preceding  payment was made will be less  than it would  have  been had the  payment  been  made as  scheduled,  and the
portion  of  the  payment   applied  to  reduce  the  unpaid   principal   balance  will  be
correspondingly  greater. On the other hand, if a mortgagor pays a fixed monthly installment after its  scheduled  due date,  the portion of the payment  allocable  to interest  for the period since the preceding  payment was made will be greater than it would have been had the payment been made as scheduled,  and the remaining  portion,  if any, of the payment applied to reduce the unpaid  principal  balance will be  correspondingly  less.  If each  scheduled payment  under a simple  interest  mortgage  loan is made on or prior to its  scheduled  due date, the principal  balance of the mortgage loan will amortize more quickly than scheduled.
However,  if the mortgagor  consistently  makes  scheduled  payments after the scheduled due date,  the mortgage  loan will  amortize more slowly than  scheduled.  If a simple  interest mortgage  loan is prepaid,  the  mortgagor is required to pay  interest  only to the date of prepayment.  The variable  allocations  among  principal  and interest of a simple  interest mortgage loan may affect the  distributions  of principal and interest on the  certificates, as described in the accompanying prospectus supplement.

      Delinquent Loans

      Some mortgage pools may include mortgage loans that are one or more months  delinquent with regard to payment of principal  or interest at the time of their  deposit into a trust.
The accompanying  prospectus supplement will set forth the percentage of mortgage loans that are so  delinquent.  Delinquent  mortgage  loans are more  likely  to result in losses  than mortgage loans that have a current payment status.

      Performance Mortgage Loans

      Some  mortgage  pools may include  mortgage  loans that provide that the mortgagor may qualify for one or more permanent  reductions in the note margin on the mortgagor's mortgage
note.  If  applicable,   the   accompanying   prospectus   supplement  will  set  forth  the
requirements the mortgagor must satisfy to qualify to obtain a performance mortgage loan.

                                                 8

      Negatively  Amortizing  ARM  Loans.  Certain  ARM loans  may be  subject  to  negative amortization  from time to time prior to their maturity.  Negative  amortization  may result from  either  the  adjustment  of the  mortgage  rate  on a more  frequent  basis  than  the adjustment  of the  scheduled  payment  or the  application  of a cap  on  the  size  of the scheduled payment.  In the first case, negative  amortization  results if an increase in the mortgage  rate  occurs  prior to an  adjustment  of the  scheduled  payment  on the  related mortgage  loan and such increase  causes  accrued  monthly  interest on the mortgage loan to exceed the  scheduled  payment.  In the second  case,  negative  amortization  results if an increase in the mortgage rate causes accrued  monthly  interest on a mortgage loan to exceed the limit on the size of the  scheduled  payment on the  mortgage  loan.  In  addition,  ARM loans  with  payment  options  described  above may  produce  negative  amortization  if the borrower  chooses an option  that does not cover the accrued  interest  on the ARM loan.  If the scheduled  payment is not sufficient to pay the accrued  monthly  interest on a negative amortization  ARM loan,  the amount of accrued  monthly  interest that exceeds the scheduled payment on the mortgage  loans is added to the  principal  balance of the ARM loan and is to be repaid from future  scheduled  payments.  Negatively  amortizing ARM loans do not provide for the  extension  of their  original  stated  maturity  to  accommodate  changes  in their mortgage rate. The  accompanying  prospectus  supplement  will specify whether the ARM loans underlying a series allow for negative amortization.

      Bi-Weekly or  Semi-Monthly  Mortgage  Loans.  Certain  mortgage  loans may provide for payments  by the  borrowers  every  other week or twice  each  month  during the term of the mortgage loan, rather than monthly payments.

      Balloon Loans.  Balloon Loans generally  require a monthly payment of a pre-determined amount that will not fully  amortize  the loan until the  maturity  date,  at which time the
Balloon Amount will be due and payable.  For Balloon Loans,  payment of the Balloon  Amount, which,  based on the  amortization  schedule of those  mortgage  loans,  is expected to be a substantial  amount,  will typically depend on the mortgagor's ability to obtain refinancing of the mortgage loan or to sell the mortgaged  property prior to the maturity of the Balloon
Loan.  The ability to obtain  refinancing  will depend on a number of factors  prevailing at the time  refinancing  or sale is  required,  including,  without  limitation,  real  estate values, the mortgagor's  financial situation,  the level of available mortgage loan interest rates,  the  mortgagor's  equity in the related  mortgaged  property,  tax laws,  prevailing general economic  conditions and the terms of any related first lien mortgage loan.  Neither the  depositor,  the  master  servicer  nor any of their  affiliates  will be  obligated  to refinance or repurchase any mortgage loan or to sell the mortgaged property.

      Collateral Characteristics

      The  accompanying  prospectus  supplement  will also  describe the type of  collateral securing the mortgage  loans.  In addition to mortgage  loans  secured only by fee simple or leasehold interests on residential properties, each trust may include:

o     Pledged Asset Mortgage Loans; and

o     Additional Collateral Loans.

      Pledged Asset Mortgage  Loans.  Each Pledged Asset will be held by a custodian for the benefit of the trustee for the trust in which the related  Pledged  Asset  Mortgage  Loan is held,  and will be invested  in  investment  obligations  permitted  by the rating  agencies rating  the  related  series of  certificates.  The  amount of the  Pledged  Assets  will be determined by the seller in accordance with its underwriting  standards,  but generally will not be more than an amount that, if applied to reduce the original  principal balance of the mortgage loan,  would reduce that principal  balance to less than 70% of the appraised value of the mortgaged property.

                                                 9

      If, following a default by the mortgagor and the liquidation of the related  mortgaged property,  there  remains  a loss  on the  related  mortgage  loan,  the  custodian  will be instructed  to pay to the master  servicer or the  subservicer  on behalf of the trustee the amount of that loss,  up to the  pledged  amount for the  mortgage  loan.  If the  mortgagor becomes a debtor in a bankruptcy  proceeding,  there is a significant  risk that the Pledged
Assets will not be  available  to be paid to the  certificateholders,  since the  bankruptcy court may prevent the custodian  from making these  payments.  At the  mortgagor's  request, and in  accordance  with some  conditions,  the  Pledged  Assets may be applied as a partial prepayment  of the mortgage  loan.  The Pledged  Assets will be released  from the pledge if the  outstanding  principal  balance of the mortgage  loan has been reduced by the amount of the Pledged Assets.

      Other Attributes

      Each trust may also include mortgage loans with the attributes  described below, which will be described further in the accompanying prospectus supplement as applicable.

      Cooperative  Loans.  Cooperative  Loans are evidenced by promissory notes secured by a first lien on the shares issued by  Cooperatives  and on the related  proprietary  leases or
occupancy   agreements   granting  exclusive  rights  to  occupy  specific  units  within  a
Cooperative.  As used in this  prospectus,  mortgage  loans may include  Cooperative  Loans;
mortgaged  properties  may  include  shares  in the  related  Cooperative  and  the  related proprietary leases or occupancy  agreements securing  Cooperative Notes;  mortgage notes may include  Cooperative  Notes; and mortgages may include  security  agreements with respect to
Cooperative Notes.

      Prepayment  Charges  on the  Mortgage  Loans.  In some  cases,  mortgage  loans may be prepaid by the  mortgagors  at any time without  payment of any  prepayment  fee or penalty.
The prospectus  supplement  will disclose  whether a material  portion of the mortgage loans provide for payment of a prepayment  charge if the mortgagor prepays within a specified time period.  This  charge may  affect the rate of  prepayment.  The master  servicer  or another entity  identified in the accompanying  prospectus  supplement will generally be entitled to all  prepayment  charges and late payment  charges  received on the mortgage loans and those amounts  will not be  available  for  payment  on the  certificates  unless  the  prospectus supplement  discloses  that those  charges will be  available  for  payment.  However,  some states' laws  restrict the  imposition of  prepayment  charges even when the mortgage  loans expressly  provide for the  collection  of those  charges.  See  "Certain  Legal  Aspects of
Mortgage Loans and Contracts--Default Interest and Limitations on Prepayments."

      "Equity  Refinance"  and  "Rate  and  Term  Refinance"  Mortgage  Loans.  Some  of the
mortgage  loans may be  "equity  refinance"  mortgage  loans,  as to which a portion  of the proceeds are used to refinance an existing mortgage loan, and the remaining  proceeds may be retained  by the  mortgagor  or used  for  purposes  unrelated  to the  mortgaged  property.
Alternatively,  the mortgage loans may be "rate and term  refinance"  mortgage  loans, as to which  substantially  all of the proceeds,  net of related costs  incurred by the mortgagor, are used to refinance an existing  mortgage loan or loans,  primarily in order to change the interest  rate or other terms of the  existing  mortgage  loan.  All of these types of loans are nevertheless secured by mortgaged properties.

                                                 10

      Buy-Down  Mortgage  Loans.  In the  case  of  Buy-Down  Mortgage  Loans,  the  monthly payments  made by the mortgagor  during the Buy-Down  Period will be less than the scheduled monthly payments on the mortgage loan, the resulting difference to be made up from:

o     Buy-Down Funds  contributed by the seller of the mortgaged  property or another source and placed in the Buy-Down Account;

o     if the Buy-Down Funds are  contributed on a present value basis,  investment  earnings on the Buy-Down Funds; or

o     additional  Buy-Down Funds to be contributed over time by the mortgagor's  employer or another source.

      All  Buy-Down  Funds  will be  available  to fund  scheduled  principal  and  interest payments on the related  mortgage loans. See  "Description of the  Certificates--Payments  on
Mortgage Collateral--Buy-Down Mortgage Loans."

The Mortgaged Properties

      The mortgaged  properties  may consist of attached or detached  individual  dwellings,
Cooperative  dwellings,  individual  or adjacent  condominiums,  townhouses,  duplexes,  row houses, modular  pre-cut/panelized  housing,  manufactured homes, individual units or two-to four-unit dwellings in planned unit developments,  two- to four-family dwellings,  Mixed-Use
Properties  and other  attached  dwelling  units.  Each  mortgaged  property,  other  than a
Cooperative  dwelling  or Mexican  property,  will be located on land owned in fee simple by the mortgagor or, if specified in the  accompanying  prospectus  supplement,  land leased by the mortgagor.  The ownership of the Mexican  properties  will be held by the Mexican trust.
Attached  dwellings may include  structures  where each mortgagor owns the land on which the unit is built with the remaining  adjacent land owned in common,  or dwelling  units subject to a  proprietary  lease  or  occupancy  agreement  in  an  apartment  building  owned  by a
Cooperative.  The proprietary  lease or occupancy  agreement  securing a Cooperative Loan is subordinate,  in most cases, to any blanket  mortgage on the related  cooperative  apartment building or on the underlying  land.  Additionally,  in the case of a Cooperative  Loan, the proprietary  lease or occupancy  agreement may be terminated and the cooperative  shares may be cancelled by the Cooperative if the tenant-stockholder  fails to pay maintenance or other obligations  or  charges  owed by the  tenant-stockholder.  See  "Certain  Legal  Aspects of
Mortgage Loans and Contracts."

      Mortgage  loans  secured by Mixed-Use  Property,  or mixed-use  mortgage  loans,  will consist of mortgage  loans secured by first or junior  mortgages,  deeds of trust or similar security  instruments  on fee simple or  leasehold  interests  in  Mixed-Use  Property.  The mixed-use  mortgage  loans may also be  secured  by one or more  assignments  of leases  and rents,  management agreements or operating agreements relating to the mortgaged property and in some  cases  by  certain  letters  of  credit,  personal  guarantees  or  both.  Under an assignment of leases and rents, the related mortgagor assigns its right,  title and interest as landlord  under each related  lease and the income  derived from the lease to the related lender,  while  retaining  a right to collect  the rents for so long as there is no default.
If the mortgagor defaults,  the right of the mortgagor  terminates and the related lender is entitled to collect the rents from tenants to be applied to the payment  obligations  of the mortgagor.  State law may limit or restrict the  enforcement of the assignment of leases and rents by a lender until the lender takes possession of the related mortgaged  property and a receiver is appointed.

                                                 11

      Mixed-use real estate lending is generally  viewed as exposing the lender to a greater risk of loss than one- to  four-family  residential  lending.  Mixed-use real estate lending typically  involves larger loans to single  mortgagors or groups of related  mortgagors than residential  one- to  four-family  mortgage  loans.  Furthermore,  the  repayment  of  loans secured by income-producing  properties is typically  dependent on the successful  operation of the related  real  estate  project.  If the cash flow from the  project is  reduced,  for example,  if leases are not obtained or renewed,  the  borrower's  ability to repay the loan may be impaired.  Mixed-use real estate can be affected  significantly  by supply and demand in the market for the type of property securing the loan and,  therefore,  may be subject to adverse  economic  conditions.  Market  values  may vary as a result of  economic  events or governmental  regulations  outside  the  control of the  borrower  or  lender,  such as rent control laws,  which impact the future cash flow of the property.  Mortgage loans secured by
Mixed-Use  Properties  will not exceed ten percent (10%) by aggregate  principal  balance of the  mortgage  loans  in  any  mortgage  pool  as of  the  cut-off  date  specified  in  the accompanying prospectus supplement.

      The mortgaged properties may be owner-occupied or  non-owner-occupied  and may include vacation  homes,  second homes and investment  properties.  The percentage of mortgage loans that are owner-occupied  will be disclosed in the accompanying  prospectus  supplement.  The basis for any  statement  that a given  percentage  of the  mortgage  loans are  secured  by mortgage properties that are owner-occupied will be one or more of the following:

o     the making of a  representation  by the  mortgagor at  origination  of a mortgage loan that the mortgagor intends to use the mortgaged property as a primary residence;

o     a representation  by the originator of the mortgage loan, which may be based solely on the above clause; or

o     the fact that the mailing  address for the mortgagor is the same as the address of the mortgaged property.

Any  representation  and warranty in the related pooling and servicing  agreement  regarding owner-occupancy  may be  based  solely  on  that  information.  Mortgage  loans  secured  by investment  properties,  including  two- to four-unit  dwellings,  may also be secured by an assignment of leases and rents and operating or other cash flow  guarantees  relating to the mortgage loans.

Loan-to-Value Ratio

      In the case of most  mortgage  loans made to finance  the  purchase  of the  mortgaged property,  the Loan-to-Value  Ratio, or LTV ratio, is the ratio,  expressed as a percentage, of the  principal  amount  of the  mortgage  loan at  origination  to the  lesser of (1) the appraised value determined in an appraisal  obtained at origination of the mortgage loan and
(2) the sales price for the related mortgaged property.

      In the case of some mortgage  loans made to refinance  non-purchase  mortgage loans or converted  mortgage  loans,  the LTV ratio at  origination  is  defined in most cases as the ratio,  expressed as a percentage,  of the  principal  amount of the mortgage loan to either the  appraised  value  determined  in an appraisal  obtained at the time of  refinancing  or conversion or, if no appraisal has been obtained,  to the lesser of (1) the appraised  value or other valuation of the related mortgaged  property  determined at origination of the loan to be refinanced or converted and (2) the sale price of the related mortgaged  property.  In some cases, in lieu of an appraisal,  a valuation of the mortgaged property will be obtained from a service that  provides an automated  valuation.  An  automated  valuation  evaluates, through the use of computer models,  various types of publicly-available  information,  such as recent sales  prices for similar  homes  within the same  geographic  area and within the same price range.  In the case of some mortgage loans  seasoned for over twelve months,  the
LTV ratio may be  determined  at the time of purchase  from the related  seller based on the ratio of the current loan amount to the current value of the mortgaged  property.  Appraised values may be determined by either:

                                                 12

o     a statistical analysis;

o     a broker's price opinion; or

o     an automated valuation, drive-by appraisal or other certification of value.

      Some of the mortgage  loans which are subject to negative  amortization  will have LTV ratios that will increase after origination as a result of their negative  amortization.  In the case of some seasoned  mortgage loans,  the values used in calculating LTV ratios may no longer be accurate valuations of the mortgaged properties.  Some mortgaged properties may be located in regions  where  property  values have  declined  significantly  since the time of origination.

      With respect to any junior  mortgage  loan,  the  combined  LTV ratio,  or CLTV ratio, usually  will be the  ratio,  expressed  as a  percentage,  of the sum of the  cut-off  date principal  balance of the junior  mortgage  loan and the  principal  balance of any  related mortgage  loans  that  constitute  liens  senior or  subordinate  to the lien of the  junior mortgage  loan on the related  mortgaged  property,  at the time of the  origination  of the junior  mortgage  loan,  or,  in some  cases,  at the  time of an  appraisal  subsequent  to origination,  to the lesser of (1) the  appraised  value of the related  mortgaged  property determined in the appraisal  used in the  origination  of the junior  mortgage  loan, or the value determined in an appraisal obtained subsequent to origination,  and (2) in some cases, the sales price of the mortgaged  property.  With respect to each junior  mortgage loan, the junior  mortgage  ratio in most cases will be the ratio,  expressed as a percentage,  of the cut-off date  principal  balance of the junior  mortgage loan to the sum of the cut-off date principal  balance of the junior  mortgage  loan and the  principal  balance of any mortgage loans senior or  subordinate to the junior  mortgage loan at the time of the  origination of the junior mortgage loan.

Underwriting Policies

      The  depositor  expects that the  originator  of each of the mortgage  loans will have applied,  consistent with applicable  federal and state laws and  regulations,  underwriting procedures  intended to evaluate the borrower's credit standing and repayment ability and/or the value and  adequacy  of the  related  property  as  collateral.  All or a portion of the mortgage loans  constituting  the mortgage pool for a series of  certificates  may have been acquired  either  directly or  indirectly  by the  depositor  through the AlterNet  Mortgage
Program or the Credit Gap Program from affiliated or unaffiliated sellers.

      The mortgage loans in any mortgage pool may be  underwritten  by  Residential  Funding
Corporation,  a  seller  or a  designated  third  party  through  the  use  of an  automated underwriting  system.  In the case of a Designated  Seller  Transaction,  the mortgage loans may be underwritten by the designated  seller or a designated third party through the use of
an  automated   underwriting   system.  For  additional   information   regarding  automated
underwriting  systems that are used by Residential Funding Corporation to review some of the mortgage  loans  that it  purchases  and that may be  included  in any  mortgage  pool,  see
"--Automated Underwriting," below.

                                                 13

      General Standards

      In most cases, under a traditional "full documentation"  program,  each mortgagor will have been  required to complete an  application  designed to provide to the original  lender pertinent  credit  information  concerning the mortgagor.  As part of the description of the mortgagor's financial condition,  the mortgagor will have furnished  information,  which may be supplied  solely in the  application,  with respect to its assets,  liabilities,  income, credit history and employment history,  and furnished an authorization to apply for a credit report that  summarizes the borrower's  credit history with local  merchants and lenders and any  record  of  bankruptcy.  The  mortgagor  may  also  have  been  required  to  authorize verifications  of deposits  at  financial  institutions  where the  mortgagor  had demand or savings  accounts.  In the case of  investment  properties,  only  income  derived  from the mortgaged  property may have been  considered  for  underwriting  purposes,  rather than the income of the mortgagor from other sources.  With respect to mortgaged  property  consisting of vacation or second homes,  no income derived from the property will have been  considered for underwriting purposes.

      If specified in the accompanying  prospectus supplement,  some mortgage loans may have been originated under "limited  documentation," "stated documentation" or "no documentation"
programs  that  require  less  documentation  and  verification  than do  traditional  "full
documentation"  programs.  Under  a  limited  documentation,   stated  documentation  or  no
documentation program,  minimal investigation into the mortgagor's credit history and income profile is undertaken  by the  originator  and the  underwriting  may be based  primarily or entirely on an appraisal of the mortgaged property and the LTV ratio at origination.

      The  adequacy  of a  mortgaged  property  as  security  for  repayment  of the related mortgage  loan  will  typically  have  been  determined  by an  appraisal  or  an  automated valuation,  as  described  above under  "--Loan-to-Value  Ratio."  Appraisers  may be either
staff  appraisers  employed  by  the  originator  or  independent   appraisers  selected  in
accordance with pre-established  guidelines  established by or acceptable to the originator.
The  appraisal  procedure  guidelines  in most cases will have  required the appraiser or an agent on its behalf to  personally  inspect the property and to verify  whether the property was in good condition and that construction,  if new, had been substantially  completed. The appraisal  will  have  considered  a market  data  analysis  of recent  sales of  comparable properties  and, when deemed  applicable,  an analysis  based on income  generated  from the property  or  replacement  cost  analysis  based  on the  current  cost of  constructing  or purchasing a similar property.  In certain  instances,  the LTV ratio or CLTV ratio may have been based on the  appraised  value as  indicated  on a review  appraisal  conducted  by the mortgage collateral seller or originator.

      The  underwriting  standards  applied  by an  originator  typically  require  that the underwriting  officers of the  originator be satisfied  that the value of the property being financed,  as indicated by an appraisal or other  acceptable  valuation  method as described below,  currently  supports and is anticipated to support in the future the outstanding loan balance.  In  fact,  some  states  where  the  mortgaged  properties  may  be  located  have
"anti-deficiency"  laws  requiring,  in general,  that  lenders  providing  credit on single family property look solely to the property for repayment in the event of  foreclosure.  See
"Certain Legal Aspects of Mortgage Loans and  Contracts."  Any of these factors could change nationwide  or  merely  could  affect a  locality  or  region  in  which  all or some of the mortgaged properties are located.  However,  declining values of real estate, as experienced periodically  in certain  regions,  or increases in the principal  balances of some mortgage loans,  such as GPM Loans and negative  amortization  ARM loans,  could cause the  principal balance  of some or all of  these  mortgage  loans to  exceed  the  value  of the  mortgaged properties.

                                                 14

      Based on the data provided in the application and certain verifications,  if required, and the appraisal or other valuation of the mortgaged  property,  a determination  will have been made by the original lender that the mortgagor's  monthly income would be sufficient to enable  the  mortgagor  to meet its  monthly  obligations  on the  mortgage  loan and  other expenses  related to the  property.  Examples  of other  expenses  include  property  taxes, utility costs,  standard hazard and primary mortgage  insurance,  maintenance fees and other levies  assessed by a Cooperative,  if applicable,  and other fixed  obligations  other than housing expenses  including,  in the case of junior mortgage loans,  payments required to be made on any senior mortgage.  The  originator's  guidelines for mortgage loans will, in most cases,  specify that scheduled payments on a mortgage loan during the first year of its term plus taxes and insurance,  including primary mortgage insurance,  and all scheduled payments on obligations that extend beyond one year,  including those mentioned above and other fixed obligations,  would equal no more than specified percentages of the prospective  mortgagor's gross income.  The originator may also consider the amount of liquid assets available to the mortgagor after origination.

      The level of review by Residential  Funding  Corporation,  if any, will vary depending on several factors.  Residential Funding Corporation, on behalf of the depositor,  typically will review a sample of the mortgage loans purchased by Residential  Funding Corporation for conformity  with the  applicable  underwriting  standards  and to assess the  likelihood  of repayment of the mortgage loan from the various  sources for such  repayment,  including the
mortgagor,   the  mortgaged  property,   and  primary  mortgage  insurance,   if  any.  Such
underwriting  reviews  will  generally  not be  conducted  with  respect  to any  individual mortgage pool related to a series of  certificates.  In reviewing  seasoned  mortgage loans, or mortgage loans that have been  outstanding for more than 12 months,  Residential  Funding
Corporation  may also take into  consideration  the  mortgagor's  actual payment  history in assessing a mortgagor's  current ability to make payments on the mortgage loan. In addition,
Residential  Funding  Corporation  may conduct  additional  procedures to assess the current value of the mortgaged  properties.  Those  procedures  may consist of drive-by  appraisals, automated  valuations  or real  estate  broker's  price  opinions.  The  depositor  may also consider a specific area's housing value trends.  These  alternative  valuation  methods may not be as reliable as the type of mortgagor  financial  information  or appraisals  that are typically  obtained  at  origination.  In its  underwriting  analysis,  Residential  Funding
Corporation may also consider the applicable  Credit Score of the related  mortgagor used in connection  with the  origination  of the mortgage  loan,  as  determined  based on a credit scoring model acceptable to the depositor.

      The depositor  anticipates  that mortgage loans,  other than the Mexico Mortgage Loans and some Puerto Rico  mortgage  loans,  included  in  mortgage  pools for certain  series of certificates  will  have  been  originated  based on  underwriting  standards  that are less restrictive  than for other  mortgage loan lending  programs.  In such cases,  borrowers may have credit  histories that contain  delinquencies  on mortgage and/or consumer debts.  Some borrowers  may have  initiated  bankruptcy  proceedings  within  a few  years of the time of origination of the related  mortgage loan. In addition,  some mortgage loans with LTV ratios over 80% will not be required to have the benefit of primary mortgage  insurance.  Likewise, mortgage  loans  included  in a  trust  may  have  been  originated  in  connection  with  a governmental  program under which  underwriting  standards were significantly less stringent and designed to promote home ownership or the availability of affordable  residential rental property  regardless  of  higher  risks of  default  and  losses.  As  discussed  above,  in evaluating  seasoned  mortgage  loans,  the depositor  may place  greater  weight on payment history or market and other economic trends and less weight on underwriting  factors usually applied to newly originated mortgage loans.

                                                 15

      With  respect  to the  depositor's  underwriting  standards,  as  well  as  any  other underwriting  standards  that may be applicable  to any mortgage  loans,  such  underwriting standards typically include a set of specific criteria by which the underwriting  evaluation is made.  However,  the application of the  underwriting  standards does not imply that each specific  criterion was satisfied  individually.  Rather, a mortgage loan will be considered to be originated in accordance  with a given set of  underwriting  standards if, based on an overall qualitative evaluation,  the loan is in substantial compliance with the underwriting standards.  For  example,  a  mortgage  loan  may  be  considered  to  comply  with a set of underwriting  standards,  even if one or more specific criteria included in the underwriting standards were not satisfied,  if other factors  compensated  for the criteria that were not satisfied or if the mortgage  loan is considered to be in  substantial  compliance  with the underwriting  standards.  In the case of a Designated  Seller  Transaction,  the  applicable underwriting  standards  will be those of the seller or of the  originator  of the  mortgage loans, and will be described in the accompanying prospectus supplement.

      Credit Scores are obtained by some mortgage  lenders in connection  with mortgage loan applications to help assess a borrower's  creditworthiness.  In addition,  Credit Scores may be  obtained  by  Residential  Funding  Corporation  or  the  designated  seller  after  the origination  of a  mortgage  loan if the seller  does not  provide  to  Residential  Funding
Corporation  or the  designated  seller a Credit  Score.  Credit  Scores are  obtained  from credit reports provided by various credit reporting organizations,  each of which may employ differing computer models and methodologies.

      The Credit Score is designed to assess a borrower's  credit  history at a single point in time,  using  objective  information  currently  on file for the borrower at a particular credit  reporting  organization.  Information  used to create a Credit  Score  may  include, among other  things,  payment  history,  delinquencies  on accounts,  levels of  outstanding indebtedness,  length of credit history, types of credit and bankruptcy  experience.  Credit
Scores range from  approximately 350 to approximately  840, with higher scores indicating an individual  with a more  favorable  credit  history  compared to an individual  with a lower score.  However,  a Credit Score purports only to be a measurement of the relative degree of risk  a  borrower  represents  to a  lender,  i.e.,  a  borrower  with  a  higher  score  is statistically  expected to be less likely to default in payment than a borrower with a lower score.  In  addition,  it should be noted that Credit  Scores were  developed  to indicate a level of default  probability over a two-year period,  which does not correspond to the life of a mortgage loan.  Furthermore,  Credit Scores were not developed  specifically for use in connection  with  mortgage  loans,  but for consumer  loans in general,  and assess only the borrower's  past credit  history.  Therefore,  in most cases,  a Credit  Score does not take into  consideration  the  differences  between  mortgage  loans and consumer  loans,  or the specific  characteristics  of the  related  mortgage  loan,  including  the LTV  ratio,  the collateral  for the mortgage  loan, or the debt to income  ratio.  There can be no assurance that the Credit Scores of the mortgagors will be an accurate  predictor of the likelihood of repayment of the related  mortgage loans or that any  mortgagor's  Credit Score would not be lower if obtained as of the date of the accompanying prospectus supplement.

      Once all  applicable  employment,  credit and  property  information  is  received,  a determination is made as to whether the prospective  borrower has sufficient  monthly income available to meet the  borrower's  monthly  obligations  on the proposed  mortgage  loan and other  expenses  related to the home,  including  property taxes and hazard  insurance,  and other  financial  obligations  and monthly living  expenses.  ARM loans,  Buy-Down  Mortgage
Loans,  graduated  payment  mortgage  loans and any other  mortgage  loans will generally be underwritten on the basis of the borrower's  ability to make monthly  payments as determined by reference to the mortgage rates in effect at origination or the reduced  initial  monthly payments,  as the case may be, and on the basis of an  assumption  that the  borrowers  will likely be able to pay the higher  monthly  payments that may result from later  increases in the mortgage rates or from later increases in the monthly  payments,  as the case may be, at the time of the  increase  even  though  the  borrowers  may not be able to make the  higher payments at the time of origination.  The mortgage rate in effect from the origination  date of an ARM loan or other types of loans to the first  adjustment date are likely to be lower, and may be significantly  lower,  than the sum of the then applicable index and Note Margin.
Similarly,  the amount of the  monthly  payment on  Buy-Down  Mortgage  Loans and  graduated payment  mortgage  loans  will  increase  periodically.  If the  borrowers'  incomes  do not increase in an amount  commensurate with the increases in monthly  payments,  the likelihood of default will increase.  In addition, in the case of either ARM loans or graduated payment mortgage  loans that are subject to negative  amortization,  due to the addition of deferred interest the principal  balances of those  mortgage loans are more likely to equal or exceed the value of the  underlying  mortgaged  properties,  thereby  increasing  the likelihood of defaults  and losses.  With  respect to Balloon  Loans,  payment of the Balloon  Amount will depend on the borrower's  ability to obtain  refinancing  or to sell the mortgaged  property prior to the maturity of the Balloon Loan,  and there can be no assurance  that  refinancing will be available to the borrower or that a sale will be possible.

                                                 16

      The AlterNet Mortgage Program and the Credit Gap Program

      The specific  underwriting  standards  with  respect to AlterNet  loans and Credit Gap loans will in most cases conform to those  published in  Residential  Funding  Corporation's
Client  Guide,  referred  to as the Guide,  as  modified  from time to time,  including  the provisions of the Guide  applicable to the  depositor's  AlterNet  Mortgage  Program and the
Credit Gap  Program.  AlterNet  loans and Credit  Gap Loans are made to  borrowers  having a
range  of  imperfect  credit  histories,   ranging  from  minor  delinquencies  to  borrower
bankruptcies.   The  applicable   underwriting  standards  are  revised  based  on  changing conditions in the residential  mortgage  market and the market for the depositor's  mortgage pass-through  certificates  and may also be waived by Residential  Funding  Corporation from time to time. The prospectus  supplement for each series of certificates secured by AlterNet loans or Credit Gap loans will  describe the general  underwriting  criteria  applicable  to such  mortgage  loans,  as well as any material  changes to the general  standard  described above.

      A portion of  AlterNet  loans and  Credit  Gap Loans  typically  will be  reviewed  by
Residential  Funding  Corporation  or  by a  designated  third  party  for  compliance  with applicable  underwriting  criteria.  Residential Funding Corporation may conduct this review using  an  automated  underwriting  system.  See  "--Automated  Underwriting,"  below.  Some
AlterNet  loans will be  purchased  from  AlterNet  Program  Sellers who will  represent  to
Residential  Funding  Corporation  that AlterNet loans were  originated  under  underwriting standards  determined by a mortgage  insurance  company  acceptable to  Residential  Funding
Corporation.  Residential  Funding  Corporation may accept a certification from an insurance company  as to an  AlterNet  loan's  insurability  in a  mortgage  pool  as of the  date  of certification  as  evidence  of an  AlterNet  loan  conforming  to  applicable  underwriting standards.  The  certifications  will  likely have been  issued  before the  purchase of the
AlterNet loan by Residential  Funding Corporation or the depositor.  Similarly,  some Credit
Gap  loans  will be  purchased  from  Credit  Gap  Program  Sellers  who will  represent  to
Residential  Funding  Corporation that Credit Gap loans were originated  under  underwriting standards  determined by a mortgage  insurance  company  acceptable to  Residential  Funding
Corporation.  Residential  Funding  Corporation may accept a certification from an insurance company  as to a  Credit  Gap  loan's  insurability  in a  mortgage  pool as of the  date of certification  as  evidence  of a Credit  Gap loan  conforming  to  applicable  underwriting standards.  The  certifications  will  likely have been  issued  before the  purchase of the
Credit Gap loan by Residential Funding Corporation or the depositor.

                                                 17

      A portion of the mortgage  loans will be purchased in negotiated  transactions,  which may be governed by master  commitment  agreements  relating to ongoing purchases of mortgage loans by Residential  Funding  Corporation or the designated seller. In some of those cases, the price paid by Residential  Funding  Corporation  or the designated  seller to the seller may be  adjusted  to reflect  losses or gains on the  mortgage  loans sold by that seller to
Residential  Funding  Corporation.  The sellers who sell to Residential  Funding Corporation or the  designated  seller  pursuant  to master  commitment  agreements  will  represent  to
Residential  Funding  Corporation or the designated seller that the mortgage loans have been originated  in accordance  with  underwriting  standards  agreed to by  Residential  Funding
Corporation or the designated  seller,  as applicable.  Residential  Funding  Corporation or the designated  seller,  as the case may be, on behalf of the depositor,  will review only a limited  portion  of the  mortgage  loans  in any  delivery  from  the  related  seller  for conformity with the applicable underwriting standards.

      Automated Underwriting

      In recent years, the use of automated  underwriting  systems has become commonplace in the residential  mortgage  market.  Residential  Funding  Corporation  evaluates many of the mortgage  loans that it  purchases  through  the use of one or more  automated  underwriting systems. In general,  these systems are programmed to review most of the information that is set forth in Residential Funding  Corporation's  Guide as the underwriting  criteria that is necessary  to  satisfy  each  underwriting  program.  In the case of the  AlterNet  Mortgage
Program and the Credit Gap Program,  the system may make  adjustments for some  compensating factors,  which could result in a mortgage loan being  approved even if all of the specified underwriting criteria for that underwriting program are not satisfied.

      In some  cases,  Residential  Funding  Corporation  enters  the  information  into the automated  underwriting  system using the  documentation  delivered to  Residential  Funding
Corporation  by the mortgage  collateral  seller.  In other cases,  the mortgage  collateral seller  enters  the  information  directly  into the  automated  underwriting  system.  If a mortgage collateral seller enters the information,  Residential Funding Corporation will, in many  cases,  verify that the  information  relating to the  underwriting  criteria  that it considers most important  accurately reflects the information  contained in the underwriting documentation.  However,  for some  mortgage  collateral  sellers,  it will only  verify the information with respect to a sample of those mortgage loans.

      Each  automated   review  will  either   generate  an  approval,   a  rejection  or  a
recommendation  for  further  review.  In the case of a  recommendation  of further  review, underwriting  personnel  will  perform a manual  review of the mortgage  loan  documentation before  Residential  Funding  Corporation will purchase the mortgage loan.  However,  in the case of some  mortgage  collateral  sellers,  underwriting  personnel  will  conduct  only a limited  review of the mortgage loan  documentation.  If that limited review does not detect any material  deviations  from the applicable  underwriting  criteria,  Residential  Funding
Corporation will approve that mortgage loan for purchase.

      Because an automated  underwriting  system will only consider the information  that it is  programmed  to review,  which may be more  limited  than the  information  that could be considered  in the course of a manual  review,  some  mortgage  loans may be  approved by an automated system that would have been rejected through a manual review.  In addition,  there could be  programming  inconsistencies  between  an  automated  underwriting  system and the underwriting  criteria set forth in Residential Funding Corporation's Guide, which could, in turn, be applied to numerous  mortgage loans that the system  reviews.  We cannot assure you that an automated  underwriting review will in all cases result in the same determination as a manual  review  with  respect to whether a mortgage  loan  satisfies  Residential  Funding
Corporation's underwriting criteria.

                                                 18

The Contracts

General

      The trust for a series may include a contract pool  evidencing  interests in contracts originated by one or more  manufactured  housing  dealers,  or such other entity or entities described in the  accompanying  prospectus  supplement.  Each  contract will be secured by a manufactured  home.  The  contracts  will  be  fully  amortizing  or,  if  specified  in the accompanying prospectus supplement, Balloon Loans.

      The  manufactured  homes securing the contracts will consist of  "manufactured  homes"
within the meaning of 42 U.S.C. ss. 5402(6),  which are treated as "single family  residences"
for the purposes of the REMIC  provisions of the Internal  Revenue Code of 1986, or Internal
Revenue Code.  Accordingly,  a  manufactured  home will be a structure  built on a permanent chassis,  which is  transportable  in one or more sections and  customarily  used at a fixed location,  has a minimum of 400 square feet of living space and minimum width in excess of 8
1/2 feet, is designed to be used as a dwelling with or without a permanent  foundation  when connected to the required utilities,  and includes the plumbing,  heating, air conditioning, and electrical systems contained therein.

      Some contract pools may include  contracts that are one or more months delinquent with regard to payment of  principal or interest at the time of their  deposit into a trust.  The accompanying  prospectus  supplement  will  describe the  percentage  of contracts  that are delinquent  and whether such  contracts  have been so  delinquent  more than once during the preceding twelve months.  Contract pools that contain  delinquent  contracts are more likely to sustain  losses  than are  contract  pools  that  contain  contracts  that have a current payment status.

Underwriting Policies

      Conventional  contracts will comply with the  underwriting  policies of the applicable originator  or mortgage  collateral  seller,  which will be  described  in the  accompanying prospectus supplement.

      With  respect to a contract  made in  connection  with the  mortgagor's  purchase of a manufactured  home, the appraised value is usually the sales price of the manufactured  home or the amount determined by a professional appraiser.  The appraiser must personally inspect the  manufactured  home and prepare a report that includes market data based on recent sales of comparable  manufactured homes and, when deemed  applicable,  a replacement cost analysis based on the current cost of a similar  manufactured  home.  The LTV ratio for a contract in most cases will be equal to the original  principal  amount of the  contract  divided by the lesser of the appraised  value or the sales price for the  manufactured  home.  However,  an appraisal of the manufactured home generally will not be required.

The Agency Securities

Government National Mortgage Association

      Ginnie Mae is a  wholly-owned  corporate  instrumentality  of the United States within
HUD. Section 306(g) of Title III of the National  Housing Act of 1934, as amended,  referred to in this  prospectus  as the Housing Act,  authorizes  Ginnie Mae to guarantee  the timely payment of the principal of and interest on  certificates  representing  interests in a pool of mortgages  insured by the FHA,  under the Housing Act or under Title V of the Housing Act of 1949, or partially guaranteed by the VA under the Servicemen's  Readjustment Act of 1944, as amended, or under Chapter 37 of Title 38, United States Code.

                                                 19

      Section  306(g) of the  Housing  Act  provides  that "the full faith and credit of the
United  States is pledged to the  payment of all  amounts  which may be  required to be paid under any guarantee under this  subsection." In order to meet its obligations under any such guarantee,  Ginnie Mae may, under Section 306(d) of the Housing Act,  borrow from the United
States  Treasury an amount that is at any time  sufficient  to enable  Ginnie Mae to perform its obligations  under its guarantee.  See "Additional  Information" for the availability of further information regarding Ginnie Mae and Ginnie Mae securities.

Ginnie Mae Securities

      In most cases,  each Ginnie Mae security  relating to a series,  which may be a Ginnie
Mae I  Certificate  or a Ginnie Mae II  Certificate  as referred to by Ginnie Mae, will be a
"fully modified pass-through"  mortgage-backed certificate issued and serviced by a mortgage banking  company or other financial  concern  approved by Ginnie Mae, except with respect to any stripped  mortgage- backed  securities  guaranteed by Ginnie Mae or any REMIC securities issued by Ginnie  Mae.  The  characteristics  of any Ginnie Mae  securities  included in the trust  for a  series  of  certificates  will be  described  in the  accompanying  prospectus supplement.

Federal Home Loan Mortgage Corporation

      Freddie Mac is a corporate  instrumentality  of the United States  created under Title
III of the Emergency Home Finance Act of 1970, as amended,  or the Freddie Mac Act.  Freddie
Mac was  established  primarily for the purpose of increasing the  availability  of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently
consists  of   purchasing   first-lien,   conventional,   residential   mortgage   loans  or
participation  interests  in such  mortgage  loans  and  reselling  the  mortgage  loans  so purchased in the form of guaranteed mortgage  securities,  primarily Freddie Mac securities.
In 1981,  Freddie Mac initiated its Home Mortgage  Guaranty Program under which it purchases mortgage  loans from  sellers  with  Freddie Mac  securities  representing  interests in the mortgage loans so purchased.  All mortgage loans  purchased by Freddie Mac must meet certain standards  described in the Freddie Mac Act.  Freddie Mac is confined to purchasing,  so far as  practicable,  mortgage loans that it deems to be of such quality and type that generally meets the  purchase  standards  imposed by private  institutional  mortgage  investors.  See
"Additional  Information" for the availability of further information  regarding Freddie Mac and Freddie Mac  securities.  Neither the United States nor any agency  thereof is obligated to finance Freddie Mac's operations or to assist Freddie Mac in any other manner.

Freddie Mac Securities

      In most cases,  each  Freddie Mac  security  relating  to a series will  represent  an undivided  interest  in a pool of mortgage  loans that  typically  consists of  conventional loans,  but may  include  FHA loans and VA loans,  purchased  by Freddie  Mac,  except  with respect to any stripped  mortgage- backed  securities  issued by Freddie Mac. Each such pool will  consist  of  mortgage  loans,  substantially  all of  which  are  secured  by  one- to
four-family   residential  properties  or,  if  specified  in  the  accompanying  prospectus supplement,  are secured by multi-family residential properties.  The characteristics of any
Freddie Mac securities  included in the trust for a series of certificates will be described in the accompanying prospectus supplement.

                                                 20

Federal National Mortgage Association

      Fannie Mae is a federally  chartered and  privately  owned  corporation  organized and existing under the Federal National  Mortgage  Association  Charter Act (12 U.S.C. ss. 1716 et
seq.). It is the nation's  largest  supplier of residential  mortgage funds.  Fannie Mae was originally  established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned  and privately managed  corporation  by  legislation  enacted  in 1968.  Fannie Mae  provides  funds to the mortgage  market  primarily by purchasing  home mortgage loans from local  lenders,  thereby replenishing  their funds for  additional  lending.  See  "Additional  Information"  for the availability  of further  information  respecting  Fannie  Mae and  Fannie  Mae  securities.
Although the  Secretary of the  Treasury of the United  States has  authority to lend Fannie
Mae up to $2.25 billion  outstanding  at any time,  neither the United States nor any agency thereof is  obligated  to finance  Fannie Mae's  operations  or to assist  Fannie Mae in any other manner.

Fannie Mae Securities

      In most  cases,  each  Fannie Mae  security  relating  to a series  will  represent  a fractional  undivided interest in a pool of mortgage loans formed by Fannie Mae, except with respect to any stripped  mortgage-backed  securities  issued by Fannie Mae.  Mortgage  loans underlying  Fannie  Mae  securities  will  consist  of fixed,  variable  or  adjustable-rate conventional  mortgage loans or fixed-rate FHA loans or VA loans. Such mortgage loans may be
secured  by  either  one-  to  four-family  or  multi-family  residential  properties.   The
characteristics  of any  Fannie  Mae  securities  included  in the  trust  for a  series  of certificates will be described in the accompanying prospectus supplement.

Mortgage Collateral Sellers

      The mortgage  collateral  to be included in a trust will be purchased by the depositor directly or indirectly,  through Residential  Funding Corporation or other affiliates,  from mortgage  collateral  sellers  that may be  banks,  savings  and loan  associations,  credit
unions,  insurance  companies,   mortgage  bankers,   investment  banking  firms,  insurance
companies,  the FDIC, and other mortgage loan originators or sellers not affiliated with the depositor.  The mortgage collateral sellers may include Homecomings  Financial Network, Inc.
and GMAC  Mortgage  Corporation  and its  affiliates,  each of which is an  affiliate of the depositor. Such purchases may occur by one or more of the following methods:

o     one or more direct or indirect  purchases from unaffiliated  sellers,  which may occur simultaneously  with the  issuance  of the  certificates  or which may  occur  over an extended period of time;

o     one or more direct or indirect  purchases through the AlterNet Mortgage Program or the
      Credit Gap Program; or

o     one or more purchases from affiliated sellers.

      Mortgage  loans may be purchased  under  agreements  relating to ongoing  purchases of mortgage loans by Residential Funding  Corporation.  The prospectus  supplement for a series of certificates will disclose the method or methods used to acquire the mortgage  collateral for the series.  The depositor may issue one or more classes of  certificates  to a mortgage collateral  seller as  consideration  for the purchase of the mortgage  collateral  securing such series of certificates, if so described in the accompanying prospectus supplement.

                                                 21

Qualifications of Sellers

      Each AlterNet  Program Seller and Credit Gap Program Seller is selected by Residential
Funding  Corporation on the basis of criteria  described in the Guide.  An AlterNet  Program
Seller  or a  Credit  Gap  Program  Seller  may be an  affiliate  of the  depositor  and the depositor  presently  anticipates that GMAC Mortgage  Corporation and Homecomings  Financial
Network,  Inc.,  each an affiliate of the depositor,  will be AlterNet  Program  Sellers and
Credit Gap Program  Sellers.  If an AlterNet  Program  Seller or a Credit Gap Program Seller
becomes  subject to the direct or indirect  control of the FDIC,  or if an AlterNet  Program
Seller's or a Credit Gap Program  Seller's net worth,  financial  performance or delinquency and foreclosure rates are adversely impacted,  the institution may continue to be treated as an AlterNet  Program Seller or a Credit Gap Program  Seller,  as  applicable.  Any event may adversely  affect the  ability of any such  AlterNet  Program  Seller or Credit Gap  Program
Seller to repurchase  mortgage  collateral in the event of a breach of a  representation  or warranty which has not been cured. See "--Repurchases of Mortgage Collateral" below.

Representations With Respect to Mortgage Collateral

      Except  in  the  case  of  a  Designated  Seller   Transaction,   Residential  Funding
Corporation  will provide with respect to each mortgage loan,  including  AlterNet loans and
Credit Gap loans, or contracts  constituting a part of the trust, all of the representations and  warranties  required  by the rating  agency or  agencies  rating a  specific  series of certificates.  In  a  Designated  Seller  Transaction,  the  Designated  Seller  would  make substantially  the same  representations  and warranties,  which are not expected to vary in any material respect.  Residential  Funding Corporation will generally represent and warrant that:

o     as of the  cut-off  date,  the  information  described  in a  listing  of the  related mortgage loan or contract was true and correct in all material respects;

o     except in the case of Cooperative  Loans, a policy of title  insurance in the form and amount  required  by  the  Guide  or an  equivalent  protection  was  effective  or an attorney's  certificate was received at origination,  and each policy remained in full force and effect on the date of sale of the related  mortgage  loan or contract to the depositor;

o     to the best of Residential Funding Corporation's  knowledge, if required by applicable underwriting  standards,  the  mortgage  loan or  contract is the subject of a primary insurance policy;

o     Residential  Funding  Corporation  had good title to the mortgage loan or contract and the  mortgage  loan or contract is not subject to offsets,  defenses or  counterclaims except as may be provided under the  Servicemembers  Civil Relief Act, as amended,  or
      Relief Act, and except with respect to any buy-down  agreement for a Buy-Down Mortgage
      Loan;

o     each mortgaged property is free of material damage and is in good repair;

o     each mortgage loan complied in all material respects with all applicable local,  state and federal laws at the time of origination; and

                                                 22

o     there is no delinquent tax, or assessment lien against the related mortgaged property.

      In the event of a breach of a representation  or warranty made by Residential  Funding
Corporation that materially  adversely  affects the interests of the  certificateholders  in the  mortgage  loan or  contract,  Residential  Funding  Corporation  will be  obligated  to repurchase  any mortgage loan or contract or substitute for the mortgage loan or contract as described  below.  In  addition,  except  in the case of a  Designated  Seller  Transaction,
Residential  Funding  Corporation  will be obligated to  repurchase  or  substitute  for any mortgage  loan as to which it is  discovered  that the  related  mortgage  does not create a valid lien having at least the priority  represented  and  warranted in the related  pooling and servicing  agreement on or, in the case of a contract or a Cooperative Loan, a perfected security interest in, the related mortgaged property, subject only to the following:

o     liens of real property taxes and assessments not yet due and payable;

o     covenants, conditions and restrictions,  rights of way, easements and other matters of public  record  as of the  date  of  recording  of such  mortgage  and  certain  other permissible title exceptions;

o     liens of any senior mortgages, in the case of junior mortgage loans; and

o     other  encumbrances  to  which  like  properties  are  commonly  subject  which do not materially  adversely  affect  the  value,  use,  enjoyment  or  marketability  of the mortgaged property.

      In addition,  except in the case of a Designated Seller  Transaction,  with respect to any  mortgage  loan or  contract  as to which the  depositor  delivers to the trustee or the custodian an affidavit  certifying that the original mortgage note or contract has been lost or  destroyed,  if the  mortgage  loan  or  contract  subsequently  is in  default  and  the enforcement thereof or of the related mortgage or contract is materially  adversely affected by the absence of the original mortgage note or contract,  Residential  Funding  Corporation will be obligated to  repurchase  or  substitute  for such  mortgage loan or contract in the manner described below under  "--Repurchases  of Mortgage  Collateral" and "--Limited Right of
Substitution."

      Mortgage   collateral  sellers  will  typically  make  certain   representations   and
warranties  regarding  the  characteristics  of the  mortgage  collateral  that  they  sell.
However,  mortgage collateral  purchased from certain  unaffiliated sellers may be purchased with very limited or no representations  and warranties.  In addition,  Residential  Funding
Corporation  and the  depositor  will not  assign  to the  trustee  for the  benefit  of the certificateholders  any of the  representations and warranties made by a mortgage collateral seller  regarding  mortgage  collateral  or any  remedies  provided  for any breach of those representations and warranties.  Accordingly,  unless the accompanying prospectus supplement
discloses  that  additional   representations  and  warranties  are  made  by  the  mortgage collateral  seller or other  person  for the  benefit  of the  certificateholders,  the only representations  and warranties that will be made for the benefit of the  certificateholders will be the limited  representations  and  warranties  of  Residential  Funding  Corporation described  above.  If  a  breach  of a  representation  and  warranty  made  by  a  mortgage collateral  seller is discovered that materially and adversely  affects the interests of the certificateholders  and that  representation  and warranty has been  assigned to the trustee for the benefit of the  certificateholders,  the master servicer will be required to use its best reasonable efforts to enforce the obligation of the mortgage  collateral seller to cure such breach or repurchase the mortgage collateral.

                                                 23

Repurchases of Mortgage Collateral

      If a designated seller or Residential  Funding Corporation cannot cure a breach of any representation  or  warranty  made by it and  assigned to the trustee for the benefit of the certificateholders  relating to an item of mortgage  collateral  within 90 days after notice from the master servicer,  the servicer,  the Certificate  Administrator or the trustee, and the breach materially and adversely affects the interests of the  certificateholders  in the item of mortgage collateral,  the designated seller or Residential Funding  Corporation,  as the case may be, will be obligated to purchase  the item of mortgage  collateral  at a price described in the related pooling and servicing  agreement or trust agreement.  Likewise,  as described  under  "Description  of the  Certificates--Review  of  Mortgage  Loan or  Contract
Documents," if the designated seller or Residential  Funding Corporation cannot cure certain documentary  defects with respect to a mortgage loan or contract,  the designated  seller or
Residential Funding Corporation,  as applicable,  will be required to repurchase the item of mortgage  collateral.  The purchase price for any item of mortgage  collateral will be equal to the  principal  balance  thereof  as of the date of  purchase  plus  accrued  and  unpaid interest to the first day of the month  following the month of repurchase,  less the amount, expressed as a  percentage  per annum,  payable in respect of  servicing  or  administrative compensation  and the Spread,  if any. In certain limited cases, a substitution  may be made in lieu of such repurchase obligation. See "--Limited Right of Substitution" below.

      Because the listing of the related mortgage collateral  generally contains information with respect to the mortgage collateral as of the cut-off date,  prepayments and, in certain limited  circumstances,  modifications  to the  interest  rate and  principal  and  interest payments  may have been made with  respect to one or more of the  related  items of mortgage collateral  between  the cut-off  date and the closing  date.  Neither  Residential  Funding
Corporation  nor any seller will be required to  repurchase  or  substitute  for any item of mortgage collateral as a result of any such prepayment or modification.

      The master  servicer,  the servicer or the Certificate  Administrator,  as applicable, will be required under the applicable pooling and servicing  agreement or trust agreement to use its best  reasonable  efforts to enforce the  repurchase  obligation  of the  designated seller or  Residential  Funding  Corporation  of which it has knowledge due to a breach of a representation  and  warranty  that was made to or  assigned  to the  trustee (to the extent applicable),  or the substitution  right described below, for the benefit of the trustee and the certificateholders,  using practices it would employ in its good faith business judgment and which are normal and usual in its  general  mortgage  servicing  activities.  The master servicer is not obligated to review, and will not review,  every loan that is in foreclosure or is  delinquent  to determine if a breach of a  representation  and warranty has occurred.
The master servicer will maintain  policies and procedures  regarding  repurchase  practices that are consistent  with its general  servicing  activities.  These policies and procedures generally  will limit review of loans that are seasoned  and these  policies and  procedures are subject to change,  in good faith, to reflect the master  servicer's  current  servicing activities.  Application  of these  policies and procedures may result in losses being borne
by  the  related  credit  enhancement  and,  to  the  extent  not  available,   the  related
certificateholders.

      Furthermore,  the  master  servicer  or  servicer  may pursue  foreclosure  or similar remedies  concurrently  with  pursuing  any  remedy  for a breach  of a  representation  and warranty.  However,  the master  servicer or servicer is not  required to continue to pursue both  remedies  if it  determines  that one  remedy  is more  likely  to result in a greater recovery. In accordance with the above described practices,  the master servicer or servicer will not be required to enforce any purchase obligation of a designated seller,  Residential
Funding Corporation or seller arising from any  misrepresentation  by the designated seller,
Residential  Funding Corporation or seller, if the master servicer or servicer determines in the  reasonable  exercise  of  its  business  judgment  that  the  matters  related  to  the misrepresentation  did not directly  cause or are not likely to directly cause a loss on the related  mortgage  loan.  In the case of a Designated  Seller  Transaction  where the seller fails to  repurchase  a  mortgage  loan  and  neither  the  depositor,  Residential  Funding
Corporation  nor any other  entity has  assumed  the  representations  and  warranties,  the repurchase  obligation  of the seller  will not become an  obligation  of the  depositor  or
Residential  Funding  Corporation.  The  foregoing  obligations  will  constitute  the  sole remedies available to  certificateholders  or the trustee for a breach of any representation by  Residential  Funding  Corporation  in its capacity as a seller of mortgage  loans to the depositor, or for any other event giving rise to the obligations.

                                                 24

      Neither  the  depositor  nor the master  servicer  or servicer  will be  obligated  to purchase a mortgage loan if a designated  seller defaults on its obligation to do so, and no assurance can be given that the  designated  sellers will carry out those  obligations  with respect to mortgage  loans.  This type of default by a seller or designated  seller is not a default by the  depositor or by the master  servicer or servicer.  Any mortgage  loan not so purchased  or  substituted  for shall  remain in the  related  trust and any losses  related thereto  shall be  allocated  to the  related  credit  enhancement,  and to the  extent  not available, to the related certificates.

Limited Right of Substitution

      In the case of a mortgage loan or contract  required to be repurchased  from the trust the  related  mortgage  collateral  seller,  a  designated  seller  or  Residential  Funding
Corporation,  as  applicable,  may  substitute  a new  mortgage  loan  or  contract  for the repurchased  mortgage loan or contract  that was removed from the trust,  during the limited time period described below.  Under some  circumstances,  any substitution  must be effected within 120 days of the date of the  issuance of the  certificates  with  respect to a trust.
With respect to a trust for which a REMIC election is to be made, the  substitution  must be effected  within two years of the date of the issuance of the  certificates,  and may not be made unless an opinion of counsel is  delivered  to the effect that the  substitution  would not cause the trust to fail to  qualify  as a REMIC and  either (a) an opinion of counsel is delivered to the effect that such substitution would not result in a prohibited  transaction tax under the  Internal  Revenue  Code or (b) the trust is  indemnified  for any  prohibited transaction tax that may result from the substitution.

      In  most  cases,  any  qualified  substitute  mortgage  loan or  qualified  substitute contract will, on the date of substitution:

o     have an outstanding  principal  balance,  after deduction of the principal  portion of the  monthly  payment  due  in  the  month  of  substitution,  not  in  excess  of the outstanding  principal  balance  of  the  repurchased  mortgage  loan  or  repurchased contract;

o     have a mortgage  rate and a Net  Mortgage  Rate not less  than,  and not more than one percentage point greater than, the mortgage rate and Net Mortgage Rate,  respectively, of  the  repurchased  mortgage  loan  or  repurchased  contract  as  of  the  date  of substitution;

o     have an LTV ratio at the time of  substitution  no higher than that of the repurchased mortgage loan or repurchased contract;

o     have a remaining  term to maturity not greater  than,  and not more than one year less than, that of the repurchased mortgage loan or repurchased contract;

                                                 25

o     be secured by mortgaged property located in the United States,  unless the repurchased mortgage  loan was a Mexico  Mortgage  Loan or a Puerto Rico  mortgage  loan, in which case the qualified  substitute mortgage loan may be a Mexico Mortgage Loan or a Puerto
      Rico mortgage loan, respectively; and

o     comply  with  all of the  representations  and  warranties  described  in the  related pooling and servicing agreement as of the date of substitution.

      If the  outstanding  principal  balance of a  qualified  substitute  mortgage  loan or qualified substitute contract is less than the outstanding  principal balance of the related repurchased  mortgage loan or  repurchased  contract,  the amount of the shortfall  shall be deposited into the Custodial  Account in the month of substitution  for  distribution to the related  certificateholders.  The  related  pooling  and  servicing  agreement  may  include additional  requirements  relating to ARM loans or other specific types of mortgage loans or contracts,  or additional  provisions  relating to meeting the foregoing  requirements on an aggregate  basis where a number of  substitutions  occur  contemporaneously.  The prospectus supplement will indicate whether a Designated  Seller will have the option to substitute for a mortgage loan or contract  that it is obligated to repurchase in connection  with a breach of representation and warranty.

                              DESCRIPTION OF THE CERTIFICATES

General

      The  certificates  will be issued in series.  Each series of certificates  or, in some instances, two or more series of certificates,  will be issued under a pooling and servicing agreement or, in the case of certificates backed by mortgage securities,  a trust agreement, similar  to one of the forms  filed as an exhibit to the  registration  statement  under the
Securities  Act of 1933,  as  amended,  with  respect  to the  certificates  of  which  this prospectus is a part. Each pooling and servicing  agreement or trust agreement will be filed with the  Securities  and Exchange  Commission  as an exhibit to a Form 8-K.  The  following summaries,  together with additional  summaries under "The Pooling and Servicing  Agreement"
below,  describe all material terms and provisions  relating to the  certificates  common to each pooling and servicing  agreement or trust  agreement.  All references to a "pooling and servicing  agreement"  and any  discussion  of the  provisions  of any pooling and servicing agreement will also apply to trust  agreements.  The summaries do not purport to be complete and are  subject  to,  and are  qualified  in their  entirety  by  reference  to, all of the provisions  of the  pooling  and  servicing  agreement  for each trust and the  accompanying prospectus supplement.

      Each series of  certificates  may consist of any one or a combination of the following types of certificates:

Accretion Directed                         A   class   that   receives    principal
                                           payments  from  the  accreted   interest
                                           from  specified   accrual  classes.   An
                                           accretion   directed   class   also  may
                                           receive    principal    payments    from
                                           principal  paid on the  underlying  pool
                                           of assets.
Accrual                                    A class  that  accretes  the  amount  of
                                           accrued        interest        otherwise
                                           distributable   on  the   class,   which
                                           amount  will be  added as  principal  to
                                           the  principal  balance  of the class on
                                           each applicable  distribution  date. The
                                           accretion   may   continue   until  some
                                           specified  event has  occurred  or until
                                           the accrual class is retired.

                                                 26

Companion                                  A   class   that   receives    principal
                                           payments on any  distribution  date only
                                           if scheduled  payments have been made on
                                           specified  planned  principal   classes,
                                           targeted  principal classes or scheduled
                                           principal classes.
Component                                  A  class   consisting  of  "components."
                                           The  components  of a class of component
                                           certificates    may    have    different
                                           principal    and    interest     payment
                                           characteristics  but together constitute
                                           a  single  class.  Each  component  of a
                                           class of component  certificates  may be
                                           identified  as falling  into one or more
                                           of  the  categories  described  in  this
                                           section.
Fixed Rate                                 A class  with an  interest  rate that is
                                           fixed throughout the life of the class.
Floating Rate                              A  class  with  an  interest  rate  that
                                           resets   periodically   based   upon   a
                                           designated   index   and   that   varies
                                           directly with changes in the index.
Interest Only                              A class having no principal  balance and
                                           bearing    interest   on   the   related
                                           notional  amount.  The  notional  amount
                                           is   used    for    purposes    of   the
                                           determination of interest distribution.
Inverse Floating Rate                      A  class  with  an  interest  rate  that
                                           resets   periodically   based   upon   a
                                           designated   index   and   that   varies
                                           inversely with changes in the index.
Lockout                                    A class  that,  for the  period  of time
                                           specified  in  the  related   prospectus
                                           supplement,  generally  will not receive
                                           (in  other  words,  is  locked  out  of)
                                           (1) principal    prepayments    on   the
                                           underlying   pool  of  assets  that  are
                                           allocated   disproportionately   to  the
                                           senior   certificates   because  of  the
                                           shifting   interest   structure  of  the
                                           certificates   in   the   trust   and/or
                                           (2) scheduled  principal payments on the
                                           underlying pool of assets,  as specified
                                           in the  related  prospectus  supplement.
                                           During the lock-out period,  the portion
                                           of the  principal  distributions  on the
                                           underlying   pool  of  assets  that  the
                                           lockout  class is locked  out of will be
                                           distributed  to  the  other  classes  of
                                           senior certificates.

                                                 27

Partial Accrual                            A class  that  accretes a portion of the
                                           amount of accrued  interest on it, which
                                           amount  will be added  to the  principal
                                           balance of the class on each  applicable
                                           distribution  date,  with the  remainder
                                           of   the   accrued    interest   to   be
                                           distributed  currently  as  interest  on
                                           the class.  The  accretion  may continue
                                           until a specified  event has occurred or
                                           until  the  partial   accrual  class  is
                                           retired.
Principal Only                             A class that does not bear  interest and
                                           is    entitled    to    receive     only
                                           distributions of principal.
Planned Principal or PACs                  A class  that  is  designed  to  receive
                                           principal      payments      using     a
                                           predetermined      principal     balance
                                           schedule   derived   by   assuming   two
                                           constant   prepayment   rates   for  the
                                           underlying  pool of  assets.  These  two
                                           rates   are   the   endpoints   for  the
                                           "structuring   range"  for  the  planned
                                           principal class.  The planned  principal
                                           classes  in any  series of  certificates
                                           may   be   subdivided   into   different
                                           categories   (e.g.,    primary   planned
                                           principal  classes,   secondary  planned
                                           principal  classes and so forth)  having
                                           different  effective  structuring ranges
                                           and    different    principal    payment
                                           priorities.  The  structuring  range for
                                           the secondary  planned  principal  class
                                           of a  series  of  certificates  will  be
                                           narrower   than  that  for  the  primary
                                           planned principal class of the series.
Scheduled Principal                        A class  that  is  designed  to  receive
                                           principal      payments      using     a
                                           predetermined      principal     balance
                                           schedule  but  is  not  designated  as a
                                           planned   principal  class  or  targeted
                                           principal  class.  In  many  cases,  the
                                           schedule  is  derived  by  assuming  two
                                           constant   prepayment   rates   for  the
                                           underlying  pool of  assets.  These  two
                                           rates   are   the   endpoints   for  the
                                           "structuring  range"  for the  scheduled
                                           principal class.
Senior Support                             A  class  that   absorbs  the   realized
                                           losses  other than  excess  losses  that
                                           would  otherwise be allocated to a super
                                           senior  class after the related  classes
                                           of  subordinated   certificates  are  no
                                           longer outstanding.
Sequential Pay                             Classes that receive principal  payments
                                           in a  prescribed  sequence,  that do not
                                           have  predetermined   principal  balance
                                           schedules    and    that    under    all
                                           circumstances    receive   payments   of
                                           principal  continuously  from the  first
                                           distribution  date on which they receive
                                           principal  until  they  are  retired.  A
                                           single  class  that  receives  principal
                                           payments   before  or  after  all  other
                                           classes   in   the   same    series   of
                                           certificates  may  be  identified  as  a
                                           sequential pay class.

                                                 28

Super Senior                               A  class   that   will   not   bear  its
                                           proportionate  share of realized  losses
                                           (other than excess  losses) as its share
                                           is directed to another  class,  referred
                                           to as the "senior  support  class" until
                                           the  class  certificate  balance  of the
                                           support class is reduced to zero.
Targeted Principal or TACs                 A class  that  is  designed  to  receive
                                           principal      payments      using     a
                                           predetermined      principal     balance
                                           schedule  derived  by  assuming a single
                                           constant   prepayment   rate   for   the
                                           underlying pool of assets.
Variable Rate                              A  class  with  an  interest  rate  that
                                           resets  periodically  and is  calculated
                                           by  reference  to the  rate or  rates of
                                           interest  applicable to specified assets
                                           or  instruments   (e.g.,   the  mortgage
                                           rates borne by the  underlying  mortgage
                                           loans).
      Credit  support for each  series of  certificates  may be provided by a mortgage  pool insurance policy,  mortgage  insurance policy,  special hazard insurance policy,  bankruptcy bond, letter of credit,  purchase obligation,  reserve fund,  certificate  insurance policy, surety  bond  or  other  credit  enhancement  as  described  under  "Description  of  Credit
Enhancement,"  or by the  subordination  of one or more classes of certificates as described under "Subordination" or by any combination of the foregoing.

Form of Certificates

      As specified in the  accompanying  prospectus  supplement,  the  certificates  of each series will be issued either as physical  certificates  or in book-entry  form. If issued as physical  certificates,  the  certificates  will be in  fully  registered  form  only in the denominations specified in the accompanying prospectus supplement,  and will be transferable and exchangeable at the corporate trust office of the certificate  registrar appointed under the related pooling and servicing agreement to register the certificates.  No service charge will be made for any registration of exchange or transfer of  certificates,  but the trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge. The term  certificateholder  or holder refers to the entity whose name appears on the records of the certificate  registrar or, if applicable,  a transfer agent, as the registered holder of the certificate.

      If issued  in  book-entry  form,  the  classes  of a series  of  certificates  will be initially  issued through the  book-entry  facilities of The  Depository  Trust Company,  or
DTC. No global security  representing  book-entry  certificates may be transferred except as a whole by DTC to a nominee of DTC,  or by a nominee of DTC to another  nominee of DTC.  DTC or its  nominee  will  be the  only  registered  holder  of the  certificates  and  will  be considered  the  sole  representative  of the  beneficial  owners  of  certificates  for all purposes.

                                                 29

      The  registration  of the global  securities in the name of Cede & Co. will not affect beneficial  ownership  and is  performed  merely to  facilitate  subsequent  transfers.  The book-entry  system is also used  because it  eliminates  the need for  physical  movement of securities.  The laws of some  jurisdictions,  however,  may require some purchasers to take physical  delivery  of their  securities  in  definitive  form.  These  laws may  impair the ability to own or transfer book-entry certificates.

      Purchasers  of  securities  in the  United  States  may hold  interests  in the global certificates  through DTC, either  directly,  if they are  participants  in that system,  or otherwise  indirectly  through a participant in DTC.  Purchasers of securities in Europe may hold  interests  in the  global  securities  through  Clearstream,  Luxembourg,  or  through
Euroclear Bank S.A./N.V., as operator of the Euroclear system.

      Because DTC will be the only registered owner of the global  securities,  Clearstream,
Luxembourg and Euroclear will hold positions  through their  respective  U.S.  depositories, which in turn will hold positions on the books of DTC.

      DTC is a  limited-purpose  trust company  organized under the laws of the State of New
York, which holds securities for its DTC participants,  which include securities brokers and
dealers,   banks,  trust  companies  and  clearing  corporations.   DTC  together  with  the
Clearstream and Euroclear System participating  organizations  facilitates the clearance and settlement of securities  transactions between  participants  through electronic  book-entry changes in the accounts of participants.  Other  institutions  that are not participants but indirect  participants  which  clear  through or  maintain  a  custodial  relationship  with participants have indirect access to DTC's clearance system.

      The accompanying  prospectus  supplement will specify whether a beneficial owner in an
interest  in  any  book-entry   certificate  will  be  entitled  to  receive  a  certificate representing  that interest in registered,  certificated  form, unless either (i) DTC ceases to act as depository for that  certificate  and a successor  depository is not obtained,  or
(ii) the depositor  notifies DTC of its intent to terminate the book-entry  system and, upon receipt of a notice of intent from DTC, the  participants  holding  beneficial  interests in the book-entry  certificates agree to initiate a termination.  Upon the occurrence of one of the foregoing events, the trustee is required to notify,  through DTC, participants who have ownership  of  DTC  registered  certificates  as  indicated  on  the  records  of DTC of the availability  of  definitive  certificates  for  their  DTC  registered  certificates.  Upon
surrender  by  DTC  of  the  definitive   certificates   representing   the  DTC  registered
certificates  and upon receipt of  instructions  from DTC for  re-registration,  the trustee will  reissue the DTC  registered  certificates  as  definitive  certificates  issued in the respective  principal  amounts owned by individual  beneficial  owners,  and  thereafter the trustee and the master  servicer will recognize the holders of the  definitive  certificates as certificateholders under the pooling and servicing agreement.

      Prior to any such event,  beneficial owners will not be recognized by the trustee, the master  servicer,  the servicer or the Certificate  Administrator  as holders of the related certificates  for purposes of the pooling and servicing  agreement,  and  beneficial  owners will be able to  exercise  their  rights  as owners of their  certificates  only  indirectly through DTC,  participants and indirect  participants.  Any beneficial owner that desires to purchase,  sell or  otherwise  transfer any interest in  book-entry  certificates  may do so only through DTC,  either  directly if the  beneficial  owner is a participant or indirectly through  participants  and, if applicable,  indirect  participants.  Under the procedures of
DTC, transfers of the beneficial  ownership of any book-entry  certificates will be required to be made in minimum  denominations  specified in the accompanying  prospectus  supplement.
The ability of a beneficial owner to pledge  book-entry  certificates to persons or entities that are not participants in the DTC system, or to otherwise act for the  certificates,  may be limited  because of the lack of physical  certificates  evidencing the  certificates  and because DTC may act only on behalf of participants.

                                                 30

      Because  of  time  zone  differences,  the  securities  account  of a  Clearstream  or
Euroclear  System  participant as a result of a transaction  with a DTC  participant,  other than a depositary  holding on behalf of  Clearstream or Euroclear  System,  will be credited during a subsequent  securities  settlement processing day, which must be a business day for
Clearstream  or  Euroclear  System,  as the  case  may  be,  immediately  following  the DTC settlement  date.  Credits or any  transactions  in those  securities  settled  during  this processing  will be reported to the relevant  Euroclear  System  participant  or Clearstream participants  on that business day. Cash received in  Clearstream  or Euroclear  System as a result of sales of securities by or through a Clearstream  participant  or Euroclear  System participant to a DTC  participant,  other than the  depositary for  Clearstream or Euroclear
System,  will be received with value on the DTC  settlement  date,  but will be available in the  relevant  Clearstream  or  Euroclear  System cash  account  only as of the business day following settlement in DTC.

      Transfers  between  participants  will occur in accordance  with DTC rules.  Transfers between Clearstream  participants and Euroclear System participants will occur in accordance with their respective rules and operating procedures.

      Cross-market  transfers between persons holding directly or indirectly through DTC, on the one hand,  and directly or  indirectly  through  Clearstream  participants  or Euroclear
System  participants,  on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European  international clearing system by the relevant depositaries;
however,  the cross  market  transactions  will  require  delivery  of  instructions  to the relevant  European  international  clearing  system by the  counterparty  in that  system in accordance with its rules and procedures and within its established  deadlines  defined with respect to European time. The relevant European  international  clearing system will, if the transaction  meets its settlement  requirements,  deliver  instructions to its depositary to take action to effect final  settlement on its behalf by delivering or receiving  securities in DTC, and making or receiving  payment in accordance  with normal  procedures for same day
funds  settlement   applicable  to  DTC.  Clearstream   participants  and  Euroclear  System
participants may not deliver instructions directly to the depositaries.

      Clearstream,  as a professional  depository,  holds  securities for its  participating organizations  and  facilitates  the  clearance and  settlement  of securities  transactions between  Clearstream  participants  through  electronic  book-entry  changes in  accounts of
Clearstream   participants,   thereby   eliminating  the  need  for  physical   movement  of
certificates.  As a  professional  depository,  Clearstream  is subject to regulation by the
Luxembourg Monetary Institute.

      Euroclear  System was created to hold securities for  participants of Euroclear System and  to  clear  and  settle  transactions  between  Euroclear  System  participants  through simultaneous  electronic  book-entry delivery against payment,  thereby eliminating the need for physical  movement of certificates  and any risk from lack of simultaneous  transfers of securities  and cash.  The Euroclear  System  operator is Euroclear  Bank  S.A./N.V.,  under contract with the clearance cooperative,  Euroclear System Clearance Systems S.C., a Belgian
co-operative  corporation.  All operations are conducted by the Euroclear  System  operator, and all Euroclear System  securities  clearance  accounts and Euroclear System cash accounts are accounts with the Euroclear System operator, not the clearance cooperative.

                                                 31

      The  clearance  cooperative  establishes  policy  for  Euroclear  System  on behalf of
Euroclear  System  participants.  Securities  clearance  accounts and cash accounts with the
Euroclear  System  operator  are  governed  by the terms  and  conditions  Governing  Use of
Euroclear  System  and  the  related  operating  procedures  of  the  Euroclear  System  and applicable  Belgian law. The terms and  conditions  govern  transfers of securities and cash within  Euroclear  System,  withdrawals of securities and cash from  Euroclear  System,  and receipts of payments  with respect to  securities  in Euroclear  System.  All  securities in
Euroclear System are held on a fungible basis without  attribution of specific  certificates to specific securities clearance accounts.

      Distributions on the book-entry  certificates will be forwarded by the trustee to DTC, and DTC will be responsible  for forwarding  those payments to  participants,  each of which will be responsible  for disbursing the payments to the beneficial  owners it represents or, if  applicable,  to indirect  participants.  Accordingly,  beneficial  owners may experience delays in the receipt of payments  relating to their  certificates.  Under DTC's procedures,
DTC will  take  actions  permitted  to be  taken  by  holders  of any  class  of  book-entry certificates under the pooling and servicing  agreement only at the direction of one or more participants to whose account the book-entry  certificates  are credited and whose aggregate holdings represent no less than any minimum amount of percentage  interests or voting rights required  therefor.  DTC  may  take  conflicting  actions  with  respect  to any  action  of certificateholders  of any class to the extent that  participants  authorize  those actions.
None of the master servicer,  the servicer,  the depositor,  the Certificate  Administrator, the trustee or any of their  respective  affiliates  has undertaken  any  responsibility  or assumed any  responsibility  for any aspect of the records  relating to or payments  made on
account  of  beneficial  ownership  interests  in  the  book-entry   certificates,   or  for
maintaining,  supervising or reviewing any records  relating to those  beneficial  ownership interests.

Assignment of Mortgage Loans

      At the time of  issuance of a series of  certificates,  the  depositor  will cause the mortgage  loans or mortgage  securities  and any other assets being  included in the related trust to be assigned to the trustee or its  nominee,  which may be the  custodian,  together with, if specified in the  accompanying  prospectus  supplement,  all principal and interest received on the  mortgage  loans or mortgage  securities  after the last day of the month of the cut-off  date,  other than  principal  and  interest  due on or before such date and any
Spread.  The  trustee  will,  concurrently  with  that  assignment,   deliver  a  series  of
certificates  to the  depositor in exchange for the mortgage  loans or mortgage  securities.
Each  mortgage loan or mortgage  security  will be identified in a schedule  appearing as an exhibit to the related  pooling and servicing  agreement.  Each  schedule of mortgage  loans will include,  among other things,  information as to the principal balance of each mortgage loan as of the cut-off  date,  as well as  information  respecting  the mortgage  rate,  the currently scheduled monthly payment of principal and interest,  the maturity of the mortgage note  and the LTV  ratio  or CLTV  ratio  and  junior  mortgage  ratio,  as  applicable,  at origination or modification, without regard to any secondary financing.

      If stated in the accompanying prospectus supplement,  and in accordance with the rules of membership of Merscorp,  Inc. and/or Mortgage Electronic  Registration  Systems, Inc. or,
MERS,  assignments  of the  mortgages  for the mortgage  loans in the related  trust will be registered  electronically through Mortgage Electronic  Registration Systems, Inc., or MERS(R)
System.  For  mortgage  loans  registered  through  the MERS(R)  System,  MERS shall  serve as mortgagee  of record  solely as a nominee  in an  administrative  capacity  on behalf of the trustee and shall not have any interest in any of those mortgage loans.

      In addition,  except as  described  in the  accompanying  prospectus  supplement,  the depositor  will, as to each mortgage loan other than mortgage loans  underlying any mortgage securities,  deliver to the trustee, or to the custodian,  a set of legal documents relating to each mortgage loan that are in possession of the depositor, including:

                                                 32

o     the mortgage note and any modification or amendment  thereto endorsed without recourse either in blank or to the order of the trustee or its nominee;

o     the mortgage,  except for any mortgage not returned from the public recording  office, with  evidence  of  recording  indicated  thereon  or a copy of the  mortgage  with evidence of recording  indicated  thereon or, in the case of a Cooperative  Loan or
         Mexico  Mortgage  Loan,  the  respective  security  agreements  and any  applicable financing statements;

o     an  assignment in  recordable  form of the mortgage,  or evidence that the mortgage is held for the trustee  through the MERS(R) System,  or a copy of such  assignment with evidence of recording  indicated  thereon or, for a Cooperative Loan, an assignment of  the  respective  security  agreements,  any  applicable  financing  statements, recognition  agreements,  relevant stock  certificates,  related blank stock powers and the related  proprietary  leases or occupancy  agreements  and, for a mixed-use mortgage loan, the  assignment of leases,  rents and profits,  if separate from the mortgage,  and an executed  reassignment  of the  assignment  of leases,  rents and profits  and,  for a  Mexico  Mortgage  Loan,  an  assignment  of  the  mortgagor's beneficial interest in the Mexican trust; and

o     if  applicable,  any  riders  or  modifications  to the  mortgage  note and  mortgage, together  with any  other  documents  at such  times as  described  in the  related pooling and servicing agreement.

      The assignments may be blanket  assignments  covering  mortgages  secured by mortgaged properties  located  in the  same  county,  if  permitted  by  law.  If so  provided  in the accompanying  prospectus  supplement,  the  depositor  may not be required to deliver one or more of the related  documents  if any of the  documents  are missing  from the files of the party from whom the mortgage loan was purchased.

      If,  for  any  mortgage  loan,  the  depositor  cannot  deliver  the  mortgage  or any assignment with evidence of recording  thereon  concurrently with the execution and delivery of the  related  pooling and  servicing  agreement  because of a delay  caused by the public recording  office or a delay in the receipt of information  necessary to prepare the related assignment,  the  depositor  will  deliver or cause to be  delivered  to the  trustee or the custodian a copy of the mortgage or  assignment.  The depositor  will deliver or cause to be delivered to the trustee or the  custodian  such  mortgage or  assignment  with  evidence of recording  indicated  thereon after receipt thereof from the public recording office or from the related servicer or subservicer.

      Any mortgage for a mortgage loan secured by mortgaged  property located in Puerto Rico will be  either a Direct  Puerto  Rico  Mortgage  or an  Endorsable  Puerto  Rico  Mortgage.
Endorsable  Puerto Rico  Mortgages  do not  require an  assignment  to transfer  the related lien.  Rather,  transfer of those mortgages follows an effective  endorsement of the related mortgage note and,  therefore,  delivery of the  assignment  referred to in the third clause listed  in  the  third  preceding  paragraph  would  be  inapplicable.  Direct  Puerto  Rico
Mortgages,  however,  require an  assignment  to be recorded for any transfer of the related lien and the assignment would be delivered to the trustee, or the custodian.

      Assignments of the mortgage  loans to the trustee will be recorded in the  appropriate public  recording  office,  except for  mortgages  held under the MERS(R)  System or in states where,  in the opinion of counsel  acceptable to the trustee,  the recording is not required to protect the trustee's  interests in the mortgage loan against the claim of any subsequent transferee  or any  successor  to or  creditor of the  depositor  or the  originator  of the mortgage loan.

                                                 33

Assignment of the Contracts

      The depositor will cause the contracts  constituting  the contract pool to be assigned to the trustee or its nominee,  which may be the  custodian,  together  with  principal  and interest due on or with respect to the contracts  after the cut-off date,  but not including principal  and interest due on or before the cut-off date or any Spread.  Each contract will be identified in a schedule appearing as an exhibit to the pooling and servicing  agreement.
The schedule will include,  among other things,  information as to the principal  amount and the adjusted  principal  balance of each contract as of the close of business on the cut-off date, as well as information  respecting the mortgage  rate, the current  scheduled  monthly level payment of principal and interest and the maturity date of the contract.

      In addition, the depositor,  the servicer or the master servicer, as to each contract, will  deliver to the  trustee,  or to the  custodian,  the  original  contract and copies of documents  and  instruments  related  to each  contract  and the  security  interest  in the manufactured  home  securing  each  contract.  The  depositor,  the master  servicer  or the servicer will cause a financing  statement to be executed by the depositor  identifying  the trustee as the secured party and  identifying  all  contracts as  collateral.  However,  the contracts  will not be stamped or  otherwise  marked to reflect  their  assignment  from the depositor to the trust and no  recordings  or filings will be made in the  jurisdictions  in which the manufactured  homes are located.  See "Certain Legal Aspects of Mortgage Loans and
Contracts--The Contracts."

Review of Mortgage Loan or Contract Documents

      The  trustee or the  custodian  will hold  documents  in trust for the  benefit of the certificateholders  and, within 90 days after receipt  thereof,  will review such documents.
If any such  document is found to be defective in any material  respect,  the trustee or the custodian shall promptly notify  Residential  Funding  Corporation or the designated seller, if any, and the depositor.  If Residential  Funding Corporation or the designated seller, as the case may be, cannot cure the defect  within 60 days,  or within the period  specified in the accompanying  prospectus  supplement,  after notice of the defect is given,  Residential
Funding or designated  seller,  as applicable  will be obligated no later than 90 days after such notice, or within the period specified in the accompanying  prospectus  supplement,  to either  repurchase  the related  mortgage loan or contract or any related  property from the trustee or  substitute  a new mortgage  loan or contract in  accordance  with the  standards described in this  prospectus  under "The Trust -- Repurchases of Mortgage  Collateral."  The
obligation of Residential  Funding and  designated  seller to repurchase or substitute for a mortgage loan or contract  constitutes the sole remedy  available to the  certificateholders or the trustee for a material  defect in a  constituent  document.  Any mortgage loan not so purchased or substituted shall remain in the related trust.

Assignment of Mortgage Securities

      The depositor  will transfer,  convey and assign to the trustee or its nominee,  which may be the  custodian,  all right,  title and  interest  of the  depositor  in the  mortgage securities and other property to be included in the trust for a series.  The assignment will include all principal and interest due on or with respect to the mortgage  securities  after the  cut-off  date  specified  in the  accompanying  prospectus  supplement,  except for any
Spread.  The  depositor  will cause the mortgage  securities to be registered in the name of the trustee or its nominee,  and the trustee will concurrently  authenticate and deliver the certificates.  The accompanying  prospectus supplement will specify whether the trustee will be in  possession  of or be  assignee  of record of any  underlying  assets  for a  mortgage security.  Each mortgage  security will be identified in a schedule  appearing as an exhibit to the related  pooling and  servicing  agreement,  which will  specify as to each  mortgage security  information  regarding the original  principal  amount and  outstanding  principal balance  of  each  mortgage  security  as of  the  cut-off  date,  as  well  as  the  annual pass-through rate or interest rate for each mortgage security conveyed to the trustee.

                                                 34

Spread

      The depositor,  the servicer,  the mortgage  collateral seller, the master servicer or any of their  affiliates,  or any other  entity  specified  in the  accompanying  prospectus supplement  may  retain or be paid a portion of  interest  due with  respect to the  related mortgage  collateral,  which will be an uncertificated  interest in the mortgage collateral.
The payment of any Spread will be disclosed in the accompanying prospectus supplement.  This payment may be in  addition  to any other  payment,  including  a  servicing  fee,  that the specified entity is otherwise  entitled to receive with respect to the mortgage  collateral.
Any  payment of this sort on an item of  mortgage  collateral  will  represent  a  specified portion of the interest  payable  thereon.  The interest  portion of a Realized Loss and any partial  recovery of interest on an item of mortgage  collateral  will be allocated  between the owners of any Spread and the  certificateholders  entitled  to  payments  of interest as provided in the applicable pooling and servicing agreement.

Payments on Mortgage Collateral

Collection of Payments on Mortgage Loans and Contracts

      The servicer or the master servicer,  as applicable,  will deposit or will cause to be deposited into the Custodial  Account payments and collections  received by it subsequent to the cut-off date,  other than  payments due on or before the cut-off  date, as  specifically described in the related  pooling and servicing  agreement,  which in most cases,  except as otherwise provided, will include the following:

o     all payments on account of principal of the mortgage  loans or contracts  comprising a trust;

o     all  payments on account of interest on the  mortgage  loans or  contracts  comprising that trust,  net of the portion of each payment thereof retained by the servicer or subservicer, if any, as Spread, and its servicing or other compensation;

o     Liquidation Proceeds;

o     all  subsequent  recoveries  of amounts  related  to a  mortgage  loan as to which the master  servicer  had  previously  determined  that no  further  amounts  would  be recoverable,  resulting  in  a  realized  loss,  net  of  unreimbursed  liquidation expenses and Servicing Advances;

o     Insurance Proceeds or proceeds from any alternative  arrangements  established in lieu of any such insurance and described in the applicable prospectus supplement,  other than proceeds to be applied to the restoration of the related  property or released to the mortgagor in  accordance  with the master  servicer's  or servicer's  normal servicing procedures;

                                                 35

o     any Buy-Down Funds and, if applicable,  investment  earnings  thereon,  required to be paid to certificateholders;

o     all proceeds of any mortgage  loan or contract in the trust  purchased or, in the case of a  substitution,  amounts  representing  a principal  adjustment,  by the master servicer,  the depositor,  the designated seller,  Residential Funding Corporation, any subservicer or mortgage  collateral  seller or any other person under the terms
         of   the   pooling   and    servicing    agreement   as   described    under   "The
         Trusts--Representations  With Respect to Mortgage  Collateral" and  "--Repurchases of
         Mortgage Collateral;"

o     any amount  required to be deposited by the master  servicer in connection with losses realized on investments of funds held in the Custodial Account; and

o     any amounts required to be transferred  from the Certificate  Account to the Custodial
         Account.

      In addition to the Custodial  Account,  the master servicer or servicer will establish and  maintain  the  Certificate  Account.  Both the  Custodial  Account and the  Certificate
Account must be either:

o     maintained  with a depository  institution  whose debt  obligations at the time of any deposit  therein are rated by any rating agency that rated any  certificates of the related series not less than a specified  level  comparable to the rating  category of the certificates;

o     an  account  or  accounts  the  deposits  in which are  fully  insured  to the  limits established  by the  FDIC,  provided  that any  deposits  not so  insured  shall be otherwise  maintained  so  that,  as  evidenced  by  an  opinion  of  counsel,  the certificateholders  have a claim with  respect to the funds in such  accounts  or a perfected first priority security  interest in any collateral  securing those funds that is  superior  to the  claims  of any  other  depositors  or  creditors  of the depository institution with which the accounts are maintained;

o     in the case of the  Custodial  Account,  a trust  account or  accounts  maintained  in either the corporate trust  department or the corporate  asset services  department of a financial  institution  which has debt  obligations that meet specified rating criteria;

o     in the case of the Certificate  Account,  a trust account or accounts  maintained with the trustee; or

o     any other Eligible Account.

      The collateral  that is eligible to secure  amounts in an Eligible  Account is limited
to  some   Permitted   Investments.   A   Certificate   Account  may  be  maintained  as  an
interest-bearing  or a  non-interest-bearing  account,  or funds  therein may be invested in
Permitted  Investments as described below. The Custodial  Account may contain funds relating to more than one series of  certificates  as well as  payments  received  on other  mortgage loans  and  assets  serviced  or  master  serviced  by the  master  servicer  that have been deposited into the Custodial Account.

                                                 36

      Not later than the business day preceding each distribution  date, the master servicer or servicer,  as applicable,  will withdraw from the Custodial  Account and deposit into the
applicable   Certificate  Account,  in  immediately   available  funds,  the  amount  to  be
distributed  therefrom to certificateholders on that distribution date. The master servicer, the servicer or the trustee will also deposit or cause to be deposited into the  Certificate
Account:

o     the amount of any  Advances  made by the master  servicer or the servicer as described in this prospectus under "--Advances;"

o     any payments under any letter of credit or any certificate  insurance policy,  and any amounts required to be transferred to the Certificate  Account from a reserve fund, as described under "Description of Credit Enhancement" below;

o     any  amounts  required to be paid by the master  servicer  or servicer  out of its own funds due to the operation of a deductible  clause in any blanket policy maintained by the master  servicer or servicer to cover hazard losses on the mortgage loans as described under "Insurance Policies on Mortgage Loans or Contracts" below;

o     any distributions received on any mortgage securities included in the trust; and

o     any other amounts as described in the related pooling and servicing agreement.

      The portion of any payment  received by the master  servicer or the servicer  relating to a  mortgage  loan that is  allocable  to Spread  will  typically  be  deposited  into the
Custodial  Account,  but will not be  deposited in the  Certificate  Account for the related series of  certificates  and will be  distributed  as provided  in the  related  pooling and servicing agreement.

      Funds on deposit in the  Custodial  Account may be invested in  Permitted  Investments maturing in general not later than the business day  preceding  the next  distribution  date and funds on deposit  in the  related  Certificate  Account  may be  invested  in  Permitted
Investments  maturing,  in general, no later than the distribution date. All income and gain realized from any investment  will be for the account of the servicer or the master servicer as additional  servicing  compensation.  The amount of any loss incurred in connection  with any such  investment  must be  deposited  in the  Custodial  Account  or in the  Certificate
Account,  as the case may be, by the  servicer or the master  servicer  out of its own funds upon realization of the loss.

Buy-Down Mortgage Loans

      For each Buy-Down  Mortgage Loan, the  subservicer  will deposit the related  Buy-Down
Funds  provided  to it in a  Buy-Down  Account  which  will  comply  with  the  requirements described in this prospectus with respect to a Subservicing  Account.  Generally,  the terms of all Buy-Down  Mortgage Loans provide for the  contribution of Buy-Down Funds in an amount equal to or  exceeding  either (i) the total  payments to be made from those funds under the related  buy-down  plan or (ii) if the  Buy-Down  Funds are to be  deposited on a discounted basis, that amount of Buy-Down Funds which,  together with investment  earnings thereon at a rate as  described  in the Guide  from  time to time will  support  the  scheduled  level of payments due under the Buy-Down Mortgage Loan.

                                                 37

      Neither  the  master  servicer  nor  the  depositor  will be  obligated  to add to any
discounted   Buy-Down  Funds  any  of  its  own  funds  should  investment   earnings  prove
insufficient  to  maintain  the  scheduled  level  of  payments.  To  the  extent  that  any insufficiency  is not  recoverable  from the mortgagor or, in an appropriate  case, from the subservicer,  distributions  to  certificateholders  may  be  affected.  For  each  Buy-Down
Mortgage  Loan,  the  subservicer  will withdraw from the Buy-Down  Account and remit to the master  servicer on or before the date  specified in the applicable  subservicing  agreement the amount, if any, of the Buy-Down Funds, and, if applicable,  investment earnings thereon, for each  Buy-Down  Mortgage  Loan that,  when added to the amount due from the mortgagor on the  Buy-Down  Mortgage  Loan,  equals the full  monthly  payment  which would be due on the
Buy-Down  Mortgage Loan if it were not subject to the buy-down plan. The Buy-Down Funds will in no event be a part of the related trust.

      If the  mortgagor  on a  Buy-Down  Mortgage  Loan  prepays  the  mortgage  loan in its entirety  during the Buy-Down  Period,  the  applicable  subservicer  will withdraw from the
Buy-Down  Account and remit to the  mortgagor or any other  designated  party in  accordance with the related  buy-down plan any Buy-Down Funds remaining in the Buy-Down  Account.  If a prepayment by a mortgagor  during the Buy-Down  Period  together  with  Buy-Down  Funds will result in full prepayment of a Buy-Down  Mortgage Loan, the subservicer will, in most cases, be required to  withdraw  from the  Buy-Down  Account and remit to the master  servicer  the
Buy-Down Funds and investment  earnings thereon, if any, which together with such prepayment will result in a prepayment in full;  provided  that Buy-Down  Funds may not be available to cover a prepayment under some mortgage loan programs.  Any Buy-Down Funds so remitted to the master servicer in connection with a prepayment  described in the preceding sentence will be deemed to reduce the amount  that would be  required  to be paid by the  mortgagor  to repay fully the related mortgage loan if the mortgage loan were not subject to the buy-down plan.

      Any investment  earnings  remaining in the Buy-Down  Account after prepayment or after termination  of the Buy-Down  Period will be remitted to the related  mortgagor or any other designated  party  under the  buy-down  agreement.  If the  mortgagor  defaults  during  the
Buy-Down  Period with respect to a Buy-Down  Mortgage  Loan and the property  securing  that
Buy-Down  Mortgage Loan is sold in liquidation  either by the master  servicer,  the primary insurer,  the pool insurer under the mortgage pool  insurance  policy or any other  insurer, the  subservicer  will be required to withdraw from the Buy-Down  Account the Buy-Down Funds and all investment  earnings thereon,  if any, and remit the same to the master servicer or, if  instructed  by the  master  servicer,  pay the same to the  primary  insurer or the pool insurer,  as the case may be, if the mortgaged  property is  transferred to that insurer and the insurer pays all of the loss incurred relating to such default.

      Because  Buy-Down  Funds may have been provided by a third party such as the seller of the Mortgaged Property,  a home builder, or an employer,  such funds may be subject to third party  claims,  offsets,  defenses or  counterclaims  in the event of a dispute  between the mortgagor and such third party or otherwise.  In addition,  upon  foreclosure  the inclusion of personal property collateral may present additional defenses for the mortgagor to assert.

Collection of Payments on Mortgage Securities

      The  trustee  or the  Certificate  Administrator,  as  specified  in the  accompanying prospectus supplement,  will deposit in the Certificate Account all payments on the mortgage securities  as they are received  after the cut-off  date. If the trustee has not received a distribution  for any mortgage  security by the second  business day after the date on which such distribution was due and payable, the trustee will request the issuer or guarantor,  if any,  of such  mortgage  security to make such  payment as promptly as possible  and legally permitted.  The trustee may take any legal action against the related issuer or guarantor as is  appropriate  under  the  circumstances,  including  the  prosecution  of any  claims  in connection  therewith.  The  reasonable  legal fees and expenses  incurred by the trustee in connection  with the prosecution of any legal action will be reimbursable to the trustee out of the  proceeds of the action and will be  retained by the trustee  prior to the deposit of any  remaining  proceeds in the  Certificate  Account  pending  distribution  thereof to the certificateholders  of the  affected  series.  If the trustee has reason to believe that the proceeds  of the legal  action may be  insufficient  to cover its  projected  legal fees and expenses,  the trustee will notify the related  certificateholders  that it is not obligated to pursue any available  remedies unless adequate  indemnity for its legal fees and expenses is provided by the certificateholders.

                                                 38

Withdrawals From the Custodial Account

      The servicer or the master  servicer,  as  applicable,  may,  from time to time,  make withdrawals from the Custodial  Account for various purposes,  as specifically  described in the related pooling and servicing agreement, which in most cases will include the following:

o     to  make  deposits  to the  Certificate  Account  in  the  amounts  and in the  manner provided  in  the  pooling  and  servicing  agreement  and  described  above  under
         "--Payments on Mortgage Collateral;"

o     to reimburse itself or any subservicer for Advances,  or for Servicing  Advances,  out of late payments,  Insurance Proceeds,  Liquidation Proceeds, any proceeds relating to any REO  Mortgage  Loan or  collections  on the mortgage  loan or contract  with respect to which those Advances or Servicing Advances were made;

o     to pay to itself or any subservicer  unpaid servicing fees and subservicing  fees, out of payments or collections of interest on each mortgage loan or contract;

o     to pay to itself as additional  servicing  compensation any investment income on funds deposited  in the  Custodial  Account,  any  amounts  remitted by  subservicers  as interest on partial  prepayments  on the mortgage  loans or  contracts,  and, if so provided  in the  pooling  and  servicing  agreement,  any  profits  realized  upon disposition  of a mortgaged  property  acquired by deed in lieu of  foreclosure  or repossession or otherwise allowed under the pooling and servicing agreement;

o     to pay to itself, a subservicer,  Residential Funding Corporation,  the depositor, the designated  seller or the mortgage  collateral  seller all amounts received on each mortgage loan or contract purchased,  repurchased or removed under the terms of the pooling and servicing  agreement and not required to be  distributed as of the date on which the related purchase price is determined;

o     to pay the  depositor or its  assignee,  or any other party named in the  accompanying prospectus  supplement,  all  amounts  allocable  to the  Spread,  if  any,  out of collections  or  payments  which  represent  interest  on  each  mortgage  loan  or contract,  including  any  mortgage  loan or  contract  as to  which  title  to the underlying mortgaged property was acquired;

o     to  reimburse  itself  or any  subservicer  for  any  Nonrecoverable  Advance  and for
         Advances that have been  capitalized  by adding the  delinquent  interest and other amounts owed under the mortgage  loan or contract to the  principal  balance of the mortgage  loan or  contract,  in  accordance  with  the  terms of the  pooling  and servicing agreement;

                                                 39

o     to reimburse  itself or the depositor for other expenses  incurred for which it or the depositor is entitled to reimbursement,  including reimbursement in connection with enforcing any repurchase,  substitution or indemnification obligation of any seller that is  assigned  to the  trustee  for the  benefit of the  certificateholder,  or against  which it or the depositor is  indemnified  under the pooling and servicing agreement;

o     to withdraw any amount deposited in the Custodial  Account that was not required to be deposited therein; and

o     to clear the  Custodial  Account of amounts  relating  to the  corresponding  mortgage loans or  contracts  in  connection  with the  termination  of the trust  under the pooling and  servicing  agreement,  as  described  in "The  Pooling  and  Servicing
         Agreement--Termination; Retirement of Certificates."

Distributions

      Beginning on the  distribution  date in the month next  succeeding  the month in which the  cut-off  date  occurs,  or any  other  date  as may be  described  in the  accompanying prospectus  supplement,  for  a  series  of  certificates,  distribution  of  principal  and interest,  or,  where  applicable,  of  principal  only or interest  only,  on each class of certificates  entitled  to such  payments  will be made  either by the  trustee,  the master servicer or the Certificate  Administrator acting on behalf of the trustee or a paying agent appointed by the trustee.  The distributions  will be made to the persons who are registered as the holders of the  certificates at the close of business on the last business day of the preceding  month  or on  such  other  day as is  specified  in the  accompanying  prospectus supplement.

      Distributions  will  be made in  immediately  available  funds,  by wire  transfer  or otherwise,  to  the  account  of a  certificateholder  at a  bank  or  other  entity  having appropriate  facilities,  if the  certificateholder  has so notified the trustee, the master servicer,  the  Certificate  Administrator  or the paying agent, as the case may be, and the applicable pooling and servicing  agreement  provides for that form of payment,  or by check mailed  to the  address  of the  person  entitled  to  such  payment  as it  appears  on the certificate  register.  The final  distribution  in  retirement of the  certificates  of any class,  other than a subordinate class, will be made only upon presentation and surrender of the  certificates  at the  office or agency of the  trustee  specified  in the notice to the certificateholders.  Distributions will be made to each certificateholder in accordance with that holder's percentage interest in a particular class.

      As a result of the  provisions  described  below under  "--Realization  Upon  Defaulted
Mortgage Loans or Contracts,"  under which the certificate  principal  balance of a class of subordinate  certificates can be increased in certain  circumstances after it was previously reduced to zero, each certificate of a subordinate  class of certificates will be considered to remain  outstanding  until the termination of the related trust,  even if the certificate principal balance thereof has been reduced to zero.

Principal and Interest on the Certificates

      The  method  of  determining,  and the  amount  of,  distributions  of  principal  and interest,  or, where applicable,  of principal only or interest only, on a particular series of certificates will be described in the accompanying  prospectus supplement.  Distributions of interest on each class of certificates  will be made prior to  distributions of principal thereon.  Each class of certificates,  other than classes of strip certificates,  may have a different  specified interest rate, or pass-through rate, which may be a fixed,  variable or adjustable  pass-through  rate, or any combination of two or more  pass-through  rates.  The accompanying  prospectus  supplement  will specify the  pass-through  rate or rates for each class,  or the  initial  pass-through  rate or rates  and the  method  for  determining  the pass-through rate or rates. The accompanying  prospectus supplement will describe the manner of interest  accruals and payments.  In general,  interest on the  certificates  will accrue during each  calendar  month and will be payable on the  distribution  date in the following calendar month. If stated in the accompanying  prospectus supplement,  interest on any class of certificates  for any  distribution  date may be limited to the extent of available funds for that  distribution  date.  The  accompanying  prospectus  supplement  will  describe the
method  of  calculating  interest  on  the  certificates.   In  general,   interest  on  the
certificates  will be calculated on the basis of a 360-day year  consisting of twelve 30-day months.

                                                 40

      On each  distribution  date for a series of  certificates,  the  trustee or the master servicer or the Certificate  Administrator on behalf of the trustee will distribute or cause the paying  agent to  distribute,  as the case may be, to each  holder of record on the last day of the preceding month of a class of certificates,  or on such other day as is specified in the  accompanying  prospectus  supplement,  an amount  equal to the  percentage  interest represented by the certificate held by that holder  multiplied by that class's  Distribution
Amount.

      In the  case of a  series  of  certificates  which  includes  two or more  classes  of certificates,  the timing,  sequential order, priority of payment or amount of distributions of  principal,  and  any  schedule  or  formula  or  other  provisions  applicable  to  that determination,  including  distributions  among multiple  classes of senior  certificates or subordinate  certificates,  shall be described in the  accompanying  prospectus  supplement.
Distributions  of  principal on any class of  certificates  will be made on a pro rata basis among all of the certificates of that class.

      On or prior to the 20th  day,  or,  if the 20th day is not a  business  day,  the next business  day,  of the  month  of  distribution,  the  master  servicer  or the  Certificate
Administrator,  as  applicable,  will  determine the amounts of principal and interest which will be passed through to  certificateholders  on the  immediately  succeeding  distribution date. Prior to the close of business on the business day next succeeding each  determination date, the master servicer or the Certificate  Administrator,  as applicable,  will furnish a statement to the trustee with information to be made available to  certificateholders by the master servicer or the Certificate Administrator,  as applicable, on request, setting forth, among other things, the amount to be distributed on the next succeeding distribution date.

Example of Distributions

      The following  chart  provides an example of the flow of funds as it would relate to a hypothetical  series of certificates  backed by mortgage loans or contracts that are issued, and with a cut-off date occurring, in August 2006:

           Date                 Note                   Description

August 1                        (A)      Cut-off date.

August 2-31                     (B)      Servicers or subservicers, as
                                         applicable, receive any Principal
                                         Prepayments and applicable interest
                                         thereon.

August 31                       (C)      Record date.

August 2-September 1            (D)      The due dates for payments on a
                                         mortgage loan or contract.

                                                 41

September 18                    (E)      Servicers or subservicers remit to the
                                         master servicer or servicer, as
                                         applicable, scheduled payments of
                                         principal and interest due during the
                                         related Due Period and received or
                                         advanced by them.

September 23                    (F)      Determination date.

September 25                    (G)      Distribution date.
Succeeding months follow the pattern of (B) through (G), except that for succeeding  months,
(B) will also  include  the  first day of that  month.  A series  of  certificates  may have different  Prepayment Periods, Due Periods,  cut-off dates, record dates,  remittance dates, determination dates and/or distribution dates than those described above.
--------------------------------------------------------------------------------------------

(A)   The  initial  principal  balance of the  mortgage  pool or  contract  pool will be the aggregate  principal  balance  of the  mortgage  loans or  contracts  at the  close of business on August 1 after deducting  principal payments due on or before that date or such other date as may be specified in the accompanying  prospectus supplement.  Those principal  payments due on or before August 1 and the accompanying  interest payments, and any  Principal  Prepayments  received  as of the close of business on August 1 are not part of the  mortgage  pool or  contract  pool and will not be passed  through  to certificateholders.

(B)   Any Principal  Prepayments  may be received at any time during this period and will be
      remitted  to  the  master   servicer  or  servicer  as  described  in  (E)  below  for distribution to  certificateholders as described in (F) below. When a mortgage loan or contract is prepaid in full,  interest  on the amount  prepaid is  collected  from the mortgagor only to the date of payment.  Partial  Principal  Prepayments are applied so as to reduce the principal  balances of the related  mortgage loans or contracts as of the first day of the month in which the  payments are made;  no interest  will be paid to  certificateholders  from such  prepaid  amounts for the month in which the partial
      Principal Prepayments were received.

(C)   Distributions  on  September  25 will be made to  certificateholders  of record at the close of business on August 31.

(D)   Scheduled principal and interest payments are due from mortgagors.

(E)   Payments  due from  mortgagors  during the related Due Period will be deposited by the subservicers in Subservicing  Accounts or servicers in collection accounts, or will be otherwise managed in a manner acceptable to the rating agencies,  as received and will include the scheduled  principal  payments  plus  interest on the  principal  balances immediately  prior  to  those  payments.  Funds  required  to  be  remitted  from  the
      Subservicing  Accounts or collection  accounts to the master servicer or servicer,  as applicable,  will be  remitted  on  September  18,  2006  together  with any  required
      Advances by the servicer or  subservicers,  except that Principal  Prepayments in full and Principal  Prepayments in part received by subservicers during the month of August will have been remitted to the master servicer or the servicer, as applicable,  within five business days of receipt.

                                                 42

(F)   On  September  23, the master  servicer  or  servicer  will  determine  the amounts of principal and interest  that will be passed  through on September 25 to the holders of each class of  certificates.  The master  servicer or servicer  will be  obligated  to distribute  those  payments due during the related Due Period that have been  received from  subservicers  or servicers  prior to and including  September 18, as well as all
      Principal  Prepayments received on mortgage loans in August, with interest adjusted to the  pass-through  rates  applicable to the  respective  classes of  certificates  and reduced  on  account  of  Principal  Prepayments  as  described  in clause  (B) above.
      Distributions  to the  holders of senior  certificates,  if any, on  September  25 may include  amounts  otherwise  distributable  to the holders of the related  subordinate certificates,  amounts  withdrawn  from any reserve  fund,  amounts  drawn against any certificate  insurance  policy and  amounts  advanced  by the master  servicer  or the servicer under the circumstances described in "Subordination" and "--Advances."

(G)   On  September  25, the amounts  determined  on  September  23 will be  distributed  to certificateholders.

      If provided in the accompanying  prospectus supplement,  the distribution date for any series  of  certificates  as to  which  the  trust  includes  mortgage  securities  may be a specified  date or dates  other  than the 25th day of each  month in order to allow  for the receipt of distributions on the mortgage securities.

Advances

      As to each  series of  certificates,  the master  servicer or the  servicer  will make
Advances  on or before each  distribution  date,  but only to the extent  that the  Advances would,  in the judgment of the master  servicer or the servicer,  be recoverable out of late payments by the mortgagors, Liquidation Proceeds, Insurance Proceeds or otherwise.

      The amount of any Advance will be  determined  based on the amount  payable  under the mortgage  loan as adjusted  from time to time and as may be modified  as  described  in this prospectus  under  "--Servicing and  Administration  of Mortgage  Collateral," and no Advance
will be required in connection  with any  reduction in amounts  payable under the Relief Act or as a result  of  certain  actions  taken  by a  bankruptcy  court.  As  specified  in the accompanying  prospectus  supplement  for any series of  certificates  as to which the trust includes  mortgage  securities,  any  advancing  obligations  will be under the terms of the mortgage  securities  and may differ from the provisions  relating to Advances  described in this prospectus.

      Advances are intended to maintain a regular flow of scheduled  interest and  principal payments to related  certificateholders.  Advances do not  represent  an  obligation  of the master  servicer or servicer to guarantee or insure  against  losses.  If Advances have been made by the master  servicer or  servicer  from cash being held for future  distribution  to certificateholders,  those  funds will be  required  to be  replaced on or before any future distribution  date to the extent that funds in the Certificate  Account on that distribution date would be less than  payments  required to be made to  certificateholders.  Any Advances will be  reimbursable  to the master  servicer or servicer out of  recoveries on the related mortgage loans or contracts for which those amounts were  advanced,  including late payments made by the related  mortgagor,  any related  Liquidation  Proceeds and Insurance  Proceeds, proceeds  of any  applicable  form  of  credit  enhancement,  or  proceeds  of any  mortgage collateral purchased by the depositor,  Residential Funding Corporation, a subservicer,  the designated seller or a mortgage collateral seller.

                                                 43

      Advances   will  also  be   reimbursable   from  cash   otherwise   distributable   to
certificateholders  to the extent that the master  servicer or servicer shall determine that any  Advances  previously  made are not  ultimately  recoverable  as  described in the third preceding  paragraph.  In  addition,  Advances  will be  reimbursable  from  cash  otherwise distributable to  certificateholders  if they have been capitalized by adding the delinquent interest to the outstanding  principal balance of the related mortgage loan or contract,  as
described  under   "--Servicing  and   Administration   of  Mortgage   Collateral."  For  any
senior/subordinate   series,  so  long  as  the  related  subordinate   certificates  remain
outstanding  with a certificate  principal  balance greater than zero and except for Special
Hazard  Losses,  Fraud  Losses and  Bankruptcy  Losses,  in each case in excess of specified amounts,  and Extraordinary  Losses,  the Advances may be reimbursable  first out of amounts otherwise  distributable  to holders of the  subordinate  certificates,  if any.  The master servicer or the servicer may also be obligated  to make  Servicing  Advances,  to the extent recoverable out of Liquidation Proceeds or otherwise,  for some taxes and insurance premiums not paid by  mortgagors on a timely basis.  Funds so advanced  will be  reimbursable  to the master servicer or servicer to the extent permitted by the pooling and servicing agreement.

      The master  servicer's or  servicer's  obligation to make Advances may be supported by another  entity,  a letter of credit or other  method  as may be  described  in the  related pooling and servicing agreement.  If the short-term or long-term obligations of the provider of the support are downgraded by a rating agency rating the related  certificates  or if any collateral  supporting  such  obligation is not  performing or is removed under the terms of any agreement  described in the  accompanying  prospectus  supplement,  the certificates may also be downgraded.

Prepayment Interest Shortfalls

      When a mortgagor  prepays a mortgage  loan or contract in full between  scheduled  due dates for the mortgage loan or contract,  the mortgagor  pays interest on the amount prepaid only to but not  including the date on which the  Principal  Prepayment is made.  Similarly,
Liquidation  Proceeds  from a mortgaged  property  will not include  interest for any period after the date on which the liquidation took place.

      If  stated  in the  accompanying  prospectus  supplement,  to  the  extent  funds  are available  from the  servicing  fee, the master  servicer or servicer may make an additional payment to  certificateholders  out of the  servicing  fee  otherwise  payable to it for any mortgage loan that prepaid during the related  prepayment  period equal to the  Compensating
Interest for that mortgage  loan or contract from the date of the  prepayment to the related due date.  Compensating  Interest will be limited to the aggregate  amount  specified in the accompanying  prospectus  supplement  and may not be  sufficient  to  cover  the  Prepayment
Interest Shortfall.  If so disclosed in the accompanying  prospectus supplement,  Prepayment
Interest  Shortfalls may be applied to reduce interest otherwise payable with respect to one or more classes of certificates of a series. See "Yield Considerations."

Funding Account

      A pooling and servicing  agreement or other  agreement may provide for the transfer by the sellers of  additional  mortgage  loans to the related  trust after the closing date for the related  certificates.  Any additional mortgage loans will be required to conform to the requirements  described in the related  pooling and servicing  agreement or other  agreement providing for such transfer.  If a Funding Account is  established,  all or a portion of the proceeds  of the sale of one or more  classes of  certificates  of the  related  series or a portion of  collections  on the mortgage  loans  relating to principal  will be deposited in such account to be released as additional mortgage loans are transferred.  A Funding Account will be  required  to be  maintained  as an  Eligible  Account.  All  amounts in the Funding
Account will be required to be invested in Permitted  Investments and the amount held in the
Funding Account shall at no time exceed 25% of the aggregate  outstanding  principal balance of the  certificates.  The  related  pooling  and  servicing  agreement  or other  agreement providing  for the transfer of  additional  mortgage  loans will provide that all  transfers must be made within 90 days, and that amounts set aside to fund the transfers,  whether in a
Funding Account or otherwise,  and not so applied within the required period of time will be deemed to be Principal  Prepayments  and applied in the manner  described in the  prospectus supplement.

                                                 44

Reports to Certificateholders

      On each distribution  date, the master servicer or the Certificate  Administrator,  as applicable,  will forward or cause to be forwarded to each  certificateholder  of record, or will make  available  to each  certificateholder  of record in the manner  described  in the accompanying  prospectus  supplement,  a statement or statements with respect to the related trust  setting  forth  the  information  described  in the  related  pooling  and  servicing agreement.  The information will include the following (as applicable):

o     the applicable record date, determination date and distribution date;

o     the  aggregate  amount of  payments  received  with  respect  to the  mortgage  loans, including prepayment amounts;

o     the servicing fee payable to the master servicer and the subservicer;

o     the  amount  of any  other  fees or  expenses  paid,  and the  identity  of the  party receiving such fees or expenses;

o     the amount, if any, of the distribution allocable to principal;

o     the amount, if any, of the distribution  allocable to interest and the amount, if any, of any shortfall in the amount of interest and  principal;

o     the  outstanding  principal  balance or notional  amount of each class of certificates
         before  and  after  giving  effect  to  the   distribution  of  principal  on  that
         distribution date;

o     updated pool  composition  information,  including  weighted average interest rate and weighted average remaining term;

o     the book value of any property  acquired by the trust through  foreclosure or grant of a deed in lieu of foreclosure;

o     the balance of the reserve  fund,  if any, at the opening of business and the close of business on that distribution date;

o     the percentage of the outstanding  principal balances of the senior  certificates,  if applicable, after giving effect to the  distributions on that distribution date;

o     in  the  case  of  certificates   benefiting  from  alternative   credit   enhancement
         arrangements  described in a prospectus  supplement,  the amount of coverage  under
         alternative   arrangements   as  of  the  close  of  business  on  the   applicable
         determination date and a description of any alternative credit enhancement;

                                                 45

o     if applicable,  the Special Hazard Amount,  Fraud Loss Amount and Bankruptcy Amount as
         of the close of business on the applicable  distribution  date and a description of any change in the calculation of those amounts;

o     the aggregate unpaid principal balance of the mortgage  collateral after giving effect to the  distribution  of principal  on that  distribution  date,  and the number of mortgage loans at the beginning and end of the reporting period;

o     based on the most recent reports  furnished by subservicers,  the number and aggregate principal  balances of any items of mortgage  collateral  in the related trust that are  delinquent  (a) 30-59 days,  (b) 60-89 days and (c) 90 or more days,  and that are in foreclosure;

o     the amount of any losses on the mortgage loans during the reporting period;

o     information  about the  amount,  terms and  general  purpose of any  advances  made or reimbursed during the reporting period;

o     any material  modifications,  extensions or waivers to the terms of the mortgage loans during the reporting period or that have cumulatively become material over time;

o     any material breaches of mortgage loan  representations  or warranties or covenants in the pooling and servicing agreement; and

o     for any series of  certificates  as to which the trust includes  mortgage  securities, any  additional  information  as required  under the related  pooling and servicing agreement.

      In addition to the information  described above,  reports to  certificateholders  will contain any other  information  as is  described  in the  applicable  pooling and  servicing
agreement,   which  may   include,   without   limitation,   information   as  to  Advances,
reimbursements  to  subservicers,  the servicer and the master  servicer and losses borne by the related trust.

      In addition,  within a reasonable  period of time after the end of each calendar year, the master  servicer  or the  Certificate  Administrator,  as  applicable,  will  furnish on request a report to each person that was a holder of record of any class of  certificates at any  time  during  that  calendar  year.  The  report  will  include  information  as to the aggregate of amounts  reported under the first two items in the list above for that calendar year or, if the  person was a holder of record of a class of  certificates  during a portion of that calendar year, for the applicable portion of that year.

Servicing and Administration of Mortgage Collateral

General

      The master servicer,  the Certificate  Administrator  or any servicer,  as applicable, that is a party to a pooling  and  servicing  agreement,  will be  required  to perform  the services and duties specified in the related pooling and servicing agreement.  The duties to be performed by the master  servicer or servicer will include the  customary  functions of a servicer,  including  collection of payments  from  mortgagors;  maintenance  of any primary
mortgage  insurance,   hazard  insurance  and  other  types  of  insurance;   processing  of
assumptions or substitutions;  attempting to cure delinquencies;  supervising  foreclosures;
inspection  and  management  of  mortgaged  properties  under  certain  circumstances;   and
maintaining  accounting  records  relating  to the  mortgage  collateral.  For any series of certificates  for which the trust includes  mortgage  securities,  the master  servicer's or
Certificate  Administrator's  servicing and administration  obligations will be described in the accompanying prospectus supplement.

                                                 46

      Under each pooling and servicing  agreement,  the servicer or the master  servicer may enter into  subservicing  agreements with one or more subservicers who will agree to perform certain  functions  for the  servicer  or master  servicer  relating  to the  servicing  and administration  of the  mortgage  loans or contracts  included in the trust  relating to the subservicing  agreement.  A  subservicer  may be an  affiliate of the  depositor.  Under any subservicing agreement,  each subservicer will agree, among other things, to perform some or all of the  servicer's or the master  servicer's  servicing  obligations,  including but not limited to, making  Advances to the related  certificateholders.  The servicer or the master servicer,  as  applicable,  will  remain  liable  for its  servicing  obligations  that  are delegated to a subservicer  as if the servicer or the master  servicer  alone were servicing such mortgage loans or contracts.

Collection and Other Servicing Procedures

      The servicer or the master  servicer,  directly or through  subservicers,  as the case may be, will make  reasonable  efforts to collect all payments called for under the mortgage loans or contracts and will,  consistent  with the related  pooling and servicing  agreement and any  applicable  insurance  policy or other credit  enhancement,  follow the  collection procedures  as it follows  with respect to mortgage  loans or contracts  serviced by it that are comparable to the mortgage loans or contracts.  The servicer or the master servicer may, in its  discretion,  waive any  prepayment  charge in  connection  with the  prepayment of a mortgage  loan or extend  the due dates for  payments  due on a mortgage  note or  contract, provided  that the  insurance  coverage  for the  mortgage  loan or contract or any coverage provided by any alternative credit  enhancement will not be adversely affected thereby.  The master  servicer may also waive or modify any term of a mortgage  loan so long as the master servicer has determined  that the waiver or  modification  is not materially  adverse to any certificateholders,  taking into  account  any  estimated  loss that may result  absent that action.  For any series of certificates as to which the trust includes mortgage  securities, the master servicer's  servicing and  administration  obligations will be under the terms of those mortgage securities.

      In  instances  in which a  mortgage  loan or  contract  is in default or if default is reasonably  foreseeable,  and  if  determined  by the  master  servicer  to be in  the  best interests  of the related  certificateholders,  the master  servicer or servicer  may permit modifications of the mortgage loan or contract rather than proceeding with  foreclosure.  In making this  determination,  the  estimated  Realized Loss that might result if the mortgage loan or contract were liquidated would be taken into account.  These  modifications may have the effect of,  among other  things,  reducing  the  mortgage  rate,  forgiving  payments of principal,  interest  or other  amounts  owed  under the  mortgage  loan,  such as taxes and insurance  premiums,  extending the final maturity date of the mortgage  loan,  capitalizing delinquent  interest and other  amounts  owed under the mortgage  loan or contract by adding that  amount to the  unpaid  principal  balance of the  mortgage  loan or  contract,  or any combination  of these or other  modifications.  Any modified  mortgage  loan or contract may remain  in  the  related  trust,  and  the  reduction  in  collections  resulting  from  the modification may result in reduced  distributions of interest or principal on, or may extend the final maturity of, one or more classes of the related certificates.

      In connection with any significant  partial  prepayment of a mortgage loan, the master servicer,  to the extent not inconsistent  with the terms of the mortgage note and local law and practice,  may permit the mortgage loan to be  re-amortized  so that the monthly payment is recalculated as an amount that will fully amortize its remaining  principal amount by the
original   maturity  date  based  on  the  original   mortgage   rate,   provided  that  the
re-amortization  shall  not be  permitted  if it  would  constitute  a  modification  of the mortgage loan for federal income tax purposes.

                                                 47

      The master  servicer,  any servicer or one or more  subservicers for a given trust may establish  and maintain an escrow  account in which  mortgagors  will be required to deposit amounts  sufficient  to pay  taxes,  assessments,  certain  mortgage  and  hazard  insurance premiums and other  comparable  items  unless,  in the case of junior  mortgage  loans,  the mortgagor  is  required  to  escrow  such  amounts  under  the  senior  mortgage  documents.
Withdrawals  from  any  escrow  account  may be made to  effect  timely  payment  of  taxes, assessments,  mortgage and hazard insurance,  to refund to mortgagors  amounts determined to be owed,  to pay  interest on  balances in the escrow  account,  if  required,  to repair or otherwise  protect the mortgage  properties  and to clear and terminate  such  account.  The master servicer or any servicer or subservicer,  as the case may be, will be responsible for the  administration  of each such escrow  account and will be obligated to make  advances to the escrow  accounts when a deficiency  exists  therein.  The master  servicer,  servicer or subservicer will be entitled to reimbursement for any advances from the Custodial Account.

      Other  duties and  responsibilities  of each  servicer,  the master  servicer  and the
Certificate Administrator are described above under "--Payments on Mortgage Collateral."

Special Servicing

      The pooling and servicing  agreement for a series of  certificates  may name a Special
Servicer,  which  may be an  affiliate  of  Residential  Funding  Corporation.  The  Special
Servicer will be  responsible  for the  servicing of certain  delinquent  mortgage  loans or contracts as described in the prospectus  supplement.  The Special Servicer may have certain discretion to extend relief to mortgagors  whose  payments  become  delinquent.  The Special
Servicer may be permitted  to grant a period of temporary  indulgence  to a mortgagor or may enter into a  liquidating  plan  providing  for  repayment  by the  mortgagor,  in each case without the prior  approval of the master  servicer or the servicer,  as  applicable.  Other types of  forbearance  typically  will  require  the  approval  of the  master  servicer  or servicer, as applicable.

      In addition,  the master  servicer or servicer may enter into various  agreements with holders  of one or more  classes of  subordinate  certificates  or of a class of  securities representing interests in one or more classes of subordinate  certificates.  Under the terms of those agreements, the holder may, for some delinquent mortgage loans:

o     instruct   the  master   servicer  or  servicer  to  commence  or  delay   foreclosure
         proceedings,  provided that the holder deposits a specified amount of cash with the
         master   servicer  or  servicer  which  will  be  available  for   distribution  to
         certificateholders  if  Liquidation  Proceeds are less than they otherwise may have been  had the  master  servicer  or  servicer  acted  under  its  normal  servicing procedures;

o     instruct  the master  servicer or servicer to  purchase  the  mortgage  loans from the trust prior to the  commencement  of foreclosure  proceedings at the purchase price and to resell the mortgage loans to the holder,  in which case any subsequent  loss
         with   respect   to   the   mortgage   loans   will   not  be   allocated   to  the
         certificateholders; or

o     become,  or  designate  a third party to become,  a  subservicer  with  respect to the mortgage  loans so long as (i) the master  servicer  or  servicer  has the right to transfer the  subservicing  rights and obligations of the mortgage loans to another subservicer  at any time or (ii) the holder or its  servicing  designee is required to service the mortgage  loans  according to the master  servicer's  or  servicer's servicing guidelines.

                                                 48

      In addition,  the accompanying  prospectus  supplement may provide for the other types of special servicing arrangements.

Enforcement of "Due-on-Sale" Clauses

      When any mortgaged  property  relating to a mortgage  loan or contract,  other than an
ARM loan, is about to be conveyed by the mortgagor,  the master servicer or the servicer, as applicable,  directly  or  through a  subservicer,  to the extent it has  knowledge  of such proposed  conveyance,  generally  will be  obligated  to exercise  the  trustee's  rights to accelerate  the maturity of such  mortgage  loan or contract  under any  due-on-sale  clause applicable  thereto.  A  due-on-sale  clause will be enforced  only if the  exercise of such rights is permitted by applicable  law and only to the extent it would not adversely  affect or jeopardize  coverage under any primary insurance policy or applicable credit  enhancement arrangements.  See  "Certain  Legal  Aspects of Mortgage  Loans and  Contracts--The  Mortgage
Loans--Enforceability of Certain Provisions" and "--The Contracts--`Due-on-Sale' Clauses."

      If the master  servicer,  servicer  or  subservicer  is  prevented  from  enforcing  a due-on-sale  clause under applicable law or if the master servicer,  servicer or subservicer determines  that it is  reasonably  likely that a legal  action would be  instituted  by the related  mortgagor to avoid  enforcement of such  due-on-sale  clause,  the master servicer, servicer or subservicer  will enter into an assumption and  modification  agreement with the person to whom such  property has been or is about to be  conveyed,  under which such person becomes liable under the mortgage note or contract subject to certain specified  conditions.
The original  mortgagor may be released from liability on a mortgage loan or contract if the master  servicer,  servicer or  subservicer  shall have  determined  in good faith that such release will not adversely affect the  collectability  of the mortgage loan or contract.  An
ARM loan may be assumed if it is by its terms  assumable and if, in the reasonable  judgment of the master  servicer,  servicer or  subservicer,  the proposed  transferee of the related mortgaged  property  establishes  its ability to repay the loan and the security for the ARM loan would not be  impaired  by the  assumption.  If a  mortgagor  transfers  the  mortgaged property  subject to an ARM loan  without  consent,  such ARM loan may be  declared  due and payable.  Any fee collected by the master  servicer,  servicer or  subservicer  for entering into an assumption or  substitution  of liability  agreement or for processing a request for partial  release  of the  mortgaged  property  generally  will  be  retained  by the  master servicer,  servicer or subservicer as additional servicing compensation.  In connection with any assumption,  the mortgage rate borne by the related mortgage note or contract may not be altered.  Mortgagors  may,  from time to time,  request  partial  releases of the  mortgaged properties,  easements,  consents to alteration or demolition and other similar matters. The master  servicer,  servicer or subservicer  may approve such a request if it has determined, exercising its good faith business  judgment,  that such approval will not adversely  affect the security for, and the timely and full  collectability  of, the related  mortgage loan or contract.

Realization Upon Defaulted Mortgage Loans or Contracts

      For a mortgage loan in default,  the master servicer or the related  subservicer  will decide whether to foreclose upon the mortgaged  property or write off the principal  balance of the  mortgage  loan or contract as a bad debt.  In  connection  with such  decision,  the master  servicer or the related  subservicer  will,  following usual practices in connection with senior and junior mortgage servicing  activities,  estimate the proceeds expected to be received and the expenses  expected to be incurred in connection  with such  foreclosure  to determine  whether a foreclosure  proceeding is  appropriate.  For any junior mortgage loan, following any default,  if the senior mortgage holder  commences a foreclosure  action it is likely  that  such  mortgage  loan  will be  written  off as bad  debt  with no  foreclosure proceeding  unless  foreclosure  proceeds  for such  mortgage  loan are expected to at least satisfy the related senior  mortgage loan in full and to pay foreclosure  costs.  Similarly, the expense and delay that may be associated with foreclosing on the mortgagor's  beneficial interest in the Mexican trust  following a default on a Mexico  Mortgage Loan,  particularly if eviction or other  proceedings  are required to be commenced in the Mexican  courts,  may make attempts to realize on the collateral  securing the Mexico Mortgage Loans uneconomical, thus significantly increasing the amount of the loss on the Mexico Mortgage Loan.

                                                 49

      Any  acquisition  of title and  cancellation  of any REO Mortgage Loan or REO Contract will be considered for most purposes to be an outstanding  mortgage loan or contract held in the trust until it is converted into a Liquidated Mortgage Loan or Liquidated Contract.

      For purposes of calculations of amounts distributable to  certificateholders  relating to an REO Mortgage Loan or an REO Contract,  the amortization schedule in effect at the time of any  acquisition  of title,  before any  adjustment  by reason of any  bankruptcy  or any similar  proceeding or any moratorium or similar  waiver or grace period,  will be deemed to have continued in effect and, in the case of an ARM loan, the amortization  schedule will be deemed to have  adjusted in  accordance  with any  interest  rate  changes  occurring on any adjustment  date,  so long as the REO Mortgage  Loan or REO Contract is considered to remain in the trust.  If a REMIC election has been made, any mortgaged  property so acquired by the trust must be disposed of in accordance with  applicable  federal income tax regulations and consistent  with the status of the trust as a REMIC.  To the extent  provided in the related pooling and servicing agreement,  any income, net of expenses and other than gains described in the second  succeeding  paragraph,  received by the  subservicer,  servicer or the master servicer  on the  mortgaged  property  prior to its  disposition  will be  deposited  in the
Custodial  Account on receipt  and will be  available  at that time for making  payments  to certificateholders.

      For a mortgage  loan or  contract  in default,  the master  servicer  or servicer  may pursue  foreclosure  or similar  remedies  subject to any senior loan  positions and certain other  restrictions  pertaining to junior loans as described under "Certain Legal Aspects of
Mortgage  Loans and  Contracts"  concurrently  with  pursuing  any  remedy for a breach of a representation  and warranty.  However,  the master  servicer or servicer is not required to continue to pursue both remedies if it  determines  that one remedy is more likely to result in a greater recovery.

      Upon the first to occur of final liquidation and a repurchase or substitution  under a breach of a representation and warranty,  the mortgage loan or contract will be removed from the related trust.  The master servicer or servicer may elect to treat a defaulted  mortgage loan or contract as having been finally  liquidated if substantially all amounts expected to be received in connection  therewith have been received.  In some cases, the master servicer or  servicer  will treat a second  lien loan that is 180 days or more  delinquent  as having been finally liquidated.  Any additional  liquidation expenses relating to the mortgage loan or contract  thereafter  incurred will be reimbursable to the master  servicer,  servicer or any subservicer from any amounts otherwise distributable to the related  certificateholders, or may be offset by any  subsequent  recovery  related  to the  mortgage  loan or  contract.
Alternatively,  for purposes of determining the amount of related Liquidation Proceeds to be distributed to  certificateholders,  the amount of any Realized Loss or the amount  required to be drawn  under any  applicable  form of  credit  enhancement,  the  master  servicer  or servicer  may take into  account  minimal  amounts of  additional  receipts  expected  to be received,  as well as estimated  additional  liquidation expenses expected to be incurred in connection with the defaulted mortgage loan or contract.

                                                 50

      For some  series  of  certificates,  the  applicable  form of credit  enhancement  may provide,  to the extent of  coverage,  that a  defaulted  mortgage  loan or  contract or REO
Mortgage  Loan  or REO  Contract  will  be  removed  from  the  trust  prior  to  its  final liquidation.  In addition,  the master  servicer or servicer may have the option to purchase from the  trust  any  defaulted  mortgage  loan or  contract  after a  specified  period  of delinquency.  If a defaulted  mortgage loan or contract or REO Mortgage Loan or REO Contract is not removed from the trust prior to final liquidation,  then, upon its final liquidation, if a loss is realized which is not covered by any applicable  form of credit  enhancement or other insurance,  the certificateholders will bear the loss. However, if a gain results from the final  liquidation  of an REO Mortgage Loan or REO Contract which is not required by law to be remitted to the related  mortgagor,  the master  servicer or servicer will be entitled to retain that gain as additional servicing compensation unless the accompanying  prospectus supplement provides otherwise.

      If specified in the accompanying  prospectus  supplement,  if a final liquidation of a mortgage loan or contract  resulted in a Realized Loss and thereafter the master servicer or servicer  receives a  subsequent  recovery  specifically  related to that  mortgage  loan or contract,  in connection with a related breach of a representation or warranty or otherwise, such subsequent recovery shall be distributed to the  certificateholders  in the same manner as repurchase proceeds or liquidation  proceeds received in the prior calendar month, to the extent  that the  related  Realized  Loss was  allocated  to any class of  certificates.  In addition,  if so  specified  in the  accompanying  prospectus  supplement,  the  certificate principal  balance  of the  class  of  subordinate  certificates  with the  highest  payment priority to which  Realized  Losses have been allocated will be increased to the extent that such  subsequent  recoveries are  distributed  as principal to any classes of  certificates.
However,  the certificate  principal balance of that class of subordinate  certificates will not be increased  by more than the amount of Realized  Losses  previously  applied to reduce the  certificate  principal  balance  of that  class  of  certificates.  The  amount  of any remaining  subsequent  recoveries  will be applied to  increase  the  certificate  principal balance of the class of  certificates  with the next lower payment  priority;  however,  the certificate  principal  balance of that class of certificates  will not be increased by more than the amount of Realized Losses  previously  applied to reduce the certificate  principal
balance  of  that  class  of  certificates,   and  so  on.  Holders  of  certificates  whose
certificate  principal  balance is increased in this manner will not be entitled to interest on the increased  balance for any interest accrual period preceding the distribution date on which the increase  occurs.  The  foregoing  provisions  will apply even if the  certificate principal  balance of a class of subordinate  certificates  was previously  reduced to zero.
Accordingly,   each  class  of  subordinate   certificates  will  be  considered  to  remain
outstanding until the termination of the related trust.

      In the case of a series of certificates other than a senior/subordinate  series, if so
provided  in  the  accompanying  prospectus  supplement,   the  applicable  form  of  credit
enhancement  may provide for  reinstatement  in accordance  with  specified  conditions  if, following the final  liquidation of a mortgage loan or contract and a draw under the related
credit  enhancement,   subsequent  recoveries  are  received.   For  a  description  of  the
Certificate  Administrator's,  the  master  servicer's  or  the  servicer's  obligations  to maintain  and make  claims  under  applicable  forms of  credit  enhancement  and  insurance relating to the mortgage loans or contracts,  see  "Description of Credit  Enhancement"  and
"Insurance Policies on Mortgage Loans or Contracts."

                                                 51

      The market value of any Mixed-Use  Property obtained in foreclosure or by deed in lieu of foreclosure  will be based  substantially  on the operating  income obtained from renting the commercial and dwelling  units.  Since a default on a mortgage loan secured by Mixed-Use
Property  is  likely  to  have  occurred  because  operating  income,  net of  expenses,  is insufficient  to  make  debt  service  payments  on the  related  mortgage  loan,  it can be anticipated  that the market value of that property will be less than was  anticipated  when the related  mortgage  loan was  originated.  To the extent that the equity in the  property does not  absorb  the loss in  market  value  and the loss is not  covered  by other  credit support, a loss may be experienced by the related trust.

      For a discussion of legal rights and limitations  associated with the foreclosure of a mortgage loan or contract, see "Certain Legal Aspects of Mortgage Loans and Contracts."

      The master servicer or the Certificate  Administrator,  as applicable,  will deal with any defaulted  mortgage  securities in the manner described in the  accompanying  prospectus supplement.

                             DESCRIPTION OF CREDIT ENHANCEMENT

General

      As described in the accompanying  prospectus  supplement,  credit support provided for each series of certificates may include one or more or any combination of the following:

o     a letter of credit;

o     subordination  provided  by any class of  subordinated  certificates  for the  related series;

o     overcollateralization and excess cash flow;

o     a mortgage pool insurance policy, special hazard insurance policy,  mortgage insurance policy,  bankruptcy  bond,  mortgage  repurchase  bond or other types of  insurance policies,  or a secured  or  unsecured  corporate  guaranty,  as  described  in the accompanying prospectus supplement;

o     a reserve fund;

o     a certificate insurance policy or surety bond; or

o     credit default swaps.

      Credit support for each series of certificates  may be comprised of one or more of the above  components.  Each  component  may have a dollar limit and may provide  coverage  with respect to Realized Losses that are:

o     Defaulted Mortgage Losses;

o     Special Hazard Losses;

o     Bankruptcy Losses; and

o     Fraud Losses.

                                                 52

      Most forms of credit  support  will not provide  protection  against all risks of loss and  will not  guarantee  repayment  of the  entire  outstanding  principal  balance  of the certificates and interest thereon.  If losses occur that exceed the amount covered by credit support or are of a type that is not covered by the credit support,  certificateholders will bear their  allocable  share of  deficiencies.  In particular,  Defaulted  Mortgage  Losses,
Special  Hazard  Losses,  Bankruptcy  Losses  and Fraud  Losses  in excess of the  amount of coverage provided therefor and Extraordinary  Losses will not be covered. To the extent that the credit enhancement for any series of certificates is exhausted,  the  certificateholders will bear all further risks of loss not otherwise insured against.

      As described in this prospectus and in the accompanying prospectus supplement,

o     coverage with respect to Defaulted  Mortgage Losses may be provided by a mortgage pool insurance policy,
o     coverage  with respect to Special  Hazard  Losses may be provided by a special  hazard insurance policy,

o     coverage with respect to Bankruptcy Losses may be provided by a bankruptcy bond and

o     coverage  with  respect to Fraud Losses may be provided by a mortgage  pool  insurance policy or mortgage repurchase bond.

      In addition,  if stated in the accompanying  prospectus  supplement,  in lieu of or in addition to any or all of the foregoing arrangements,  credit enhancement may be in the form of a  reserve  fund to  cover  those  losses,  in the form of  subordination  of one or more classes of certificates as described under  "Subordination," or in the form of a certificate insurance  policy,  a letter of credit,  a mortgage pool insurance  policy,  surety bonds or other types of insurance  policies,  other secured or unsecured  corporate  guarantees or in any other  substantially  similar form as may be described  in the  accompanying  prospectus supplement,  or in the form of a combination of two or more of the  foregoing.  If stated in the accompanying prospectus supplement,  limited credit enhancement may be provided to cover
Defaulted  Mortgage  Losses with respect to mortgage loans with LTV ratios at origination of over 80% that are not  insured  by a primary  insurance  policy,  to the  extent  that those losses would be covered under a primary insurance policy if obtained,  or may be provided in lieu of title  insurance  coverage,  in the form of a  corporate  guaranty or in other forms described  in this  section.  As described in the pooling and  servicing  agreement,  credit support may apply to all of the  mortgage  loans or to some  mortgage  loans  contained in a mortgage pool.

      In  addition,  the credit  support may be provided  by an  assignment  of the right to receive cash amounts,  a deposit of cash into a reserve fund or other pledged assets,  or by banks,  insurance  companies,  guarantees or any combination of credit support identified in the accompanying prospectus supplement.

      Each prospectus supplement will include a description of:

o     the amount payable under the credit  enhancement  arrangement,  if any,  provided with respect to a series;

o     any conditions to payment thereunder not otherwise described in this prospectus;

o     the conditions  under which the amount payable under the credit support may be reduced and under which the credit support may be terminated or replaced; and

                                                 53

o     the material provisions of any agreement relating to the credit support.

      Additionally,  each prospectus supplement will contain information with respect to the issuer of any  third-party  credit  enhancement,  if  applicable.  The pooling and servicing agreement  or other  documents  may be modified in  connection  with the  provisions  of any credit enhancement  arrangement to provide for reimbursement rights, control rights or other provisions  that may be  required  by the credit  enhancer.  To the extent  provided  in the applicable  pooling and servicing  agreement,  the credit  enhancement  arrangements  may be periodically  modified,  reduced and  substituted  for based on the performance of or on the aggregate  outstanding  principal  balance  of  the  mortgage  loans  covered  thereby.  See
"Description of Credit  Enhancement--Reduction  or Substitution  of Credit  Enhancement."  If
specified  in the  accompanying  prospectus  supplement,  credit  support  for a  series  of certificates may cover one or more other series of certificates.

      The descriptions of any insurance  policies,  bonds or other instruments  described in this prospectus or any prospectus  supplement and the coverage  thereunder do not purport to be complete  and are  qualified  in their  entirety by  reference to the actual forms of the policies,  copies of which  typically  will be exhibits to the Form 8-K to be filed with the
Securities and Exchange  Commission in connection with the issuance of the related series of certificates.

Letters of Credit

      If any  component  of credit  enhancement  as to any series of  certificates  is to be provided by a letter of credit, a bank will deliver to the trustee an irrevocable  letter of credit.  The letter of credit may  provide  direct  coverage  with  respect to the  mortgage collateral.  The letter of credit bank, the amount available under the letter of credit with respect  to each  component  of credit  enhancement,  the  expiration  date of the letter of credit,  and a more  detailed  description  of the letter of credit will be specified in the accompanying  prospectus  supplement.  On or before each  distribution  date,  the letter of credit bank will be required to make payments  after  notification  from the trustee,  to be deposited  in the  related  Certificate  Account,  with  respect  to the  coverage  provided thereby. The letter of credit may also provide for the payment of Advances.

Subordination

      A  senior/subordinate  series of  certificates  will consist of one or more classes of senior  certificates  and one or more classes of subordinate  certificates,  as specified in the accompanying  prospectus  supplement.  Subordination of the subordinate  certificates of any  senior/subordinate  series  will  be  effected  by  the  following  method,  unless  an alternative  method is specified in the  accompanying  prospectus  supplement.  In addition, some classes of senior or subordinate  certificates may be senior to other classes of senior or subordinate certificates, as specified in the accompanying prospectus supplement.

      For any  senior/subordinate  series,  the total amount  available for  distribution on each  distribution  date, as well as the method for allocating that amount among the various classes of  certificates  included  in the series,  will be  described  in the  accompanying prospectus supplement.  In most cases, for any series, the amount available for distribution will be allocated first to interest on the senior  certificates of that series,  and then to principal  of the  senior  certificates  up to the  amounts  described  in the  accompanying prospectus supplement, prior to allocation of any amounts to the subordinate certificates.

                                                 54

      If so  provided  in the  pooling  and  servicing  agreement,  the master  servicer  or servicer may be  permitted,  under certain  circumstances,  to purchase any mortgage loan or contract that is three or more months  delinquent in payments of principal and interest,  at the repurchase  price. Any Realized Loss  subsequently  incurred in connection with any such mortgage  loan may be,  under  certain  circumstances,  passed  through  to the  holders  of then-outstanding  certificates with a certificate principal balance greater than zero of the related  series in the same manner as Realized  Losses on mortgage  loans that have not been so  purchased,  unless  that  purchase  was made upon the  request of the holder of the most
junior  class  of   certificates   of  the  related   series.   See   "Description   of  the
Certificates--Servicing and Administration of Mortgage Collateral--Special Servicing" above.

      In the event of any Realized Losses not in excess of the  limitations  described below
(other than  Extraordinary  Losses),  the rights of the  subordinate  certificateholders  to receive  distributions  will be subordinate  to the rights of the senior  certificateholders and the owner of the Spread and, as to certain classes of subordinated certificates,  may be subordinate to the rights of other subordinate certificateholders.

      Except  as  noted  below,  Realized  Losses  will  be  allocated  to  the  subordinate certificates  of the related  series until their  outstanding  principal  balances have been reduced  to zero.  Additional  Realized  Losses,  if any,  will be  allocated  to the senior certificates.  If the  series  includes  more  than one class of  senior  certificates,  the accompanying  prospectus  supplement  will describe how Realized  Losses are  allocated.  In general,  Realized  Losses  will be  allocated  on a pro rata basis  among all of the senior
certificates  in  proportion  to  their  respective   outstanding   principal  balances.  If
described in the accompanying  prospectus  supplement,  some classes of senior  certificates may be allocated Realized Losses before other classes of senior certificates.

      The  accompanying  prospectus  supplement  will describe how Special  Hazard Losses in excess of the Special  Hazard  Amount will be  allocated  among all  outstanding  classes of certificates.  In general,  such losses will be allocated among all  outstanding  classes of certificates  of the related  series on a pro rata basis in proportion to their  outstanding principal  balances.  The respective  amounts of other specified types of losses,  including
Fraud  Losses  and  Bankruptcy  Losses,   that  may  be  borne  solely  by  the  subordinate
certificates may be similarly  limited to the Fraud Loss Amount and Bankruptcy  Amount,  and
the subordinate  certificates may provide no coverage with respect to  Extraordinary  Losses or other specified types of losses,  which will be described in the accompanying  prospectus supplement,  in which case those  losses  would be  allocated  on a pro rata basis among all outstanding  classes  of  certificates  in  accordance  with  their  respective  certificate principal  balances as  described in the  accompanying  prospectus  supplement.  Each of the
Special  Hazard Amount,  Fraud Loss Amount and Bankruptcy  Amount may be subject to periodic reductions and may be subject to further  reduction or  termination,  without the consent of the  certificateholders,  upon the written  confirmation  from each applicable rating agency that the  then-current  rating of the related series of  certificates  will not be adversely affected.

      In most cases,  any  allocation of a Realized  Loss,  including a Special Hazard Loss,
Fraud Loss or Bankruptcy Loss, to a certificate in a senior/subordinate  series will be made by reducing its  outstanding  principal  balance as of the  distribution  date following the calendar month in which the Realized Loss was incurred.

      The rights of holders of the various  classes of certificates of any series to receive distributions  of  principal  and  interest  is  determined  by  the  aggregate  outstanding principal  balance  of each  class or, if  applicable,  the  related  notional  amount.  The outstanding  principal balance of any certificate will be reduced by all amounts  previously distributed  on  that  certificate  representing  principal,  and  by  any  Realized  Losses allocated thereto.  If there are no Realized Losses or Principal  Prepayments on any item of mortgage  collateral,  the respective rights of the holders of certificates of any series to future  distributions  generally would not change.  However,  to the extent described in the accompanying  prospectus  supplement,  holders of senior  certificates  may be  entitled  to receive  a  disproportionately  larger  amount  of  prepayments  received  during  specified periods,  which  will  have the  effect,  absent  offsetting  losses,  of  accelerating  the amortization of the senior certificates and increasing the respective  percentage  ownership
interest   evidenced  by  the  subordinate   certificates  in  the  related  trust,  with  a
corresponding  decrease  in the  percentage  of the  outstanding  principal  balances of the senior  certificates,  thereby preserving the availability of the subordination  provided by the subordinate  certificates.  In addition, some Realized Losses will be allocated first to subordinate  certificates by reduction of their outstanding  principal  balance,  which will have the effect of increasing  the  respective  ownership  interest  evidenced by the senior certificates in the related trust.

                                                 55

      If so provided in the  accompanying  prospectus  supplement,  some  amounts  otherwise payable on any  distribution  date to holders of subordinate  certificates  may be deposited into a reserve  fund.  Amounts held in any reserve  fund may be applied as  described  under
"Description  of  Credit  Enhancement--Reserve  Funds"  and  in the  accompanying  prospectus supplement.

      In lieu of the  foregoing  provisions,  subordination  may be effected by limiting the rights of the holders of subordinate  certificates to receive the Subordinate  Amount to the
extent  described  in  the  accompanying   prospectus   supplement.   As  specified  in  the
accompanying  prospectus  supplement,  the Subordinate  Amount may be reduced based upon the amount of losses  borne by the holders of the  subordinate  certificates  as a result of the subordination,  a  specified  schedule  or  other  method  of  reduction  as the  prospectus supplement may specify.

      The exact terms and provisions of the  subordination  of any  subordinate  certificate will be described in the accompanying prospectus supplement.

Overcollateralization and Excess Cash Flow

      If stated in the  accompanying  prospectus  supplement,  interest  collections  on the mortgage  collateral  may exceed  interest  payments  on the  certificates  for the  related distribution  date. To the extent such excess  interest is applied as principal  payments on the  certificates,  the effect will be to reduce the principal  balance of the  certificates
relative  to  the  outstanding  balance  of  the  mortgage   collateral,   thereby  creating
overcollateralization  and additional protection to the certificateholders,  as specified in the accompanying prospectus supplement.  Additionally,  some of this excess cash flow may be used to protect  the  certificates  against  some  Realized  Losses by making an  additional payment of principal on the certificates up to the amount of the Realized Loss.

Mortgage Pool Insurance Policies and Mortgage Insurance Policies

      Protection  against  losses on all or a portion  of the  mortgage  loans in a mortgage loan  pool may be  obtained  by the  depositor  for a trust in the form of a  mortgage  pool insurance  policy or a mortgage  insurance  policy.  A mortgage pool insurance policy covers specified  losses on  mortgage  loans to the extent that the primary  insurance  policy,  if
required,  is  not  sufficient  to  cover  the  loss.   Generally,   the  insurer's  payment
obligations  under a mortgage pool insurance  policy are limited to a certain amount,  which will be  stated  in the  prospectus  supplement.  As used in  this  prospectus,  a  mortgage insurance  policy  is a  policy  that  provides  primary  mortgage  insurance  on all of the mortgage loans that are subject to the policy.  The insurer's  payment  obligations  will be limited to the amount stated in the  prospectus  supplement,  if  applicable.  Each mortgage pool insurance  policy or mortgage  insurance  policy,  in accordance  with the  limitations described in this prospectus and in the prospectus supplement,  if any, will cover Defaulted
Mortgage Losses on mortgage loans in an amount  specified in the prospectus  supplement.  As described under  "--Maintenance  of Credit  Enhancement,"  the master  servicer,  servicer or
Certificate  Administrator  will use its best  reasonable  efforts to maintain  the mortgage pool insurance  policy or mortgage  insurance policy and to present claims to the insurer on behalf of itself,  the trustee  and the  certificateholders.  The  mortgage  pool  insurance policies and mortgage insurance  policies,  however,  are not blanket policies against loss, since claims may only be made respecting  particular  defaulted mortgage loans and only upon satisfaction  of  specified  conditions  precedent  described in the  succeeding  paragraph.
Unless  specified in the  accompanying  prospectus  supplement,  the mortgage pool insurance policies  may not cover  losses due to a failure to pay or denial of a claim under a primary insurance policy, irrespective of the reason.

                                                 56

      As  more  specifically  provided  in  the  accompanying  prospectus  supplement,  each mortgage pool  insurance  policy or mortgage  insurance  policy will provide for  conditions under which claims may be  presented  and covered  under the policy.  Upon  satisfaction  of these  conditions,  the insurer  will have the option  either (a) to purchase  the  property securing the defaulted mortgage loan at a price described in the prospectus  supplement,  or
(b) to pay the portion of the loss  specified in the prospectus  supplement.  In the case of a mortgage  pool  insurance  policy,  payments  (i) may be reduced  because of an  aggregate payment  limitation  on the  policy and (ii) may be net of some  amounts  paid or assumed to have been paid under any related primary insurance policy.

      Certificateholders  may  experience a shortfall  in the amount of interest  payable on the related  certificates  in  connection  with the payment of claims under a mortgage  pool insurance  policy or a mortgage  insurance policy because the insurer may not be required to remit unpaid interest  through the end of the month in which the claim is paid. In addition, the certificateholders  will also experience losses with respect to the related certificates in  connection  with  payments  made  under a mortgage  pool  insurance  policy or  mortgage insurance  policy to the extent that the master  servicer,  servicer or subservicer  expends funds to cover  unpaid real  estate  taxes or to repair the  related  mortgaged  property in order to make a claim under a mortgage pool insurance policy or mortgage  insurance  policy, as those  amounts  may not be covered by  payments  under the  applicable  policy and may be reimbursable to the master servicer,  servicer or subservicer  from funds otherwise  payable to the  certificateholders.  If any mortgaged property securing a defaulted mortgage loan is damaged and proceeds,  if any (see  "--Special  Hazard  Insurance  Policies"  below for risks which are not  covered by those  policies),  from the  related  hazard  insurance  policy or applicable  special hazard insurance policy are insufficient to restore the damaged property to a condition  sufficient to permit  recovery under the mortgage pool  insurance  policy or mortgage insurance policy,  the master servicer,  servicer or subservicer is not required to expend  its own  funds to  restore  the  damaged  property  unless  it  determines  that (a)
restoration will increase the proceeds to  certificateholders on liquidation of the mortgage loan after  reimbursement of the master  servicer,  servicer or subservicer for its expenses and (b) the expenses will be  recoverable  by it through  Liquidation  Proceeds or Insurance
Proceeds.

      Some  mortgage  pool  insurance  policies,  mortgage  insurance  policies  and primary insurance  policies will not insure  against loss  sustained by reason of a default  arising from,  among other things,  fraud or negligence in the  origination  or servicing of a loan, including  misrepresentation  by the  mortgagor,  the  mortgage  collateral  seller or other persons  involved in the origination of the mortgage loan,  failure to construct a mortgaged property in accordance with plans and  specifications,  or bankruptcy,  unless, if specified in the  accompanying  prospectus  supplement,  an endorsement to the mortgage pool insurance policy or mortgage  insurance  policy  provides  for  insurance  against  that type of loss.
Depending  upon the nature of the event,  a breach of a  representation  made by Residential
Funding   Corporation  or  other  designated   seller  may  also  have  occurred.   If  that
representation  materially  and adversely  affects the interests of  certificateholders  and cannot  be  cured,  that  breach  may give rise to a  repurchase  obligation  on the part of
Residential  Funding  Corporation  or other  designated  seller,  as  described  under  "The
Trusts--Representations With Respect to Mortgage Collateral."

                                                 57

      The original  amount of coverage  under each  mortgage pool  insurance  policy will be reduced  over the life of the related  series of  certificates  by the  aggregate  amount of claims  paid  less the  aggregate  of the net  amounts  realized  by the pool  insurer  upon disposition of all foreclosed  properties.  The amount of claims paid includes some expenses incurred by the master  servicer,  servicer or  subservicer  as well as accrued  interest on delinquent  mortgage loans, in most cases to the date of payment of the claim or to the date that the claim is submitted to the insurer.  See "Certain  Legal  Aspects of Mortgage  Loans and Contracts." Accordingly,  if aggregate net claims paid under any mortgage pool insurance policy reach the original policy limit,  coverage under that mortgage pool insurance  policy will be exhausted  and any further  losses will be borne by the related  certificateholders.
In addition,  unless the master servicer or servicer  determines that an Advance relating to a delinquent  mortgage loan would be recoverable to it from the proceeds of the  liquidation of the mortgage loan or otherwise,  the master  servicer or servicer  would not be obligated to make an Advance  respecting  any  delinquency  since the Advance  would not be ultimately recoverable to it from either the mortgage pool  insurance  policy or from any other related source.  See  "Description  of the  Certificates--Advances."  If specified in the  prospectus supplement,  a mortgage insurance policy may have a similar limit on the aggregate amount of coverage for losses.

      Since each mortgage pool  insurance  policy and mortgage  insurance  policy  generally will  require  that the  property  subject to a defaulted  mortgage  loan be restored to its original  condition prior to claiming  against the insurer,  those policies will not provide coverage against hazard losses. As described under "Insurance  Policies on Mortgage Loans or
Contracts--Standard  Hazard Insurance on Mortgaged  Properties," the hazard policies covering the mortgage loans typically  exclude from coverage  physical damage resulting from a number of  causes  and,  even  when  the  damage  is  covered,  may  afford  recoveries  which  are significantly less than full replacement cost of the mortgaged  property.  Additionally,  no coverage for Special Hazard Losses,  Fraud Losses or Bankruptcy Losses will cover all risks, and the  amount  of any such  coverage  will be  limited.  See  "--Special  Hazard  Insurance
Policies"  below.  As a result,  certain hazard risks will not be insured against and may be borne by certificateholders.

      Contract  pools may be  covered by pool  insurance  policies  that are  similar to the mortgage pool insurance policies and mortgage insurance policies described above.

Special Hazard Insurance Policies

      Any insurance  policy  covering  Special  Hazard  Losses  obtained for a trust will be issued by the insurer named in the accompanying  prospectus supplement.  Each special hazard insurance policy subject to limitations  described in this paragraph and in the accompanying prospectus  supplement,  if any,  will protect the related  certificateholders  from Special
Hazard Losses.  Aggregate  claims under a special hazard insurance policy will be limited to the  amount  described  in the  accompanying  prospectus  supplement  and will be subject to reduction  as  described  in  the  accompanying  prospectus  supplement.  A  special  hazard insurance  policy will provide that no claim may be paid unless  hazard and, if  applicable, flood  insurance  on the property  securing  the mortgage  loan or contract has been kept in force and other protection and  preservation  expenses have been paid by the master servicer or servicer.

      In accordance with the foregoing  limitations,  a special hazard insurance policy will provide that, where there has been damage to property  securing a foreclosed  mortgage loan, title to which  has been  acquired  by the  insured,  and to the  extent  the  damage is not covered by the hazard insurance policy or flood insurance policy, if any,  maintained by the mortgagor  or the master  servicer,  servicer or the  subservicer,  the insurer will pay the lesser  of (i) the cost of  repair  or  replacement  of the  related  property  or (ii) upon transfer of the property to the insurer,  the unpaid principal  balance of the mortgage loan or contract at the time of  acquisition  of the related  property by  foreclosure or deed in lieu of  foreclosure,  plus  accrued  interest  at the  mortgage  rate to the  date of claim
settlement  and  certain  expenses  incurred  by  the  master  servicer,   servicer  or  the
subservicer with respect to the related property.

                                                 58

      If the  property is  transferred  to a third  party in a sale  approved by the special hazard  insurer,  the amount that the  special  hazard  insurer  will pay will be the amount under (ii) above  reduced by the net  proceeds  of the sale of the  property.  If the unpaid principal  balance plus accrued  interest  and some  expenses is paid by the special  hazard insurer,  the amount of further  coverage under the related special hazard  insurance policy will be reduced by that  amount less any net  proceeds  from the sale of the  property.  Any amount  paid as the cost of repair of the  property  will  further  reduce  coverage by that amount.  Restoration  of the  property  with the  proceeds  described  under (i) above  will satisfy the condition  under each mortgage pool insurance  policy or contract pool insurance policy  that the  property  be  restored  before a claim  under the  policy  may be  validly presented  with respect to the defaulted  mortgage  loan or contract  secured by the related property.  The  payment  described  under  (ii) above will  render  presentation  of a claim relating to a mortgage loan or contract under the related  mortgage pool insurance policy or contract pool insurance policy unnecessary.  Therefore, so long as a mortgage pool insurance policy or  contract  pool  insurance  policy  remains in effect,  the payment by the insurer under a special  hazard  insurance  policy of the cost of repair or of the unpaid  principal balance of the related  mortgage  loan or contract  plus accrued  interest and some expenses will not affect the total  Insurance  Proceeds paid to  certificateholders,  but will affect the  relative  amounts of coverage  remaining  under the related  special  hazard  insurance policy and mortgage pool insurance policy or contract pool insurance policy.

      To the extent described in the accompanying  prospectus supplement,  coverage relating to  Special  Hazard  Losses  for a series of  certificates  may be  provided,  by means of a representation of the depositor or Residential Funding Corporation.

Bankruptcy Bonds

      In the event of a personal  bankruptcy of a mortgagor and a filing under Chapter 13 of the Bankruptcy  Code, a bankruptcy  court may establish the value of the mortgaged  property of the  mortgagor at a proceeding  resulting in a Deficient  Valuation.  Under  current law,
Deficient  Valuations are not permitted with respect to first liens on the related mortgaged property,  but may occur with  respect to a mortgage  loan  secured by a junior  lien if the value of the  related  mortgaged  property at the time of the filing is less than the amount of any first lien.

      In  addition,  other  modifications  of the terms of a mortgage  loan or contract  can result from a bankruptcy  proceeding without a permanent forgiveness of the principal amount of the mortgage  loan,  including a Debt Service  Reduction.  See "Certain  Legal Aspects of
Mortgage  Loans  and  Contracts--The  Mortgage  Loans--Anti-Deficiency  Legislation  and Other
Limitations on Lenders." Any  bankruptcy  policy to provide  coverage for Bankruptcy  Losses resulting from  proceedings  under the federal  Bankruptcy Code obtained for a trust will be issued by an insurer named in the accompanying prospectus supplement.  The level of coverage under each bankruptcy policy will be described in the accompanying prospectus supplement.

                                                 59

Reserve Funds

      If stated in the  accompanying  prospectus  supplement,  the depositor will deposit or cause to be deposited in a reserve fund, any  combination  of cash or Permitted  Investments in  specified  amounts,  or any  other  instrument  satisfactory  to the  rating  agency  or agencies,  which  will be applied  and  maintained  in the  manner and under the  conditions specified  in the  accompanying  prospectus  supplement.  Instead of or in  addition to that deposit, to the extent described in the accompanying  prospectus supplement,  a reserve fund may be funded through  application of all or a portion of amounts  otherwise  payable on any related  subordinate  certificates,  from the Spread or  otherwise.  To the extent  that the funding  of  the  reserve  fund  is  dependent  on  amounts  otherwise  payable  on  related subordinate  certificates,  Spread or other cash flows  attributable to the related mortgage loans or on reinvestment  income,  the reserve fund may provide less coverage than initially expected  if the cash flows or  reinvestment  income on which the funding is  dependent  are lower than anticipated.

      For any series of  certificates  as to which credit  enhancement  includes a letter of credit, if stated in the accompanying  prospectus supplement,  under specified circumstances the remaining  amount of the letter of credit may be drawn by the trustee and deposited in a reserve  fund.  Amounts  in a reserve  fund may be  distributed  to  certificateholders,  or applied to reimburse the master  servicer or servicer for  outstanding  Advances,  or may be used for other  purposes,  in the  manner and to the extent  specified  in the  accompanying prospectus supplement.  If stated in the accompanying  prospectus  supplement,  amounts in a reserve fund may be available only to cover specific types of losses,  or losses on specific
mortgage  loans.  A  reserve  fund  may  provide   coverage  to  more  than  one  series  of
certificates, if described in the accompanying prospectus supplement.

      The  trustee  will  have  a  perfected  security  interest  for  the  benefit  of  the certificateholders  in the assets in the  reserve  fund,  unless the assets are owned by the related trust.  However,  to the extent that the  depositor,  any affiliate of the depositor or any other  entity has an interest in any reserve  fund,  in the event of the  bankruptcy, receivership  or insolvency of that entity,  there could be delays in  withdrawals  from the reserve fund and the corresponding  payments to the  certificateholders.  These delays could adversely affect the yield to investors on the related certificates.

      Amounts  deposited  in any reserve  fund for a series  will be  invested in  Permitted
Investments  by, or at the  direction  of,  and for the  benefit of a  servicer,  the master servicer,  the  Certificate  Administrator  or any other  person  named in the  accompanying prospectus supplement.

Certificate Insurance Policies; Surety Bonds

      The depositor may obtain one or more certificate  insurance  policies or guaranties or one or more surety  bonds,  or one or more  guarantees  issued by insurers or other  parties acceptable to the rating agency or agencies  rating the  certificates  offered  insuring the holders of one or more  classes of  certificates  the payment of amounts  due in  accordance with the terms of that class or those classes of  certificates.  Any  certificate  insurance policy,  surety bond or guaranty will have the characteristics  described in, and will be in accordance  with any limitations and exceptions  described in, the  accompanying  prospectus supplement.

Credit Default Swaps

      The depositor or trustee may enter into a credit default swap with a counterparty that will be required to pay certain losses in connection with certain defaults on the mortgage loans, in exchange for periodic payments or an upfront payment.  Credit default swaps are similar to insurance policies that cover certain types of losses on the mortgage loans in exchange for premium payments.  Any credit default swap will have the characteristics described in, and will be in accordance with any limitations and exceptions described in, the accompanying prospectus supplement.

Maintenance of Credit Enhancement

      If credit  enhancement  has been  obtained  for a series of  certificates,  the master servicer,  the servicer or the Certificate  Administrator  will be obligated to exercise its best  reasonable  efforts to keep or cause to be kept the credit  enhancement  in full force and effect  throughout the term of the applicable  pooling and servicing  agreement,  unless coverage  thereunder  has  been  exhausted  through  payment  of  claims  or  otherwise,  or substitution  therefor is made as  described  below under  "--Reduction  or  Substitution  of
Credit Enhancement." The master servicer, the servicer or the Certificate Administrator,  as applicable,  on behalf of itself,  the trustee and  certificateholders,  will be required to
provide  information   required  for  the  trustee  to  draw  under  any  applicable  credit enhancement.

                                                 60

      The master servicer,  the servicer or the Certificate  Administrator will agree to pay the premiums for each mortgage pool  insurance  policy,  special  hazard  insurance  policy, mortgage insurance policy,  bankruptcy policy,  certificate insurance policy or surety bond, as  applicable,  on a timely basis,  unless the premiums are paid directly by the trust.  If specified in the prospectus  supplement,  as to mortgage pool insurance policies  generally, if the related insurer ceases to be a Qualified Insurer,  the master servicer,  the servicer or the  Certificate  Administrator  will use its best  reasonable  efforts  to  obtain  from another  Qualified  Insurer a comparable  replacement  insurance policy or bond with a total coverage  equal to the  then-outstanding  coverage of the policy or bond. If the cost of the replacement  policy is greater than the cost of the existing policy or bond, the coverage of the  replacement  policy or bond  will,  unless  otherwise  agreed to by the  depositor,  be reduced  to a level  so that its  premium  rate  does not  exceed  the  premium  rate on the original  insurance policy.  Any losses in market value of the certificates  associated with any reduction or  withdrawal in rating by an applicable  rating agency shall be borne by the certificateholders.

      If any  property  securing a  defaulted  mortgage  loan or  contract  is  damaged  and proceeds,  if any, from the related hazard insurance policy or any applicable special hazard insurance policy are insufficient to restore the damaged property to a condition  sufficient to permit  recovery  under any letter of credit,  mortgage pool insurance  policy,  mortgage insurance  policy,  contract pool insurance policy or any related primary  insurance policy, the master servicer is not required to expend its own funds to restore the damaged  property unless it determines (i) that  restoration will increase the proceeds to one or more classes of  certificateholders on liquidation of the mortgage loan after reimbursement of the master servicer  for its  expenses and (ii) that the  expenses  will be  recoverable  by it through
Liquidation  Proceeds  or  Insurance  Proceeds.  If  recovery  under any  letter of  credit, mortgage pool insurance policy,  mortgage insurance policy,  contract pool insurance policy, other credit  enhancement or any related primary  insurance policy is not available  because the  master  servicer  has  been  unable  to make  the  above  determinations,  has made the determinations  incorrectly  or recovery is not available  for any other reason,  the master servicer is nevertheless  obligated to follow whatever normal  practices and procedures,  in accordance  with the  preceding  sentence,  that it deems  necessary or advisable to realize upon the defaulted  mortgage loan and if this  determination  has been incorrectly  made, is entitled to reimbursement of its expenses in connection with the restoration.

Reduction or Substitution of Credit Enhancement

      The amount of credit support  provided with respect to any series of certificates  and relating to various types of losses incurred may be reduced under  specified  circumstances.
In most cases, the amount available as credit support will be subject to periodic  reduction on a  non-discretionary  basis in  accordance  with a schedule or formula  described  in the accompanying prospectus supplement.  Additionally,  in most cases, the credit support may be replaced,  reduced or terminated, and the formula used in calculating the amount of coverage with respect to  Bankruptcy  Losses,  Special  Hazard Losses or Fraud Losses may be changed, without  the  consent  of the  certificateholders,  upon the  written  assurance  from  each applicable rating agency that the then-current  rating of the related series of certificates will  not be  adversely  affected  and with  consent  of the  related  credit  enhancer,  if applicable.

                                                 61

      Furthermore,  if the  credit  rating  of  any  obligor  under  any  applicable  credit enhancement is downgraded,  the credit rating of each class of the related  certificates may be downgraded to a corresponding  level and neither the master servicer,  the servicer,  the
Certificate  Administrator nor the depositor will be obligated to obtain  replacement credit support  in order to restore  the  rating of the  certificates.  The  master  servicer,  the servicer or the Certificate Administrator,  as applicable, will also be permitted to replace any credit  support  with other  credit  enhancement  instruments  issued by obligors  whose credit  ratings are  equivalent  to the  downgraded  level and in lower  amounts  that would satisfy the downgraded  level,  provided that the  then-current  rating of each class of the related series of certificates  is maintained.  Where the credit support is in the form of a reserve  fund, a permitted  reduction in the amount of credit  enhancement  will result in a release of all or a portion of the assets in the reserve fund to the  depositor,  the master servicer or any other person that is entitled to the credit support.  Any assets so released and any  amount by which  the  credit  enhancement  is  reduced  will not be  available  for distributions in future periods.

                  OTHER FINANCIAL OBLIGATIONS RELATED TO THE CERTIFICATES

Swaps and Yield Supplement Agreements

      The  trustee on behalf of the trust may enter  into  interest  rate swaps and  related caps,  floors and collars to minimize the risk to  certificateholders  of adverse changes in interest  rates,  and  other  yield  supplement  agreements  or  similar  yield  maintenance arrangements that do not involve swap agreements or other notional principal contracts.

      An  interest  rate swap is an  agreement  between  two parties to exchange a stream of interest  payments on an agreed  hypothetical or "notional"  principal  amount. No principal amount is exchanged  between the  counterparties  to an interest  rate swap.  In the typical swap,  one party  agrees to pay a  fixed-rate  on a  notional  principal  amount,  while the counterparty  pays a floating rate based on one or more reference  interest rates  including the London Interbank  Offered Rate, or LIBOR, a specified bank's prime rate or U.S. Treasury
Bill rates.  Interest  rate swaps also  permit  counterparties  to exchange a floating  rate obligation  based upon one  reference  interest  rate  (such as LIBOR)  for a floating  rate obligation based upon another referenced interest rate (such as U.S. Treasury Bill rates).

      The swap market has grown  substantially in recent years with a significant  number of banks and  financial  service  firms  acting  both as  principals  and as  agents  utilizing standardized swap documentation.  Caps, floors and collars are more recent innovations,  and they are less liquid than other swaps.

      Yield  supplement  agreements  may be entered into to supplement  the interest rate or rates on one or more classes of the certificates of any series.

      There can be no  assurance  that the trust will be able to enter into or offset  swaps or enter into yield  supplement  agreements  at any  specific  time or at prices or on other terms  that are  advantageous.  In  addition,  although  the  terms of the  swaps  and yield supplement agreements may provide for termination under some circumstances,  there can be no assurance  that the trust will be able to  terminate  a swap or yield  supplement  agreement when it would be economically advantageous to the trust to do so.

                                                 62

Purchase Obligations

      Some types of mortgage  collateral  and  classes of  certificates  of any  series,  as specified  in  the  accompanying  prospectus  supplement,  may  be  subject  to  a  purchase obligation.  The terms and  conditions of each purchase  obligation,  including the purchase price,  timing and payment  procedure,  will be  described  in the  accompanying  prospectus supplement.  A purchase  obligation  with  respect to mortgage  collateral  may apply to the mortgage  collateral  or to the related  certificates.  Each  purchase  obligation  may be a secured  or  unsecured  obligation  of its  provider,  which  may  include  a bank or  other financial  institution or an insurance company.  Each purchase  obligation will be evidenced
by  an   instrument   delivered   to  the  trustee   for  the  benefit  of  the   applicable
certificateholders  of  the  related  series.  Each  purchase  obligation  with  respect  to mortgage  collateral  will  be  payable  solely  to  the  trustee  for  the  benefit  of the certificateholders  of the related series.  Other purchase obligations may be payable to the trustee or directly to the holders of the certificates to which the obligations relate.

                     INSURANCE POLICIES ON MORTGAGE LOANS OR CONTRACTS

      Each mortgage  loan or contract  will be required to be covered by a hazard  insurance policy (as described below) and, at times, a primary insurance  policy.  The descriptions of any insurance  policies  contained in this  prospectus or any prospectus  supplement and the coverage  thereunder  do not purport to be complete and are  qualified in their  entirety by reference to the forms of policies.

Primary Insurance Policies

      In general,  and except as described below, (i) each mortgage loan having an LTV ratio at origination of over 80% will be covered by a primary mortgage  guaranty  insurance policy insuring  against default on the mortgage loan up to an amount described in the accompanying prospectus  supplement,  unless  and until the  principal  balance of the  mortgage  loan is reduced to a level that would  produce an LTV ratio equal to or less than 80%,  and (ii) the depositor or Residential  Funding  Corporation  will represent and warrant that, to the best of its knowledge,  the mortgage loans are so covered.  However,  the foregoing  standard may vary  significantly  depending  on  the  characteristics  of  the  mortgage  loans  and  the applicable  underwriting  standards.  A  mortgage  loan  will  not  be  considered  to be an exception  to the  foregoing  standard  if no  primary  insurance  policy  was  obtained  at origination  but the mortgage loan has amortized to an 80% or less LTV ratio level as of the applicable  cut-off date. In most cases,  the depositor  will have the ability to cancel any primary  insurance  policy if the LTV ratio of the  mortgage  loan is reduced to 80% or less
(or a lesser  specified  percentage)  based on an appraisal of the mortgaged  property after the related  closing date or as a result of  principal  payments  that reduce the  principal balance of the mortgage loan after the closing date.  Junior mortgage loans usually will not be required by the depositor to be covered by a primary mortgage  guaranty  insurance policy insuring against default on the mortgage loan.

      A primary  insurance  policy is  generally  obtained  with  respect  to an  individual mortgage  loan.  It may be required to be obtained and paid for by the  borrower,  or may be paid for by the master servicer, the servicer, the seller or a third party.

      Under a federal statute,  mortgagors with respect to many  residential  mortgage loans originated  on or after July 29, 1999 will have a right to request the  cancellation  of any private mortgage  insurance  policy insuring loans when the outstanding  principal amount of the  mortgage  loan has been  reduced or is scheduled to have been reduced to 80% or less of the value of the  mortgaged  property  at the time the  mortgage  loan was  originated.  The mortgagor's  right  to  request  the  cancellation  of the  policy  is  subject  to  certain conditions,  including  (i) the  condition  that no monthly  payment has been thirty days or more past due  during the  twelve  months  prior to the  cancellation  date,  and no monthly payment has been sixty days or more past due during the twelve  months prior to that period,
(ii)  there has been no decline in the value of the  mortgaged  property  since the time the mortgage  loan was  originated  and  (iii)  the  mortgaged  property  is not  encumbered  by subordinate  liens.  In  addition,  any  requirement  for private  mortgage  insurance  will automatically  terminate when the scheduled principal balance of the mortgage loan, based on the original  amortization  schedule for the mortgage loan, is reduced to 78% or less of the value of the mortgaged  property at the time of  origination,  provided the mortgage loan is current.  The  legislation  requires  that  mortgagors be provided  written  notice of their cancellation rights at the origination of the mortgage loans.

                                                 63

      If the  requirement  for  private  mortgage  insurance  is not  otherwise  canceled or terminated in the  circumstances  described  above,  it must be terminated no later than the first day of the month  immediately  following  the date that is the  midpoint of the loan's amortization  period,  if, on that date, the borrower is current on the payments required by the terms of the loan. The  mortgagee's  or servicer's  failure to comply with the law could subject  such  parties  to civil  money  penalties  but would not  affect  the  validity  or enforceability  of the  mortgage  loan.  The law does not preempt  any state law  regulating private  mortgage  insurance  except to the extent  that such law is  inconsistent  with the federal law and then only to the extent of the inconsistency.

      In most cases,  Mexico  Mortgage  Loans will have LTV ratios of less than 80% and will not be insured  under a primary  insurance  policy.  Primary  mortgage  insurance or similar credit  enhancement  on a Mexico  Mortgage Loan may be issued by a private  corporation or a governmental agency and may be in the form of a guarantee,  insurance policy or another type of credit enhancement.

      Mortgage  loans that are  subject to negative  amortization  will only be covered by a
primary   insurance   policy  if  that  coverage  was  required   upon  their   origination,
notwithstanding  that subsequent  negative  amortization  may cause that mortgage loan's LTV ratio, based on the then-current  balance, to subsequently exceed the limits that would have required coverage upon their origination.

      While  the  terms and  conditions  of the  primary  insurance  policies  issued by one primary  mortgage  guaranty  insurer  will  usually  differ from those in primary  insurance policies issued by other primary insurers,  each primary insurance policy generally will pay either:

o     the insured percentage of the loss on the related mortgaged property;

o     the  entire  amount of the loss,  after  receipt  by the  primary  insurer of good and merchantable title to, and possession of, the mortgaged property; or

o     at the option of the primary insurer under certain  primary  insurance  policies,  the sum of the delinquent monthly payments plus any Advances made by the insured,  both to the date of the claim payment and,  thereafter,  monthly  payments in the amount that would have become due under the  mortgage  loan if it had not been  discharged plus  any  Advances  made by the  insured  until  the  earlier  of (a) the date the mortgage  loan would have been  discharged  in full if the default had not occurred or (b) an approved sale.

      The  amount of the loss as  calculated  under a primary  insurance  policy  covering a mortgage  loan will in most cases  consist of the unpaid  principal  amount of such mortgage loan and accrued and unpaid interest thereon and reimbursement of some expenses, less:

                                                 64

o     rents or other  payments  received by the insured  (other than the  proceeds of hazard insurance) that are derived from the related mortgaged property;

o     hazard insurance  proceeds received by the insured in excess of the amount required to restore the  mortgaged  property  and which have not been applied to the payment of the mortgage loan;

o     amounts expended but not approved by the primary insurer;

o     claim payments previously made on the mortgage loan; and

o     unpaid premiums and other amounts.

      As conditions  precedent to the filing or payment of a claim under a primary insurance policy,  in the event of default by the  mortgagor,  the insured will typically be required, among other things, to:

o     advance or discharge (a) hazard  insurance  premiums and (b) as necessary and approved in advance by the primary insurer,  real estate taxes,  protection and preservation expenses and foreclosure and related costs;

o     in the  event of any  physical  loss or  damage to the  mortgaged  property,  have the mortgaged  property restored to at least its condition at the effective date of the primary insurance policy (ordinary wear and tear excepted); and

o     tender to the primary insurer good and  merchantable  title to, and possession of, the mortgaged property.

      For any certificates  offered under this  prospectus,  the master servicer or servicer will maintain or cause each  subservicer to maintain,  as the case may be, in full force and effect and to the extent  coverage is  available a primary  insurance  policy with regard to each mortgage loan for which coverage is required under the standard  described above unless an  exception  to such  standard  applies or  alternate  credit  enhancement  is provided as described in the accompanying  prospectus  supplement;  provided that the primary  insurance policy was in place as of the cut-off date and the  depositor  had knowledge of such primary insurance policy.

Standard Hazard Insurance on Mortgaged Properties

      The terms of the mortgage loans (other than Cooperative  Loans) require each mortgagor to maintain a hazard insurance policy covering the related mortgaged  property and providing for  coverage  at least equal to that of the  standard  form of fire  insurance  policy with extended  coverage  customary in the state in which the property is located.  Most  coverage will be in an amount equal to the lesser of the principal  balance of the mortgage loan and, in the case of junior  mortgage loans,  the principal  balance of any senior mortgage loans, the  guaranteed  replacement  value,  or 100% of the  insurable  value  of the  improvements securing  the  mortgage  loan.  The pooling and  servicing  agreement  will provide that the master  servicer or  servicer  shall cause the hazard  policies  to be  maintained  or shall obtain a blanket policy insuring  against losses on the mortgage loans.  The master servicer may satisfy its  obligation  to cause hazard  policies to be  maintained  by  maintaining  a blanket policy insuring  against losses on those mortgage  loans.  The ability of the master servicer or servicer to ensure that hazard insurance proceeds are appropriately  applied may be dependent on its being named as an additional  insured under any hazard  insurance policy and  under  any flood  insurance  policy  referred  to  below,  or upon the  extent to which information  in  this  regard  is  furnished  to the  master  servicer  or the  servicer  by mortgagors  or  subservicers.  If junior  mortgage  loans are  included  within  any  trust, investors  should also consider the application of hazard  insurance  proceeds  discussed in this prospectus  under "Certain Legal Aspects of Mortgage Loans and Contracts -- The Mortgage
Loans -- Junior Mortgages, Rights of Senior Mortgagees."

                                                 65

      The standard form of fire and extended  coverage  policy covers  physical damage to or destruction  of the  improvements  on the  property by fire,  lightning,  explosion,  smoke, windstorm,  hail, riot,  strike and civil  commotion,  in accordance with the conditions and exclusions  specified in each policy.  The policies  relating to the mortgage  loans will be underwritten  by different  insurers under different state laws in accordance with different applicable  state forms and therefore will not contain  identical terms and conditions,  the basic terms of which are dictated by respective state laws. These policies  typically do not cover any physical  damage  resulting  from the  following:  war,  revolution,  governmental actions,  floods and other  water-related  causes,  earth movement,  including  earthquakes, landslides and mudflows,  nuclear  reactions,  wet or dry rot, vermin,  rodents,  insects or domestic  animals,  theft  and,  in some  cases,  vandalism.  The  foregoing  list is merely indicative of some kinds of uninsured risks and is not intended to be  all-inclusive.  Where the improvements  securing a mortgage loan are located in a federally  designated flood area at the time of  origination  of that  mortgage  loan,  the pooling and  servicing  agreement typically  requires the master  servicer or servicer to cause to be maintained for each such mortgage loan serviced,  flood insurance, to the extent available, in an amount equal to the lesser of the amount  required to compensate  for any loss or damage on a  replacement  cost basis or the maximum insurance available under the federal flood insurance program.

      The hazard insurance  policies covering the mortgaged  properties  typically contain a co-insurance  clause that in effect  requires  the related  mortgagor  at all times to carry insurance of a specified percentage,  typically 80% to 90%, of the full replacement value of the  improvements  on the property in order to recover the full amount of any partial  loss.
If the related  mortgagor's  coverage  falls below this  specified  percentage,  this clause usually  provides that the insurer's  liability in the event of partial loss does not exceed the  greater of (i) the  replacement  cost of the  improvements  damaged or  destroyed  less physical  depreciation or (ii) the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

      Since the amount of hazard  insurance that  mortgagors are required to maintain on the improvements  securing  the  mortgage  loans may  decline as the  principal  balances  owing thereon decrease,  and since residential  properties have historically  appreciated in value over time,  hazard  insurance  proceeds could be  insufficient  to restore fully the damaged property in the event of a partial loss.  See  "Subordination"  above for a  description  of when  subordination  is provided,  the  protection,  limited to the Special Hazard Amount as described  in  the  accompanying  prospectus  supplement,  afforded  by  subordination,  and
"Description of Credit  Enhancement--Special  Hazard Insurance Policies" for a description of the limited  protection  afforded by any special  hazard  insurance  policy  against  losses occasioned by hazards which are otherwise uninsured against.

      For mixed-use  mortgage  loans,  some additional  insurance  policies may be required, including,  but not limited to, loss of rent endorsements,  business interruption insurance, comprehensive  public liability  insurance and general liability insurance for bodily injury and property damage, and the related pooling and servicing  agreement may require the master servicer or  servicer  to maintain  that  insurance  with  respect to any related  mortgaged properties secured by REO Mortgage Loans.

                                                 66

      Hazard  insurance  on the  Mexican  properties  will  usually be  provided by insurers located in Mexico.  The  depositor may not be able to obtain as much  information  about the financial  condition of the companies  issuing hazard insurance  policies in Mexico as it is able to obtain with  respect to  companies  based in the United  States.  The ability of the insurers to pay claims also may be affected by, among other  things,  adverse  political and economic developments in Mexico.

Standard Hazard Insurance on Manufactured Homes

      The terms of the pooling and  servicing  agreement  will  require the  servicer or the master servicer, as applicable,  to cause to be maintained with respect to each contract one or more standard hazard insurance policies that provide, at a minimum,  the same coverage as a  standard  form  fire  and  extended  coverage  insurance  policy  that is  customary  for manufactured  housing,  issued by a company authorized to issue the policies in the state in which the manufactured  home is located,  and in an amount that is not less than the maximum insurable value of the manufactured  home or the principal balance due from the mortgagor on the related  contract,  whichever  is less.  Coverage may be provided by one or more blanket insurance  policies  covering  losses  on  the  contracts  resulting  from  the  absence  or insufficiency of individual  standard hazard insurance  policies.  If a manufactured  home's location  was,  at the time of  origination  of the  related  contract,  within a  federally designated  flood  area,  the  servicer  or the master  servicer  also will be  required  to maintain flood insurance.

      If the servicer or the master  servicer  repossesses a manufactured  home on behalf of the trustee,  the servicer or the master servicer will either maintain at its expense hazard insurance  for the  manufactured  home or  indemnify  the trustee  against any damage to the manufactured home prior to resale or other disposition.

                                       THE DEPOSITOR

      The depositor is an indirect  wholly-owned  subsidiary of GMAC Mortgage  Group,  Inc., which is a  wholly-owned  subsidiary of General  Motors  Acceptance  Corporation  which is a wholly-owned  subsidiary  of  General  Motors  Corporation.  The  depositor  is  a  Delaware corporation  incorporated  in August 1995.  The  depositor  was organized for the purpose of acquiring  subprime  mortgage loans and contracts and  depositing  these loans and contracts into issuing  entities that issue  securities  backed by such mortgage  loans and contracts.
The depositor does not engage in any other  activities and does not have, nor is it expected in the future to have, any  significant  asset.  The depositor  anticipates  that it will in many cases have acquired mortgage loans indirectly through Residential Funding  Corporation, which is also an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

      The  certificates  do not represent an interest in or an obligation of the  depositor.
The  depositor's  only  obligations  with  respect  to a series of  certificates  will be to repurchase certain items of mortgage  collateral upon any breach of limited  representations and warranties made by the depositor.

      The depositor maintains its principal office at 8400 Normandale Lake Boulevard,  Suite
250, Minneapolis, Minnesota 55437. Its telephone number is (952) 857-7000.

                                                 67

                              RESIDENTIAL FUNDING CORPORATION

      Residential  Funding  Corporation,  an  affiliate  of the  depositor,  will act as the sponsor and master servicer or Certificate  Administrator  for each series of  certificates, except in the case of a Designated Seller Transaction.

                            THE POOLING AND SERVICING AGREEMENT

      As  described  in  this  prospectus  under  "Introduction"  and  "Description  of  the
Certificates--General,"  each  series  of  certificates  will be issued  under a pooling  and servicing  agreement  as  described  in  that  section.  The  following  summaries  describe additional provisions common to each pooling and servicing agreement.

Servicing Compensation and Payment of Expenses

      Each servicer,  the master servicer or the Certificate  Administrator,  as applicable, will  be  paid  compensation  for  the  performance  of  its  servicing  obligations  at the percentage per annum described in the accompanying  prospectus supplement of the outstanding principal  balance of each mortgage loan or contract.  Any subservicer will also be entitled to the servicing fee as described in the accompanying  prospectus  supplement.  The servicer or the master  servicer,  if any, will deduct the  servicing  fee for the mortgage  loans or contracts  underlying  the  certificates  of a series in an amount  to be  specified  in the accompanying  prospectus  supplement.  The  servicing  fees  may be fixed  or  variable.  In addition, the master servicer,  any servicer or the relevant  subservicers,  if any, will be entitled to servicing  compensation in the form of assumption  fees, late payment charges or excess  proceeds  following  disposition of property in connection  with defaulted  mortgage loans or contracts and any earnings on investments  held in the  Certificate  Account or any
Custodial Account, to the extent not applied as Compensating  Interest.  Any Spread retained by a mortgage  collateral seller,  the master servicer,  or any servicer or subservicer will not constitute part of the servicing fee.  Notwithstanding the foregoing,  with respect to a series of certificates as to which the trust includes mortgage securities,  the compensation payable to the master servicer or Certificate  Administrator for servicing and administering such  mortgage  securities on behalf of the holders of such  certificates  may be based on a percentage per annum described in the accompanying  prospectus supplement of the outstanding balance of such  mortgage  securities  and may be retained  from  distributions  of interest thereon, if stated in the accompanying  prospectus supplement.  In addition, some reasonable duties of the master  servicer may be  performed by an affiliate of the master  servicer who will be entitled to compensation for performance of those duties.

      The  master  servicer  will  pay or  cause  to be paid  some of the  ongoing  expenses associated with each trust and incurred by it in connection with its responsibilities  under the pooling and servicing agreement,  including,  without limitation,  payment of any fee or other amount payable for any alternative  credit  enhancement  arrangements,  payment of the fees  and  disbursements  of the  trustee,  any  custodian  appointed  by the  trustee,  the certificate  registrar and any paying agent,  and payment of expenses  incurred in enforcing the  obligations  of  subservicers  and  sellers.  The master  servicer  will be entitled to reimbursement of expenses  incurred in enforcing the obligations of subservicers and sellers under limited circumstances.  In addition, as indicated in the preceding section, the master servicer  will be  entitled to  reimbursements  for some of the  expenses  incurred by it in connection  with  Liquidated  Mortgage  Loans  and in  connection  with the  restoration  of
mortgaged   properties,   such  right  of  reimbursement   being  prior  to  the  rights  of
certificateholders  to  receive  any  related  Liquidation  Proceeds,   including  Insurance
Proceeds.

                                                 68

Evidence as to Compliance

      Each pooling and servicing  agreement  will require the master  servicer to deliver to the  trustee,  on or before  the date in each year  specified  in the  related  pooling  and servicing agreement,  and, if required, file with the Commission as part of a Report on Form
10-K filed on behalf of each issuing entity, the following documents:

o     a report  regarding its  assessment of compliance  during the preceding  calendar year
         with  all  applicable   servicing   criteria  set  forth  in  relevant   Commission
         regulations with respect to asset-backed  securities  transactions taken as a whole involving the master  servicer that are backed by the same types of assets as those backing the  certificates,  as well as similar  reports on assessment of compliance received  from certain  other parties  participating  in the servicing  function as required by relevant Commission regulations;

o     with respect to each  assessment  report  described  immediately  above, a report by a registered  public  accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations; and

o     a  servicer  compliance  certificate,  signed by an  authorized  officer of the master servicer, to the effect that:

o     A review of the master  servicer's  activities  during the reporting period and of its performance under the applicable  pooling and servicing  agreement has been made under such officer's supervision; and

o     To the best of such officer's  knowledge,  based on such review,  the master  servicer has fulfilled all its obligations  under the pooling and servicing  agreement in all  material  respects  throughout  the  period  referenced  in  such  servicer compliance  certificate,  or, if there has been a failure  to  fulfill  any such obligation, in any material respect,  specifying each such failure known to such officer and the nature and status thereof.

      The  master  servicer's  obligation  to  deliver  to the  trustee  any  assessment  or attestation  report described above and, if required,  to file the same with the Commission, is limited to those  reports  prepared  by the master  servicer  and, in the case of reports prepared by any other party,  those reports  actually  received by the master servicer on or before March 31 in each year. In addition,  each servicer or  subservicer  participating  in the servicing  function with respect to more than 5% of the mortgage  loans will provide the foregoing  assessment  reports with respect to itself and each servicer or subservicer of at least 10% of the mortgage  loans will provide the  compliance  certificate  described  above with respect to its servicing activities.

      Furthermore, if any trust includes mortgage securities,  either the related prospectus supplement  will  specify  how to locate  Exchange  Act reports  relating  to such  mortgage securities  or the  required  information  will be provided  in such  trust's  Exchange  Act reports while it is a reporting entity.

                                                 69

Certain Other Matters Regarding Servicing

      Each servicer,  the master servicer or the Certificate  Administrator,  as applicable, may not resign  from its  obligations  and duties  under the related  pooling and  servicing agreement  unless each rating agency has confirmed in writing that the resignation  will not qualify,  reduce or cause to be  withdrawn  the then  current  ratings  on the  certificates except upon a  determination  that its duties  thereunder  are no longer  permissible  under applicable  law.  No  resignation  will  become  effective  until the trustee or a successor servicer  or  administrator  has  assumed  the  servicer's,  the  master  servicer's  or the
Certificate  Administrator's  obligations and duties under the related pooling and servicing agreement.

      Each pooling and servicing agreement will also provide that neither the servicer,  the master servicer or the Certificate  Administrator,  nor any director,  officer,  employee or agent of the master  servicer or the depositor,  will be under any liability to the trust or the  certificateholders  for any action  taken or for  refraining  from taking any action in good faith under the pooling and servicing  agreement,  or for errors in judgment.  However, neither the servicer,  the master  servicer or the  Certificate  Administrator  nor any such person will be protected  against any liability that would otherwise be imposed by reason of the failure to perform its  obligations in compliance with any standard of care described in the pooling and servicing  agreement.  The servicer,  the master servicer or the Certificate
Administrator, as applicable, may, in its discretion,  undertake any action that it may deem necessary or desirable for the pooling and servicing  agreement and the rights and duties of the parties thereto and the interest of the related  certificateholders.  The legal expenses and costs of the action and any liability  resulting  therefrom will be expenses,  costs and liabilities  of the  trust  and  the  servicer,  the  master  servicer  or  the  Certificate
Administrator  will be entitled to be reimbursed  out of funds  otherwise  distributable  to certificateholders.

      The master  servicer  will be  required  to  maintain  a fidelity  bond and errors and omissions  policy for its officers and employees  and other persons  acting on behalf of the master servicer in connection with its activities under the pooling and servicing agreement.

      A  servicer,  the master  servicer  or the  Certificate  Administrator  may have other business relationships with the company, any mortgage collateral seller or their affiliates.

Events of Default

      Events  of  default  under  the  pooling  and  servicing  agreement  for a  series  of certificates will include:

o     any failure by the  servicer,  if the servicer is a party to the pooling and servicing agreement,  or  master  servicer  to make a  required  deposit  to the  Certificate
         Account  or, if the master  servicer  is the paying  agent,  to  distribute  to the holders of any class of  certificates  of that series any  required  payment  which continues  unremedied  for five days  after the  giving  of  written  notice of the failure to the master  servicer by the trustee or the  depositor,  or to the master servicer,  the  depositor  and the trustee by the holders of  certificates  of such
         class  evidencing  not  less  than  25%  of  the  aggregate   percentage  interests
         constituting that class;

o     any failure by the master servicer or Certificate Administrator,  as applicable,  duly to observe  or  perform  in any  material  respect  any other of its  covenants  or agreements  in the pooling and servicing  agreement  with respect to that series of certificates  which  continues  unremedied for 30 days, or 15 days in the case of a failure  to pay the  premium  for any  insurance  policy  which is  required  to be maintained under the pooling and servicing  agreement,  after the giving of written notice of the  failure to the master  servicer  or  Certificate  Administrator,  as applicable,  by the  trustee  or the  depositor,  or to the  master  servicer,  the
         Certificate  Administrator,  the  depositor  and the  trustee by the holders of any class of  certificates  of that series  evidencing not less than 25%, or 33% in the case  of a  trust  including  mortgage  securities,  of  the  aggregate  percentage interests constituting that class; and

                                                 70

o     some  events  of  insolvency,   readjustment  of  debt,   marshalling  of  assets  and
         liabilities  or  similar   proceedings   regarding  the  master   servicer  or  the
         Certificate  Administrator  and  certain  actions  by the  master  servicer  or the
         Certificate  Administrator  indicating  its  insolvency  or  inability  to pay  its obligations.

      A default  under the terms of any mortgage  securities  included in any trust will not constitute an event of default under the related pooling and servicing agreement.

Rights Upon Event of Default

      So long as an event  of  default  remains  unremedied,  either  the  depositor  or the trustee may, and, at the direction of the holders of  certificates  evidencing not less than
51% of the  aggregate  voting rights in the related  trust,  the trustee  shall,  by written notification to the master servicer or the Certificate Administrator,  as applicable, and to the  depositor or the trustee,  terminate  all of the rights and  obligations  of the master servicer or the Certificate  Administrator under the pooling and servicing agreement,  other
than  any   rights  of  the   master   servicer   or  the   Certificate   Administrator   as
certificateholder,  covering  the  trust  and  in and to the  mortgage  collateral  and  the proceeds  thereof,  whereupon  the trustee or,  upon  notice to the  depositor  and with the depositor's  consent,  its  designee  will  succeed  to  all  responsibilities,  duties  and liabilities of the master  servicer or the Certificate  Administrator  under the pooling and servicing  agreement,  other than the  obligation  to  purchase  mortgage  loans  under some circumstances,  and will be entitled to similar  compensation  arrangements.  If a series of certificates includes credit enhancement provided by a third party credit enhancer,  certain
of  the  foregoing   rights  may  be  provided  to  the  credit  enhancer  rather  than  the certificateholders,  if so  specified  in  the  applicable  prospectus  supplement.  If  the trustee  would be  obligated  to succeed the master  servicer but is unwilling so to act, it may appoint or if it is unable so to act, it shall  appoint or petition a court of competent jurisdiction  for the  appointment  of,  a  Fannie  Mae- or  Freddie  Mac-approved  mortgage servicing  institution  with a net worth of at least  $10,000,000 to act as successor to the master servicer under the pooling and servicing  agreement,  unless  otherwise  described in the pooling and servicing agreement.  Pending  appointment,  the trustee is obligated to act in that capacity.  The trustee and such successor may agree upon the servicing  compensation to be paid,  which in no event may be greater than the  compensation  to the initial  master servicer or the Certificate  Administrator  under the pooling and servicing  agreement.  The master  servicer is required to reimburse the trustee for all reasonable  expenses  incurred or made  by the  trustee  in  accordance  with  any of the  provisions  of the  pooling  and servicing agreement,  except any such expenses as may arise from the trustee's negligence or bad faith.

      No  certificateholder  will have any right under a pooling and servicing  agreement to institute  any  proceeding  with respect to the pooling and servicing  agreement  unless the holder  previously has given to the trustee  written  notice of default and the  continuance thereof and unless the holders of certificates of any class  evidencing not less than 25% of the aggregate  percentage  interests  constituting that class have made written request upon the trustee to  institute  the  proceeding  in its own name as trustee  thereunder  and have offered to the trustee  reasonable  indemnity  and the trustee for 60 days after  receipt of the request and indemnity has  neglected or refused to institute  any  proceeding.  However, the trustee will be under no  obligation  to exercise any of the trusts or powers  vested in it by the pooling and servicing agreement or to institute,  conduct or defend any litigation thereunder or in relation  thereto at the request,  order or direction of any of the holders
of   certificates   covered   by  the   pooling   and   servicing   agreement,   unless  the
certificateholders  have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                                                 71

Amendment

      Each  pooling and  servicing  agreement  may be amended by the  depositor,  the master servicer,  the Certificate  Administrator or any servicer,  as applicable,  and the trustee, without the consent of the related certificateholders:

o     to cure any ambiguity;

o     to correct or supplement  any provision  therein  which may be  inconsistent  with any other provision therein or to correct any error;

o     to change  the  timing  and/or  nature of  deposits  in the  Custodial  Account or the
         Certificate  Account  or to  change  the name in which  the  Custodial  Account  is maintained,  except  that (a)  deposits  to the  Certificate  Account may not occur later than the related  distribution  date, (b) the change may not adversely affect in any material respect the interests of any certificateholder,  as evidenced by an opinion of counsel,  and (c) the change may not adversely  affect the  then-current rating of any rated  classes of  certificates,  as  evidenced by a letter from each applicable rating agency;

o     if an  election  to treat the  related  trust as a "real  estate  mortgage  investment conduit,"  or REMIC,  has been  made,  to  modify,  eliminate  or add to any of its provisions (a) to the extent  necessary to maintain the  qualification of the trust as a REMIC  or to  avoid  or  minimize  the  risk of  imposition  of any tax on the related trust,  provided that the trustee has received an opinion of counsel to the effect that (1) the action is necessary or desirable to maintain  qualification  or to avoid or minimize  that risk,  and (2) the action will not  adversely  affect in any  material  respect the  interests of any related  certificateholder,  or (b) to
         modify  the  provisions   regarding  the  transferability  of  the  REMIC  residual
         certificates,  provided that the depositor has determined that the change would not adversely  affect the  applicable  ratings of any classes of the  certificates,  as evidenced  by a  letter  from  each  applicable  rating  agency,  and that any such amendment  will not give rise to any tax with  respect to the transfer of the REMIC residual certificates to a non-permitted transferee;

o     to make any other  provisions  with respect to matters or questions  arising under the pooling and servicing  agreement  which are not  materially  inconsistent  with its provisions,  so long as the  action  will  not  adversely  affect  in any  material respect the interests of any certificateholder; or

o     to amend any  provision  that is not  material  to  holders  of any  class of  related certificates.

      The pooling and servicing  agreement may also be amended by the depositor,  the master servicer,  Certificate  Administrator or servicer,  as applicable,  and the trustee with the consent of the holders of certificates of each class affected  thereby  evidencing,  in each case, not less than 66% of the aggregate  percentage  interests  constituting that class for the purpose of adding any provisions to or changing in any manner or eliminating  any of the provisions of the pooling and  servicing  agreement or of modifying in any manner the rights of the  related  certificateholders,  except  that no such  amendment  may (i) reduce in any manner  the amount of, or delay the timing of,  payments  received  on  mortgage  collateral which are required to be  distributed  on a certificate  of any class without the consent of the holder of the  certificate  or (ii) reduce the percentage of  certificates  of any class the  holders of which are  required to consent to any such  amendment  unless the holders of
all   certificates   of  that  class  have  consented  to  the  change  in  the  percentage.
Furthermore,  the applicable  prospectus  supplement  will describe any rights a third party credit enhancer may have with respect to amendments to the pooling and servicing agreement.

                                                 72

      Notwithstanding  the foregoing,  if a REMIC election has been made with respect to the related  trust,  the trustee  will not be entitled to consent to any  amendment to a pooling and servicing  agreement  without  having first received an opinion of counsel to the effect that the  amendment  or the  exercise  of any power  granted  to the  master  servicer,  the
Certificate  Administrator,  servicer,  the depositor or the trustee in accordance  with the amendment  will not  result in the  imposition  of a tax on the  related  trust or cause the trust to fail to qualify as a REMIC.

Termination; Retirement of Certificates

      The  primary  obligations  created by the  pooling and  servicing  agreement  for each series of certificates will terminate upon the payment to the related  certificateholders of all  amounts  held in the  Certificate  Account or by the entity  specified  in the  related prospectus  supplement  and  required  to be paid to the  certificateholders  following  the earlier of

o     the final payment or other  liquidation  or  disposition,  or any Advance with respect thereto,  of the last item of mortgage  collateral subject thereto and all property acquired upon  foreclosure  or deed in lieu of  foreclosure of any mortgage loan or contract and

o     the purchase by entity specified in the related  prospectus  supplement from the trust for such series of all  remaining  mortgage  collateral  and all property  acquired from the mortgage collateral.

      Any option to purchase  described in the second item above will be limited to cases in which the aggregate  Stated Principal  Balance of the remaining  mortgage loans is less than or equal to ten  percent  (10%) of the initial  aggregate  Stated  Principal  Balance of the mortgage  loans  or such  other  time as may be  specified  in the  accompanying  prospectus supplement.  If the holder of a class of certificates  may terminate the trust and cause the outstanding  certificates to be redeemed when 25% or more of the initial  principal  balance of the certificates is still outstanding,  the term "callable" will be included in the title of the related certificates.  In addition to the foregoing,  entity specified in the related prospectus  supplement  may have the  option  to  purchase,  in whole  but not in part,  the certificates specified in the accompanying  prospectus supplement in the manner described in the accompanying  prospectus  supplement.  Following the purchase of such certificates,  the master  servicer  or the  servicer  will effect a  retirement  of the  certificates  and the termination  of the trust.  Written  notice of  termination  of the  pooling  and  servicing agreement will be given to each  certificateholder,  and the final distribution will be made only upon surrender and  cancellation of the  certificates at an office or agency  appointed by the trustee which will be specified in the notice of termination.

      Any purchase described in the preceding  paragraph of mortgage collateral and property acquired relating to the mortgage collateral  evidenced by a series of certificates shall be made at the option of entity  specified in the related  prospectus  supplement  at the price specified  in the  accompanying  prospectus  supplement.  Such  entity,  if not  Residential
Funding Corporation or an affiliate,  shall be deemed to represent that one of the following will be true and  correct:  (i) the exercise of such option shall not result in a non-exempt prohibited  transaction  under ERISA or Section  4975 of the  Internal  Revenue Code or (ii)
such  entity is (A) not a party in  interest  with  respect to any ERISA plan  (other than a plan  sponsored  or  maintained  by the  entity;  provided  that no  assets of such plan are invested  or  deemed  to be  invested  in the  certificates)  and  (B) not a  "benefit  plan investor." The exercise of that right will effect early  retirement of the  certificates  of that series,  but the right of any entity to purchase the  mortgage  collateral  and related property will be in accordance  with the  criteria,  and will be at the price,  described in the  accompanying  prospectus  supplement.  Early  termination  in this manner may adversely affect the yield to holders of some  classes of the  certificates.  If a REMIC  election has been made,  the  termination  of the related  trust will be effected in a manner  consistent with applicable federal income tax regulations and its status as a REMIC.

                                                 73

      In addition to the  optional  repurchase  of the  property  in the related  trust,  if stated in the accompanying  prospectus supplement,  a holder of the Call Class will have the right,  solely at its  discretion,  to terminate the related trust and thereby  effect early retirement  of the  certificates  of the  series,  on any  distribution  date after the 12th distribution  date  following  the  date  of  initial  issuance  of the  related  series  of certificates and until the date when the optional  termination rights of entity specified in the related  prospectus  supplement become  exercisable.  The Call Class will not be offered under the  prospectus  supplement.  Any such call will be of the  entire  trust at one time;
multiple  calls with respect to any series of  certificates  will not be  permitted.  In the case of a call,  the  holders  of the  certificates  will be paid a price  equal to the Call
Price.  To exercise the call, the Call  certificateholder  must remit to the related trustee for  distribution to the  certificateholders,  funds equal to the Call Price. If those funds are not deposited  with the related  trustee,  the  certificates  of that series will remain outstanding.  In  addition,  in the case of a trust for which a REMIC  election or elections have been made,  this  termination  will be effected in a manner  consistent with applicable
Federal income tax  regulations  and its status as a REMIC. In connection with a call by the holder of a Call Certificate,  the final payment to the certificateholders will be made upon surrender  of the related  certificates  to the  trustee.  Once the  certificates  have been surrendered and paid in full, there will not be any further liability to certificateholders.

The Trustee

      The  trustee  under  each  pooling  and  servicing  agreement  will  be  named  in the accompanying prospectus supplement.  The commercial bank or trust company serving as trustee may have normal banking  relationships  with the depositor and/or its affiliates,  including
Residential Funding Corporation.

      The trustee may resign at any time, in which event the depositor  will be obligated to appoint a  successor  trustee.  The  depositor  may also  remove the  trustee if the trustee ceases to be eligible to continue as trustee  under the pooling and  servicing  agreement or if the trustee becomes insolvent. Upon becoming aware of those circumstances,  the depositor will be  obligated  to appoint a successor  trustee.  The trustee may also be removed at any time by the holders of  certificates  evidencing  not less than 51% of the aggregate  voting rights in the related trust.  Any resignation or removal of the trustee and appointment of a successor  trustee will not become  effective  until  acceptance of the  appointment  by the successor trustee.

                                                 74

                                    YIELD CONSIDERATIONS

      The yield to  maturity  of a  certificate  will depend on the price paid by the holder for the  certificate,  the  pass-through  rate on any  certificate  entitled  to payments of interest,  which  pass-through  rate  may  vary if  stated  in the  accompanying  prospectus supplement, and the rate and timing of principal payments, including prepayments,  defaults, liquidations  and  repurchases,  on the mortgage  collateral and the  allocation  thereof to reduce the principal balance of the certificate or its notional amount, if applicable.

      In  general,  defaults  on  mortgage  loans and  manufactured  housing  contracts  are expected  to occur with  greater  frequency  in their  early  years.  The rate of default on refinance,  limited documentation,  stated documentation or no documentation mortgage loans, and on  mortgage  loans or  manufactured  housing  contracts  with  high LTV  ratios or CLTV ratios, as applicable,  may be higher than for other types of mortgage loans or manufactured housing contracts.  Likewise,  the rate of default on mortgage loans or manufactured housing contracts  that  have  been  originated  pursuant  to lower  than  traditional  underwriting standards  may be higher than those  originated  under  traditional  standards.  A trust may include  mortgage  loans or contracts  that are one month or more  delinquent at the time of offering  of the  related  series  of  certificates.  In  addition,  the rate and  timing of prepayments,  defaults and  liquidations on the mortgage loans or contracts will be affected by the general economic  condition of the region of the country or the locality in which the related mortgaged  properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating  economy exists, as may be evidenced by, among other factors,  increasing  unemployment or falling  property values.
The risk of loss may also be greater on mortgage  loans or contracts with LTV ratios or CLTV ratios greater than 80% and no primary insurance policies.  In addition,  manufactured homes may decline in value even in areas where real estate  values  generally  have not  declined.
The yield on any class of  certificates  and the timing of principal  payments on that class may also be  affected  by  modifications  or  actions  that may be  approved  by the  master servicer as described in this prospectus  under  "Description of the  Certificates--Servicing and  Administration of Mortgage  Collateral," in connection with a mortgage loan or contract that is in default, or if a default is reasonably foreseeable.

      The risk of loss on Interest  Only Loans may be greater  than on loans that  require a borrower to pay principal  and interest  throughout  the term of the loan from  origination.
See "The Trusts--The Mortgage Loans--Interest Only Loans."

      The risk of loss on mortgage  loans made on Puerto Rico mortgage  loans may be greater than on mortgage  loans that are made to  mortgagors  who are United  States  residents  and citizens  or that are  secured by  properties  located in the United  States.  See  "Certain
Legal Aspects of Mortgage Loans and Contracts."

      Because of the uncertainty,  delays and costs that may be associated with realizing on collateral  securing the Mexico Mortgage Loans, as well as the additional risks of a decline in the value and  marketability  of the collateral,  the risk of loss with respect to Mexico
Mortgage  Loans may be greater  than with  respect to mortgage  loans  secured by  mortgaged properties  located  in the  United  States.  The  risk of loss on  mortgage  loans  made to international  borrowers  may also be  greater  than  mortgage  loans  that are made to U.S.
borrowers  located in the United  States.  See "Certain  Legal Aspects of Mortgage Loans and
Contracts."

      The  application  of any  withholding  tax on  payments  made by  borrowers  of Mexico
Mortgage  Loans  residing  outside of the United  States  may  increase  the risk of default because the  borrower  may have  qualified  for the loan on the basis of the lower  mortgage payment,  and may have  difficulty  making  the  increased  payments  required  to cover the withholding  tax payments.  The application of withholding tax may increase the risk of loss because the applicable taxing  authorities may be permitted to place a lien on the mortgaged property or effectively  prevent the transfer of an interest in the mortgaged property until any delinquent withholding taxes have been paid.

                                                 75

      To the extent that any document  relating to a mortgage loan or contract is not in the possession of the trustee,  the deficiency may make it difficult or impossible to realize on the  mortgaged  property  in the event of  foreclosure,  which  will  affect  the  amount of
Liquidation  Proceeds  received by the  trustee.  See  "Description  of the  Certificates  --
Assignment of Mortgage Loans" and "--Assignment of Contracts."

      The amount of  interest  payments  with  respect to each item of  mortgage  collateral distributed  monthly to holders of a class of certificates  entitled to payments of interest will be calculated, or accrued in the case of deferred interest or accrual certificates,  on the basis of that class's  specified  percentage of each payment of interest,  or accrual in the case of accrual certificates,  and will be expressed as a fixed,  adjustable or variable pass-through  rate payable on the  outstanding  principal  balance or notional amount of the certificate,  or any  combination  of  pass-through  rates,  calculated as described in this prospectus  and  in  the  accompanying  prospectus  supplement  under  "Description  of  the
Certificates -  Distributions."  Holders of strip  certificates  or a class of  certificates having a pass-through  rate that varies based on the weighted  average  interest rate of the underlying  mortgage  collateral  will  be  affected  by  disproportionate  prepayments  and repurchases  of  mortgage  collateral  having  higher  net  interest  rates or higher  rates applicable to the strip certificates, as applicable.

      The effective  yield to maturity to each holder of  certificates  entitled to payments of interest will be below that otherwise  produced by the applicable  pass-through  rate and purchase price of the certificate because,  while interest will accrue on each mortgage loan or contract from the first day of each month,  the  distribution of interest will be made on the 25th day or, if the 25th day is not a business  day, the next  succeeding  business day, of the month  following the month of accrual or, in the case of a trust  including  mortgage securities, such other day that is specified in the accompanying prospectus supplement.

      A class of certificates  may be entitled to payments of interest at a fixed,  variable or  adjustable  pass-through  rate,  or any  combination  of  pass-through  rates,  each  as specified in the accompanying  prospectus  supplement.  A variable  pass-through rate may be calculated  based on the weighted  average of the Net Mortgage Rates,  net of servicing fees and any Spread, of the related mortgage  collateral for the month preceding the distribution date.  An  adjustable  pass-through  rate  may be  calculated  by  reference  to an index or otherwise.

      The  aggregate  payments  of  interest  on a class of  certificates,  and the yield to maturity thereon,  will be affected by the rate of payment of principal on the certificates, or the rate of  reduction  in the notional  amount of  certificates  entitled to payments of interest  only,  and, in the case of  certificates  evidencing  interests  in ARM loans,  by changes  in  the  Net  Mortgage  Rates  on the  ARM  loans.  See  "Maturity  and  Prepayment
Considerations"  below. The yield on the certificates  will also be affected by liquidations of mortgage loans or contracts  following mortgagor  defaults,  optional  repurchases and by purchases of mortgage  collateral in the event of breaches of  representations  made for the mortgage collateral by the depositor,  the master servicer and others, or conversions of ARM loans to a fixed interest rate. See "The Trusts -  Representations  With Respect to Mortgage
Collateral."

      In  general,  if a  certificate  is  purchased  at a premium  over its face amount and payments  of  principal  on the  related  mortgage  collateral  occur at a rate  faster than anticipated at the time of purchase,  the purchaser's actual yield to maturity will be lower than that assumed at the time of purchase.  On the other hand, if a class of certificates is purchased  at a discount  from its face  amount and  payments  of  principal  on the related mortgage  collateral  occur at a rate slower than  anticipated at the time of purchase,  the purchaser's  actual yield to maturity  will be lower than  assumed.  The effect of Principal
Prepayments,  liquidations  and purchases on yield will be  particularly  significant in the case of a class of  certificates  entitled to payments of interest only or  disproportionate
payments  of  interest.  In  addition,   the  total  return  to  investors  of  certificates
evidencing  a right to  distributions  of interest  at a rate that is based on the  weighted average Net  Mortgage  Rate of the mortgage  collateral  from time to time will be adversely affected by Principal  Prepayments  on mortgage  collateral  with mortgage rates higher than the weighted average mortgage rate on the mortgage  collateral.  In general,  mortgage loans or  manufactured  housing  contracts with higher mortgage rates prepay at a faster rate than mortgage  loans or  manufactured  housing  contracts  with  lower  mortgage  rates.  In some circumstances,  rapid  prepayments  may result in the failure of the holders to recoup their original  investment.  In  addition,  the yield to  maturity  on other  types of  classes of certificates,  including  accrual  certificates,  certificates with a pass-through rate that fluctuates  inversely  with or at a  multiple  of an  index  or  other  classes  in a series including more than one class of certificates,  may be relatively more sensitive to the rate of prepayment on the related mortgage collateral than other classes of certificates.

                                                 76

      The timing of changes  in the rate of  principal  payments  on or  repurchases  of the mortgage  collateral may significantly  affect an investor's actual yield to maturity,  even if the average  rate of  principal  payments  experienced  over time is  consistent  with an investor's  expectation.  In general,  the earlier a prepayment of principal on the mortgage collateral  or a  repurchase  of mortgage  collateral,  the greater will be the effect on an investor's  yield to maturity.  As a result,  the effect on an investor's yield of principal payments and  repurchases  occurring at a rate higher or lower than the rate  anticipated by the  investor  during  the  period  immediately  following  the  issuance  of  a  series  of certificates  would not be fully  offset by a subsequent  like  reduction or increase in the rate of principal payments.

      When a full  prepayment is made on a mortgage loan, the mortgagor is charged  interest on the principal  amount of the mortgage loan so prepaid for the number of days in the month actually  elapsed  up to the date of the  prepayment.  Prepayments  in full  generally  will reduce the amount of interest  distributed in the following month to holders of certificates entitled to distributions of interest if the resulting  Prepayment Interest Shortfall is not covered by Compensating Interest. See "Description of the  Certificates--Prepayment  Interest
Shortfalls."  A partial  prepayment of principal is applied so as to reduce the  outstanding principal  balance of the related mortgage loan or contract as of the first day of the month in which  the  partial  prepayment  is  received.  As a  result,  the  effect  of a  partial prepayment  on a  mortgage  loan or  contract  will be to  reduce  the  amount  of  interest distributed  to holders of  certificates  in the month  following the receipt of the partial prepayment by an amount equal to one month's  interest at the applicable  pass-through  rate or Net Mortgage  Rate,  as the case may be, on the prepaid  amount if such  shortfall is not covered by Compensating Interest. See "Description of the  Certificates--Prepayment  Interest
Shortfalls." Neither full or partial Principal  Prepayments nor Liquidation Proceeds will be distributed  until the distribution date in the month following  receipt.  See "Maturity and
Prepayment Considerations."

      For some ARM loans,  the mortgage rate at origination may be below the rate that would result if the index and margin  relating  thereto  were  applied at  origination.  Under the applicable  underwriting  standards,  the  mortgagor  under each  mortgage  loan or contract usually will be qualified on the basis of the mortgage  rate in effect at  origination.  The repayment of any such  mortgage loan or contract may thus be dependent on the ability of the mortgagor to make larger monthly payments  following the adjustment of the mortgage rate. In addition,  the periodic  increase in the amount paid by the mortgagor of a Buy-Down Mortgage
Loan during or at the end of the applicable  Buy-Down Period may create a greater  financial burden for the mortgagor,  who might not have  otherwise  qualified for a mortgage under the applicable  underwriting  guidelines,  and may accordingly increase the risk of default with respect to the related mortgage loan.

                                                 77

      For any junior mortgage  loans,  the inability of the mortgagor to pay off the balance thereof may affect the ability of the mortgagor to obtain  refinancing of any related senior mortgage loan, thereby preventing a potential improvement in the mortgagor's  circumstances.
Furthermore,  if stated in the  accompanying  prospectus  supplement,  under the  applicable pooling and  servicing  agreement the master  servicer may be restricted or prohibited  from consenting to any  refinancing  of any related  senior  mortgage  loan,  which in turn could adversely  affect the mortgagor's  circumstances  or result in a prepayment or default under the corresponding junior mortgage loan.

      The holder of a junior  mortgage loan will be subject to a loss of its mortgage if the holder of a senior  mortgage is  successful  in  foreclosure  of its mortgage and its claim, including  any related  foreclosure  costs,  is not paid in full,  since no junior  liens or encumbrances  survive such a foreclosure.  Also, due to the priority of the senior mortgage, the  holder of a junior  mortgage  loan may not be able to  control  the  timing,  method or procedure of any foreclosure action relating to the mortgaged property.  Investors should be aware that any  liquidation,  insurance  or  condemnation  proceeds  received  on any junior mortgage loans will be available to satisfy the  outstanding  balance of such mortgage loans only to the  extent  that the  claims  of the  holders  of the  senior  mortgages  have been satisfied in full,  including any related  foreclosure  costs. For mortgage loans secured by junior liens that have low junior  mortgage  ratios,  foreclosure  costs may be  substantial relative to the  outstanding  balance of the mortgage  loan, and therefore the amount of any
Liquidation Proceeds available to  certificateholders  may be smaller as a percentage of the outstanding  balance of the mortgage  loan than would be the case in a typical pool of first lien  residential  loans.  In  addition,  the  holder  of a  junior  mortgage  loan may only foreclose  on the  property  securing  the  related  mortgage  loan  subject  to any  senior mortgages,  in which case the  holder  must  either pay the entire  amount due on the senior mortgages to the senior  mortgagees  at or prior to the  foreclosure  sale or undertake  the obligation to make payments on the senior mortgages.

      The mortgage  rates on ARM loans that are subject to negative  amortization  typically adjust monthly and their  amortization  schedules  adjust less  frequently.  Because initial mortgage  rates are typically  lower than the sum of the indices  applicable at  origination and the  related  Note  Margins,  during  a  period  of  rising  interest  rates  as well as immediately after  origination,  the amount of interest accruing on the principal balance of those mortgage loans may exceed the amount of the scheduled monthly payment.  As a result, a portion of the accrued interest on negatively  amortizing mortgage loans may become deferred interest  which  will be added to their  principal  balance  and will bear  interest  at the applicable mortgage rate.

      The addition of any deferred  interest to the  principal  balance of any related class of certificates  will lengthen the weighted  average life of that class of certificates  and may  adversely  affect yield to holders of those  certificates.  In addition,  for ARM loans that are subject to negative  amortization,  during a period of declining interest rates, it might be expected that each scheduled  monthly  payment on such a mortgage loan would exceed the amount of scheduled  principal and accrued interest on its principal balance,  and since the excess will be applied to reduce the  principal  balance of the related class or classes of  certificates,  the weighted average life of those  certificates  will be reduced and may adversely affect yield to holders thereof.

                                                 78

      If stated in the accompanying prospectus supplement,  a trust may contain GPM Loans or
Buy-Down  Mortgage Loans that have monthly payments that increase during the first few years following  origination.  Mortgagors  generally will be qualified for such loans on the basis of the initial monthly payment.  To the extent that the related  mortgagor's income does not increase at the same rate as the monthly payment,  such a loan may be more likely to default than a mortgage loan with level monthly payments.

      If credit  enhancement for a series of certificates is provided by a letter of credit, insurance  policy or bond that is issued or guaranteed  by an entity that suffers  financial difficulty,  such  credit  enhancement  may not  provide  the  level  of  support  that  was anticipated  at the time an investor  purchased its  certificate.  In the event of a default under the terms of a letter of credit,  insurance policy or bond, any Realized Losses on the mortgage  collateral  not covered by the credit  enhancement  will be applied to a series of certificates  in the manner  described in the  accompanying  prospectus  supplement  and may reduce an investor's anticipated yield to maturity.

      The  accompanying  prospectus  supplement  may describe  other factors  concerning the mortgage  collateral  securing a series of certificates or the structure of such series that will affect the yield on the certificates.

                           MATURITY AND PREPAYMENT CONSIDERATIONS

      As indicated  above under "The Trusts," the original terms to maturity of the mortgage collateral  in a given  trust  will  vary  depending  upon the type of  mortgage  collateral included in the trust. The prospectus  supplement for a series of certificates  will contain information  with  respect to the types and  maturities  of the mortgage  collateral  in the related trust. The prepayment experience,  the timing and rate of repurchases and the timing and amount of  liquidations  with respect to the related  mortgage  loans or contracts  will affect the life and yield of the related series of certificates.

      If the pooling and  servicing  agreement for a series of  certificates  provides for a
Funding  Account or other means of funding the transfer of additional  mortgage loans to the related trust, as described under  "Description  of the  Certificates--Funding  Account," and
the trust is unable to acquire any  additional  mortgage  loans within any  applicable  time limit,  the amounts set aside for such purpose may be applied as principal  distributions on one or more classes of certificates of such series.

      Prepayments  on  mortgage  loans  and  manufactured  housing  contracts  are  commonly measured  relative to a prepayment  standard or model.  The  prospectus  supplement for each series  of  certificates  may  describe  one or more  prepayment  standard  or model and may contain tables setting forth the projected  yields to maturity on each class of certificates or the  weighted  average  life of each  class of  certificates  and the  percentage  of the original  principal  amount of each  class of  certificates  of that  series  that  would be outstanding  on specified  payment dates for the series based on the  assumptions  stated in the  accompanying  prospectus  supplement,  including  assumptions  that  prepayments on the mortgage  collateral  are  made  at  rates  corresponding  to  various  percentages  of  the prepayment  standard or model.  There is no assurance that  prepayment of the mortgage loans underlying a series of certificates will conform to any level of the prepayment  standard or model specified in the accompanying prospectus supplement.

      The following is a list of factors that may affect prepayment experience:

o     homeowner mobility;

                                                 79

o     economic conditions;

o     changes in mortgagors' housing needs;

o     job transfers;

o     unemployment;

o     mortgagors' equity in the properties securing the mortgages;

o     servicing decisions;

o     enforceability of due-on-sale clauses;

o     mortgage market interest rates;

o     mortgage recording taxes;

o     solicitations and the availability of mortgage funds; and

o     the obtaining of secondary financing by the mortgagor.

      All  statistics  known to the  depositor  that  have been  compiled  with  respect  to prepayment  experience on mortgage  loans indicate that while some mortgage loans may remain outstanding until their stated maturities,  a substantial number will be paid prior to their
respective  stated  maturities.   The  rate  of  prepayment  with  respect  to  conventional fixed-rate  mortgage  loans has  fluctuated  significantly  in  recent  years.  In  general, however,  if prevailing  interest rates fall  significantly  below the mortgage rates on the mortgage loans or contracts  underlying a series of  certificates,  the  prepayment  rate of such mortgage  loans or contracts is likely to be higher than if prevailing  rates remain at or above the rates borne by those  mortgage  loans or contracts.  The depositor is not aware of  any  historical  prepayment  experience  with  respect  to  mortgage  loans  secured  by properties  located  in  Mexico or  Puerto  Rico or with  respect  to  manufactured  housing contracts  and,  accordingly,  prepayments  on such loans or contracts  may not occur at the same rate or be affected by the same factors as more traditional mortgage loans.

      An increase in the amount of the monthly  payments owed on a Mexico  Mortgage Loan due to the imposition of  withholding  taxes may increase the risk of prepayment on that loan if alternative financing on more favorable terms are available.

      Risk of prepayment on Interest Only Loans may be greater because  borrowers may decide to  refinance  before  the  expiration  of the  interest-only  period.  See "The  Trusts--The
Mortgage Loans--Interest Only Loans."

      Typically,  junior mortgage loans are not viewed by mortgagors as permanent financing.
Accordingly,  junior  mortgage loans may experience a higher rate of prepayment than typical first lien mortgage loans.

      To the extent that losses on the contracts are not covered by any credit  enhancement, holders of the certificates of a series evidencing  interests in the contracts will bear all risk of loss  resulting  from default by mortgagors  and will have to look  primarily to the value of the manufactured  homes,  which generally  depreciate in value, for recovery of the outstanding  principal and unpaid interest of the defaulted  contracts.  See "The Trusts--The
Contracts."

                                                 80

      The  accompanying  prospectus  supplement will specify whether the mortgage loans will contain  due-on-sale  provisions  permitting the mortgagee to accelerate the maturity of the mortgage  loan upon sale or some  transfers  by the  mortgagor of the  underlying  mortgaged property.  The master  servicer  will  enforce any  due-on-sale  clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying  mortgaged property and it is entitled to do so under applicable law,  provided,  however,  that the master servicer will not take any action in relation to the enforcement of any  due-on-sale  provision which would adversely affect or jeopardize coverage under any applicable insurance policy.

      An ARM loan is assumable,  in some  circumstances,  if the proposed  transferee of the related  mortgaged  property  establishes its ability to repay the mortgage loan and, in the reasonable judgment of the master servicer or the related subservicer,  the security for the
ARM loan would not be impaired by the assumption.  The extent to which ARM loans are assumed by purchasers of the mortgaged  properties rather than prepaid by the related  mortgagors in connection with the sales of the mortgaged  properties will affect the weighted average life of the related series of certificates.  See "Description of the Certificates -- Servicing and
Administration of Mortgage  Collateral -- Enforcement of `Due-on-Sale'  Clauses" and "Certain
Legal  Aspects of Mortgage  Loans and  Contracts -- The Mortgage  Loans --  Enforceability  of
Certain  Provisions"  and "--The  Contracts"  for a description of provisions of each pooling and  servicing  agreement  and legal  developments  that may affect the  prepayment  rate of mortgage loans or contracts.

      In addition,  some  mortgage  securities  included in a mortgage pool may be backed by underlying  mortgage loans having differing interest rates.  Accordingly,  the rate at which principal payments are received on the related certificates will, to some extent,  depend on the interest rates on the underlying mortgage loans.

      Some types of mortgage  collateral included in a trust may have  characteristics  that make  it  more  likely  to  default  than  collateral  provided  for  mortgage  pass-through certificates from other mortgage purchase programs.  The depositor  anticipates including in
mortgage  collateral  pools  "limited   documentation,"   "stated   documentation"  and  "no
documentation"  mortgage loans and contracts,  Mexico Mortgage  Loans,  Puerto Rico mortgage loans and mortgage  loans and contracts  that were made to  international  borrowers or that were  originated in  accordance  with lower  underwriting  standards and which may have been made to mortgagors  with imperfect  credit  histories and prior  bankruptcies.  Likewise,  a trust may include  mortgage loans or contracts that are one month or more  delinquent at the time of offering of the related  series of  certificates  or are secured by junior  liens on the related  mortgaged  property.  Such mortgage  collateral may be susceptible to a greater risk of default  and  liquidation  than might  otherwise  be expected  by  investors  in the related certificates.

      The mortgage  loans may be prepaid by the  mortgagors  at any time without  payment of any prepayment fee or penalty,  although a portion of the mortgage loans provide for payment of a  prepayment  charge,  which may have a  substantial  effect on the rate of  prepayment.
Some  states' laws  restrict the  imposition  of  prepayment  charges even when the mortgage loans  expressly  provide for the collection of those charges.  As a result,  it is possible that  prepayment  charges may not be collected  even on mortgage  loans that provide for the payment of these charges.

      A servicer  may allow the  refinancing  of a mortgage  loan in any trust by  accepting prepayments  thereon and permitting a new loan to the same borrower secured by a mortgage on the same property,  which may be originated by the servicer or the master servicer or any of their respective  affiliates or by an unrelated entity.  In the event of a refinancing,  the new loan would not be included in the related trust and,  therefore,  the refinancing  would have the same effect as a  prepayment  in full of the related  mortgage  loan. A servicer or the master  servicer  may,  from time to time,  implement  programs  designed  to  encourage refinancing.  These  programs may include,  without  limitation,  modifications  of existing loans, general or targeted solicitations, the offering of preapproved applications,  reduced origination  fees or closing costs, or other financial  incentives.  Targeted  solicitations may be based on a variety of factors,  including  the credit of the borrower or the location of the  mortgaged  property.  In addition,  servicers or the master  servicer may  encourage assumption of mortgage loans,  including  defaulted mortgage loans, under which creditworthy borrowers  assume the outstanding  indebtedness of the mortgage loans,  which may be removed from  the  related  mortgage  pool.  As a result  of these  programs,  with  respect  to the mortgage pool  underlying  any trust (i) the rate of Principal  Prepayments  of the mortgage loans in the mortgage pool may be higher than would  otherwise be the case, and (ii) in some cases,  the average  credit or  collateral  quality of the mortgage  loans  remaining in the mortgage pool may decline.

                                                 81

      While most  manufactured  housing  contracts  will  contain  "due-on-sale"  provisions permitting  the holder of the  contract to  accelerate  the  maturity of the  contract  upon conveyance by the mortgagor,  the master servicer,  servicer or subservicer,  as applicable, may permit proposed  assumptions of contracts  where the proposed buyer of the  manufactured home meets the  underwriting  standards  described  above.  Such  assumption  would have the effect of extending the average life of the contract.

      Although the mortgage rates on ARM loans will be subject to periodic adjustments,  the adjustments generally will:

o     not increase or decrease the mortgage rates by more than a fixed percentage  amount on each adjustment date;

o     not increase the mortgage rates over a fixed percentage  amount during the life of any
         ARM loan; and

o     be based on an index,  which may not rise and fall consistently with mortgage interest rates,  plus the related  Gross Margin,  which may be different  from margins being used for newly originated adjustable-rate mortgage loans.

      As a result,  the mortgage rates on the ARM loans in a trust at any time may not equal the prevailing rates for similar, newly originated  adjustable-rate  mortgage loans. In some rate  environments,  the prevailing  rates on fixed-rate  mortgage loans may be sufficiently low in relation to the then-current  mortgage rates on ARM loans that the rate of prepayment may  increase  as a result  of  refinancings.  There can be no  certainty  as to the rate of prepayments on the mortgage  collateral  during any period or over the life of any series of certificates.

      No  assurance  can be  given  that the  value of the  mortgaged  property  securing  a mortgage  loan or contract has remained or will remain at the level  existing on the date of origination.  If the residential real estate market should  experience an overall decline in property  values such that the  outstanding  balances of the mortgage loans or contracts and any  secondary  financing  on the  mortgaged  properties  in a particular  mortgage  pool or contract  pool become equal to or greater than the value of the  mortgaged  properties,  the actual  rates of  delinquencies,  foreclosures  and  losses  could be higher  than those now generally  experienced in the mortgage lending  industry.  The value of any Mexican property could also be adversely  affected by, among other  things,  adverse  political  and economic developments in Mexico. In addition,  the value of property  securing  Cooperative Loans and the  delinquency  rates for  Cooperative  Loans could be  adversely  affected if the current favorable tax treatment of cooperative  tenant  stockholders  were to become less favorable.
See "Certain Legal Aspects of Mortgage Loans and Contracts." In addition,  even where values of mortgaged properties  generally remain constant,  manufactured homes typically depreciate in value.

                                                 82

      To the extent that losses  resulting from  delinquencies,  losses and  foreclosures or repossession of mortgaged  property for mortgage loans or contracts  included in a trust for a series of certificates are not covered by the methods of credit  enhancement  described in this prospectus under "Description of Credit Enhancement" or in the accompanying  prospectus supplement,  the losses will be borne by holders of the  certificates of the related series.
Even where credit  enhancement  covers all Realized  Losses  resulting from  delinquency and foreclosure  or  repossession,  the  effect  of  foreclosures  and  repossessions  may be to increase prepayment  experience on the mortgage  collateral,  thus reducing average weighted life and affecting yield to maturity. See "Yield Considerations."

      Under some  circumstances,  the master  servicer or a servicer  may have the option to
purchase   the   mortgage   loans   in   a   trust.   See   "The   Pooling   and   Servicing
Agreement--Termination;  Retirement of Certificates."  Any purchase will shorten the weighted average lives of the related certificates.

                   CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS AND CONTRACTS

      The following  discussion  contains  summaries of some legal aspects of mortgage loans and manufactured  housing contracts that are general in nature.  Because these legal aspects are governed in part by state law, which laws may differ  substantially from state to state, the summaries do not purport to be complete,  to reflect the laws of any particular state or to encompass the laws of all states in which the mortgaged  properties may be situated.  The summaries are qualified in their entirety by reference to the  applicable  federal and state laws governing the mortgage loans.

The Mortgage Loans

General

      The mortgage loans,  other than Cooperative  Loans and Mexico Mortgage Loans,  will be secured by deeds of trust,  mortgages or deeds to secure debt  depending upon the prevailing practice in the state in which the related  mortgaged  property is located.  In some states, a  mortgage,  deed of trust or deed to secure  debt  creates a lien  upon the  related  real property.  In other  states,  the  mortgage,  deed of trust or deed to secure  debt  conveys legal  title to the  property  to the  mortgagee  subject  to a  condition  subsequent,  for example,  the payment of the indebtedness  secured thereby.  These instruments are not prior to the  lien  for real  estate  taxes  and  assessments  and  other  charges  imposed  under governmental  police  powers.  Priority with respect to these  instruments  depends on their terms  and  in  some  cases  on  the  terms  of  separate  subordination  or  inter-creditor agreements,  and generally on the order of recordation of the mortgage deed of trust or deed to secure debt in the appropriate recording office.

      There  are  two  parties  to a  mortgage,  the  mortgagor,  who  is the  borrower  and homeowner,  and the  mortgagee,  who is the  lender.  Under  the  mortgage  instrument,  the mortgagor delivers to the mortgagee a note or bond and the mortgage.  In some states,  three parties  may be  involved in a mortgage  financing  when title to the  property is held by a land  trustee  under a land trust  agreement of which the  borrower is the  beneficiary;  at origination  of a mortgage loan,  the land trustee,  as fee owner of the property,  executes the  mortgage  and the  borrower  executes a separate  undertaking  to make  payments on the mortgage note. Although a deed of trust is similar to a mortgage,  a deed of trust has three parties: the grantor,  who is the  borrower/homeowner;  the beneficiary,  who is the lender;
and a third-party  grantee called the trustee.  Under a deed of trust,  the borrower  grants the mortgaged  property to the trustee,  irrevocably until  satisfaction of the debt. A deed to secure debt  typically  has two parties,  under which the borrower,  or grantor,  conveys title to the real  property  to the  grantee,  or  lender,  typically  with a power of sale, until the time when the debt is repaid.  The trustee's  authority  under a deed of trust and the  mortgagee's  or  grantee's  authority  under a mortgage  or a deed to secure  debt,  as applicable,  are governed by the law of the state in which the real property is located, the express  provisions of the deed of trust,  mortgage or deed to secure debt and, in some deed of trust transactions, the directions of the beneficiary.

                                                 83

Cooperative Loans

      If specified in the prospectus  supplement  relating to a series of certificates,  the
mortgage  loans  may  include   Cooperative   Loans.  Each  Cooperative  Note  evidencing  a
Cooperative Loan will be secured by a security  interest in shares issued by the Cooperative that owns the related apartment building,  which is a corporation  entitled to be treated as a housing  cooperative  under  federal  tax law,  and in the  related  proprietary  lease or occupancy  agreement  granting  exclusive  rights to occupy a specific  dwelling unit in the
Cooperative's  building. The security agreement will create a lien upon, or grant a security interest in, the Cooperative  shares and  proprietary  leases or occupancy  agreements,  the priority of which will depend on, among other things,  the terms of the particular  security agreement  as well as the  order of  recordation  of the  agreement,  or the  filing  of the financing  statements related thereto, in the appropriate  recording office or the taking of possession  of the  Cooperative  shares,  depending  on the law of the  state in  which  the
Cooperative is located. This type of lien or security interest is not, in general,  prior to liens in favor of the cooperative  corporation for unpaid assessments or common charges, nor is it prior to the lien for real estate  taxes and  assessments  and other  charges  imposed under governmental police powers.

      The  accompanying  prospectus  supplement will specify the geographic  location of the collateral for  Cooperative  Loans.  In most cases,  each  Cooperative  owns in fee or has a leasehold  interest in all the real  property and owns in fee or leases the building and all separate  dwelling  units therein.  The  Cooperative  is directly  responsible  for property management and, in most cases, payment of real estate taxes, other governmental  impositions and hazard and liability  insurance.  If there is an underlying mortgage or mortgages on the
Cooperative's  building or  underlying  land,  as is typically  the case,  or an  underlying lease of the land,  as is the case in some  instances,  the  Cooperative,  as  mortgagor  or lessee,  as the case may be, is also  responsible  for  fulfilling  the  mortgage  or rental obligations.

      An underlying  mortgage loan is ordinarily  obtained by the  Cooperative in connection with either the construction or purchase of the  Cooperative's  building or the obtaining of capital by the  Cooperative.  The  interest  of the  occupant  under  proprietary  leases or occupancy  agreements as to which that Cooperative is the landlord is usually subordinate to the interest of the holder of an underlying  mortgage and to the interest of the holder of a land lease. If the  Cooperative is unable to meet the payment  obligations (i) arising under an underlying  mortgage,  the mortgagee  holding an underlying  mortgage could  foreclose on that mortgage and terminate all subordinate  proprietary leases and occupancy  agreements or
(ii) arising  under its land lease,  the holder of the  landlord's  interest  under the land lease could terminate it and all subordinate  proprietary  leases and occupancy  agreements.
In addition,  an underlying mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize,  with a significant portion of principal being due in one final payment at maturity.  The inability of the Cooperative to refinance a mortgage and its  consequent  inability  to make the  final  payment  could  lead to  foreclosure  by the mortgagee.  Similarly,  a land  lease  has an  expiration  date  and  the  inability  of the
Cooperative to extend its term or, in the  alternative,  to purchase the land, could lead to
termination  of  the  Cooperative's   interest  in  the  property  and  termination  of  all
proprietary  leases and occupancy  agreements.  In either event, a foreclosure by the holder of an underlying  mortgage or the  termination  of the underlying  lease could  eliminate or significantly  diminish  the value of any  collateral  held by the lender who  financed  the purchase by an individual  tenant-stockholder  of shares of the Cooperative,  or in the case of the mortgage loans, the collateral securing the Cooperative Loans.

                                                 84

      Each Cooperative is owned by shareholders,  referred to as  tenant-stockholders,  who, through  ownership  of stock or shares in the  Cooperative,  receive  proprietary  leases or occupancy  agreements which confer exclusive  rights to occupy specific  dwellings.  In most instances,  a tenant-stockholder of a Cooperative must make a monthly maintenance payment to
the  Cooperative  under  the  proprietary   lease,   which  rental  payment  represents  the
tenant-stockholder's  pro  rata  share  of the  Cooperative's  payments  for its  underlying mortgage, real property taxes,  maintenance expenses and other capital or ordinary expenses.
An ownership  interest in a Cooperative and  accompanying  occupancy  rights may be financed through a Cooperative  Loan evidenced by a Cooperative  Note and secured by an assignment of and a security  interest in the  occupancy  agreement  or  proprietary  lease and a security interest  in the  related  shares of the  related  Cooperative.  The  lender  usually  takes possession of the stock  certificate and a counterpart of the proprietary lease or occupancy agreement and a financing  statement  covering the proprietary lease or occupancy  agreement and the  Cooperative  shares is filed in the  appropriate  state or local offices to perfect the lender's  interest in its  collateral.  In  accordance  with the  limitations  discussed below,  upon  default of the  tenant-stockholder,  the lender  may sue for  judgment  on the
Cooperative  Note,  dispose  of the  collateral  at a public or  private  sale or  otherwise proceed  against the  collateral or  tenant-stockholder  as an individual as provided in the security agreement  covering the assignment of the proprietary lease or occupancy  agreement and the pledge of Cooperative shares. See "--Foreclosure on Shares of Cooperatives" below.

Tax Aspects of Cooperative Ownership

      In general,  a  "tenant-stockholder,"  as defined in Section 216(b)(2) of the Internal
Revenue Code, of a corporation that qualifies as a "cooperative  housing corporation" within the meaning of Section  216(b)(1)  of the Internal  Revenue Code is allowed a deduction  for amounts paid or accrued within his or her taxable year to the corporation  representing  his or her  proportionate  share of certain interest expenses and real estate taxes allowable as a deduction  under  Section  216(a) of the Internal  Revenue Code to the  corporation  under
Sections 163 and 164 of the Internal  Revenue Code.  In order for a  corporation  to qualify under  Section  216(b)(1) of the  Internal  Revenue Code for its taxable year in which those items are allowable as a deduction to the  corporation,  the section  requires,  among other things,  that at least  80% of the gross  income  of the  corporation  be  derived  from its tenant-stockholders.  By  virtue  of this  requirement,  the  status  of a  corporation  for purposes  of  Section  216(b)(1)  of the  Internal  Revenue  Code  must be  determined  on a year-to-year basis.  Consequently,  there can be no assurance that Cooperatives  relating to the  Cooperative  Loans will  qualify  under this  section  for any  particular  year.  If a
Cooperative  fails to qualify for one or more years,  the value of the  collateral  securing any related Cooperative Loans could be significantly  impaired because no deduction would be allowable to  tenant-stockholders  under  Section  216(a) of the Internal  Revenue Code with respect  to  those  years.  In  view  of the  significance  of  the  tax  benefits  accorded tenant-stockholders  of a corporation that qualifies under Section 216(b)(1) of the Internal
Revenue Code, the  likelihood  that this type of failure would be permitted to continue over a period of years appears remote.

                                                 85

Mexico Mortgage Loans

      If  specified  in the  accompanying  prospectus  supplement,  the  mortgage  loans may include Mexico Mortgage Loans. See "The Trusts--The  Mortgage Loans" for a description of the security for the Mexico Mortgage Loans.

Foreclosure on Mortgage Loans

      Although a deed of trust or a deed to secure debt may also be  foreclosed  by judicial action,  foreclosure  of a deed of trust or a deed to secure debt is typically  accomplished by a  non-judicial  sale under a specific  provision  in the deed of trust or deed to secure debt which  authorizes  the trustee or grantee,  as  applicable,  to sell the property  upon default  by the  borrower  under  the  terms of the note or deed of trust or deed to  secure debt. In addition to any notice requirements  contained in a deed of trust or deed to secure debt,  in some  states,  the  trustee or  grantee,  as  applicable,  must record a notice of default and send a copy to the  borrower  and to any person who has recorded a request for a copy of notice of default and notice of sale.  In addition,  in some states,  the trustee or grantee,  as applicable,  must provide notice to any other individual  having an interest of record in the real property,  including any junior lienholders. If the deed of trust or deed to  secure  debt is not  reinstated  within a  specified  period,  a notice  of sale must be posted in a public place and, in most  states,  published  for a specific  period of time in one or more newspapers.  In addition, some states' laws require that a copy of the notice of sale be posted on the property  and sent to all parties  having an interest of record in the real property.

      In some  states,  the  borrower  has the  right  to  reinstate  the  loan at any  time following  default until shortly before the trustee's  sale. In most cases, in those states, the  borrower,  or any other person  having a junior  encumbrance  on the real estate,  may, during a reinstatement  period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

      An action to  foreclose  a  mortgage  is an action to  recover  the  mortgage  debt by enforcing  the  mortgagee's  rights  under the mortgage  and in the  mortgaged  property and compelling  a sale of the  mortgaged  property  to  satisfy  the debt.  It is  regulated  by statutes and rules,  and in most cases a borrower is bound by the terms of the mortgage note and the mortgage as made and cannot be relieved from its own default.  However,  a court may exercise  equitable  powers  to  relieve a  borrower  of a  default  and deny the  mortgagee foreclosure.  Under various  circumstances a court of equity may relieve the borrower from a non-monetary  default where that default was not willful or where a monetary  default,  such as failure to pay real estate taxes,  can be cured before  completion of the foreclosure and there is no substantial prejudice to the mortgagee.

      Foreclosure of a mortgage usually is accomplished by judicial  action.  In most cases, the  action is  initiated  by the  service of legal  pleadings  upon all  parties  having an interest of record in the real property.  Delays in completion of the foreclosure may result from difficulties in locating and serving necessary parties,  including  borrowers,  such as international  borrowers,  located outside the jurisdiction in which the mortgaged  property is located.  Difficulties  in foreclosing  on mortgaged  properties  owned by  international borrowers  may  result in  increased  foreclosure  costs,  which may  reduce  the  amount of proceeds from the  liquidation  of the related  mortgage loan available to be distributed to the  certificateholders  of the related  series.  If the  mortgagee's  right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

                                                 86

      In the case of foreclosure  under a mortgage,  a deed of trust or deed to secure debt, the sale by the  referee or other  designated  officer  or by the  trustee  or  grantee,  as applicable,  is a public sale.  However,  because of the difficulty a potential buyer at the sale may have in  determining  the exact status of title and because the physical  condition of the property may have  deteriorated  during the foreclosure  proceedings,  it is uncommon for a third party to purchase the property at a foreclosure  sale.  Rather, it is common for the lender to purchase the property from the trustee or grantee,  as applicable,  or referee for a credit bid less than or equal to the unpaid principal amount of the loan,  accrued and unpaid interest and the expense of foreclosure,  in which case the mortgagor's  debt will be extinguished  unless the lender purchases the property for a lesser amount and preserves its right  against a borrower to seek a deficiency  judgment  and the remedy is available  under state law and the related loan documents.  In the same states,  there is a statutory minimum purchase  price  which the  lender  may  offer for the  property  and  generally,  state law controls the amount of foreclosure costs and expenses,  including attorneys' fees, which may be  recovered by a lender.  Thereafter,  subject to the right of the borrower in some states to remain in possession during the redemption  period, the lender will assume the burdens of ownership,  including obtaining hazard insurance, paying taxes and making repairs at its own expense  that are  necessary to render the property  suitable for sale.  In most cases,  the lender will obtain the services of a real estate  broker and pay the broker's  commission in connection  with the sale of the property.  Depending upon market  conditions,  the ultimate proceeds of the sale of the property may not equal the lender's  investment  in the property and, in some states, the lender may be entitled to a deficiency  judgment.  In some cases, a deficiency  judgment may be pursued in lieu of  foreclosure.  Any loss may be reduced by the receipt of any  mortgage  insurance  proceeds  or other  forms of credit  enhancement  for a series of certificates. See "Description of Credit Enhancement."

Foreclosure on Junior Mortgage Loans

      If a senior mortgage goes into default,  the junior mortgagee is at risk of losing its lien on the  mortgaged  property by a  foreclosure  of the senior lien.  To protect  against this  loss the  junior  mortgagee  must  either  pay the  entire  amount  due on the  senior mortgages  to the  senior  mortgagees  prior  to or at the time of the  foreclosure  sale or undertake the  obligation  to make  payments on the senior  mortgages if the mortgagor is in default  thereunder,  in either event adding the amounts  expended to the balance due on the junior loan. In addition,  if the foreclosure by a junior mortgagee triggers the enforcement of a "due-on-sale" clause in a senior mortgage,  the junior mortgagee may be required to pay the full amount of the senior  mortgages to the senior  mortgagees,  to avoid a default with respect  thereto.  Accordingly,  if the junior lender  purchases the property,  the lender's title will be subject to all senior  liens and claims and certain  governmental  liens.  The same is true for any  third-party  purchaser,  thus reducing the value the junior  mortgagee can realize at the  foreclosure  sale. The proceeds  received by the referee or trustee from the sale are applied first to the costs,  fees and expenses of sale and then in satisfaction of the indebtedness  secured by the mortgage or deed of trust that is being foreclosed.  Any remaining  proceeds  are  typically  payable to the holders of junior  mortgages or deeds of trust and other liens and claims in order of their priority,  whether or not the borrower is in default.  Any additional  proceeds are usually  payable to the mortgagor or trustor.  The payment of the  proceeds to the  holders of junior  mortgages  may occur in the  foreclosure
action  of  the  senior   mortgagee  or  may  require  the  institution  of  separate  legal proceedings.  See  "Description of the  Certificates -- Realization  Upon Defaulted  Mortgage
Loans or Contracts."

      In addition,  if proceeds from a foreclosure or similar sale of the mortgaged property are  insufficient  to satisfy  all senior  liens and the junior loan in the  aggregate,  the trust as the holder of the junior lien and,  accordingly,  holders of one or more classes of related securities bear (1) the risk of delay in distributions  while a deficiency  judgment against the borrower is obtained and (2) the risk of loss if the deficiency  judgment is not realized upon.  Moreover,  deficiency  judgments may not be available in some jurisdictions.
In  addition,  liquidation  expenses  with  respect to  defaulted  junior  loans do not vary directly  with the  outstanding  principal  balance  of the  loans  at the time of  default.
Therefore,  assuming  that the master  servicer or servicer took the same steps in realizing upon a defaulted junior loan having a small remaining  principal  balance as it would in the case of a defaulted  junior  loan having a large  remaining  principal  balance,  the amount realized after expenses of liquidation  would be smaller as a percentage of the  outstanding principal  balance of the small junior loan than would be the case with the defaulted junior loan having a large remaining principal balance.

                                                 87

      The  purposes of a  foreclosure  action are to enable the  mortgagee to realize on its security  and to bar the  borrower,  and all persons  who have an  interest in the  property which is subordinate to the foreclosing  mortgagee,  from their "equity of redemption."  The doctrine of equity of redemption  provides  that,  until the property  covered by a mortgage has been sold in accordance with a properly  conducted  foreclosure  and  foreclosure  sale, those having an interest which is subordinate to that of the  foreclosing  mortgagee have an equity of  redemption  and may redeem the property by paying the entire debt with  interest.
In addition,  in some states,  when a foreclosure  action has been commenced,  the redeeming party must pay various costs of that action.  Those having an equity of  redemption  must be made  parties  and duly  summoned  to the  foreclosure  action in order for their  equity of redemption to be barred.

Foreclosure on Mexico Mortgage Loans

      Foreclosure on the mortgagor's  beneficial  interest in the Mexican trust typically is expected to be  accomplished  by public sale in accordance  with the provisions of Article 9 of the UCC and the  security  agreement  relating to that  beneficial  interest or by public auction held by the Mexican trustee under the Mexico trust  agreement.  Article 9 of the UCC requires that a sale be conducted in a "commercially  reasonable" manner. Whether a sale has been conducted in a "commercially  reasonable" manner will depend on the facts in each case.
In determining commercial  reasonableness,  a court will look to the notice given the debtor and the  method,  manner,  time,  place  and terms of the sale and the sale  price.  In most cases, a sale conducted  according to the usual practice of banks selling similar collateral in the same area will be considered  reasonably  conducted.  Under the trust agreement,  the lender may direct the Mexican  trustee to transfer the  mortgagor's  beneficial  interest in the Mexican  trust to the purchaser  upon  completion of the public sale and notice from the lender.  Such purchaser will be entitled to rely on the terms of the Mexico trust  agreement to direct the  Mexican  trustee to  transfer  the  mortgagor's  beneficial  interest  in the
Mexican trust into the name of the purchaser or its nominee,  or the trust may be terminated and a new trust may be established.

      Article 9 of the UCC provides  that the proceeds of the sale will be applied  first to pay the costs and expenses of the sale and then to satisfy the  indebtedness  secured by the lender's security interest. If there are proceeds remaining,  the lender must account to the borrower  for the  surplus.  On the other  hand,  if a portion of the  indebtedness  remains unpaid, the borrower is usually responsible for the deficiency.  However,  some states limit the rights of lenders to obtain deficiency judgments. See "--Anti-Deficiency  Legislation and
Other Limitations on Lenders" below. The costs of sale may be substantially  higher than the costs  associated  with  foreclosure  sales with  respect to property  located in the United
States, and may include transfer taxes,  notary public fees, trustee fees, capital gains and other taxes on the  proceeds of sale,  and the cost of  amending or  terminating  the Mexico trust  agreement and  preparing a new trust  agreement.  Additional  costs  associated  with realizing  on the  collateral  may  include  eviction  proceedings,  the costs of  defending actions  brought by the defaulting  borrower and  enforcement  actions.  Any such additional foreclosure  costs may make the cost of foreclosing on the  collateral  uneconomical,  which may increase the risk of loss on the Mexico Mortgage Loans substantially.

                                                 88

      Where the mortgagor  does not maintain its principal  residence in the United  States, or, if a mortgagor  residing in the United  States moves its  principal  residence  from the state in which the UCC financing statements have been filed, and the lender,  because it has no knowledge of the  relocation of the mortgagor or otherwise,  fails to refile in the state to which the  mortgagor has moved within four months after  relocation,  or if the mortgagor no longer resides in the United States,  the lender's  security  interest in the mortgagor's beneficial interest in the Mexican trust may be unperfected.  In such circumstances,  if the mortgagor  defaults on the Mexico Mortgage Loan, the Mexico loan agreement will  nonetheless permit the lender to terminate the mortgagor's  rights to occupy the Mexican  property,  and the Mexico  trust  agreement  will  permit the lender to  instruct  the  Mexican  trustee to transfer the Mexican  property to a subsequent  purchaser  or to  recognize  the  subsequent purchaser as the  beneficiary of the mortgagor's  beneficial  interest in the Mexican trust.
However,  because the lender's security interest in the mortgagor's  beneficial  interest in the Mexican  trust will be  unperfected,  no assurance  can be given that the lender will be successful  in realizing on its interest in the  collateral  under such  circumstances.  The lender's  security interest in the mortgagor's  beneficial  interest in the Mexican trust is not, for purposes of  foreclosing  on such  collateral,  an interest in real  property.  The depositor  either will rely on its remedies  that are  available in the United  States under the  applicable  UCC and under the Mexico trust  agreement and  foreclose on the  collateral securing a Mexico Mortgage Loan under the UCC, or follow the procedures described below.

      In the case of some Mexico Mortgage  Loans,  the Mexico trust agreement may permit the
Mexican  trustee,  upon notice from the lender of a default by the  borrower,  to notify the mortgagor  that the  mortgagor's  beneficial  interest in the  Mexican  trust or the Mexican property will be sold at an auction in  accordance  with the Mexico trust  agreement.  Under the terms of the Mexico trust  agreement,  the mortgagor may avoid  foreclosure by paying in full prior to sale the  outstanding  principal  balance  of,  together  with all accrued and unpaid  interest and other amounts owed on, the Mexico  Mortgage  Loan. At the auction,  the
Mexican  trustee may sell the  mortgagor's  beneficial  interest  in the Mexican  trust to a third party,  sell the Mexican  property to another trust  established to hold title to such property, or sell the Mexican property directly to a Mexican citizen.

      The  depositor is not aware of any other  mortgage loan  programs  involving  mortgage loans that are secured in a manner similar to the Mexico Mortgage Loans. As a result,  there may be  uncertainty  and delays in the  process  of  attempting  to realize on the  mortgage collateral and gaining  possession of the mortgaged  property,  and the process of marketing the  mortgagor's  beneficial  interest  in  the  Mexican  trust  to  persons  interested  in purchasing a Mexican property may be difficult.

Foreclosure on Mortgaged Properties Located in the Commonwealth of Puerto Rico

      Under the laws of the  Commonwealth  of Puerto Rico the  foreclosure  of a real estate mortgage  usually  follows an ordinary  "civil  action" filed in the Superior  Court for the district  where the mortgaged  property is located.  If the  defendant  does not contest the action filed,  a default  judgment is rendered for the plaintiff and the mortgaged  property is sold at public auction,  after  publication of the sale for two weeks, by posting written notice in three public  places in the  municipality  where the auction will be held,  in the tax  collection  office and in the public  school of the  municipality  where the  mortgagor resides,  if known.  If the residence of the mortgagor is not known,  publication  in one of the  newspapers of general  circulation in the  Commonwealth  of Puerto Rico must be made at least  once a week  for two  weeks.  There  may be as  many as  three  public  sales  of the mortgaged  property.  If the defendant  contests the foreclosure,  the case may be tried and judgment rendered based on the merits of the case.
      There are no redemption  rights after the public sale of a foreclosed  property  under the laws of the  Commonwealth  of Puerto Rico.  Commonwealth of Puerto Rico law provides for a summary  proceeding for the foreclosure of a mortgage,  but it is very seldom used because of concerns  regarding  the validity of those  actions.  The process may be expedited if the mortgagee  can obtain the consent of the  defendant  to the  execution  of a deed in lieu of foreclosure.

                                                 89

      Under  Commonwealth  of  Puerto  Rico  law,  in the  case  of  the  public  sale  upon foreclosure  of a  mortgaged  property  that (a) is  subject  to a  mortgage  loan  that was obtained  for a  purpose  other  than  the  financing  or  refinancing  of the  acquisition, construction  or  improvement  of the property  and (b) is occupied by the  mortgagor as his principal  residence,  the mortgagor of the property has a right to be paid the first $1,500 from the  proceeds  obtained on the public sale of the  property.  The  mortgagor  can claim this sum of money from the  mortgagee at any time prior to the public sale or up to one year after the sale.  This  payment  would  reduce  the  amount of sales  proceeds  available  to satisfy the mortgage loan and may increase the amount of the loss.

Foreclosure on Shares of Cooperatives

      The Cooperative  shares owned by the  tenant-stockholder,  together with the rights of the  tenant-stockholder  under the proprietary lease or occupancy agreement,  are pledged to the lender and are, in almost all cases,  subject to  restrictions  on transfer as described in  the  Cooperative's  certificate  of  incorporation  and  by-laws,  as  well  as  in  the proprietary  lease or occupancy  agreement.  The proprietary  lease or occupancy  agreement,
even  while   pledged,   may  be   cancelled   by  the   Cooperative   for  failure  by  the
tenant-stockholder   to  pay   rent  or   other   obligations   or   charges   owed  by  the
tenant-stockholder,  including mechanics' liens against the Cooperative's  building incurred by the tenant-stockholder.

      In most cases,  rent and other  obligations  and charges  arising  under a proprietary lease or occupancy  agreement that are owed to the Cooperative  become liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition,  the proprietary lease or occupancy  agreement  generally  permits the  Cooperative to terminate the lease or agreement if the borrower  defaults in the performance of covenants  thereunder.  Typically, the lender and the Cooperative enter into a recognition  agreement which,  together with any lender  protection  provisions  contained in the proprietary  lease or occupancy  agreement, establishes  the rights  and  obligations  of both  parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement.  A default by the  tenant-stockholder  under the proprietary lease or occupancy  agreement will usually  constitute  a default  under the  security  agreement  between  the  lender and the tenant-stockholder.

      The  recognition  agreement  generally  provides that, if the  tenant-stockholder  has defaulted under the proprietary lease or occupancy  agreement,  the Cooperative will take no action to terminate  the lease or agreement  until the lender has been  provided with notice of and an opportunity to cure the default.  The  recognition  agreement  typically  provides that if the proprietary  lease or occupancy  agreement is terminated,  the Cooperative  will recognize the lender's lien against  proceeds from a sale of the shares and the  proprietary
lease  or  occupancy  agreement  allocated  to  the  dwelling,   subject,  however,  to  the
Cooperative's  right to sums due under the proprietary lease or occupancy agreement or which have become liens on the shares  relating to the proprietary  lease or occupancy  agreement.
The total  amount  owed to the  Cooperative  by the  tenant-stockholder,  which  the  lender generally  cannot  restrict and does not monitor,  could reduce the amount  realized  upon a sale of the collateral below the outstanding  principal  balance of the Cooperative Loan and accrued and unpaid interest thereon.

                                                 90

      Recognition  agreements  also  typically  provide  that if the lender  succeeds to the tenant-shareholder's  shares and proprietary  lease or occupancy  agreement as the result of realizing upon its  collateral  for a Cooperative  Loan, the lender must obtain the approval or consent of the board of  directors  of the  Cooperative  as required  by the  proprietary lease before  transferring the Cooperative  shares and assigning the proprietary lease. This approval or consent is usually based on the  prospective  purchaser's  income and net worth, among other factors, and may significantly reduce the number of potential purchasers,  which could limit the ability of the lender to sell and realize upon the value of the  collateral.
In most  cases,  the  lender is not  limited  in any  rights it may have to  dispossess  the tenant-stockholder.

      Because of the nature of Cooperative Loans,  lenders do not usually require either the tenant-stockholder,  that is, the borrower, or the Cooperative, to obtain title insurance of any type.  Consequently,  the existence of any prior liens or other  imperfections  of title affecting  the  Cooperative's  building  or  real  estate  also  may  adversely  affect  the marketability of the shares allocated to the dwelling unit in the event of foreclosure.

      A foreclosure on the  Cooperative  shares is accomplished by public sale in accordance with the  provisions of Article 9 of the Uniform  Commercial  Code, or UCC, and the security agreement  relating to those shares.  Article 9 of the UCC requires that a sale be conducted in a "commercially  reasonable" manner. Whether a sale has been conducted in a "commercially reasonable"  manner  will  depend  on the  facts in each  case.  In  determining  commercial reasonableness,  a court will look to the notice  given the debtor and the  method,  manner, time,  place and terms of the sale and the sale price. In most  instances,  a sale conducted according to the usual  practice of creditors  selling  similar  collateral in the same area will be considered reasonably conducted.

      Where the lienholder is the junior  lienholder,  any  foreclosure may be delayed until the junior lienholder  obtains actual possession of such Cooperative  shares.  Additionally, if the lender does not have a first priority  perfected security interest in the Cooperative shares,  any  foreclosure  sale would be subject to the rights and interests of any creditor holding senior interests in the shares.  Also, a junior lienholder may not be able to obtain
a  recognition   agreement  from  a  Cooperative  since  many  cooperatives  do  not  permit subordinate financing.  Without a recognition  agreement,  the junior lienholder will not be afforded the usual lender  protections from the Cooperative which are generally provided for in recognition agreements.

      Article 9 of the UCC provides  that the proceeds of the sale will be applied  first to pay the costs and expenses of the sale and then to satisfy the  indebtedness  secured by the lender's security interest. The recognition agreement,  however, generally provides that the lender's right to  reimbursement  is subject to the right of the Cooperative  corporation to receive sums due under the proprietary lease or occupancy  agreement.  If there are proceeds remaining,  the lender must account to the  tenant-stockholder for the surplus. On the other hand, if a portion of the indebtedness remains unpaid, the  tenant-stockholder  is generally responsible for the deficiency.  See "--Anti-Deficiency  Legislation and Other Limitations on
Lenders" below.

Rights of Redemption

                                                 91

      In some states,  after sale  pursuant to a deed of trust,  or a deed to secure debt or foreclosure of a mortgage,  the borrower and foreclosed  junior lienors or other parties are given a  statutory  period,  typically  ranging  from six months to two  years,  in which to redeem the property from the  foreclosure  sale. In some states,  redemption  may occur only upon payment of the entire principal  balance of the loan,  accrued interest and expenses of foreclosure.  In other states,  redemption  may be  authorized  if the former  borrower pays only a  portion  of the sums due.  In some  states,  the  right to  redeem  is an  equitable right.  The equity of redemption,  which is a non-statutory  right,  should be distinguished from  statutory  rights of redemption.  The effect of a statutory  right of redemption is to diminish  the  ability  of the  lender  to sell  the  foreclosed  property.  The  rights  of redemption  would defeat the title of any purchaser  subsequent to foreclosure or sale under a deed of  trust  or a deed to  secure  debt.  Consequently,  the  practical  effect  of the redemption  right is to force the lender to maintain  the  property  and pay the expenses of ownership until the redemption period has expired.

Anti-Deficiency Legislation and Other Limitations on Lenders

      Some  states  have  imposed  statutory  prohibitions  which  limit the  remedies  of a beneficiary  under a deed of trust,  a mortgagee  under a mortgage or a grantee under a deed to secure  debt.  In some  states,  including  California,  statutes  limit the right of the beneficiary,  mortgagee  or grantee to obtain a  deficiency  judgment  against the  borrower following  foreclosure.  A  deficiency  judgment is a personal  judgment  against the former borrower  equal in most cases to the  difference  between the net amount  realized  upon the public  sale of the  real  property  and the  amount  due to the  lender.  In the  case of a mortgage loan secured by a property  owned by a trust where the mortgage note is executed on behalf of the trust, a deficiency  judgment against the trust following  foreclosure or sale under a deed of trust or deed to secure debt, even if obtainable  under  applicable law, may be of little value to the  beneficiary,  grantee or mortgagee if there are no assets against which the deficiency judgment may be executed.  Some state statutes require the beneficiary, grantee or mortgagee to exhaust the security  afforded under a deed of trust, deed to secure debt or mortgage  by  foreclosure  in an attempt to satisfy the full debt before  bringing a personal action against the borrower.

      In other states,  the lender has the option of bringing a personal  action against the borrower on the debt  without  first  exhausting  the  security;  however,  in some of these states,  the  lender,  following  judgment  on the  personal  action,  may be deemed to have elected  a  remedy  and may be  precluded  from  exercising  remedies  with  respect  to the security.  Consequently,  the practical effect of the election requirement,  in those states permitting  this election,  is that lenders will usually  proceed against the security first rather than  bringing a personal  action  against the  borrower.  Finally,  in some  states, statutory  provisions  limit any  deficiency  judgment  against  the  borrower  following  a foreclosure  to the excess of the  outstanding  debt over the fair value of the  property at the time of the  public  sale.  The  purpose of these  statutes  is  generally  to prevent a beneficiary,  grantee or mortgagee from obtaining a large  deficiency  judgment  against the borrower as a result of low or no bids at the judicial  sale.  Various state laws also place a limitation on the mortgagee for late payment charges.

      Generally,  Article 9 of the UCC governs  foreclosure  on  Cooperative  shares and the related proprietary lease or occupancy agreement.  Some courts have interpreted Article 9 to prohibit or limit a deficiency award in some  circumstances,  including  circumstances where the disposition of the collateral,  which, in the case of a Cooperative  Loan,  would be the shares of the Cooperative and the related proprietary lease or occupancy agreement,  was not conducted in a commercially reasonable manner.

      In addition to laws  limiting or  prohibiting  deficiency  judgments,  numerous  other federal and state  statutory  provisions,  including the federal  bankruptcy  laws and state laws  affording  relief to debtors,  may interfere with or affect the ability of the secured mortgage  lender to realize upon its collateral  and/or enforce a deficiency  judgment.  For example,  under the federal  bankruptcy  law,  all actions by the  secured  mortgage  lender against the debtor,  the debtor's property and any co-debtor are  automatically  stayed upon
the  filing  of  a  bankruptcy  petition.   Moreover,  a  court  having  federal  bankruptcy
jurisdiction  may permit a debtor through its Chapter 11 or Chapter 13  rehabilitative  plan to cure a monetary default  relating to a mortgage loan on the debtor's  residence by paying arrearages  within a  reasonable  time period and  reinstating  the original  mortgage  loan payment  schedule,  even though the lender  accelerated the mortgage loan and final judgment of  foreclosure  had been  entered in state  court.  Some  courts  with  federal  bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization  case, that  effected the curing of a mortgage loan default by paying  arrearages  over a number of years.

                                                 92

      Courts with federal  bankruptcy  jurisdiction  have also indicated that the terms of a mortgage loan secured by property of the debtor,  which is a  Cooperative  Loan, or which is secured by  additional  collateral  in addition to the related  mortgaged  property,  may be modified.  These courts have allowed  modifications that include reducing the amount of each monthly  payment,  changing the rate of interest and altering  the  repayment  schedule.  In general,  except as provided  below with  respect to junior  liens,  the terms of a mortgage loan secured only by a mortgage on a real property that is the debtor's principal  residence may not be  modified  under a plan  confirmed  under  Chapter  13, as opposed to Chapter 11, except with respect to mortgage payment  arrearages,  which may be cured within a reasonable time period.

      The United  States  Supreme Court has held that so long as a mortgage loan is fully or partially  secured  by the  related  mortgaged  property,  the amount of the  mortgage  loan secured  by the  related  mortgaged  property  may not be  reduced,  or  "crammed  down," in connection  with a  bankruptcy  petition  filed by the  mortgagor.  However,  recent  United
States  Circuit  Court of  Appeals  decisions  have held  that in the event of a Chapter  13 bankruptcy filing by a mortgagor,  in the event the value of the related mortgaged  property at the time of the filing is less than the amount of debt  secured  by any first  lien,  the portion of any junior lien that is unsecured may be "crammed down" in the  bankruptcy  court and  discharged.  As a  result,  in the  event of a  decline  in the  value  of a  mortgaged property,  the amount of any junior liens may be reduced by a bankruptcy  judge in a Chapter
13 filing,  without any liquidation of the related  mortgaged  property.  Any such reduction would be treated as a Bankruptcy Loss.

      Certain tax liens arising under the Internal Revenue Code may, in some  circumstances, have  priority over the lien of a mortgage,  deed to secure debt or deed of trust.  This may have the effect of delaying or interfering  with the enforcement of rights with respect to a defaulted mortgage loan.

      In addition,  substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous  federal and some state
consumer  protection  laws.  These  laws  include  the  federal   Truth-in-Lending  Act,  as
implemented  by Regulation  Z, Real Estate  Settlement  Procedures  Act, as  implemented  by
Regulation  X, Equal Credit  Opportunity  Act, as  implemented  by Regulation B, Fair Credit
Billing Act,  Fair Credit  Reporting  Act and related  statutes.  These  federal laws impose specific  statutory  liabilities  upon lenders who originate  mortgage loans and who fail to comply with the provisions of the law. In some cases,  this  liability may affect  assignees of the  mortgage  loans.  In  particular,  an  originator's  failure to comply with  certain requirements  of the federal  Truth-in-Lending  Act, as  implemented  by Regulation Z, could subject both originators and assignees of such  obligations to monetary  penalties and could result in the  obligators'  rescinding the mortgage loans against either the  originators or assignees.

                                                 93

Homeownership Act and Similar State Laws

      Some  mortgage  loans and  contracts  may be  subject  to  special  rules,  disclosure requirements  and other  provisions that were added to the federal  Truth-in-Lending  Act by the Home Ownership and Equity  Protection Act of 1994, or  Homeownership  Act, if such trust assets  were  originated  on or after  October  1, 1995,  are not loans made to finance  the purchase of the mortgaged  property and have interest rates or  origination  costs in excess
of  certain   prescribed   levels.   The  Homeownership  Act  requires  certain   additional
disclosures,  specifies the timing of those disclosures and limits or prohibits inclusion of certain  provisions in mortgages subject to the Homeownership  Act.  Purchasers or assignees of a mortgage loan subject to the Homeownership  Act,  including any trust,  could be liable under federal law for all claims and subject to all defenses that the borrower  could assert against the  originator  of the loan,  under the federal  Truth-in-Lending  Act or any other law, unless the purchaser or assignee did not know and could not with  reasonable  diligence have  determined  that the loan was  subject to the  provisions  of the  Homeownership  Act.
Remedies available to the borrower include monetary penalties,  as well as rescission rights if  appropriate  disclosures  were  not  given as  required  or if the  particular  mortgage includes  provisions  prohibited by the law. The maximum damages that may be recovered under these  provisions  from an  assignee,  including  the  trust,  is the  remaining  amount  of indebtedness  plus the total  amount paid by the  borrower in  connection  with the mortgage loan.

      In addition to the  Homeownership  Act, a number of  legislative  proposals  have been introduced  at both the federal and state level that are  designed to  discourage  predatory lending  practices.  Some states have  enacted,  and other states or local  governments  may
enact,  laws  that  impose   requirements  and  restrictions   greater  than  those  in  the
Homeownership  Act. These laws prohibit  inclusion of some provisions in mortgage loans that have interest rates or origination  costs in excess of prescribed  levels,  and require that borrowers be given certain  disclosures  prior to the  consummation  of the mortgage  loans.
Purchasers  or assignees of such a mortgage  loan,  including  the related  trust,  could be exposed to all claims and defenses that the mortgagor  could assert  against the  originator of the  mortgage  loan for a violation of state law.  Claims and  defenses  available to the borrower could include monetary  penalties,  rescission and defenses to a foreclosure action or an action to collect.

      Except  in  the  case  of  a  Designated  Seller   Transaction,   Residential  Funding
Corporation  will  represent and warrant that all of the mortgage loans in the mortgage pool complied in all material respects with all applicable  local,  state and federal laws at the time  of  origination.  Although  Residential  Funding  Corporation  will  be  obligated  to repurchase  any mortgage  loan as to which a breach of its  representation  and warranty has occurred if that breach is material and adverse to the interests of the  certificateholders, the  repurchase  price of  those  mortgage  loans  could be less  than  the  damages  and/or equitable remedies imposed pursuant to various state laws.

      Lawsuits have been brought in various states making claims against  assignees of loans subject  to the  Homeownership  Act for  violations  of  federal  and  state  law  allegedly committed by the originator.  Named defendants in these cases include numerous  participants within the secondary mortgage market, including some securitization trusts.

Enforceability of Certain Provisions

      Unless the  prospectus  supplement  indicates  otherwise,  the mortgage  loans contain due-on-sale clauses.  These clauses permit the lender to accelerate the maturity of the loan if the  borrower  sells,  transfers or conveys the  property.  The  enforceability  of these clauses has been the subject of legislation or litigation in many states,  and in some cases the  enforceability  of these  clauses  has been  limited or denied.  However,  the  Garn-St
Germain  Depository  Institutions  Act of 1982,  or  Garn-St  Germain  Act,  preempts  state constitutional,  statutory and case law that prohibit the enforcement of due-on-sale clauses and permits  lenders to enforce  these clauses in  accordance  with their terms,  subject to limited  exceptions.  The Garn-St Germain Act does "encourage"  lenders to permit assumption of loans at the  original  rate of  interest  or at some other rate less than the average of the original rate and the market rate.

                                                 94

      The Garn-St  Germain Act also sets forth nine  specific  instances in which a mortgage lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause,  regardless of the fact that a transfer of the property may have  occurred.  These include  intra-family transfers,  certain  transfers by operation of law, leases of fewer than three years and the creation of a junior  encumbrance.  Regulations  promulgated  under the Garn-St  Germain Act also prohibit the imposition of a prepayment  penalty upon the  acceleration of a loan under a due-on-sale clause.

      The  inability to enforce a  due-on-sale  clause may result in a mortgage loan bearing an interest  rate below the current  market  rate being  assumed by a new home buyer  rather than being paid off,  which may have an impact upon the average life of the  mortgage  loans and the number of mortgage loans which may be outstanding until maturity.

      Upon foreclosure,  courts have imposed general equitable  principles.  These equitable principles  are designed to relieve the borrower from the legal effect of its defaults under the loan documents.  Examples of judicial remedies that have been fashioned include judicial requirements  that the lender undertake  affirmative and expensive  actions to determine the causes for the  borrower's  default and the  likelihood  that the  borrower  will be able to reinstate the loan. In some cases,  courts have  required  that lenders  reinstate  loans or recast payment schedules in order to accommodate  borrowers who are suffering from temporary financial  disability.  In other  cases,  courts  have  limited  the right of the  lender to foreclose if the default  under the  mortgage  instrument  is not  monetary,  including  the borrower failing to adequately maintain the property.  Finally,  some courts have been faced with the issue of whether or not federal or state constitutional  provisions  reflecting due process  concerns for adequate notice require that borrowers under deeds of trust,  deeds to secure debt or mortgages receive notices in addition to the statutorily  prescribed minimum.
For the most part,  these cases have upheld the notice  provisions  as being  reasonable  or have  found  that the sale by a trustee  under a deed of trust,  or under a deed to secure a debt or a mortgagee  having a power of sale,  does not involve  sufficient  state  action to afford constitutional protections to the borrower.

Applicability of Usury Laws

      Title V of the Depository Institutions  Deregulation and Monetary Control Act of 1980,
or Title  V,  provides  that  state  usury  limitations  shall  not  apply to some  types of residential first mortgage loans,  including  Cooperative Loans,  originated by some lenders after March 31,  1980.  A similar  federal  statute  was in effect with  respect to mortgage loans made  during the first  three  months of 1980.  OTS is  authorized  to issue rules and regulations and to publish interpretations  governing implementation of Title V. The statute authorized  any state to impose  interest  rate limits by adopting,  before April 1, 1983, a law or constitutional  provision which expressly rejects  application of the federal law. In addition,  even where  Title V is not so  rejected,  any state is  authorized  by the law to adopt a provision  limiting  discount  points or other charges on mortgage  loans covered by
Title V.  Certain  states  have taken  action to reimpose  interest  rate limits or to limit discount points or other charges.

                                                 95

      Usury  limits may apply to junior  mortgage  loans in many states and Mexico  Mortgage
Loans.  Any  applicable  usury  limits in effect at  origination  will be  reflected  in the maximum mortgage rates on ARM loans, which will be described in the accompanying  prospectus supplement.

      Residential  Funding  Corporation or a designated seller specified in the accompanying prospectus  supplement  will have  represented  that each  mortgage  loan was  originated in compliance with then applicable state laws,  including usury laws, in all material respects.
However,  the mortgage rates on the mortgage loans will be subject to applicable  usury laws as in effect from time to time.

Alternative Mortgage Instruments

      Alternative mortgage instruments,  including  adjustable-rate mortgage loans and early ownership mortgage loans,  originated by non-federally  chartered lenders, have historically been  subjected to a variety of  restrictions.  These  restrictions  differed  from state to state,  resulting in difficulties in determining whether a particular  alternative  mortgage instrument  originated by a  state-chartered  lender was in compliance  with applicable law.
These difficulties were alleviated  substantially as a result of the enactment of Title VIII of the Garn-St  Germain Act, or Title VIII.  Title VIII  provides  that,  regardless  of any state law to the contrary:

o     state-chartered  banks may originate  alternative  mortgage  instruments in accordance with  regulations  promulgated  by the  Comptroller of the Currency with respect to the origination of alternative mortgage instruments by national banks,

o     state-chartered  credit  unions may  originate  alternative  mortgage  instruments  in
         accordance   with   regulations   promulgated   by  the   National   Credit   Union
         Administration with respect to origination of alternative  mortgage  instruments by federal credit unions and

o     all  other  non-federally  chartered  housing  creditors,   including  state-chartered
         savings and loan  associations,  state-chartered  savings banks and mutual  savings
         banks  and  mortgage  banking  companies,   may  originate   alternative   mortgage
         instruments  in accordance  with the  regulations  promulgated  by the Federal Home
         Loan  Bank  Board,   predecessor  to  the  OTS,  with  respect  to  origination  of alternative mortgage instruments by federal savings and loan associations.

      Title VIII also provides that any state may reject  applicability of the provisions of
Title VIII by  adopting,  prior to  October  15,  1985,  a law or  constitutional  provision expressly  rejecting  the  applicability  of these  provisions.  Some states have taken this action.

Junior Mortgages; Rights of Senior Mortgagees

      The mortgage  loans included in the trust may be junior to other  mortgages,  deeds to secure debt or deeds of trust held by other lenders. Absent an intercreditor  agreement, the rights of the trust,  and  therefore  the  certificateholders,  as mortgagee  under a junior mortgage,  are  subordinate to those of the mortgagee under the senior  mortgage,  including the prior  rights of the senior  mortgagee  to receive  hazard  insurance  and  condemnation proceeds  and to cause the property  securing  the mortgage  loan to be sold upon default of the mortgagor.  The sale of the mortgaged  property may  extinguish  the junior  mortgagee's lien  unless the junior  mortgagee  asserts  its  subordinate  interest  in the  property in foreclosure  litigation and, in certain cases,  either reinstates or satisfies the defaulted senior loan or loans. A junior  mortgagee may satisfy a defaulted senior loan in full or, in some states, may cure the default and bring the senior loan current thereby  reinstating the senior loan, in either event usually  adding the amounts  expended to the balance due on the junior loan.  In most states,  absent a provision  in the  mortgage,  deed to secure debt or deed of trust, or an intercreditor  agreement,  no notice of default is required to be given to a junior  mortgagee.  Where applicable law or the terms of the senior  mortgage,  deed to secure debt or deed of trust do not require notice of default to the junior  mortgagee,  the lack of any notice may prevent the junior  mortgagee from  exercising any right to reinstate the loan which applicable law may provide.

                                                 96

  The standard form of the  mortgage,  deed to secure debt or deed of trust used by most institutional  lenders  confers on the  mortgagee  the right both to  receive  all  proceeds collected  under  any  hazard  insurance  policy  and all  awards  made in  connection  with condemnation  proceedings,  and to apply the proceeds and awards to any indebtedness secured by the  mortgage,  deed to  secure  debt  or  deed of  trust,  in the  order  the  mortgagee determines.  Thus, if improvements on the property are damaged or destroyed by fire or other casualty,  or if the property is taken by condemnation,  the mortgagee or beneficiary  under underlying  senior  mortgages  will have the prior right to collect any  insurance  proceeds payable  under a hazard  insurance  policy and any award of damages in  connection  with the condemnation  and to apply the same to the  indebtedness  secured by the  senior  mortgages.
Proceeds in excess of the amount of senior  mortgage  indebtedness,  in most  cases,  may be applied to the indebtedness of junior mortgages in the order of their priority.

      Another provision sometimes found in the form of the mortgage,  deed to secure debt or deed  of  trust  used  by  institutional  lenders  obligates  the  mortgagor  to pay  before delinquency  all taxes and  assessments  on the property  and,  when due, all  encumbrances, charges and liens on the property  which are prior to the  mortgage,  deed to secure debt or deed of trust,  to provide and  maintain  fire  insurance on the  property,  to maintain and repair  the  property  and not to commit or permit any waste  thereof,  and to appear in and defend any action or  proceeding  purporting  to affect  the  property  or the rights of the mortgagee  under the mortgage or deed of trust.  Upon a failure of the  mortgagor to perform any of these obligations,  the mortgagee is given the right under certain  mortgages,  deeds to secure debt or deeds of trust to perform the  obligation  itself,  at its election,  with the mortgagor  agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the  mortgagor.  All sums so  expended  by a senior  mortgagee  become part of the indebtedness  secured by the senior mortgage.  Also, since most senior mortgages require the related  mortgagor to make escrow  deposits  with the holder of the senior  mortgage for all real  estate  taxes and  insurance  premiums,  many junior  mortgagees  will not collect and retain  the  escrows  and will rely upon the holder of the senior  mortgage  to collect  and disburse the escrows.

The Contracts

General

      A  contract  evidences  both (a) the  obligation  of the  mortgagor  to repay the loan evidenced  thereby  and (b) the grant of a security  interest  in the  manufactured  home to secure  repayment  of the loan.  Certain  aspects  of both  features  of the  contracts  are described below.

Security Interests in Manufactured Homes

      Except  as  described  in  the  next  paragraph,   under  the  laws  of  most  states,
manufactured  housing  constitutes  personal  property  and is subject to the motor  vehicle registration  laws of the state or other  jurisdiction in which the unit is located.  In the few states in which certificates of title are not required for manufactured homes,  security interests  are  perfected  by the  filing of a  financing  statement  under  the UCC.  Those financing  statements  are  effective for five years and must be renewed prior to the end of each five year  period.  The  certificate  of title laws  adopted by the  majority of states provide that  ownership of motor vehicles and  manufactured  housing shall be evidenced by a certificate of title issued by the motor vehicles  department,  or a similar entity,  of the state. In the states that have enacted  certificate of title laws, a security  interest in a unit of  manufactured  housing,  so long as it is not  attached  to land in so  permanent  a fashion  as to become a  fixture,  is, in most  cases,  perfected  by the  recording  of the interest  on  the  certificate  of  title  to the  unit  in the  appropriate  motor  vehicle registration  office or by delivery of the  required  documents  and payment of a fee to the office, depending on state law.

                                                 97

      The lender,  the  servicer or the master  servicer may effect the notation or delivery of the required  documents and fees, and obtain  possession of the  certificate of title, as appropriate  under the laws of the state in which any manufactured  home securing a contract is  registered.  If the master  servicer,  the  servicer  or the lender  fails to effect the notation or  delivery,  or files the  security  interest  under the wrong law,  for example, under a motor  vehicle  title  statute  rather  than  under the UCC,  in a few  states,  the certificateholders  may not have a first priority security interest in the manufactured home securing a contract.  As manufactured  homes have become larger and often have been attached to their sites without any apparent  intention to move them, courts in many states have held that manufactured homes, under some  circumstances,  may become subject to real estate title and  recording  laws.  As a result,  a security  interest  in a  manufactured  home could be rendered  subordinate  to the  interests of other  parties  claiming an interest in the home under  applicable  state real  estate  law.  In order to perfect a  security  interest  in a manufactured  home under real estate laws, the holder of the security interest must record a mortgage,  deed of trust or deed to secure debt, as  applicable,  under the real estate laws of the state where the manufactured home is located.  These filings must be made in the real
estate  records  office  of  the  county  where  the  manufactured  home  is  located.   The
accompanying prospectus supplement,  will specify whether substantially all of the contracts
will  contain   provisions   prohibiting  the  mortgagor  from  permanently   attaching  the
manufactured  home to its site. So long as the mortgagor does not violate this agreement and a court does not hold that the manufactured  home is real property,  a security  interest in the manufactured  home will be governed by the certificate of title laws or the UCC, and the notation  of the  security  interest  on the  certificate  of title or the  filing  of a UCC financing  statement  will be effective  to maintain  the priority of the seller's  security interest in the manufactured home. If, however, a manufactured home is permanently  attached to its  site or if a court  determines  that a  manufactured  home is real  property,  other parties  could  obtain an interest in the  manufactured  home which is prior to the security interest  originally  retained by the  mortgage  collateral  seller and  transferred  to the depositor.  In certain cases,  the master  servicer or the servicer,  as applicable,  may be required  to perfect a security  interest in the  manufactured  home under  applicable  real estate laws.  If the real estate  recordings  are not  required and if any of the  foregoing events  were to  occur,  the  only  recourse  of the  certificateholders  would  be  against
Residential   Funding  Corporation  or  the  mortgage  collateral  seller  pursuant  to  its repurchase obligation for breach of representations or warranties.

      The  depositor  will  assign  or cause  to be  assigned  a  security  interest  in the manufactured homes to the trustee on behalf of the  certificateholders.  See "Description of the  Certificates -- Assignment of the Contracts." If a manufactured  home is governed by the applicable  motor  vehicle laws of the relevant  state neither the depositor nor the trustee will amend the  certificates  of title to identify  the  trustee as the new  secured  party.
Accordingly,  the  depositor  or any other  entity  as may be  specified  in the  prospectus supplement  will  continue to be named as the  secured  party on the  certificates  of title relating to the manufactured homes. However,  there exists a risk that, in the absence of an amendment to the  certificate of title,  the assignment of the security  interest may not be held effective against  subsequent  purchasers of a manufactured home or subsequent  lenders who take a security interest in the manufactured home or creditors of the assignor.

                                                 98

      If the owner of a manufactured  home moves it to a state other than the state in which the  manufactured  home initially is registered and if steps are not taken to re-perfect the trustee's  security  interest in the state, the security  interest in the manufactured  home will  cease  to be  perfected.  While  in many  circumstances  the  trustee  would  have the opportunity to re-perfect  its security  interest in the  manufactured  home in the state of relocation, there can be no assurance that the trustee will be able to do so.

      When a mortgagor  under a contract  sells a  manufactured  home,  the trustee,  or the servicer or the master servicer on behalf of the trustee,  must surrender  possession of the certificate  of title or will  receive  notice as a result  of its lien  noted  thereon  and accordingly  will have an  opportunity  to require  satisfaction  of the related lien before release of the lien.

      Under the laws of most  states,  liens for repairs  performed on a  manufactured  home take priority over a perfected security interest.  The applicable mortgage collateral seller typically  will  represent  that  it has no  knowledge  of any  liens  with  respect  to any manufactured  home securing payment on any contract.  However,  the liens could arise at any time  during  the  term  of  a  contract.  No  notice  will  be  given  to  the  trustee  or certificateholders  if a lien  arises  and the  lien  would  not give  rise to a  repurchase obligation on the part of the party specified in the pooling and servicing agreement.

      To the  extent  that  manufactured  homes  are  not  treated  as real  property  under applicable  state law,  contracts  generally  are  "chattel  paper" as defined in the UCC in effect in the states in which the manufactured  homes initially were  registered.  Under the
UCC, the sale of chattel  paper is treated in a manner  similar to  perfection of a security interest in chattel paper.  Under the pooling and servicing  agreement,  the master servicer or the depositor,  as the case may be, will transfer physical possession of the contracts to the trustee or its  custodian.  In addition,  the master  servicer will make an  appropriate filing of a financing  statement in the  appropriate  states to give notice of the trustee's ownership  of the  contracts.  The  contracts  will not be  stamped or marked  otherwise  to reflect  their  assignment  from the  depositor to the trustee.  Therefore,  if a subsequent purchaser  were able to take  physical  possession of the  contracts  without  notice of the assignment,  the trustee's  interest in the contracts could be defeated.  To the extent that manufactured  homes are treated as real property under applicable state law,  contracts will be treated in a manner similar to that described  above with regard to mortgage  loans.  See
"--The Mortgage Loans" above.

Enforcement of Security Interests in Manufactured Homes

      The servicer or the master  servicer on behalf of the trustee,  to the extent required by the related  pooling and  servicing  agreement,  may take action to enforce the trustee's security  interest  with  respect to contracts  in default by  repossession  and sale of the manufactured  homes securing the defaulted  contracts.  So long as the manufactured home has not become  subject to real estate law, a creditor  generally can  repossess a  manufactured home  securing a contract  by  voluntary  surrender,  by  "self-help"  repossession  that is
"peaceful"  or, in the absence of voluntary  surrender and the ability to repossess  without breach of the peace,  by judicial  process.  The holder of a manufactured  housing  contract generally  must  give the  debtor a number  of days'  notice  prior to  commencement  of any repossession.  The UCC and consumer  protection  laws in most states place  restrictions  on repossession  sales,  including prior notice to the debtor and commercial  reasonableness in effecting a  repossession  sale.  The laws in most states  also  require  that the debtor be given  notice of any sales  prior to resale of the unit so that the  debtor  may  redeem the manufactured home at or before the resale.

                                                 99

      Under  the laws  applicable  in most  states,  a  creditor  is  entitled  to  obtain a deficiency  judgment  from a debtor for any  deficiency  on  repossession  and resale of the manufactured  home  securing the related  obligor's  contract.  However,  some states impose prohibitions  or  limitations  on  deficiency  judgments,  and in many cases the  defaulting debtor would have no assets with which to pay a judgment.

      Certain  statutory  provisions,  including federal and state bankruptcy and insolvency laws and  general  equitable  principles,  may  limit or delay  the  ability  of a lender to repossess and resell a manufactured home or enforce a deficiency judgment.  For a discussion of deficiency  judgments,  see "--The Mortgage Loans -- Anti-Deficiency  Legislation and Other
Limitations on Lenders" above.

Consumer Protection Laws

      If the transferor of a consumer  credit contract is also the seller of goods that give rise to the  transaction,  and,  in  certain  cases,  related  lenders  and  assignees,  the
"Holder-in-Due-Course"  rule of the Federal Trade  Commission,  or the FTC Rule, is intended to defeat the ability of the  transferor  to transfer the contract  free of notice of claims by the  debtor  thereunder.  The  effect  of this rule is to  subject  the  assignee  of the contract  to all claims and  defenses  that the debtor  could  assert  against the seller of goods.  Liability under this rule is limited to amounts paid under a contract;  however, the mortgagor also may be able to assert the rule to set off remaining  amounts due as a defense against a claim brought against the mortgagor.

      Numerous  other  federal  and  state  consumer   protection  laws  impose  substantial
requirements  upon creditors  involved in consumer  finance.  These laws include the federal
Truth-in-Lending  Act, as implemented by Regulation Z, the Equal Credit  Opportunity Act, as
implemented  by  Regulation  B, the Fair Credit  Reporting  Act, the Real Estate  Settlement
Procedures  Act, as implemented by Regulation X, the Fair Housing Act and related  statutes.
These laws can impose specific statutory  liabilities upon creditors who fail to comply with their provisions.  In some cases, this liability may affect an assignee's ability to enforce the related  contract.  In  particular,  the  originator's  failure to comply  with  certain requirements  of the federal  Truth-in-Lending  Act, as  implemented  by Regulation Z, could subject both originators and assignees of such  obligations to monetary  penalties and could result in obligors'  rescinding  contracts  against either the originators or assignees.  In addition,  some of the contracts may be subject to special  rules,  disclosure  requirements and other provisions as discussed under "--The Mortgage  Loans--Homeownership  Act and Similar
State Laws."

"Due-on-Sale" Clauses

      The contracts,  in general,  prohibit the sale or transfer of the related manufactured homes without the consent of the depositor,  the master  servicer or the servicer and permit the  acceleration of the maturity of the contracts by the depositor,  the master servicer or the servicer upon any sale or transfer that is not consented to. The  depositor,  the master servicer or the servicer  generally will permit most transfers of manufactured homes and not accelerate  the maturity of the related  contracts.  In certain  cases,  the transfer may be made by a delinquent  mortgagor in order to avoid a repossession  proceeding with respect to a manufactured home.

      In the case of a transfer of a manufactured  home after which the depositor desires to accelerate  the  maturity of the related  contract,  the  depositor's  ability to do so will depend on the  enforceability  under  state law of the  "due-on-sale"  clause.  The  Garn-St
Germain Act preempts,  subject to certain exceptions and conditions,  state laws prohibiting enforcement of "due-on-sale"  clauses  applicable to the manufactured  homes. In some states the depositor or the master servicer may be prohibited from enforcing  "due-on-sale" clauses in contracts relating to certain manufactured homes.

                                                 100

Applicability of Usury Laws

      Title V provides that,  subject to certain  conditions,  state usury limitations shall not apply to any loan that is  secured  by a first  lien on  certain  kinds of  manufactured housing.  For a discussion of Title V, see "--The  Mortgage  Loans --  Applicability  of Usury
Laws"  above.  Residential  Funding  Corporation  or a  designated  seller  specified in the accompanying  prospectus  supplement  will represent  that all of the contracts  comply with applicable usury laws.

Environmental Legislation

      Under the federal  Comprehensive  Environmental  Response,  Compensation and Liability
Act of 1980,  as amended,  or CERCLA,  and under state law in some states,  a secured  party that takes a deed-in-lieu  of foreclosure,  purchases a mortgaged  property at a foreclosure sale,  or operates a mortgaged  property  may become  liable in some  circumstances  for the costs of cleaning up hazardous  substances  regardless of whether they have contaminated the property.  CERCLA  imposes  strict,  as well as joint  and  several,  liability  on  several classes of potentially  responsible  parties,  including current owners and operators of the property  who did not  cause or  contribute  to the  contamination.  Furthermore,  liability under CERCLA is not limited to the original or  unamortized  principal  balance of a loan or to the value of the  property  securing a loan.  Lenders may be held liable  under CERCLA as owners or operators unless they qualify for the secured creditor  exemption to CERCLA.  This
exemption   exempts  from  the  definition  of  owners  and  operators  those  who,  without participating  in the  management  of a facility,  hold  indicia of  ownership  primarily to protect a security interest in the facility.

      The Asset  Conservation,  Lender  Liability  and  Deposit  Insurance  Act of 1996,  or
Conservation  Act amended,  among other  things,  the  provisions  of CERCLA with respect to
lender  liability  and  the  secured  creditor   exemption.   The  Conservation  Act  offers
substantial  protection  to lenders by defining the  activities in which a lender can engage and still have the benefit of the secured creditor  exemption.  For a lender to be deemed to have  participated  in the  management  of a mortgaged  property,  the lender must  actually participate in the  operational  affairs of the mortgaged  property.  The  Conservation  Act provides that "merely  having the capacity to influence,  or  unexercised  right to control"
operations  does  not  constitute  participation  in  management.  A  lender  will  lose the protection of the secured creditor  exemption only if it exercises  decision-making  control over the mortgagor's  environmental compliance and hazardous substance handling and disposal practices,  or assumes day-to-day  management of substantially all operational  functions of the mortgaged  property.  The  Conservation Act also provides that a lender will continue to have the benefit of the secured  creditor  exemption  even if it  forecloses  on a mortgaged property,  purchases  it at a  foreclosure  sale or accepts a  deed-in-lieu  of  foreclosure provided  that the lender seeks to sell the mortgaged  property at the earliest  practicable commercially reasonable time on commercially reasonable terms.

      Other federal and state laws in some  circumstances  may impose liability on a secured party  that takes a  deed-in-lieu  of  foreclosure,  purchases  a  mortgaged  property  at a foreclosure sale, or operates a mortgaged  property on which  contaminants other than CERCLA hazardous substances are present,  including petroleum,  agricultural  chemicals,  hazardous wastes,  asbestos,  radon, and lead-based paint. These cleanup costs may be substantial.  It is possible  that the  cleanup  costs  could  become a  liability  of a trust and reduce the amounts  otherwise  distributable  to the  holders of the  related  series of  certificates.
Moreover,  some federal  statutes and some states by statute impose an  Environmental  Lien.
All subsequent  liens on that property are usually  subordinated  to an  Environmental  Lien and, in some states,  even prior recorded liens are subordinated to Environmental  Liens. In the  latter  states,  the  security  interest  of the  trustee  in a related  parcel of real property that is subject to an Environmental Lien could be adversely affected.

                                                 101

      Traditionally,  many  residential  mortgage  lenders  have not taken steps to evaluate whether  contaminants  are  present  with  respect to any  mortgaged  property  prior to the origination  of the mortgage loan or prior to  foreclosure  or accepting a  deed-in-lieu  of foreclosure.  Neither  the  depositor  nor  any  master  servicer  will be  required  by any agreement  to  undertake  any of these  evaluations  prior to  foreclosure  or  accepting  a deed-in-lieu of foreclosure.  The depositor does not make any  representations or warranties or assume any  liability  with  respect  to the  absence  or effect of  contaminants  on any mortgaged  property or any casualty  resulting from the presence or effect of  contaminants.
However,  the master  servicer will not be obligated to foreclose on any mortgaged  property or accept a deed-in-lieu  of  foreclosure if it knows or reasonably  believes that there are material  contaminated  conditions on the property. A failure so to foreclose may reduce the amounts otherwise available to certificateholders of the related series.

      At the  time the  mortgage  loans  or  contracts  were  originated,  no  environmental assessment or a very limited  environment  assessment of the mortgaged  properties will have been conducted.

Servicemembers Civil Relief Act

      Under the terms of the Relief Act a borrower  who enters  military  service  after the origination  of the  borrower's  mortgage loan or contract,  including a borrower who was in reserve  status  and is called to active  duty after  origination  of the  mortgage  loan or contract,  may not be charged  interest,  including  fees and  charges,  in excess of 6% per annum  during the period of the  borrower's  active duty  status.  In addition to  adjusting interest,  the lender  must  forgive any such  interest in excess of 6% per annum,  unless a court or  administrative  agency of the United  States or of any State  orders  otherwise on application  of the lender.  The Relief Act applies to borrowers  who are members of the Air
Force, Army,  Marines,  Navy,  National Guard,  Reserves or Coast Guard, and officers of the
U.S. Public Health Service or the National Oceanic and Atmospheric  Administration  assigned to duty with the military.

      Because the Relief Act applies to  borrowers  who enter  military  service,  including reservists who are called to active duty, after  origination of the related mortgage loan or contract,  no  information  can be provided as to the number of mortgage  loans or contracts that may be  affected by the Relief  Act.  For  mortgage  loans or  contracts  included in a trust,  application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the servicer or the master  servicer,  as  applicable,  to collect full amounts of  interest on the  mortgage  collateral.  Any  shortfall  in interest  collections resulting  from the  application of the Relief Act or similar  legislation  or  regulations, which would not be recoverable  from the related  mortgage loans or contracts,  would result in a reduction of the amounts distributable to the holders of the related certificates,  and would not be covered by Advances or any form of credit  enhancement  provided in  connection with the related series of  certificates.  In addition,  the Relief Act imposes  limitations that would  impair the ability of the servicer or the master  servicer,  as  applicable,  to foreclose on an affected  mortgage loan or contract during the mortgagor's  period of active duty  status,  and,  under some  circumstances,  during an  additional  three  month  period thereafter.  Thus, if the Relief Act or similar  legislation or  regulations  applies to any mortgage  loan or  contract  which goes into  default,  there may be delays in  payment  and losses on the related certificates in connection  therewith.  Any other interest shortfalls, deferrals or  forgiveness  of payments on the mortgage  loans or  contracts  resulting  from similar  legislation  or  regulations  may  result  in  delays  in  payments  or  losses  to certificateholders of the related series.

                                                 102

Default Interest and Limitations on Prepayments

      Forms of notes and mortgages used by lenders may contain  provisions that obligate the borrower to pay a late charge or  additional  interest if payments are not timely made,  and in some  circumstances,  may prohibit  prepayments for a specified  period and/or  condition prepayments upon the borrower's  payment of prepayment fees or yield  maintenance  penalties if the  obligation is paid prior to maturity.  In some states,  there are or may be specific limitations  upon the late charges that a lender may collect from a borrower for  delinquent payments.  Some states also limit the amounts  that a lender may collect  from a borrower as an additional charge if the loan is prepaid.  In addition,  the enforceability of provisions that provide for  prepayment  fees or penalties  upon an  involuntary  prepayment is unclear under  the laws of many  states.  Most  conventional  single-family  mortgage  loans  may be prepaid in full or in part without  penalty.  The  regulations of the Federal Home Loan Bank
Board, as succeeded by the Office of Thrift Supervision,  or OTS, prohibit the imposition of a prepayment  penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a  due-on-sale  clause.  A mortgagee  to whom a  prepayment  in full has been tendered  may be  compelled  to give  either a  release  of the  mortgage  or an  instrument assigning  the existing  mortgage.  The absence of a restraint on  prepayment,  particularly with respect to mortgage loans and/or  contracts  having higher mortgage rates, may increase the  likelihood  of  refinancing  or other early  retirements  of the mortgage  loans and/or contracts.

      Some state laws  restrict the  imposition  of  prepayment  charges even when the loans expressly provide for the collection of those charges.  The Alternative Mortgage Transaction
Parity Act of 1982,  or the Parity Act,  permits the  collection  of  prepayment  charges in connection  with some  types of loans  subject  to the  Parity  Act,  or Parity  Act  loans, preempting any contrary state law prohibitions.  However,  some states may not recognize the preemptive  authority of the Parity Act or have opted out of the Parity Act.  Moreover,  the
OTS,  the  agency  that  administers  the  application  of the  Parity  Act to some types of mortgage  lenders  that  are  not  chartered  under  federal  law,  withdrew  its  favorable regulations and opinions that previously authorized those lenders,  notwithstanding contrary state law,  to charge  prepayment  charges  and late fees on Parity Act loans in  accordance with OTS rules.  The withdrawal is effective with respect to Parity Act loans  originated on or after July 1, 2003. The OTS's action does not affect Parity Act loans  originated  before
July 1, 2003.  It is possible  that  prepayment  charges may not be collected  even on loans that  provide  for the  payment of these  charges.  The master  servicer  or another  entity identified in the  accompanying  prospectus  supplement  will be entitled to all  prepayment charges  and late  payment  charges  received  on the loans and  these  amounts  will not be available for payment on the certificates.

Forfeitures in Drug and RICO Proceedings

      Federal law provides that property owned by persons  convicted of drug-related  crimes or of criminal violations of the Racketeer  Influenced and Corrupt  Organizations,  or RICO,
statute can be seized by the  government if the property was used in, or purchased  with the proceeds of, those crimes.  Under procedures  contained in the  Comprehensive  Crime Control
Act of 1984, the government  may seize the property even before  conviction.  The government must publish notice of the  forfeiture  proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

                                                 103

      A lender may avoid forfeiture of its interest in the property if it establishes  that:
(i) its mortgage was executed  and recorded  before  commission  of the crime upon which the forfeiture  is based,  or (ii) the lender was,  at the time of  execution  of the  mortgage,
"reasonably  without cause to believe" that the property was used in, or purchased  with the proceeds of, illegal drug or RICO activities.

                          MATERIAL FEDERAL INCOME TAX CONSEQUENCES

General

      The following is a discussion of the material  federal income tax  consequences of the purchase,  ownership and disposition of the certificates.  The following discussion is based on the advice of Orrick,  Herrington & Sutcliffe LLP and Mayer,  Brown, Rowe & Maw LLP as to
the anticipated  material  federal income tax  consequences  of the purchase,  ownership and disposition of the  certificates  offered  hereunder.  This discussion is directed solely to certificateholders  that hold the  certificates  as capital  assets  within  the  meaning of
Section  1221 of the  Internal  Revenue  Code and does not  purport to discuss  all  federal income tax  consequences  that may be  applicable to  particular  individual  circumstances, including those of banks, insurance companies, foreign investors,  tax-exempt organizations, dealers in  securities  or  currencies,  mutual  funds,  real estate  investment  trusts,  S corporations,  estates and trusts,  securityholders  that hold the  securities  as part of a hedge, straddle,  integrated or conversion transaction,  or securityholders whose functional currency is not the United  States  dollar.  Also, it does not address  alternative  minimum tax  consequences  or  the  indirect  effects  on  the  holders  of  equity  interests  in a securityholder.

      The following  discussion  addresses REMIC  certificates  representing  interests in a trust,  or a portion  thereof,  which the master servicer or Certificate  Administrator,  as applicable,  will  covenant to elect to have treated as a REMIC under  Sections 860A through
860G  of  the  Internal  Revenue  Code.  The  prospectus   supplement  for  each  series  of
certificates  will  indicate  whether a REMIC  election  or  elections  will be made for the related  trust and, if that election is to be made,  will  identify all "regular  interests"
and  "residual  interests" in the REMIC.  If a REMIC  election will not be made for a trust, the federal income  consequences  of the purchase,  ownership and disposition of the related certificates will be described in the accompanying  prospectus  supplement.  For purposes of this  tax  discussion,  references  to  a  "certificateholder"  or a  "holder"  are  to  the beneficial owner of a certificate.

      If a REMIC election is not made upon the issuance of a particular series because,  for example,  a structure  is being used whereby  notes are being  issued by an owner trust,  an opinion of counsel  relating to the tax  consequences  of that structure will be filed prior to the initial sale of the related  certificates.  Furthermore,  the tax discussion relating to that structure will be provided in the prospectus supplement for that series.

      The following  discussion is based in part upon the OID  regulations  and in part upon the REMIC  regulations.  The OID  regulations,  which are  effective  with  respect  to debt instruments  issued  on or after  April 4,  1994,  do not  adequately  address  some  issues relevant to, and in some  instances  provide  that they are not  applicable  to,  securities similar to the certificates.

      In addition,  the authorities on which this  discussion,  and the opinion  referred to below,  are based are  subject to change or  differing  interpretations,  which  could apply retroactively.  An opinion of counsel is not binding on the Internal  Revenue Service or the courts,  and no rulings  have been or will be sought from the IRS with respect to any of the federal income tax consequences  discussed below, and no assurance can be given that the IRS will not take contrary  positions.  Taxpayers and preparers of tax returns,  including those filed  by any  REMIC  or other  issuer,  should  be aware  that  under  applicable  Treasury regulations a provider of advice on specific  issues of law is not  considered an income tax return  preparer unless the advice (i) is given with respect to events that have occurred at the time the  advice is  rendered  and is not given  with  respect  to the  consequences  of contemplated  actions,  and (ii) is directly  relevant to the determination of an entry on a tax return.  This  summary and the  opinions  contained  herein may not be able to be relied upon to avoid any income tax penalties  that may be imposed with respect to the  Securities.
Accordingly,  taxpayers  are  encouraged  to  consult  their  tax  advisors  and tax  return preparers  regarding  the  preparation  of any item on a tax return and the  application  of
United States  federal  income tax laws, as well as the laws of any state,  local or foreign taxing  jurisdictions,  to their  particular  situations,  even  where the  anticipated  tax treatment has been discussed in this  prospectus or in a prospectus  supplement.  See "State and Other Tax Consequences."

                                                 104

Opinions

      Upon  the  issuance  of each  series  of  REMIC  Certificates,  Orrick,  Herrington  &
Sutcliffe LLP or Mayer,  Brown,  Rowe & Maw LLP, counsel to the depositor,  will provide its opinion  generally to the effect that,  assuming (i)  compliance  with all provisions of the related  pooling and  servicing  agreement,  (ii) certain  representations  set forth in the related pooling and servicing  agreement are true, (iii) there is continued  compliance with applicable  provisions of the Internal Revenue Code, as it may be amended from time to time, and  applicable  Treasury  regulations  issued  thereunder and (iv) a REMIC election is made timely in the required form, for federal income tax purposes,  the related trust as to which an election to be treated as a REMIC will be made, or each  applicable  group of assets held by the related  trust,  will qualify as a REMIC and the offered REMIC  Certificates  will be considered to evidence  ownership of REMIC regular interests or REMIC residual  interests in that REMIC within the meaning of the REMIC Provisions.

      Neither Orrick,  Herrington & Sutcliffe LLP nor Mayer,  Brown, Rowe & Maw LLP has been asked to opine on any other  material  federal  income tax  matter,  and the balance of this summary is a discussion of the United States federal income  taxation of pools of assets for which a REMIC  election is made and of the regular and  residual  interests in such pools of assets  generally,  and does not purport to set forth any opinion of counsel  concerning any
other   particular   federal  income  tax  matter.   For  example,   the  discussion   under
"REMICs--Taxation  of Owners of REMIC  Residual  Certificates--Excess  Inclusions"  below is a general  summary of federal  income tax  consequences  relating to an  investment in a REMIC residual  interest that has "excess  inclusion  income"  however,  that summary does not set forth any opinion as to whether any  particular  class of REMIC  residual  interests will be treated as having excess inclusion income.

      In addition,  Orrick,  Herrington & Sutcliffe LLP or Mayer, Brown, Rowe & Maw LLP will render its opinion that the statements made in the following discussion,  as supplemented by the  discussion  under  the  heading  "Federal  Income  Tax  Consequences",  if any,  in the
prospectus  supplement  accompanying  this  prospectus,  to the extent that they  constitute matters  of law or legal  conclusions,  provide a fair and  accurate  summary  of the United
States federal income  taxation of pools of assets for which a REMIC election is made and of the regular and residual interests therein, as of the date of such prospectus supplement.

      Orrick,  Herrington  & Sutcliffe  LLP and Mayer,  Brown,  Rowe & Maw LLP have not been asked  to,  and do not,  render  any  opinion  regarding  the  state  or  local  income  tax consequences  of the purchase,  ownership and  disposition  of a beneficial  interest in the certificates.  See "--State and Local Tax Consequences."

                                                 105

REMICs

Classification of REMICs

      If an entity  electing  to be treated as a REMIC  fails to comply  with one or more of the ongoing  requirements  of the Internal  Revenue Code for that status  during any taxable year, the Internal  Revenue Code provides that the entity will not be treated as a REMIC for that  year  and  thereafter.  In  that  event,  the  entity  may be  taxable  as a  separate corporation  under  Treasury  regulations,  and the related  REMIC  certificates  may not be accorded the status or given the tax treatment  described in this prospectus under "Material
Federal  Income Tax  Consequences."  Although  the  Internal  Revenue  Code  authorizes  the
Treasury  Department to issue  regulations  providing  relief in the event of an inadvertent termination of REMIC status, no regulations have been issued. Any relief,  moreover,  may be accompanied  by sanctions,  including the  imposition of a corporate tax on all or a portion of the  trust's  income for the  period in which the  requirements  for that  status are not satisfied.  The pooling and  servicing  agreement  or trust  agreement  with respect to each
REMIC will include  provisions  designed to maintain the trust's status as a REMIC under the
REMIC  Provisions.  It is not  anticipated  that the  status of any trust as a REMIC will be terminated.

Characterization of Investments in REMIC Certificates

      In general,  the REMIC certificates will be "real estate assets" within the meaning of
Section  856(c)(4)(A)  of  the  Internal  Revenue  Code  and  assets  described  in  Section
7701(a)(19)(C)  of the Internal  Revenue Code in the same  proportion that the assets of the
REMIC  underlying  the  certificates  would be so treated.  Moreover,  if 95% or more of the assets  of the REMIC  qualify  for any of the  foregoing  treatments  at all times  during a calendar year, the REMIC  certificates  will qualify for the  corresponding  status in their entirety for that calendar year. Interest,  including original issue discount,  on the REMIC regular  certificates and income allocated to the class of REMIC residual  certificates will be interest  described in Section  856(c)(3)(B)  of the Internal  Revenue Code to the extent that those  certificates  are treated as "real estate  assets" within the meaning of Section
856(c)(4)(A) of the Internal Revenue Code. In addition,  the REMIC regular certificates will be  "qualified  mortgages"  within  the  meaning of Section  860G(a)(3)(C)  of the  Internal
Revenue Code if  transferred  to another REMIC on its startup day in exchange for regular or residual  interests in that REMIC.  The  determination  as to the  percentage of the REMIC's assets that constitute  assets  described in the foregoing  sections of the Internal Revenue
Code will be made with respect to each calendar  quarter based on the average adjusted basis of each  category of the assets held by the REMIC during that calendar  quarter.  The master servicer or the Certificate Administrator,  as applicable,  will report those determinations to  certificateholders  in the  manner  and at the times  required  by  applicable  Treasury regulations.

      The assets of the REMIC will include, in addition to mortgage collateral,  payments on mortgage  collateral  held  pending  distribution  on the REMIC  certificates  and  property acquired by foreclosure held pending sale, and may include amounts in reserve  accounts.  It is unclear  whether  property  acquired  by  foreclosure  held  pending  sale and amounts in reserve  accounts  would be  considered  to be part of the mortgage  collateral,  or whether those assets,  to the extent not invested in assets  described in the foregoing  sections of the  Internal  Revenue  Code,  otherwise  would  receive the same  treatment as the mortgage collateral  for purposes of all of the foregoing  sections of the Internal  Revenue Code. In addition,  in some  instances  mortgage  collateral  may not be treated  entirely  as assets described in the foregoing  sections.  If so, the  accompanying  prospectus  supplement will describe  the  mortgage  collateral  that may not be so treated.  The REMIC  regulations  do provide,  however,  that  payments on mortgage  collateral  held  pending  distribution  are considered  part of the  mortgage  collateral  for purposes of Section  856(c)(4)(A)  of the
Internal Revenue Code.

                                                 106

Tiered REMIC Structures

      For some series of REMIC  certificates,  two or more separate elections may be made to treat  designated  portions of the  related  trust as Tiered  REMICs for federal  income tax purposes.

      Solely for  purposes  of  determining  whether  the REMIC  certificates  will be "real estate assets" within the meaning of Section  856(c)(4)(A) of the Internal Revenue Code, and
"loans  secured  by an  interest  in real  property"  under  Section  7701(a)(19)(C)  of the
Internal Revenue Code, and whether the income on the  certificates is interest  described in
Section  856(c)(3)(B) of the Internal Revenue Code, the Tiered REMICs will be treated as one
REMIC.

Taxation of Owners of REMIC Regular Certificates

General

      Except as otherwise  stated in this  discussion,  REMIC regular  certificates  will be treated for federal income tax purposes as debt  instruments  issued by the REMIC and not as ownership  interests  in the  REMIC  or its  assets.  Moreover,  holders  of  REMIC  regular certificates  that  otherwise  report  income  under a cash  method  of  accounting  will be required  to report  income  with  respect to REMIC  regular  certificates  under an accrual method.

Original Issue Discount

      Some REMIC regular  certificates  may be issued with "original issue discount"  within the meaning of Section  1273(a) of the Internal  Revenue Code.  Any holders of REMIC regular certificates  issued with  original  issue  discount  typically  will be required to include original issue  discount in income as it accrues,  in accordance  with the method  described below,  in advance of the receipt of the cash  attributable  to that  income.  In  addition,
Section  1272(a)(6) of the Internal  Revenue Code provides special rules applicable to REMIC regular  certificates  and  certain  other  debt  instruments  issued  with  original  issue discount. Regulations have not been issued under that section.

      The Internal  Revenue Code requires that a prepayment  assumption be used with respect to mortgage  collateral  held by a REMIC in computing the accrual of original issue discount on REMIC regular  certificates  issued by that REMIC,  and that  adjustments  be made in the amount  and rate of accrual  of the  discount  to  reflect  differences  between  the actual prepayment  rate  and  the  prepayment  assumption.  The  prepayment  assumption  is  to  be
determined  in  a  manner  prescribed  in  Treasury  regulations;   as  noted  above,  those
regulations  have not been issued.  The conference  committee  report  accompanying  the Tax
Reform  Act of 1986  indicates  that  the  regulations  will  provide  that  the  prepayment assumption  used with respect to a REMIC regular  certificate  must be the same as that used in pricing the initial offering of the REMIC regular certificate.  The prepayment assumption used by the master servicer or the Certificate  Administrator,  as applicable,  in reporting original  issue  discount for each series of REMIC regular  certificates  will be consistent with  this  standard  and  will be  disclosed  in the  accompanying  prospectus  supplement.
However, neither the depositor,  the master servicer nor the Certificate  Administrator will make  any  representation  that  the  mortgage  collateral  will  in fact  prepay  at a rate conforming to the prepayment assumption or at any other rate.

                                                 107

      The  original  issue  discount,  if any, on a REMIC  regular  certificate  will be the excess of its stated  redemption  price at maturity over its issue price. The issue price of a particular  class of REMIC  regular  certificates  will be the first cash price at which a substantial amount of REMIC regular  certificates of that class is sold,  excluding sales to bond houses,  brokers and  underwriters.  If less than a substantial  amount of a particular class  of  REMIC  regular  certificates  is sold  for  cash on or prior to the date of their initial  issuance,  or the closing  date,  the issue price for that class will be treated as the fair  market  value of the class on the closing  date.  Under the OID  regulations,  the stated  redemption  price  of a REMIC  regular  certificate  is  equal  to the  total of all payments to be made on that certificate other than "qualified  stated  interest."  Qualified stated interest  includes  interest that is  unconditionally  payable at least annually at a single  fixed-rate,  or in the case of a  variable  rate debt  instrument,  at a  "qualified floating  rate," an "objective  rate," a combination of a single  fixed-rate and one or more
"qualified  floating  rates" or one "qualified  inverse  floating rate," or a combination of
"qualified  floating rates" that generally does not operate in a manner that  accelerates or defers interest payments on a REMIC regular certificate.

      In the case of REMIC regular  certificates  bearing  adjustable  interest  rates,  the determination  of the  total  amount  of  original  issue  discount  and the  timing  of the inclusion of the original issue discount will vary according to the  characteristics  of the
REMIC regular certificates.  If the original issue discount rules apply to the certificates, the accompanying  prospectus  supplement will describe the manner in which the rules will be applied by the  master  servicer  or the  Certificate  Administrator,  as  applicable,  with respect to those  certificates in preparing  information  returns to the  certificateholders and the IRS.

      Some  classes of the REMIC  regular  certificates  may provide for the first  interest payment with respect to their  certificates to be made more than one month after the date of issuance,  a period which is longer than the subsequent  monthly  intervals between interest payments.  Assuming the "accrual  period" (as defined  below) for original issue discount is each  monthly  period  that  begins or ends on a  distribution  date,  in some  cases,  as a consequence  of this "long first  accrual  period,"  some or all  interest  payments  may be required to be included in the stated redemption price of the REMIC regular  certificate and accounted for as original issue  discount.  Because  interest on REMIC regular  certificates must in any event be accounted for under an accrual  method,  applying  this analysis  would result in only a slight  difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.

                                                 108

      In  addition,  if the accrued  interest to be paid on the first  distribution  date is computed  with respect to a period that begins  prior to the closing  date, a portion of the purchase price paid for a REMIC regular  certificate will reflect the accrued  interest.  In these cases,  information returns to the certificateholders and the IRS will be based on the position that the portion of the purchase  price paid for the interest  accrued with respect to periods  prior to the closing  date is treated as part of the  overall  cost of the REMIC regular  certificate,  and not as a separate  asset the cost of which is recovered  entirely out of interest  received on the next  distribution  date,  and that portion of the interest paid on the  first  distribution  date in excess of  interest  accrued  for a number of days corresponding  to the number of days from the closing  date to the first  distribution  date should  be  included  in the  stated  redemption  price of the  REMIC  regular  certificate.
However,  the OID regulations  state that all or some portion of the accrued interest may be treated as a separate asset the cost of which is recovered  entirely out of interest paid on the first  distribution date. It is unclear how an election to do so would be made under the
OID regulations and whether that election could be made unilaterally by a certificateholder.

      Notwithstanding  the general  definition of original  issue  discount,  original issue discount on a REMIC  regular  certificate  will be considered to be de minimis if it is less than 0.25% of the stated  redemption  price of the REMIC regular  certificate  multiplied by its weighted average life. For this purpose,  the weighted average life of the REMIC regular certificate is computed as the sum of the amounts  determined,  as to each payment  included in the stated  redemption  price of the REMIC regular  certificate,  by multiplying  (i) the number of complete  years,  rounding down for partial  years,  from the issue date until the payment is expected to be made,  presumably  taking into account the prepayment  assumption, by  (ii) a  fraction,  the  numerator  of  which  is the  amount  of the  payment,  and  the denominator  of which is the  stated  redemption  price at  maturity  of the  REMIC  regular certificate.  Under  the OID  regulations,  original  issue  discount  of only a de  minimis amount,  other than de minimis original issue discount  attributable to a so-called "teaser"
interest rate or an initial interest holiday,  will be included in income as each payment of stated  principal  is made,  based on the  product of the total  remaining  amount of the de minimis original issue discount and a fraction,  the numerator of which is the amount of the principal  payment,  and the denominator of which is the outstanding stated principal amount of the REMIC regular certificate.  The OID regulations also would permit a certificateholder to elect to accrue de minimis  original  issue  discount  into income  currently  based on a constant  yield method.  See "--Market  Discount"  below for a  description  of that election under the OID regulations.

      If  original  issue  discount  on a REMIC  regular  certificate  is in  excess of a de minimis amount,  the holder of the certificate must include in ordinary gross income the sum of the "daily  portions" of original  issue discount for each day during its taxable year on which it held the REMIC regular  certificate,  including the purchase date but excluding the disposition  date.  In the case of an original  holder of a REMIC regular  certificate,  the daily portions of original issue discount will be determined as follows.

      The accompanying  prospectus  supplement will describe the applicable  accrual period.
In  general,  each  "accrual  period"  that begins or ends on a date that  corresponds  to a distribution  date and begins on the first day following the immediately  preceding  accrual period,  or in the  case  of the  first  accrual  period,  begins  on the  closing  date,  a calculation  will be made of the portion of the original  issue discount that accrued during that accrual  period.  The portion of original  issue  discount  that accrues in any accrual period will equal the excess,  if any,  of (i) the sum of (A) the present  value,  as of the end of the accrual  period,  of all of the  distributions  remaining to be made on the REMIC regular  certificate,  if any, in future periods and (B) the distributions made on the REMIC regular  certificate  during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of the REMIC regular  certificate at the beginning of the accrual period. The present value of the remaining  distributions  referred to in the preceding  sentence will be calculated (1) assuming that  distributions on the REMIC regular certificate  will be received  in future  periods  based on the  mortgage  collateral  being prepaid at a rate equal to the prepayment  assumption and (2) using a discount rate equal to the original yield to maturity of the  certificate.  For these purposes,  the original yield to maturity of the  certificate  will be  calculated  based on its issue price and  assuming that  distributions  on the  certificate  will be made in all accrual  periods  based on the mortgage  collateral  being  prepaid  at a rate  equal  to the  prepayment  assumption.  The adjusted  issue price of a REMIC regular  certificate at the beginning of any accrual period will  equal  the  issue  price of the  certificate,  increased  by the  aggregate  amount of original  issue  discount  that accrued with respect to that  certificate  in prior  accrual periods,  and  reduced  by the  amount  of any  distributions  made  on that  REMIC  regular certificate in prior accrual  periods of amounts  included in its stated  redemption  price.
The  original  issue  discount  accruing  during any accrual  period,  computed as described above,  will be allocated  ratably to each day during the accrual  period to  determine  the daily portion of original issue discount for that day.

                                                 109

      The OID  regulations  suggest that original  issue discount with respect to securities
that  represent  multiple   uncertificated  REMIC  regular  interests,  in  which  ownership interests  will be issued  simultaneously  to the same buyer and which may be required under the related pooling and servicing agreement to be transferred  together,  should be computed on an aggregate  method.  In the absence of further  guidance from the IRS,  original  issue discount with respect to securities that represent the ownership of multiple  uncertificated
REMIC  regular  interests  will be  reported  to the IRS  and the  certificateholders  on an aggregate  method based on a single overall  constant  yield and the  prepayment  assumption stated in the  accompanying  prospectus  supplement,  treating  all  uncertificated  regular interests as a single debt  instrument as described in the OID  regulations,  so long as the pooling and  servicing  agreement  requires  that the  uncertificated  regular  interests be transferred together.

      A subsequent  purchaser of a REMIC regular  certificate that purchases the certificate at a cost,  excluding  any portion of that cost  attributable  to accrued  qualified  stated
interest,  less than its remaining stated  redemption price will also be required to include in gross  income the daily  portions of any  original  issue  discount  with respect to that certificate.  However,  each daily portion will be reduced,  if the cost is in excess of its
"adjusted  issue  price," in  proportion  to the ratio that  excess  bears to the  aggregate original  issue  discount  remaining  to be accrued on the REMIC  regular  certificate.  The adjusted  issue  price of a REMIC  regular  certificate  on any  given  day  equals  (i) the adjusted issue price or, in the case of the first accrual  period,  the issue price,  of the certificate  at the beginning of the accrual  period which  includes that day, plus (ii) the daily  portions of original  issue  discount for all days during the accrual period prior to that day minus (iii) any  principal  payments  made during the accrual  period prior to that day with respect to the certificate.

Market Discount

      A  certificateholder  that purchases a REMIC regular certificate at a market discount, that is, in the case of a REMIC regular  certificate issued without original issue discount, at a purchase price less than its remaining  stated  principal  amount,  or in the case of a
REMIC regular  certificate  issued with original  issue  discount,  at a purchase price less than its  adjusted  issue  price will  recognize  income upon  receipt of each  distribution representing  stated  redemption  price.  In particular,  under Section 1276 of the Internal
Revenue Code such a certificateholder  generally will be required to allocate the portion of each distribution  representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent.

      A  certificateholder  may elect to include market  discount in income  currently as it accrues rather than including it on a deferred  basis in accordance  with the foregoing.  If
made,   the   election   will  apply  to  all  market   discount   bonds   acquired  by  the
certificateholder  on or after the first day of the first taxable year to which the election applies. In addition,  the OID regulations permit a certificateholder to elect to accrue all interest,  discount,  including de minimis market or original issue discount, and premium in income as  interest,  based on a  constant  yield  method.  If the  election  were made with respect to a REMIC regular certificate with market discount, the certificateholder  would be deemed to have made an election to include  currently market discount in income with respect to all other debt  instruments  having market discount that the  certificateholder  acquires during the taxable year of the election or thereafter.  Similarly,  a certificateholder that made this election for a  certificate  that is acquired at a premium would be deemed to have made an  election to amortize  bond  premium  with  respect to all debt  instruments  having amortizable bond premium that the certificateholder  owns or acquires. See "--Premium" below.
Each of these  elections  to  accrue  interest,  discount  and  premium  with  respect  to a certificate  on a  constant  yield  method or as  interest  may not be revoked  without  the consent of the IRS.

                                                 110

      However,  market  discount  with  respect  to a  REMIC  regular  certificate  will  be considered  to be de minimis for purposes of Section  1276 of the  Internal  Revenue Code if the market  discount  is less than 0.25% of the  remaining  stated  redemption  price of the
REMIC regular  certificate  multiplied by the number of complete years to maturity remaining after the date of its  purchase.  In  interpreting  a similar  rule with respect to original issue discount on obligations  payable in  installments,  the OID  regulations  refer to the weighted  average  maturity  of  obligations,  and it is  likely  that the same rule will be applied  with respect to market  discount,  presumably  taking into  account the  prepayment assumption.  If market  discount is treated as de minimis  under this rule,  it appears that the actual  discount would be treated in a manner similar to original issue discount of a de minimis  amount.  See "-- Original  Issue  Discount."  This  treatment may result in discount being  included in income at a slower rate than discount would be required to be included in income using the method described above.

      Section  1276(b)(3) of the Internal Revenue Code specifically  authorizes the Treasury
Department to issue  regulations  providing for the method for accruing  market  discount on debt  instruments,  the  principal of which is payable in more than one  installment.  Until regulations  are  issued  by  the  Treasury  Department,  certain  rules  described  in  the conference  committee  report  accompanying the Tax Reform Act of 1986 apply. The conference committee  report  indicates  that in each accrual  period market  discount on REMIC regular certificates should accrue, at the certificateholder's option:

o     on the basis of a constant yield method,

o     in the case of a REMIC regular certificate issued without original issue discount,  in an amount that bears the same ratio to the total  remaining  market discount as the stated  interest  paid in the accrual  period  bears to the total  amount of stated
         interest remaining to be paid on the REMIC regular  certificate as of the beginning of the accrual period, or

o     in the case of a REMIC regular certificate issued with original issue discount,  in an amount  that bears the same ratio to the total  remaining  market  discount  as the original issue  discount  accrued in the accrual period bears to the total original issue discount  remaining on the REMIC regular  certificate at the beginning of the accrual period.

      Moreover,  the prepayment assumption used in calculating the accrual of original issue discount  is to be  used  in  calculating  the  accrual  of  market  discount.  Because  the regulations  referred  to in this  paragraph  have not been  issued,  it is not  possible to predict what effect those  regulations  might have on the tax  treatment of a REMIC  regular certificate purchased at a discount in the secondary market.

      To the extent that REMIC regular  certificates  provide for monthly or other  periodic distributions  throughout  their term,  the effect of these  rules may be to require  market discount  to be  includible  in income at a rate that is not  significantly  slower than the rate at which the discount would accrue if it were original  issue  discount.  Moreover,  in any event a holder of a REMIC  regular  certificate  generally  will be  required to treat a portion of any gain on the sale or exchange of that  certificate  as ordinary  income to the extent of the market discount accrued to the date of disposition  under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

      In addition,  under  Section 1277 of the  Internal  Revenue  Code, a holder of a REMIC regular  certificate  may be required to defer a portion of its interest  deductions for the taxable year  attributable to any indebtedness  incurred or continued to purchase or carry a
REMIC  regular  certificate  purchased  with market  discount.  For these  purposes,  the de minimis rule referred to above applies.  Any deferred  interest expense would not exceed the market  discount  that accrues  during that  taxable  year and is, in general,  allowed as a deduction not later than the year in which the market  discount is includible in income.  If the holder  elects to  include  market  discount  in income  currently  as it accrues on all market discount instruments acquired by that holder in that taxable year or thereafter,  the interest deferral rule described above will not apply.

                                                 111

Premium

      A REMIC regular  certificate  purchased at a cost,  excluding any portion of that cost attributable  to accrued  qualified  stated  interest,  greater  than its  remaining  stated
redemption  price will be  considered  to be purchased  at a premium.  The holder of a REMIC regular  certificate  may elect under  Section 171 of the Internal  Revenue Code to amortize that premium  under the constant  yield  method over the life of the  certificate.  If made, this election will apply to all debt  instruments  having  amortizable bond premium that the holder owns or subsequently  acquires.  Amortizable  premium will be treated as an offset to interest  income  on the  related  REMIC  regular  certificate,  rather  than as a  separate interest deduction.  The OID regulations also permit  certificateholders to elect to include all  interest,  discount and premium in income  based on a constant  yield  method,  further treating the  certificateholder  as having made the election to amortize premium  generally.
See "--Market  Discount."  The  conference  committee  report states that the same rules that apply  to  accrual  of  market  discount,  which  rules  will  require  use of a  prepayment assumption in accruing  market discount with respect to REMIC regular  certificates  without regard to whether  those  certificates  have  original  issue  discount,  will also apply in amortizing  bond premium  under  Section 171 of the Internal  Revenue  Code.  It is possible that  the  use of an  assumption  that  there  will be no  prepayments  may be  required  in calculating the amortization of premium.

Realized Losses

      Under Section 166 of the Internal  Revenue Code,  both corporate  holders of the REMIC regular  certificates  and  noncorporate  holders  of the REMIC  regular  certificates  that acquire  those  certificates  in  connection  with a trade or business  should be allowed to deduct,  as  ordinary  losses,  any losses  sustained  during a taxable  year in which their certificates  become  wholly or partially  worthless  as the result of one or more  Realized
Losses on the mortgage collateral.  However, it appears that a noncorporate holder that does not acquire a REMIC regular  certificate in connection  with a trade or business will not be entitled to deduct a loss under Section 166 of the Internal  Revenue Code until the holder's certificate  becomes wholly  worthless--until  its  outstanding  principal  balance has been reduced to zero--and that the loss will be characterized as a short-term capital loss.

      Each holder of a REMIC  regular  certificate  will be required to accrue  interest and original  issue  discount  with respect to that  certificate,  without  giving effect to any reductions  in  distributions  attributable  to defaults or  delinquencies  on the  mortgage collateral or the underlying  certificates  until it can be  established  that any reduction ultimately  will not be recoverable.  As a result,  the amount of taxable income reported in any period by the holder of a REMIC regular  certificate could exceed the amount of economic income  actually  realized  by the  holder in that  period.  Although  the holder of a REMIC regular certificate  eventually will recognize a loss or reduction in income attributable to previously  accrued and included  income that, as the result of a Realized Loss,  ultimately will not be realized,  the law is unclear  with  respect to the timing and  character of the loss or reduction in income.

                                                 112

Taxation of Owners of REMIC Residual Certificates

General

      As residual  interests,  the REMIC residual  certificates will be subject to tax rules that differ  significantly  from those that would apply if the REMIC  residual  certificates were treated for federal income tax purposes as direct  ownership  interests in the mortgage collateral or as debt instruments issued by the REMIC.

      A holder of a REMIC  residual  certificate  generally  will be  required to report its daily portion of the taxable  income or, in accordance  with the  limitations  noted in this discussion,  the net loss of the  REMIC  for each day  during a  calendar  quarter  that the holder owned the REMIC  residual  certificate.  For this purpose,  the taxable income or net loss of the REMIC will be allocated to each day in the calendar  quarter ratably using a "30 days per month/90 days per  quarter/360  days per year"  convention.  The daily amounts will then be  allocated  among the  REMIC  residual  certificateholders  in  proportion  to their respective  ownership  interests  on that day.  Any amount  included in the gross  income or allowed as a loss of any REMIC residual  certificateholder by virtue of this allocation will be treated as ordinary  income or loss.  The taxable  income of the REMIC will be determined under the rules described in this  prospectus in "--Taxable  Income of the REMIC" and will be taxable to the REMIC residual  certificateholders  without regard to the timing or amount of cash  distributions by the REMIC.  Ordinary income derived from REMIC residual  certificates will be  "portfolio  income" for purposes of the taxation of  taxpayers in  accordance  with limitations  under Section 469 of the Internal Revenue Code on the deductibility of "passive losses."

      A holder of a REMIC residual  certificate  that purchased the certificate from a prior holder of that  certificate also will be required to report on its federal income tax return amounts  representing  its daily portion of the taxable  income or net loss of the REMIC for each day that it holds the REMIC residual  certificate.  These daily portions generally will equal the  amounts  of  taxable  income  or net loss  determined  as  described  above.  The conference  committee  report  accompanying  the  Tax  Reform  Act of  1986  indicates  that modifications of the general rules may be made by regulations,  legislation or otherwise, to reduce,  or  increase,  the  income  or  loss  of a REMIC  residual  certificateholder  that purchased the REMIC residual  certificate from a prior holder of such certificate at a price greater than, or less than, the adjusted basis that REMIC  residual  certificate  would have had in the hands of an original holder of that certificate. The REMIC regulations,  however, do not provide for any such modifications.

      Any payments  received by a holder of a REMIC residual  certificate in connection with the acquisition of that  Certificate will be taken into account in determining the income of that  holder for  federal  income  tax  purposes.  On May 11,  2004,  the IRS  issued  final regulations  that require  such  payment to be included in income over time  according to an amortization  schedule that reasonably  reflects the costs and benefits of holding the REMIC residual  certificate over its expected life. The regulations also provide two more specific methods  that will be accepted as meeting the general  test set forth above for  determining the timing and  amount of income  inclusion.  One  method  generally  follows  the method of inclusion  used by the taxpayer for GAAP  purposes,  but not over a period  shorter than the period  over which the REMIC is  expected to generate  income.  The other  method  calls for ratable  inclusion over the remaining  anticipated  weighted average life of the REMIC as of the time the REMIC residual  certificate  is  transferred to the taxpayer.  Holders of REMIC residual  certificates are encouraged to consult their tax advisors concerning the treatment of these payments for income tax purposes under the regulations.

                                                 113

      The amount of income REMIC residual  certificateholders will be required to report, or the tax liability  associated with that income,  may exceed the amount of cash distributions received  from  the  REMIC  for  the  corresponding  period.  Consequently,  REMIC  residual certificateholders  should have other sources of funds  sufficient to pay any federal income taxes  due as a result  of their  ownership  of REMIC  residual  certificates  or  unrelated deductions  against  which  income may be offset,  subject to the rules  relating to "excess inclusions" and  "noneconomic"  residual  interests  discussed  below. The fact that the tax liability  associated  with the income  allocated to REMIC residual  certificateholders  may exceed the cash  distributions  received by the REMIC  residual  certificateholders  for the
corresponding    period   may   significantly    adversely   affect   the   REMIC   residual
certificateholders' after-tax rate of return.

Taxable Income of the REMIC

      The  taxable  income of the REMIC will equal the income from the  mortgage  collateral and other  assets of the REMIC  plus any  cancellation  of  indebtedness  income  due to the allocation of Realized Losses to REMIC regular certificates,  less the deductions allowed to the REMIC for interest,  including  original issue discount and reduced by the  amortization of any premium received on issuance, on the REMIC regular certificates,  and any other class of REMIC  certificates  constituting  "regular  interests" in the REMIC not offered  hereby, amortization of any premium on the mortgage collateral,  bad debt deductions with respect to the mortgage  collateral and, except as described below, for servicing,  administrative  and other expenses.

      For  purposes  of  determining  its  taxable  income,  the REMIC  will have an initial aggregate  basis in its assets  equal to their fair  market  value  immediately  after their
transfer  to  the  REMIC.  For  this  purpose,   the  master  servicer  or  the  Certificate
Administrator,  as  applicable,  intends  to treat  the fair  market  value of the  mortgage collateral  as being equal to the aggregate  issue prices of the REMIC regular  certificates and REMIC residual  certificates.  The aggregate  basis will be allocated among the mortgage collateral  collectively and the other assets of the REMIC in proportion to their respective fair  market  values.  The issue  price of any REMIC  certificates  offered  hereby  will be determined  in the manner  described  above  under "--  Taxation  of Owners of REMIC  Regular
Certificates--Original  Issue  Discount."  Accordingly,  if  one or  more  classes  of  REMIC
certificates  are  retained   initially  rather  than  sold,  the  master  servicer  or  the
Certificate Administrator,  as applicable, may be required to estimate the fair market value of those  interests in order to determine the basis of the REMIC in the mortgage  collateral and other property held by the REMIC.

      Subject to the possible  application of the de minimis rules, the method of accrual by the REMIC of original  issue  discount  income and market  discount  income with  respect to mortgage  collateral  that it holds will be  equivalent  to the method of accruing  original issue discount income for REMIC regular  certificateholders--under the constant yield method taking into account the prepayment assumption.  However, a REMIC that acquires collateral at a market  discount  must  include the  discount  in income  currently,  as it accrues,  on a constant  interest basis.  See "-- Taxation of Owners of REMIC Regular  Certificates"  above, which  describes a method of accruing  discount income that is analogous to that required to be used by a REMIC as to mortgage collateral with market discount that it holds.

      An item of mortgage  collateral  will be deemed to have been acquired with discount or premium to the extent  that the  REMIC's  basis  therein,  determined  as  described  in the preceding paragraph,  is less than or greater than its stated redemption price. Any discount will be  includible  in the income of the REMIC as it accrues,  in advance of receipt of the cash  attributable to that income,  under a method similar to the method described above for accruing original issue discount on the REMIC regular  certificates.  It is anticipated that each REMIC will elect  under  Section  171 of the  Internal  Revenue  Code to  amortize  any premium on the mortgage collateral.  Premium on any item of mortgage collateral to which the election  applies may be amortized  under a constant  yield method,  presumably  taking into account a prepayment assumption.

                                                 114

      A REMIC will be allowed  deductions for interest,  including  original issue discount, on the REMIC  regular  certificates,  equal to the  deductions  that would be allowed if the
REMIC regular  certificates,  were  indebtedness of the REMIC.  Original issue discount will be considered  to accrue for this purpose as described  above under "-- Taxation of Owners of
REMIC Regular  Certificates--Original  Issue  Discount,"  except that the de minimis rule and the  adjustments for subsequent  holders of REMIC regular  certificates,  described  therein will not apply.

      If a class of REMIC  regular  certificates  is  issued  at an Issue  Premium,  the net amount of interest  deductions  that are allowed the REMIC in each taxable year with respect to the REMIC  regular  certificates  of that class will be reduced by an amount equal to the portion of the Issue  Premium  that is  considered  to be  amortized or repaid in that year.
Although  the matter is not  entirely  certain,  it is likely  that Issue  Premium  would be amortized  under a constant  yield  method in a manner  analogous  to the method of accruing original  issue  discount  described  above  under  "--Taxation  of Owners  of REMIC  Regular
Certificates--Original Issue Discount."

      As a general  rule,  the taxable  income of the REMIC will be  determined  in the same manner as if the REMIC were an  individual  having the calendar year as its taxable year and using the accrual method of accounting.  However, no item of income, gain, loss or deduction allocable  to a  prohibited  transaction  will  be  taken  into  account.  See  "--Prohibited
Transactions   and  Other   Possible  REMIC  Taxes"  below.   Further,   the  limitation  on
miscellaneous  itemized  deductions  imposed on  individuals  by Section 67 of the  Internal
Revenue Code,  which allows those deductions only to the extent they exceed in the aggregate two percent of the taxpayer's  adjusted gross income, will not be applied at the REMIC level so that the  REMIC  will be  allowed  deductions  for  servicing,  administrative  and other non-interest  expenses in  determining  its taxable  income.  All of these  expenses will be allocated as a separate item to the holders of REMIC residual  certificates,  subject to the limitation  of Section 67 of the Internal  Revenue  Code.  See  "--Possible  Pass-Through  of
Miscellaneous  Itemized Deductions." If the deductions allowed to the REMIC exceed its gross income  for a  calendar  quarter,  the  excess  will be the net loss for the  REMIC for that calendar quarter.

Basis Rules, Net Losses and Distributions

      The adjusted  basis of a REMIC residual  certificate  will be equal to the amount paid for that REMIC  residual  certificate,  increased  by amounts  included in the income of the related  certificateholder and decreased,  but not below zero, by distributions made, and by net losses allocated, to the related certificateholder.

      A REMIC  residual  certificateholder  is not allowed to take into account any net loss
for  any  calendar   quarter  to  the  extent  the  net  loss  exceeds  the  REMIC  residual certificateholder's  adjusted  basis in its REMIC  residual  certificate  as of the close of that  calendar  quarter,  determined  without  regard to the net loss.  Any loss that is not currently  deductible by reason of this  limitation may be carried  forward  indefinitely to future calendar  quarters and, in accordance with the same  limitation,  may be used only to
offset  income  from  the  REMIC  residual  certificate.   The  ability  of  REMIC  residual
certificateholders  to deduct net losses may be subject to additional  limitations under the
Internal  Revenue Code, as to which the  certificateholders  are encouraged to consult their tax advisors.

                                                 115

      Any  distribution  on a REMIC  residual  certificate  will be treated as a non-taxable return of capital to the extent it does not exceed the holder's  adjusted basis in the REMIC residual  certificate.  To the extent a distribution on a REMIC residual certificate exceeds the  adjusted  basis,  it will be  treated  as gain  from  the  sale of the  REMIC  residual certificate.  Holders of REMIC residual  certificates may be entitled to distributions early in the term of the  related  REMIC  under  circumstances  in which  their bases in the REMIC residual  certificates will not be sufficiently  large that distributions will be treated as nontaxable  returns  of  capital.  Their  bases  in the  REMIC  residual  certificates  will initially equal the amount paid for such REMIC residual  certificates  and will be increased by their  allocable  shares of taxable income of the trust.  However,  their basis increases may not occur until the end of the  calendar  quarter,  or perhaps  the end of the  calendar year,  with respect to which the REMIC  taxable  income is  allocated to the REMIC  residual certificateholders.  To the extent the REMIC residual  certificateholders' initial bases are less than the distributions to the REMIC residual  certificateholders,  and increases in the initial bases either occur after  distributions  or, together with their initial bases,  are less than the amount of the  distributions,  gain will be recognized  to the REMIC  residual certificateholders  on those  distributions  and will be  treated  as gain  from the sale of their REMIC residual certificates.

      The effect of these rules is that a certificateholder  may not amortize its basis in a
REMIC residual certificate,  but may only recover its basis through  distributions,  through the  deduction  of its  share of any net  losses  of the REMIC or upon the sale of its REMIC residual  certificate.  See "-- Sales of REMIC  Certificates."  For a discussion  of possible modifications  of these rules that may require  adjustments to income of a holder of a REMIC residual  certificate  other  than an  original  holder in order to reflect  any  difference between the cost of the REMIC residual  certificate to its holder and the adjusted basis the
REMIC  residual  certificate  would  have  had in the  hands  of the  original  holder,  see
"--General."

Excess Inclusions

      Any "excess  inclusions" with respect to a REMIC residual  certificate will be subject to federal income tax in all events.

      In general,  the "excess inclusions" with respect to a REMIC residual  certificate for any  calendar  quarter will be the excess,  if any, of (i) the sum of the daily  portions of
REMIC taxable income  allocable to the REMIC residual  certificate  over (ii) the sum of the
"daily  accruals"  (as  defined  below)  for each day  during  that  quarter  that the REMIC residual  certificate was held by the REMIC residual  certificateholder.  The daily accruals of a REMIC residual  certificateholder will be determined by allocating to each day during a calendar  quarter its ratable  portion of the product of the  "adjusted  issue price" of the
REMIC  residual  certificate  at the  beginning  of the  calendar  quarter  and  120% of the
"long-term  Federal  rate" in effect on the closing  date.  For this  purpose,  the adjusted issue price of a REMIC  residual  certificate  as of the  beginning of any calendar  quarter will be equal to the issue price of the REMIC residual certificate,  increased by the sum of the daily  accruals  for all prior  quarters  and  decreased,  but not  below  zero,  by any distributions  made with respect to the REMIC residual  certificate  before the beginning of that quarter.  The issue price of a REMIC residual certificate is the initial offering price to the public,  excluding  bond houses,  brokers and  underwriters,  at which a  substantial amount of the REMIC residual  certificates were sold. If less than a substantial amount of a particular class of REMIC residual  certificates is sold for cash on or prior to the closing date,  the issue price of that class will be treated as the fair market  value of that class on the  closing  date.  The  "long-term  Federal  rate" is an average  of current  yields on
Treasury  securities  with a  remaining  term of  greater  than  nine  years,  computed  and published monthly by the IRS.

                                                 116

      For REMIC residual certificateholders, an excess inclusion:

o     will not be  permitted  to be offset by  deductions,  losses or loss  carryovers  from other activities,

o     will be treated as  "unrelated  business  taxable  income" to an otherwise  tax-exempt organization and

o     will not be eligible  for any rate  reduction or exemption  under any  applicable  tax
         treaty  with  respect  to  the  30%  United  States   withholding  tax  imposed  on
         distributions to REMIC residual certificateholders that are foreign investors.

      See, however, "--Foreign Investors in REMIC Certificates."

      Furthermore,  for purposes of the alternative  minimum tax, (i) excess inclusions will not be permitted to be offset by the  alternative  minimum tax net operating  loss deduction and (ii)  alternative  minimum  taxable  income may not be less than the  taxpayer's  excess inclusions;  provided,  however,  that for  purposes of (ii),  alternative  minimum  taxable income is determined  without  regard to the special rule that taxable income cannot be less than excess  inclusions.  The latter  rule has the effect of  preventing  nonrefundable  tax credits from  reducing  the  taxpayer's  income tax to an amount lower than the  alternative minimum tax on excess inclusions.

      In the  case of any  REMIC  residual  certificates  held by a real  estate  investment trust,  the aggregate  excess  inclusions  with respect to the REMIC residual  certificates, reduced, but not below zero, by the real estate investment trust taxable income,  within the meaning of Section  857(b)(2) of the Internal Revenue Code,  excluding any net capital gain, will be  allocated  among the  shareholders  of the  trust in  proportion  to the  dividends received by the shareholders  from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC residual  certificate as if held directly by the shareholder.  Treasury  regulations yet to be issued could apply a similar rule to regulated investment  companies,  common  trust  funds and some  cooperatives;  the REMIC  regulations currently do not address this subject.

Noneconomic REMIC Residual Certificates

      Under the REMIC regulations,  transfers of "noneconomic"  REMIC residual  certificates will be disregarded  for all federal  income tax purposes if "a  significant  purpose of the transfer was to enable the  transferor  to impede the  assessment  or collection of tax." If the transfer is  disregarded,  the purported  transferor  will continue to remain liable for any taxes due with respect to the income on the  "noneconomic"  REMIC residual  certificate.
The REMIC  regulations  provide that a REMIC residual  certificate  is  noneconomic  unless, based on the  prepayment  assumption  and on any  required or permitted  clean up calls,  or required qualified  liquidation provided for in the REMIC's  organizational  documents,  (1)
the present value of the expected  future  distributions  (discounted  using the "applicable
Federal  rate" for  obligations  whose  term ends on the close of the last  quarter in which excess  inclusions  are expected to accrue with respect to the REMIC  residual  certificate, which rate is computed and published  monthly by the IRS) on the REMIC residual  certificate equals at least the present value of the expected tax on the anticipated  excess inclusions, and (2) the transferor  reasonably  expects that the transferee  will receive  distributions with respect to the REMIC residual  certificate at or after the time the taxes accrue on the anticipated  excess  inclusions  in an amount  sufficient  to  satisfy  the  accrued  taxes.
Accordingly,  all transfers of REMIC residual  certificates that may constitute  noneconomic residual  interests will be subject to  restrictions  under the terms of the related pooling and servicing  agreement or trust  agreement that are intended to reduce the  possibility of any transfer being  disregarded.  The restrictions  will require each party to a transfer to provide an  affidavit  that no  purpose  of the  transfer  is to impede  the  assessment  or collection  of  tax,  including  representations  as  to  the  financial  condition  of  the prospective  transferee,  as to which the  transferor  also is required to make a reasonable investigation  to determine the  transferee's  historic  payment of its debts and ability to continue  to pay its  debts as they  come due in the  future.  Prior to  purchasing  a REMIC residual  certificate,  prospective  purchasers  should  consider  the  possibility  that  a purported  transfer  of the  REMIC  residual  certificate  by such a  purchaser  to  another purchaser at some future date may be  disregarded  in  accordance  with the  above-described rules which would result in the retention of tax liability by that purchaser.

                                                 117

      The IRS has issued final REMIC  regulations  that add to the  conditions  necessary to assure  that  a  transfer  of a  noneconomic  residual  interest  would  be  respected.  The additional  conditions  require  that in order to qualify  as a safe  harbor  transfer  of a residual  interest the  transferee  must  represent that it will not cause the income "to be attributable to a foreign  permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the  transferee  or another U.S.  taxpayer" and either (i)
the amount received by the transferee be no less on a present value basis  (determined using the  short-term  rate  provided by Section  1274(d) of the Internal  Revenue  Code) than the present  value of the net tax  detriment  attributable  to  holding  the  residual  interest reduced by the present  value of the  projected  payments  to be  received  on the  residual interest or (ii) the transfer is to a domestic  taxable  corporation  with  specified  large amounts of gross and net assets and that meets certain other  requirements  where  agreement is made that all future transfers will be to taxable  domestic  corporations in transactions that  qualify  for the  same  "safe  harbor"  provision.  Eligibility  for the  safe  harbor requires,  among other things,  that the facts and circumstances  known to the transferor at the time of transfer not indicate to a reasonable  person that the taxes with respect to the residual  interest  will  not be  paid,  with an  unreasonably  low  cost  for the  transfer specifically mentioned as negating eligibility.

      The  accompanying  prospectus  supplement will disclose whether offered REMIC residual
certificates   may  be  considered   "noneconomic"   residual   interests  under  the  REMIC
regulations.  Any  disclosure  that a REMIC  residual  certificate  will  not be  considered
"noneconomic"  will  be  based  upon  some  assumptions,  and  the  depositor  will  make no representation  that a REMIC residual  certificate will not be considered  "noneconomic" for purposes of the  above-described  rules. See "--Foreign  Investors in REMIC Certificates" for additional  restrictions  applicable to transfers of certain REMIC residual  certificates to foreign persons.

Mark-to-Market Rules

      The mark-to-market  requirement applies to all securities owned by a dealer, except to the extent that the dealer has  specifically  identified a security as held for  investment.
The   Mark-to-Market   Regulations   provide  that  for  purposes  of  this   mark-to-market
requirement,  a REMIC  residual  certificate  acquired  on or after  January  4, 1995 is not treated as a  security  and thus may not be marked to market.  Prospective  purchasers  of a
REMIC  residual  certificate  are  encouraged  to consult  their tax advisors  regarding the possible application of the mark-to-market requirement to REMIC residual certificates.

Possible Pass-Through of Miscellaneous Itemized Deductions

      Fees and  expenses  of a REMIC  generally  will be  allocated  to the  holders  of the related REMIC residual certificates.  The applicable Treasury regulations indicate, however, that in the case of a REMIC  that is  similar  to a single  class  grantor  trust,  all or a portion of those fees and expenses  should be allocated to the holders of the related  REMIC regular  certificates.  Fees and expenses  will be allocated to holders of the related REMIC residual  certificates in their entirety and not to the holders of the related REMIC regular certificates.

                                                 118

      With respect to REMIC residual  certificates or REMIC regular certificates the holders of which  receive an  allocation  of fees and  expenses  in  accordance  with the  preceding discussion,  if any holder  thereof is an  individual,  estate or trust,  or a  Pass-Through
Entity  beneficially  owned by one or more  individuals,  estates or  trusts,  (i) an amount equal to the  individual's,  estate's or trust's share of fees and expenses will be added to the gross  income of that holder and (ii) the  individual's,  estate's  or trust's  share of fees and  expenses  will be treated  as a  miscellaneous  itemized  deduction  allowable  in accordance  with the  limitation of Section 67 of the Internal  Revenue Code,  which permits those  deductions  only  to the  extent  they  exceed  in the  aggregate  two  percent  of a taxpayer's  adjusted  gross  income.  In addition,  Section 68 of the Internal  Revenue Code provides that the amount of itemized deductions  otherwise allowable for an individual whose adjusted gross income exceeds a specified  amount will be reduced.  The amount of additional taxable income  reportable by REMIC  certificateholders  that are covered by the limitations of  either  Section  67 or  Section  68 of the  Internal  Revenue  Code may be  substantial.
Furthermore,  in determining  the  alternative  minimum taxable income of such a holder of a
REMIC  certificate  that  is an  individual,  estate  or  trust,  or a  Pass-Through  Entity beneficially  owned by one or more  individuals,  estates or trusts,  no  deduction  will be allowed  for such  holder's  allocable  portion of  servicing  fees and other  miscellaneous itemized  deductions  of the REMIC,  even though an amount  equal to the amount of such fees and other deductions will be included in the holder's gross income.  Accordingly,  the REMIC certificates may not be appropriate  investments for  individuals,  estates,  or trusts,  or
Pass-Through Entities beneficially owned by one or more individuals,  estates or trusts. Any prospective  investors are  encouraged to consult with their tax advisors prior to making an investment in these certificates.

Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations

      If a REMIC residual certificate is transferred to a Disqualified  Organization,  a tax would be imposed in an amount, determined under the REMIC regulations,  equal to the product of:

(1)   the present value,  discounted  using the  "applicable  Federal rate" for  obligations whose term ends on the close of the last quarter in which excess  inclusions are expected to accrue with respect to the  certificate,  which rate is computed and published  monthly by the IRS, of the total  anticipated  excess inclusions with respect to the REMIC residual certificate for periods after the transfer; and

(2)   the highest marginal federal income tax rate applicable to corporations.

      The  anticipated  excess  inclusions  must be determined as of the date that the REMIC residual  certificate  is  transferred  and must be based on events that have occurred up to the time of transfer,  the  prepayment  assumption  and any  required or permitted  clean up calls or required liquidation  provided for in the REMIC's  organizational  documents.  This tax generally would be imposed on the transferor of the REMIC residual  certificate,  except that where the transfer is through an agent for a Disqualified  Organization,  the tax would instead be imposed on that agent.  However,  a transferor  of a REMIC  residual  certificate would  in no event be  liable  for the tax with  respect  to a  transfer  if the  transferee furnishes  to the  transferor  an  affidavit  that  the  transferee  is  not a  Disqualified
Organization  and,  as of the time of the  transfer,  the  transferor  does not have  actual knowledge  that the  affidavit  is false.  Moreover,  an entity  will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

                                                 119

o     residual interests in the entity are not held by Disqualified Organizations; and

o     information  necessary for the  application  of the tax  described in this  prospectus will be made available.

      Restrictions on the transfer of REMIC residual  certificates and other provisions that are  intended  to meet this  requirement  will be  included  in the  pooling  and  servicing agreement, including provisions:

(1)   requiring  any  transferee  of a REMIC  residual  certificate  to provide an affidavit representing  that it is not a  Disqualified  Organization  and is not acquiring the  REMIC  residual  certificate  on  behalf  of a  Disqualified  Organization, undertaking  to maintain that status and agreeing to obtain a similar  affidavit from any person to whom it shall transfer the REMIC residual certificate;

(2)   providing  that  any  transfer  of a  REMIC  residual  certificate  to a  Disqualified
            Organization shall be null and void; and

(3)   granting to the master  servicer the right,  without notice to the holder or any prior holder,  to sell to a  purchaser  of its choice any REMIC  residual  certificate that shall  become  owned by a  Disqualified  Organization  despite  (1) and (2)
            above.

      In addition,  if a  Pass-Through  Entity  includes in income  excess  inclusions  with respect to a REMIC  residual  certificate,  and a  Disqualified  Organization  is the record holder of an interest in that entity,  then a tax will be imposed on the entity equal to the product of (i) the amount of excess  inclusions on the REMIC residual  certificate  that are allocable to the interest in the Pass-Through  Entity held by the Disqualified  Organization and  (ii)  the  highest  marginal  federal  income  tax  rate  imposed  on  corporations.  A
Pass-Through Entity will not be subject to this tax for any period,  however, if each record holder of an interest in the Pass-Through  Entity furnishes to that Pass-Through  Entity (i)
the holder's  social  security  number and a statement  under  penalties of perjury that the social  security  number is that of the record holder or (ii) a statement under penalties of perjury  that the  record  holder is not a  Disqualified  Organization.  For  taxable  years beginning after December 31, 1997,  notwithstanding the preceding two sentences, in the case of a REMIC residual  certificate held by an "electing large  partnership,"  all interests in such partnership shall be treated as held by Disqualified  Organizations,  without regard to whether the record holders of the partnership furnish statements  described in the preceding sentence,  and the amount  that is subject to tax under the  second  preceding  sentence  is excluded  from the gross income of the  partnership  allocated to the  partners,  in lieu of allocating to the partners a deduction for the tax paid by the partners.

Sales of REMIC Certificates

      If a REMIC certificate is sold, the selling  certificateholder  will recognize gain or loss equal to the difference between the amount realized  (excluding any amount attributable to qualified  stated  interest,  which will be treated as such) on the sale and its adjusted basis in the REMIC certificate.  The adjusted basis of a REMIC regular certificate generally will equal the cost of that REMIC regular certificate to that  certificateholder,  increased by income reported by the certificateholder  with respect to that REMIC regular certificate, including  original issue discount and market discount  income,  and reduced,  but not below zero, by distributions on the REMIC regular  certificate  received by the  certificateholder
(in each case,  other than any income or  distributions  attributable  to  qualified  stated
interests) and by any amortized premium.  The adjusted basis of a REMIC residual certificate
will  be  determined   as  described   under   "--Taxation   of  Owners  of  REMIC   Residual
Certificates--Basis  Rules,  Net Losses and  Distributions."  Except as described  below, any gain or loss generally will be capital gain or loss.

                                                 120

      Gain from the sale of a REMIC  regular  certificate  that might  otherwise  be capital gain will be treated as  ordinary  income to the extent the gain does not exceed the excess, if any,  of (i) the amount  that would have been  includible  in the  seller's  income  with respect to the REMIC regular  certificate had income accrued thereon at a rate equal to 110%
of the  "applicable  federal rate," which is typically a rate based on an average of current yields on  Treasury  securities  having a maturity  comparable  to that of the  certificate, which  rate is  computed  and  published  monthly by the IRS,  determined  as of the date of purchase of the REMIC regular certificate,  over (ii) the amount of ordinary income actually includible  in the seller's  income prior to the sale. In addition,  gain  recognized on the sale of a REMIC regular  certificate by a seller who purchased the REMIC regular certificate at a market  discount  will be taxable as  ordinary  income to the extent of any accrued and previously  unrecognized  market discount that accrued during the period the certificate was held. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

      REMIC  certificates will be "evidences of indebtedness"  within the meaning of Section
582(c)(1) of the Internal  Revenue Code, so that gain or loss  recognized from the sale of a
REMIC  certificate  by a bank or thrift  institution  to which that section  applies will be ordinary income or loss.

      A  portion  of any gain  from  the  sale of a REMIC  regular  certificate  that  might otherwise  be  capital  gain may be  treated  as  ordinary  income  to the  extent  that the certificate  is held as part of a  "conversion  transaction"  within the  meaning of Section
1258 of the Internal  Revenue Code. A conversion  transaction  generally is one in which the taxpayer has taken two or more positions in certificates or similar  property that reduce or eliminate market risk, if substantially  all of the taxpayer's return is attributable to the time  value of the  taxpayer's  net  investment  in the  transaction.  The amount of gain so realized in a conversion  transaction that is  recharacterized  as ordinary income generally will not exceed the  amount of  interest  that  would  have  accrued on the  taxpayer's  net investment at 120% of the appropriate  "applicable Federal rate," which rate is computed and published  monthly  by the  IRS,  at the  time  the  taxpayer  enters  into  the  conversion transaction,  subject to  appropriate  reduction  for prior  inclusion of interest and other ordinary income items from the transaction.

      Finally,  a taxpayer may elect to have net capital gain taxed at ordinary income rates rather  than  capital  gains  rates in order to include  any net  capital  gain in total net investment  income for the taxable year,  for purposes of the limitation on the deduction of interest on  indebtedness  incurred to purchase or carry  property held for  investment to a taxpayer's net investment income.

      If the seller of a REMIC residual  certificate  reacquires the certificate,  any other residual  interest  in a REMIC or any  similar  interest  in a "taxable  mortgage  pool" (as defined in Section  7701(i) of the Internal  Revenue  Code) within six months of the date of the sale,  the sale will be subject to the "wash sale" rules of Section 1091 of the Internal
Revenue Code. In that event, any loss realized by the REMIC residual  certificateholders  on the  sale  will  not be  deductible,  but  instead  will  be  added  to the  REMIC  residual certificateholders' adjusted basis in the newly-acquired asset.

      Losses on the sale of a REMIC  residual  certificate  in excess of a threshold  amount
(which  amount  could need to be  aggregated  with  similar or previous  losses) may require disclosure  of such loss on an IRS Form 8886.  Investors  are  encouraged  to  consult  with their tax advisors as to the need to file such forms.

                                                 121

Prohibited Transactions and Other Possible REMIC Taxes

      The Internal  Revenue Code imposes a prohibited  transactions  tax,  which is a tax on
REMICs equal to 100% of the net income  derived from  prohibited  transactions.  In general, subject to specified  exceptions a prohibited  transaction  means the disposition of an item of mortgage  collateral,  the receipt of income from a source other than an item of mortgage collateral or other  Permitted  Investments,  the receipt of compensation  for services,  or gain  from  the  disposition  of an  asset  purchased  with  the  payments  on the  mortgage collateral for temporary  investment pending  distribution on the REMIC certificates.  It is not anticipated that any REMIC will engage in any prohibited  transactions in which it would recognize a material amount of net income. In addition,  some  contributions to a REMIC made after the day on which the REMIC issues all of its interests  could result in the imposition of a  contributions  tax,  which is a tax on the  REMIC  equal  to 100% of the  value of the contributed  property.  Each pooling and servicing agreement or trust agreement will include provisions  designed to prevent the acceptance of any contributions that would be subject to the tax.

      REMICs also are subject to federal  income tax at the highest  corporate  rate on "net income from foreclosure  property,"  determined by reference to the rules applicable to real estate investment trusts.  "Net income from foreclosure  property" generally means gain from the sale of a  foreclosure  property  that is  inventory  property  and  gross  income  from foreclosure  property other than  qualifying  rents and other  qualifying  income for a real estate  investment  trust. It is not  anticipated  that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

      It is not  anticipated  that any material  state or local income or franchise tax will be imposed on any REMIC.

      The extent  permitted  by then  applicable  laws,  any  prohibited  transactions  tax, contributions  tax, tax on "net income from  foreclosure  property" or state or local income or  franchise  tax that may be  imposed  on the REMIC  will be borne by the  related  master servicer, the Certificate  Administrator or the trustee in either case out of its own funds, provided that the master  servicer,  the Certificate  Administrator  or the trustee,  as the case may be, has  sufficient  assets to do so, and provided  further that the tax arises out of a breach of the master  servicer's,  the  Certificate  Administrator's  or the  trustee's obligations,  as the case may be, under the related pooling and servicing agreement or trust agreement and relating to  compliance  with  applicable  laws and  regulations.  Any tax not borne by the master servicer,  the certificate  administrator or the trustee will be payable out of the  related  trust  resulting  in a reduction  in amounts  payable to holders of the related REMIC certificates.
Termination

      A REMIC will terminate  immediately  after the distribution  date following receipt by the REMIC of the final  payment from the mortgage  collateral  or upon a sale of the REMIC's assets  following  the  adoption  by the REMIC of a plan of complete  liquidation.  The last distribution on a REMIC regular  certificate will be treated as a payment in retirement of a debt instrument.  In the case of a REMIC residual  certificate,  if the last distribution on the REMIC residual  certificate is less than the  certificateholder's  adjusted basis in the certificate,  the  certificateholder  should be  treated  as  realizing  a loss equal to the amount of the difference, and the loss may be treated as a capital loss.

                                                 122

Reporting and Other Administrative Matters

      Solely for purposes of the  administrative  provisions  of the Internal  Revenue Code, the REMIC will be treated as a partnership  and REMIC  residual  certificateholders  will be treated as partners.  The master servicer or the Certificate  Administrator,  as applicable, will file REMIC  federal  income tax returns on behalf of the related  REMIC and will act as the "tax matters  person" for the REMIC in all  respects,  and may hold a nominal  amount of
REMIC residual certificates.

      As the tax matters person,  the master servicer or the Certificate  Administrator,  as applicable,  will have the  authority  to act on behalf of the REMIC and the REMIC  residual certificateholders  in connection  with the  administrative  and judicial review of items of income, deduction,  gain or loss of the REMIC, as well as the REMIC's classification.  REMIC residual  certificateholders  will be required to report the REMIC items  consistently  with their treatment on the related REMIC's tax return and may in some  circumstances be bound by a settlement  agreement between the master servicer,  or the Certificate  Administrator,  as applicable, as tax matters person, and the IRS concerning any REMIC item.

      Adjustments   made  to  the   REMIC  tax   return   may   require  a  REMIC   residual
certificateholder  to make  corresponding  adjustments  on its  return,  and an audit of the
REMIC's tax return, or the adjustments  resulting from an audit, could result in an audit of the  certificateholder's  return. No REMIC will be registered as a tax shelter under Section
6111 of the Internal  Revenue Code because it is not anticipated  that any REMIC will have a net loss for any of the first five taxable years of its  existence.  Any person that holds a
REMIC  residual  certificate  as a nominee for another  person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations,  the name and address of that person and other information.

      Reporting of interest income,  including any original issue discount,  with respect to
REMIC regular  certificates is required annually,  and may be required more frequently under
Treasury  regulations.  These  information  reports are  required  to be sent to  individual holders of REMIC regular  certificates  and the IRS;  holders of REMIC regular  certificates that  are  corporations,  trusts,  securities  dealers  and  other  non-individuals  will be provided interest and original issue discount income  information and the information in the following  paragraph  upon request in accordance  with the  requirements  of the  applicable regulations.  The information  must be provided by the later of 30 days after the end of the quarter  for which the  information  was  requested,  or two weeks  after the receipt of the request.  The REMIC must also comply with rules requiring certain information to be reported to the IRS.  Reporting with respect to the REMIC residual  certificates,  including  income, excess inclusions,  investment expenses and relevant information regarding  qualification of the REMIC's assets will be made as required under the Treasury  regulations,  typically on a quarterly basis.

      As  applicable,  the REMIC  regular  certificate  information  reports  will include a statement of the adjusted  issue price of the REMIC regular  certificate at the beginning of each  accrual  period.  In  addition,  the  reports  will  include  information  required by regulations  with respect to computing  the accrual of any market  discount.  Because  exact computation  of  the  accrual  of  market  discount  on a  constant  yield  method  requires information  relating  to the  holder's  purchase  price  that the master  servicer,  or the
Certificate Administrator,  as applicable,  will not have, the regulations only require that information  pertaining to the appropriate  proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

      The responsibility  for complying with the foregoing  reporting rules will be borne by the master servicer or the  Certificate  Administrator.  Certificateholders  may request any information with respect to the returns described in Section  1.6049-7(e)(2) of the Treasury regulations.  Any  request  should  be  directed  to  the  master  servicer  or  Certificate
Administrator,  as applicable,  at Residential  Funding  Corporation,  8400  Normandale Lake
Boulevard, Suite 250, Minneapolis, Minnesota 55437.

                                                 123

Backup Withholding with Respect to REMIC Certificates

      Payments of interest and  principal,  as well as payments of proceeds from the sale of
REMIC  certificates,  may be subject to the "backup  withholding  tax" under Section 3406 of the Internal  Revenue Code if  recipients  of payments  fail to furnish to the payor certain
information,   including  their  taxpayer  identification  numbers,  or  otherwise  fail  to establish an exemption  from the tax. Any amounts  deducted and withheld from a distribution to a recipient  would be allowed as a credit  against the  recipient's  federal  income tax.
Furthermore,  penalties  may be  imposed  by the  IRS on a  recipient  of  payments  that is required to supply information but that does not do so in the proper manner.

Foreign Investors in REMIC Certificates

      A REMIC  regular  certificateholder  that is not a  United  States  person  and is not subject  to  federal  income tax as a result of any  direct or  indirect  connection  to the
United  States in addition  to its  ownership  of a REMIC  regular  certificate  will not be subject to United States  federal income or  withholding  tax on a  distribution  on a REMIC regular certificate,  provided that the holder complies to the extent necessary with certain
identification   requirements,   including   delivery   of  a   statement,   signed  by  the
certificateholder  under penalties of perjury,  certifying that the certificateholder is not a United States person and  providing  the name and address of the  certificateholder;  this statement  is  generally  made on IRS Form  W-8BEN  and must be  updated  whenever  required information  has  changed  or within  three  calendar  years  after the  statement  is first delivered.  For these  purposes,  United  States  person  means a citizen or resident of the
United States, a corporation,  partnership or other entity created or organized in, or under the laws of, the United States,  any state thereof or the District of Columbia,  except,  in the case of a  partnership,  to the extent  provided  in  regulations,  provided  that,  for purposes solely of the  restrictions on the transfer of residual  interests,  no partnership or other entity  treated as a  partnership  for United  States  federal  income tax purposes shall be treated as a United  States  person unless all persons that own an interest in such partnership  either  directly  or through any entity  that is not a  corporation  for United
States federal income tax purposes are required by the applicable  operating agreement to be
United States  persons or an estate whose income is subject to United States  federal income tax  regardless  of its source,  or a trust if a court  within the United  States is able to exercise  primary  supervision over the  administration  of the trust and one or more United
States persons have the authority to control all substantial  decisions of the trust. To the extent  prescribed in regulations by the Secretary of the Treasury,  which  regulations have not yet been  issued,  a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor  under  subpart E of part I of  subchapter J of chapter 1 of the Internal  Revenue  Code),  and which was treated as a United States person on August 19,
1996,  may elect to continue to be treated as a United  States  person  notwithstanding  the previous  sentence.  It is possible that the IRS may assert that the foregoing tax exemption should  not apply with  respect  to a REMIC  regular  certificate  held by a REMIC  residual certificateholder  that owns directly or  indirectly a 10% or greater  interest in the REMIC residual  certificates.  If the holder  does not  qualify for  exemption,  distributions  of interest,  including  distributions of accrued original issue discount, to the holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

      Special rules apply to partnerships,  estates and trusts, and in certain circumstances certifications  as to foreign  status and other  matters  may be  required to be provided by partners and beneficiaries thereof.

                                                 124

      In addition,  the foregoing rules will not apply to exempt a United States shareholder of a  controlled  foreign  corporation  from  taxation  on the United  States  shareholder's allocable portion of the interest income received by the controlled foreign corporation.

      Further,  it appears  that a REMIC  regular  certificate  would not be included in the estate of a nonresident  alien  individual  and would not be subject to United States estate taxes. However,  certificateholders  who are nonresident alien individuals are encouraged to consult their tax advisors concerning this question.

      Transfers  of REMIC  residual  certificates  to investors  that are not United  States persons  will be  prohibited  under the related  pooling and  servicing  agreement  or trust agreement.

                              STATE AND OTHER TAX CONSEQUENCES

      In addition to the federal  income tax  consequences  described in  "Material  Federal
Income  Tax  Consequences,"  potential  investors  should  consider  the state and local tax consequences of the  acquisition,  ownership,  and disposition of the  certificates  offered hereunder.  State tax and local law may differ substantially from the corresponding  federal tax law,  and the  discussion  above does not purport to describe any aspect of the tax laws of any state or other  jurisdiction.  Therefore,  prospective  investors  are  encouraged to consult their tax advisors with respect to the various tax  consequences  of  investments in the certificates offered hereby.

                                    ERISA CONSIDERATIONS

      Sections  404 and 406 of the  Employee  Retirement  Income  Security  Act of 1974,  as
amended,  or ERISA,  impose  fiduciary and prohibited  transaction  restrictions on employee pension and welfare  benefit plans subject to ERISA and various other  retirement  plans and arrangements,  including bank collective  investment funds and insurance company general and separate  accounts in which those  employee  benefit  plans and  arrangements  are invested.
Section  4975  of  the  Internal  Revenue  Code  imposes  essentially  the  same  prohibited transaction  restrictions on certain tax-favored plans, including  tax-qualified  retirement plans  described in Section 401(a) of the Internal  Revenue Code and  individual  retirement accounts described in Section 408 of the Internal Revenue Code.

      Some employee  benefit  plans,  including  governmental  plans,  as defined in Section
3(32) of ERISA,  and,  if no election  has been made under  Section  410(d) of the  Internal
Revenue  Code,  church plans,  as defined in Section 3(33) of ERISA,  are not subject to the
ERISA requirements discussed in this prospectus.  Accordingly,  assets of these plans may be invested  in  certificates  without  regard to the  ERISA  considerations  described  below, subject  to the  provisions  of  applicable  federal  and  state  law.  Any  plan  that is a tax-qualified  plan and  exempt  from  taxation  under  Sections  401(a)  and  501(a) of the
Internal Revenue Code,  however,  is subject to the prohibited  transaction rules in Section
503(b) of the Internal Revenue Code.

      Section  404 of ERISA  imposes  general  fiduciary  requirements,  including  those of investment  prudence and  diversification  and the requirement  that a plan's  investment be made in  accordance  with the  documents  governing  the plan.  In addition,  Section 406 of
ERISA and Section 4975 of the Internal  Revenue Code prohibit a broad range of  transactions involving assets of employee benefit plans and  arrangements  and tax-favored  plans,  which are  collectively  referred to in this  prospectus  as "ERISA  plans," and  persons,  called
"parties in interest"  under ERISA or  "disqualified  persons"  under the  Internal  Revenue
Code,  which are  collectively  referred to in this prospectus as "parties in interest," who have  specified  relationships  to the  ERISA  plans,  unless  a  statutory,  regulatory  or administrative  exemption is  available.  Some  parties in interest  that  participate  in a prohibited  transaction may be subject to a penalty (or an excise tax) imposed under Section
502(i)  of  ERISA  or  Section  4975 of the  Internal  Revenue  Code,  unless  a  statutory, regulatory or administrative  exemption is available with respect to any transaction of this sort.

                                                 125

ERISA Plan Asset Regulations

      An  investment  of assets of an ERISA plan in  certificates  may cause the  underlying mortgage  loans,  contracts,  mortgage  securities or any other assets held in a trust to be deemed  ERISA plan assets of the ERISA  plan.  The U.S.  Department  of Labor,  or DOL,  has promulgated  regulations at 29 C.F.R. Section 2510.3-101  concerning whether or not an ERISA plan's assets would be deemed to include an interest in the underlying  assets of an entity, including a trust, for purposes of applying the general fiduciary responsibility  provisions of ERISA  and the  prohibited  transaction  provisions  of  ERISA  and  Section  4975 of the
Internal  Revenue  Code,  when an  ERISA  plan  acquires  an  "equity  interest,"  such as a certificate, in that entity.

      Some of the rules contained in the DOL regulations  provide that ERISA plan assets may be deemed to include an undivided  interest in each asset of an entity,  such as a trust, in which an ERISA plan makes an equity investment.  Therefore,  ERISA plans and entities deemed to hold ERISA plan assets  should not  acquire or hold  certificates  in  reliance  upon the availability of any exception under the DOL regulations.  For purposes of this section,  the terms "ERISA plan  assets" and "assets of an ERISA plan" have the meanings  specified in the
DOL  regulations and include an undivided  interest in the underlying  assets of entities in which an ERISA plan holds an equity interest.

      Under the DOL  regulations,  the prohibited  transaction  provisions of Section 406 of
ERISA and Section 4975 of the  Internal  Revenue Code may apply to the assets of a trust and cause the depositor, the master servicer, the Certificate  Administrator,  any servicer, any subservicer,  the trustee, the obligor under any credit enhancement  mechanism or affiliates of those  entities to be  considered  or become  parties in interest for an investing  ERISA plan or an ERISA plan holding an interest in an ERISA-subject  investment entity. If so, the acquisition  or holding of  certificates  by or on behalf of the investing  ERISA plan could also give rise to a  prohibited  transaction  under ERISA and Section  4975 of the  Internal
Revenue Code, unless some statutory,  regulatory or  administrative  exemption is available.
Certificates  acquired  by an ERISA plan would be assets of that ERISA  plan.  Under the DOL regulations,  a trust, including the mortgage loans,  contracts,  mortgage securities or any other  assets  held in the  trust,  may also be deemed to be assets of each  ERISA plan that acquires  certificates.  Special  caution  should be exercised  before ERISA plan assets are used to acquire a  certificate  in those  circumstances,  especially  if, for the ERISA plan assets, the depositor,  the master servicer,  the Certificate  Administrator,  any servicer, any  subservicer,  the trustee,  the obligor  under any credit  enhancement  mechanism or an affiliate  thereof  either (i) has investment  discretion  with respect to the investment of the ERISA plan assets;  or (ii) has authority or responsibility to give, or regularly gives, investment  advice  (direct or  indirect)  with  respect to the ERISA plan  assets for a fee under an  agreement  or  understanding  that this advice  will serve as a primary  basis for investment decisions with respect to the ERISA plan assets.

      Any person who has  discretionary  authority or control with respect to the management or  disposition  of ERISA plan assets,  and any person who provides  investment  advice with respect to the ERISA plan assets for a fee (in the manner described  above),  is a fiduciary of the investing ERISA plan. If the mortgage loans,  contracts,  mortgage  securities or any other  assets  held  in a trust  were to  constitute  ERISA  plan  assets,  then  any  party exercising  management or discretionary  control with respect to those ERISA plan assets may be deemed to be a "fiduciary,"  and thus subject to the general  fiduciary  requirements  of
ERISA and the  prohibited  transaction  provisions of ERISA and Section 4975 of the Internal
Revenue Code, for any investing ERISA plan. In addition,  if the mortgage loans,  contracts, mortgage  securities  or any other  assets  held in a trust  were to  constitute  ERISA plan assets,  then the acquisition or holding of certificates by or on behalf of an ERISA plan or with ERISA plan assets,  as well as the operation of the trust,  may constitute or result in a prohibited transaction under ERISA and Section 4975 of the Internal Revenue Code.

                                                 126

Prohibited Transaction Exemptions

      The DOL has issued an individual prohibited transaction  exemption,  or PTE, 94-29, 59
Fed. Reg. 14674 (March 29, 1994),  as most recently  amended by 2002-41,  67 Fed. Req. 54487
(August 22, 2002),  referred to in this  prospectus as the "RFC  exemption,"  to Residential
Funding  Corporation and a number of its affiliates.  The RFC exemption  generally  exempts, from the  application of the prohibited  transaction  provisions of Section 406 of ERISA and
Section 4975 of the Internal Revenue Code, various transactions,  among others,  relating to the  servicing  and  operation  of pools of secured  obligations  of some  types,  including mortgage loans,  contracts or mortgage  securities,  which are held in a trust or by another
"issuer"  and  the  purchase,  sale  and  holding  of  pass-through  certificates  or  other
"securities" issued by a trust or other issuer as to which:

o     the  depositor  or any of its  affiliates  is the  sponsor  if any  entity  which  has received  from the DOL an  individual  prohibited  transaction  exemption  which is substantially  similar to the RFC exemption is the sole  underwriter,  a manager or co-manager of the underwriting syndicate or a selling or placement agent; or

o     the depositor or an affiliate is the underwriter or placement agent,

provided that the conditions of the exemption are  satisfied.  For purposes of this section, the term "underwriter" includes:

o     the depositor and a number of its affiliates;

o     any person directly or indirectly,  through one or more  intermediaries,  controlling, controlled  by or under  common  control  with the  depositor  and  certain  of its affiliates;

o     any member of the underwriting  syndicate or selling group of which a person described in the two clauses  just above is a manager or  co-manager  with respect to a class of certificates; or

o     any  entity  which has  received  from the DOL an  exemption  called  an  asset-backed exemption  relating  to  securities  which  is  substantially  similar  to the  RFC exemption.

      The RFC exemption  sets forth eight general  conditions  which must be satisfied for a transaction  involving the  purchase,  sale and holding of  certificates  to be eligible for exemptive relief thereunder.

o     First,  the  acquisition  of  certificates  by an ERISA plan or with ERISA plan assets must be on terms that are at least as  favorable to the ERISA plan as they would be in an arm's-length transaction with an unrelated party.

                                                 127

o     Second,  the  RFC  exemption  only  applies  to  certificates  evidencing  rights  and interests that are not  subordinated  to the rights and interests  evidenced by the other  certificates  of the same trust,  unless none of the mortgage loans or other assets has an LTV ratio or CLTV ratio that  exceeds 100% at the date of issuance of the certificates.

o     Third,  at the time of  acquisition  by an ERISA plan or with ERISA plan  assets,  the certificates  must be rated in one of the four highest generic rating categories by
         Standard  &  Poor's,  a  division  of The  McGraw  Hill  Companies,  Inc.,  Moody's
         Investors Service, Inc. or Fitch Ratings, called the exemption rating agencies.

o     Fourth,  the certificates  must be rated in one of the two highest generic  categories by the  exemption  rating  agencies  if the LTV ratio or CLTV  ratio of any one- to four-family  residential  mortgage  loan  or home  equity  loan  held in the  trust exceeds  100% but does not exceed 125%  (based on fair market  value at the date of issuance of the  certificates).  However,  the RFC exemption will not apply in this case:

o     to any of the certificates if:

o     any mortgage  loan or other asset held in the trust (other than a one- to  four-family residential  mortgage  loan or  closed-end  home  equity  loan) has an LTV ratio or CLTV  ratio  that  exceeds  100% at the date of  issuance  of the certificates; or

o     any one- to four-family  residential  mortgage loan or closed-end home equity loan has an LTV ratio or CLTV ratio that  exceeds  125% at the date of  issuance of the certificates.

o     to any subordinate certificates.

o     Fifth,  the trustee cannot be an affiliate of any other member of the restricted group
         (which  consists  of any  underwriter,  the  depositor,  the master  servicer,  the
         Certificate  Administrator,  any servicer,  any subservicer,  the trustee, the swap counterparty in any eligible swap arrangement,  any yield maintenance  provider and any mortgagor  with respect to assets of a trust  constituting  more than 5% of the aggregate  unamortized  principal  balance of the assets in the related trust as of the date of initial issuance of the certificates) other than an underwriter.

o     Sixth,  the  sum  of all  payments  made  to and  retained  by the  underwriters  must represent not more than reasonable  compensation for underwriting the certificates;
         the sum of all  payments  made to and  retained  by the  depositor  pursuant to the assignment  of the assets to the  related  trust must  represent  not more than the fair market value of those  obligations;  and the sum of all  payments  made to and retained by the master servicer,  the Certificate  Administrator,  any servicer and any  subservicer  must  represent not more than  reasonable  compensation  for that person's  services  under the related  pooling  and  servicing  agreement  or trust agreement  and  reimbursement  of that person's  reasonable  expenses in connection therewith.

o     Seventh,  the investing  ERISA plan or ERISA plan asset investor must be an accredited investor  as  defined in Rule  501(a)(1)  of  Regulation  D of the  Securities  and
         Exchange Commission under the Securities Act of 1933, as amended.

                                                 128

o     Eighth,  for issuers  other than common law trusts,  the  documents  establishing  the issuer and governing the  transaction  must contain  provisions as described in the
         RFC exemption  that are intended to protect the assets of the issuer from creditors of the depositor.

      The  RFC  exemption  permits   interest-rate  swaps,  interest  rate  caps  and  yield
supplement agreements to be assets of a trust fund if certain conditions are satisfied.

      An interest-rate  swap or (if purchased by or on behalf of the trust) an interest-rate cap contract  (collectively,  a "swap" or "swap  agreement") is a permitted trust fund asset if it: (a) is an "eligible swap;" (b) is with an "eligible  counterparty;" (c) meets certain additional  conditions  which depend on whether the swap is a "ratings  dependent swap" or a
"non-ratings  dependent swap" and (d) permits the trust to make termination  payments to the swap  counterparty  (other than currently  scheduled  payments) solely from excess spread or amounts otherwise payable to the servicer,  depositor or seller.  Securities to which one or more swap agreements apply may be acquired or held only by "qualified plan investors".

      An "eligible swap" is one which: (a) is denominated in U.S.  dollars;  (b) pursuant to which the trust  pays or  receives  on or  immediately  prior to the  respective  payment or distribution  date for the class of securities  to which the swap  relates,  a fixed rate of interest or a floating rate of interest based on a publicly  available index (e.g., LIBOR or the U.S.  Federal  Reserve's  Cost of Funds Index  (COFI)),  with the trust  receiving  such payments on at least a  quarterly  basis and  obligated  to make  separate  payments no more frequently than the counterparty,  with all simultaneous  payments being netted  ("allowable interest  rate");  (c) has a notional amount that does not exceed either:  (i) the principal balance of the class of  securities  to which the swap  related,  or (ii) the portion of the principal balance of such class represented by obligations  ("allowable  notional  amount");
(d) is not leveraged (i.e.,  payments are based on the applicable  notional amount,  the day count fractions,  the fixed or floating rates permitted  above,  and the difference  between the  products  thereof,  calculated  on a one-to-one  ratio and not on a multiplier  of such difference)  ("leveraged");  (e) has a final  termination date that is either the earlier of the date on which the issuer  terminates or the related class of securities are fully repaid and (f) does not incorporate any provision which could cause a unilateral  alteration in the requirements described in (a) through (d) above.

      An "eligible  counterparty"  means a bank or other financial  institution  which has a rating  at the date of  issuance  of the  securities  which is in one of the  three  highest long-term  credit  rating  categories  or one of the two highest  short-term  credit  rating categories,  utilized  by  at  least  one  of  the  exemption  rating  agencies  rating  the securities;  provided  that,  if a  counterparty  is  relying  on its  short-term  rating to establish  eligibility,  such counterparty must either have a long-term rating in one of the three  highest  long-term  rating  categories  or  not  have a  long-term  rating  from  the applicable exemption rating agency.

      A  "qualified  plan  investor"  is a plan for which the  decision to buy such class of securities is made by an independent  fiduciary qualified to understand the swap transaction and the effect the swap would have on the rating of the  securities,  which  fiduciary  must
(a) be a  "qualified  professional  asset  manager"  ("QPAM")  under PTCE  84-14,  (b) be an
"in-house  asset manager" under PTCE 96-23 or (c) have total assets (both plan and non-plan)
under  management  of at least $100 million at the time the  securities  are acquired by the plan.

      In "ratings  dependent  swaps" (where the rating of a class of securities is dependent on the terms  and  conditions  of the swap and the  rating  of the  counterparty),  the swap agreement  must  provide  that if the credit  rating of the  counterparty  is  withdrawn  or reduced by any  exemption  rating  agency below a level  specified by the  exemption  rating agency,  the servicer  must,  within the period  specified  under the Pooling and  Servicing
Agreement:  (a) obtain a replacement swap agreement with an eligible  counterparty  which is acceptable to the exemption rating agency and the terms of which are  substantially the same as the current swap agreement (at which time the earlier swap agreement must terminate);  or
(b) cause the swap  counterparty  to establish any  collateralization  or other  arrangement satisfactory  to the  exemption  rating  agency  such  that the then  current  rating by the exemption  rating  agency of the  particular  class of  securities  will not be withdrawn or reduced (and the terms of the swap agreement must specifically  obligate the counterparty to perform  these  duties for any class of  securities  with a term of more than one year).  In the event that the servicer fails to meet these obligations,  holders of the securities that are  employee  benefit  plans or  other  retirement  arrangements  must be  notified  in the immediately  following  periodic  report which is provided to the holders of the  securities but in no event  later than the end of the  second  month  beginning  after the date of such failure.  Sixty days after the receipt of such report,  the exemptive  relief provided under the  underwriter  exemption  will  prospectively  cease  to be  applicable  to any  class of securities held by an employee benefit plan or other retirement  arrangement  which involves such ratings dependent swap.

                                                 129

      "Non-ratings  dependent  swaps"  (those  where the rating of the  securities  does not depend on the terms  and  conditions  of the swap or the  rating  of the  counterparty)  are subject to the following  conditions.  If the credit rating of the counterparty is withdrawn or reduced below the lowest level  permitted  above,  the servicer will,  within a specified period after such rating  withdrawal or reduction:  (a) obtain a replacement  swap agreement with an eligible counterparty,  the terms of which are substantially the same as the current swap  agreement (at which time the earlier swap  agreement  must  terminate);  (b) cause the counterparty  to post  collateral  with the trust in an amount equal to all payments owed by the  counterparty  if the  swap  transaction  were  terminated;  or (c)  terminate  the swap agreement in accordance with its terms.  With respect to a non-ratings  dependent swap, each exemption  rating  agency must  confirm,  as of the date of issuance  of  securities  by the
Trust, that entering into such swap will not affect the rating of the securities.

      An "eligible yield supplement  agreement" is any yield supplement agreement or similar arrangement  or (if purchased by or on behalf of the trust) an interest rate cap contract to supplement the interest rates otherwise  payable on obligations held by the trust fund ("EYS
Agreement").  If the EYS Agreement has a notional  principal  amount,  the EYS Agreement may only be held as an asset of the trust fund if it meets the following  conditions:  (a) it is denominated  in  U.S.  dollars;  (b) it  pays  an  allowable  interest  rate;  (c) it is not leveraged;  (d)  it  does  not  allow  any  of  these  three  preceding  requirements  to be unilaterally  altered without the consent of the trustee; (e) it is entered into between the trust and an eligible counterparty and (f) it has an allowable notional amount.

      The RFC exemption also requires that each trust meet the following requirements:

o     the trust must consist  solely of assets of the type that have been  included in other investment pools;

o     securities  evidencing  interests in those other investment pools must have been rated in one of the four highest  categories of one of the exemption  rating agencies for at least one year prior to the  acquisition of  certificates  by or on behalf of an
         ERISA plan or with ERISA plan assets in reliance on an asset-backed exemption; and

o     securities in the other  investment  pools must have been purchased by investors other than ERISA plans for at least one year prior to any  acquisition of certificates by or on  behalf  of an  ERISA  plan or with  ERISA  plan  assets  in  reliance  on an asset-backed exemption.

                                                 130

      An  ERISA  plan  fiduciary  or  other  investor  of ERISA  plan  assets  contemplating purchasing  a  certificate  must  make its own  determination  that the  general  conditions described above will be satisfied with respect to that certificate.

      If the general  conditions of the RFC exemption are  satisfied,  the RFC exemption may provide an exemption,  from the  application  of the  prohibited  transaction  provisions of
Sections 406(a) and 407(a) of ERISA and Sections  4975(c)(1)(A)  through (D) of the Internal
Revenue Code, in connection with the direct or indirect sale,  exchange,  transfer,  holding
or  the  direct  or  indirect   acquisition  or  disposition  in  the  secondary  market  of certificates by an ERISA plan or with ERISA plan assets.  However,  no exemption is provided from the  restrictions of Sections  406(a)(1)(E)  and 406(a)(2) of ERISA for the acquisition or holding  of a  certificate  by an  excluded  ERISA  plan or with ERISA plan  assets of an excluded  ERISA plan by any person who has  discretionary  authority  or renders  investment advice with  respect to ERISA plan assets of the  excluded  ERISA plan.  For purposes of the certificates,  an  "excluded  ERISA  plan" is an ERISA plan  sponsored  by any member of the restricted group.

      If certain  additional  conditions of the RFC exemption  are also  satisfied,  the RFC exemption may provide an  exemption,  from the  application  of the  prohibited  transaction provisions  of  Sections  406(b)(1)  and (b)(2) of ERISA and  Section  4975(c)(1)(E)  of the
Internal Revenue Code, in connection with the following:

o     the direct or indirect  sale,  exchange or  transfer  of  certificates  in the initial issuance of certificates  between the depositor or an underwriter and an ERISA plan when the person who has discretionary  authority or renders  investment advice with respect to the investment of the relevant ERISA plan assets in the certificates is:

o     a mortgagor  with  respect to 5% or less of the fair  market  value of the assets of a trust; or

o     an affiliate of that person;

         provided that, if the  certificates  are acquired in connection  with their initial issuance, the quantitative restrictions described in the RFC exemption are met;

o     the  direct  or  indirect  acquisition  or  disposition  in the  secondary  market  of certificates by an ERISA plan or by a person investing ERISA plan assets; and

o     the holding of certificates by an ERISA plan or with ERISA plan assets.

      Additionally,  if specific  conditions  of the RFC exemption  are  satisfied,  the RFC exemption may provide an  exemption,  from the  application  of the  prohibited  transaction provisions  of  Sections  406(a),  406(b)  and  407(a) of ERISA and  Section  4975(c) of the
Internal  Revenue Code, for  transactions in connection  with the servicing,  management and operation of the mortgage pools or contract pools. The accompanying  prospectus  supplement, will  specify  whether  the  depositor  expects  that  the  specific  conditions  of the RFC exemption  should be satisfied  with respect to the  certificates  so that the RFC exemption required  for  this  purpose  should  provide  an  exemption,  from the  application  of the prohibited  transaction  provisions of Sections  406(a) and (b) of ERISA and Section 4975(c)
of the Internal Revenue Code, for transactions in connection with the servicing,  management and  operation  of the  mortgage  pools  and  contract  pools,  provided  that  the  general conditions of the RFC exemption are satisfied.

                                                 131

      The RFC  exemption  also  may  provide  an  exemption,  from  the  application  of the prohibited  transaction  provisions  of  Sections  406(a) and  407(a) of ERISA and  Sections
4975(c)(1)(A)  through (D) of the Internal Revenue Code, if those restrictions are deemed to otherwise  apply merely because a person is deemed to be a party in interest with respect to an investing ERISA plan, or an ERISA plan holding  interests in the investing entity holding
ERISA plan assets, by virtue of providing  services to the ERISA plan or by virtue of having specified  relationships to such a person,  solely as a result of the ERISA plan's ownership of certificates.

      Before  purchasing a  certificate,  a fiduciary or other investor of ERISA plan assets should itself confirm that the certificates  constitute "securities" for purposes of the RFC exemption and that the specific and general conditions and the other requirements  described in the RFC exemption would be satisfied.  In addition to making its own  determination as to the  availability of the exemptive  relief  provided in the RFC exemption,  the fiduciary or other ERISA plan asset investor  should  consider its general  fiduciary  obligations  under
ERISA in determining whether to purchase any certificates with ERISA plan assets.

      Any  fiduciary  or  other  ERISA  plan  asset   investor  that  proposes  to  purchase
certificates  on behalf of an ERISA plan or with ERISA plan assets are encouraged to consult with its counsel on the potential  applicability  of ERISA and the Internal  Revenue Code to that investment and the availability of the RFC exemption or any DOL prohibited  transaction class  exemption,  or PTCE, in connection  therewith.  In particular,  in connection  with a contemplated  purchase of  certificates  representing a beneficial  ownership  interest in a pool of single-family  residential first or second mortgage loans or Agency Securities,  the fiduciary or other ERISA plan asset investor should  consider the  availability of PTCE 83-1 for various transactions involving mortgage pool investment trusts.  However, PTCE 83-1 does not provide  exemptive  relief with respect to certificates  evidencing  interests in trusts which include mortgage loans secured by third or more junior liens,  contracts,  Cooperative
Loans or mixed-use mortgage loans, or some types of private  securities,  or which contain a swap, a pre-funding  arrangement or Mexico  Mortgage  Loans.  In addition,  the fiduciary or other ERISA plan asset investor should consider the  availability of other class  exemptions granted  by the DOL,  which  provide  relief  from  certain  of the  prohibited  transaction provisions  of ERISA and the related  excise tax  provisions of Section 4975 of the Internal
Revenue  Code,  including  Sections  I and  III of PTCE  95-60,  regarding  transactions  by insurance  company general  accounts.  The  accompanying  prospectus  supplement may contain additional  information  regarding the  application  of the RFC exemption,  PTCE 83-1,  PTCE
95-60 or other DOL class  exemptions for the certificates  offered thereby.  There can be no assurance  that any of these  exemptions  will apply with  respect to any  particular  ERISA plan's or other ERISA plan asset  investor's  investment in the  certificates or, even if an exemption  were  deemed  to  apply,  that  any  exemption  would  apply  to  all  prohibited transactions that may occur in connection with this form of investment.

Insurance Company General Accounts

      Insurance  companies  contemplating  the  investment of general  account assets in the certificates  are  encouraged  to consult  with their  legal  advisors  with  respect to the applicability  of Section 401(c) of ERISA.  The DOL issued final  regulations  under Section
401(c) which were published in the Federal  Register on January 5, 2000 and became generally applicable on July 5, 2001.

                                                 132

Representations From Investing ERISA Plans

      If the criteria  specified in the RFC  exemption as described  above are not satisfied by one or more  classes of  certificates,  or by a trust or the mortgage  loans,  contracts, mortgage  securities and other assets held by the trust,  then the  accompanying  prospectus supplement will specify whether or not transfers of those  certificates to an ERISA plan, to a trustee or other person  acting on behalf of any ERISA plan,  or to any other person using
ERISA plan assets to effect the  acquisition,  will not be  registered by the trustee if the transferee  provides the depositor,  the trustee and the master  servicer with an opinion of counsel  satisfactory to the depositor,  the trustee and the master servicer,  which opinion will not be at the expense of the depositor,  the trustee or the master  servicer,  that the purchase of the certificates by or on behalf of the ERISA plan or with ERISA plan assets:

o     is permissible under applicable law;

o     will not constitute or result in any non-exempt prohibited  transaction under ERISA or
         Section 4975 of the Internal Revenue Code; and

o     will not subject the depositor,  the trustee or the master  servicer to any obligation in addition to those undertaken in the pooling and servicing or trust agreement.

      The  accompanying  prospectus  supplement  will specify whether or not each beneficial owner  of a  subordinate  certificate  offered  by  this  prospectus  and  the  accompanying prospectus  supplement  (or any interest  therein) shall be deemed to have  represented,  by virtue of its acquisition or holding of such certificate (or interest therein), that either:

o     it is not an ERISA plan, a trustee or other person  acting on behalf of an ERISA plan, or any other person using ERISA plan assets to effect such acquisition or holding;

o     it has  acquired and is holding such  subordinate  certificate  in reliance on the RFC exemption and it understands that there are certain  conditions to the availability of the RFC exemption including that the subordinate  certificates must be rated, at the time of acquisition,  in one of the four highest  generic rating  categories by at least one of the exemption rating agencies; or

o     (1) such acquirer or holder is an insurance  company,  (2) the source of funds used to acquire or hold such  certificate  (or interest  therein) is an "insurance  company general  account" (as defined in PTCE 95-60),  and (3) the  conditions set forth in
         Sections I and III of PTCE 95-60 have been satisfied.

      If any  subordinate  certificate  (or any  interest  therein)  is  acquired or held in violation  of the  conditions  described  in the  preceding  paragraph,  the next  preceding permitted  beneficial  owner  will be  treated as the  beneficial  owner of the  subordinate certificate,  retroactive  to the date of transfer to the purported  beneficial  owner.  Any purported  beneficial owner whose acquisition or holding of any subordinate  certificate (or interest  therein) was effected in violation of the  conditions  described in the  preceding paragraph  shall  indemnify  and hold  harmless  the  depositor,  the  trustee,  the  master servicer,  any subservicer and the trust from and against any and all  liabilities,  claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

                                                 133

Tax-Exempt Investors; REMIC Residual Certificates

      An ERISA plan that is a  Tax-Exempt  Investor  nonetheless  will be subject to federal income  taxation to the extent that its income is "unrelated  business  taxable  income," or
UBTI,  within  the  meaning  of  Section  512 of the  Internal  Revenue  Code.  All  "excess inclusions"  of a REMIC  allocated  to a REMIC  residual  certificate  held by a  Tax-Exempt
Investor  will be  considered  UBTI and thus will be  subject  to federal  income  tax.  See
"Material   Federal  Income  Tax  Consequences  --  Taxation  of  Owners  of  REMIC  Residual
Certificates -- Excess  Inclusions."  In addition,  the exemptive  relief afforded by the RFC exemption  does not apply to the  purchase,  sale or holding of any class of REMIC  residual certificates.

Consultation With Counsel

      There can be no  assurance  that the RFC  exemption  or any other DOL  exemption  will apply with respect to any particular  ERISA plan that acquires the  certificates or, even if all of the  specified  conditions  were  satisfied,  that the  exemption  would apply to all transactions  involving a trust.  Prospective ERISA plan investors are encouraged to consult with their legal counsel  concerning  the impact of ERISA and the Internal  Revenue Code and the potential  consequences to their specific circumstances prior to making an investment in the certificates.

      Before  purchasing a  certificate,  a fiduciary of an ERISA plan should itself confirm that all of the specific  and general  conditions  described in the RFC  exemption or one of the other DOL exemptions would be satisfied.  Before purchasing a certificate in reliance on the RFC  exemption,  an ERISA plan  fiduciary  should  itself  confirm that the  certificate constitutes a "security"  for purposes of the RFC  exemption.  In addition to making its own determination  as to the  availability of the exemptive relief provided in the RFC exemption or any other DOL exemption,  an ERISA plan fiduciary  should consider its general  fiduciary obligations under ERISA in determining  whether to purchase a security on behalf of an ERISA plan.

                                  LEGAL INVESTMENT MATTERS

      Each  class  of  certificates  offered  hereby  and  by  the  accompanying  prospectus supplement  will be  rated  at the  date  of  issuance  in one of the  four  highest  rating categories  by at  least  one  rating  agency.  If  stated  in the  accompanying  prospectus supplement,  classes that are,  and  continue to be, rated in one of the two highest  rating categories  by at least one  nationally  recognized  statistical  rating  organization  will constitute  "mortgage  related  securities"  for purposes of the Secondary  Mortgage  Market
Enhancement Act of 1984, as amended,  or SMMEA,  and, as such, will be legal investments for persons,  trusts,  corporations,  partnerships,  associations,  business trusts and business entities  (including  depository  institutions,  life insurance companies and pension funds)
created  under or  existing  under  the laws of the  United  States  or of any  State  whose authorized  investments  are  subject to state  regulation  to the same extent  that,  under applicable  law,  obligations  issued by or  guaranteed  as to principal and interest by the
United States or any agency or  instrumentality  thereof  constitute  legal  investments for those entities.  Under SMMEA, if a State enacted  legislation on or prior to October 3, 1991 specifically  limiting the legal investment  authority of any of these entities with respect to "mortgage  related  securities,"  these securities will constitute legal  investments for entities  subject to the  legislation  only to the extent provided  therein.  Certain States enacted  legislation  which  overrides the preemption  provisions of SMMEA.  SMMEA provides, however,  that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase,  hold or invest in "mortgage related securities," or require  the  sale or  other  disposition  of the  securities,  so  long as the  contractual commitment was made or the securities acquired prior to the enactment of the legislation.

                                                 134

      SMMEA also amended the legal investment  authority of  federally-chartered  depository institutions  as follows:  federal savings and loan  associations  and federal savings banks may invest in, sell or otherwise deal with "mortgage related  securities" without limitation as to the percentage of their assets represented  thereby,  federal credit unions may invest in these securities,  and national banks may purchase these securities for their own account without regard to the limitations  generally  applicable to investment  securities described in 12 U.S.C.  ss.24  (Seventh),  subject in each case to any  regulations  that the applicable federal regulatory authority may prescribe.

      The 1998 Policy  Statement was adopted by the Federal Reserve Board, the Office of the
Comptroller of the Currency,  the FDIC, the National  Credit Union  Administration,  or NCUA
and the OTS with an effective  date of May 26, 1998. The 1998 Policy  Statement  rescinded a
1992 policy  statement  that had required,  prior to purchase,  a depository  institution to determine  whether a mortgage  derivative  product  that it was  considering  acquiring  was
high-risk,   and,  if  so,  required  that  the  proposed   acquisition   would  reduce  the
institution's  overall interest rate risk. The 1998 Policy Statement eliminates  constraints on investing in certain  "high-risk"  mortgage  derivative  products and substitutes broader guidelines for evaluating and monitoring investment risk.

      The OTS has issued Thrift Bulletin 73a,  entitled  "Investing in Complex  Securities,"
or TB 73a,  which is effective  as of December 18, 2001 and applies to savings  associations regulated by the OTS, and Thrift Bulletin 13a,  entitled  "Management of Interest Rate Risk,
Investment  Securities,  and  Derivatives  Activities,"  or TB 13a, which is effective as of
December 1, 1998, and applies to thrift institutions regulated by the OTS.

      One of the primary  purposes of TB 73a is to require  savings  associations,  prior to taking any investment  position,  to determine that the investment position meets applicable regulatory  and policy  requirements  (including  those set forth in TB 13a (see below)) and internal  guidelines,  is  suitable  for the  institution,  and is safe and  sound.  The OTS
recommends,  with  respect  to  purchases  of  specific  securities,   additional  analysis,
including, among others, analysis of repayment terms, legal structure,  expected performance of the  issuing  entity and any  underlying  assets as well as  analysis  of the  effects of payment  priority,  with respect to a security which is divided into separate  tranches with unequal payments, and collateral investment  parameters,  with respect to a security that is pre-funded  or  involves a  revolving  period.  TB 73a  reiterates  the OTS's due  diligence requirements for investing in all securities and warns that if a savings  association  makes an  investment  that  does not meet the  applicable  regulatory  requirements,  the  savings association's  investment  practices  will be subject to criticism,  and the OTS may require divestiture of such securities.  The OTS also  recommends,  with respect to an investment in any "complex  securities,"  that savings  associations  should take into account quality and suitability,  marketability,  interest  rate  risk,  and  classification  factors.  For  the purposes of each of TB 73a and TB 13a,  "complex  security"  includes among other things any collateralized  mortgage  obligation or real estate mortgage  investment  conduit  security, other than any "plain vanilla" mortgage  pass-through security (that is, securities that are part of a single class of  securities in the related pool that are  non-callable  and do not have any special  features).  Accordingly,  all classes of the  offered  certificates  would likely be viewed as "complex  securities." With respect to quality and suitability  factors,
TB 73a warns:

o     that a savings  association's  sole reliance on outside ratings for material purchases of complex securities is an unsafe and unsound practice,

o     that a savings  association  should  only use  ratings and  analyses  from  nationally recognized  rating  agencies in  conjunction  with,  and in validation  of, its own underwriting processes, and

                                                 135

o     that it should  not use  ratings as a  substitute  for its own  thorough  underwriting analyses.

With respect to the interest rate risk factor,  TB 73a recommends that savings  associations should follow the guidance set forth in TB 13a.

      One of the primary  purposes  of TB 13a is to require  thrift  institutions,  prior to taking any investment position, to:

o     conduct  a  pre-purchase   portfolio   sensitivity   analysis  for  any   "significant
         transaction" involving securities or financial derivatives, and

o     conduct a  pre-purchase  price  sensitivity  analysis  of any  "complex  security"  or financial derivative.

      The OTS  recommends  that while a thrift  institution  should conduct its own in-house
pre-acquisition   analysis,  it  may  rely  on  an  analysis  conducted  by  an  independent third-party  as  long as  management  understands  the  analysis  and  its key  assumptions.
Further,  TB 13a recommends that the use of "complex securities with high price sensitivity"
be limited to  transactions  and  strategies  that  lower a thrift  institution's  portfolio interest  rate  risk.  TB  13a  warns  that  investment  in  complex  securities  by  thrift institutions that do not have adequate risk measurement,  monitoring and control systems may be viewed by the OTS examiners as an unsafe and unsound practice.

      Prospective  investors in the  certificates,  including in  particular  the classes of certificates  that do not constitute  "mortgage  related  securities" for purposes of SMMEA, should consider the matters discussed in the following paragraph.

      There may be other  restrictions  on the ability of some investors  either to purchase some classes of  certificates  or to purchase any class of  certificates  representing  more than  a  specified  percentage  of  the  investors'  assets.  The  depositor  will  make  no representations  as to the proper  characterization  of any class of certificates  for legal investment or other purposes,  or as to the ability of particular  investors to purchase any class of certificates under applicable legal investment  restrictions.  These  uncertainties may adversely affect the liquidity of any class of certificates.  Accordingly, all investors
whose  investment   activities  are  subject  to  legal  investment  laws  and  regulations, regulatory  capital  requirements  or review by  regulatory  authorities  are  encouraged to consult  with  their own legal  advisors  in  determining  whether  and to what  extent  the certificates  of any class  constitute  legal  investments  or are  subject  to  investment, capital or other restrictions,  and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to the investor.

                                      USE OF PROCEEDS

      Substantially  all of the net proceeds to be received by the  depositor  from the sale of  certificates  will be applied by the  depositor  to finance the purchase of, or to repay short-term  loans  incurred to finance the purchase of, the mortgage  collateral  underlying the  certificates  or will be used by the  depositor  for general  corporate  purposes.  The depositor  expects  that  it  will  make  additional  sales  of  securities  similar  to the certificates  from time to time, but the timing and amount of any additional  offerings will be dependent upon a number of factors,  including the volume of mortgage loans, contracts or mortgage securities purchased by the depositor,  prevailing interest rates,  availability of funds and general market conditions.

                                                 136

                                  METHODS OF DISTRIBUTION

      The certificates  offered hereby and by the accompanying  prospectus  supplements will be offered in series  through one or more of the methods  described  below.  The  prospectus supplement  prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the depositor from that sale.

      The depositor  intends that certificates will be offered through the following methods from  time to time and that  offerings  may be made  concurrently  through  more than one of these  methods  or that an  offering  of a  particular  series of  certificates  may be made through a combination of two or more of the following methods:

o     by negotiated firm commitment or best efforts  underwriting and public  re-offering by underwriters

o     by placements by the depositor with institutional investors through  dealers; and

o     by direct placements by the depositor with institutional investors.

      In addition,  if  specified in the  accompanying  prospectus  supplement,  a series of certificates  may be offered in whole or in part in exchange  for the  mortgage  collateral, and other assets, if applicable, that would comprise the trust securing the certificates.

      If underwriters are used in a sale of any certificates,  other than in connection with an  underwriting  on a  best  efforts  basis,  the  certificates  will  be  acquired  by the underwriters  for  their  own  account  and may be  resold  from time to time in one or more transactions,  including  negotiated  transactions,  at fixed public  offering  prices or at varying  prices to be determined at the time of sale or at the time of commitment  therefor.
These underwriters may be broker-dealers  affiliated with the depositor whose identities and relationships  to  the  depositor  will  be as  described  in  the  accompanying  prospectus supplement.  The managing  underwriter or underwriters with respect to the offer and sale of a  particular  series  of  certificates  will  be  listed  on the  cover  of the  prospectus supplement  relating to that series and the members of the underwriting  syndicate,  if any, will be named in the accompanying prospectus supplement.

      In  connection  with  the  sale  of  the   certificates,   underwriters   may  receive
compensation  from the  depositor  or from  purchasers  of the  certificates  in the form of discounts,  concessions  or  commissions.  Underwriters  and  dealers  participating  in the distribution of the  certificates are  underwriters,  as defined under the Securities Act of
1933, as amended,  in connection  with the  certificates,  and any discounts or  commissions received by them from the  depositor  and any profit on the resale of  certificates  by them would be  underwriting  discounts  and  commissions  under the  Securities  Act of 1933,  as amended.

      It is  anticipated  that  the  underwriting  agreement  pertaining  to the sale of any series of  certificates  will  provide  that the  obligations  of the  underwriters  will be subject  to  certain  conditions  precedent,  that the  underwriters  will be  obligated  to purchase all of the  certificates  if any are purchased  (other than in  connection  with an underwriting  on a best efforts  basis) and that,  in limited  circumstances,  the depositor will indemnify the several  underwriters and the  underwriters  will indemnify the depositor against certain civil liabilities,  including  liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

                                                 137

      The prospectus  supplement  with respect to any series  offered by placements  through dealers will contain information  regarding the nature of the offering and any agreements to be entered into between the depositor and purchasers of certificates of that series.

      The depositor  anticipates that the certificates offered hereby will be sold primarily to  institutional  investors or  sophisticated  non-institutional  investors.  Purchasers of certificates,  including  dealers,  may,  depending  on the facts and  circumstances  of the purchases,  be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended,  in  connection  with  reoffers  and sales by them of  certificates.  Holders of certificates  are  encouraged  to consult with their legal  advisors in this regard prior to any reoffer or sale.

      Securities  offered  hereby  and  by an  accompanying  prospectus  supplement  may  be
distributed  in  connection  with  resecuritization   transactions.  In  a  resecuritization
transaction  securities  offered  hereby  will be  transferred  to a trust (or other type of issuing  entity)  and  securities  backed by those  securities  will in turn be  offered  to investors.  There is no assurance that any particular  class of security offered hereby will be suitable for inclusion in a resecuritization transaction.

                                       LEGAL MATTERS

      Certain legal matters,  including  certain federal income tax matters,  will be passed upon for the depositor by Orrick,  Herrington & Sutcliffe LLP, New York, New York, or Mayer,
Brown, Rowe & Maw LLP, New York, New York, as specified in the prospectus supplement.

                                   ADDITIONAL INFORMATION

      The depositor has filed the  registration  statement file number  333-131209  with the
Securities and Exchange  Commission,  or  Commission.  The depositor and each issuing entity are also subject to some of the information  requirements of the Securities  Exchange Act of
1934, as amended, or Exchange Act, and,  accordingly,  each issuing entity will file reports thereunder with the Commission.  The registration  statement and the exhibits  thereto,  and reports and other  information  filed by the  depositor  pursuant to the Exchange Act can be read  and  copied  at  the  Commission's  Public  Reference  Room  at  100 F  Street,  N.E.,
Washington,  D.C.  20549.  The public may obtain  information on the operation of the Public
Reference  Room by calling the  Commission at  1-800-SEC-0330.  In addition,  the Commission maintains an internet site that contains  reports,  proxy and  information  statements,  and other  information  regarding  issuers  that  file  electronically  with the  Commission  at
http://www.sec.gov.  For  purposes  of  any  electronic  version  of  this  prospectus,  the preceding uniform resource  locator,  or URL, is an inactive textual reference only. We have taken  steps to ensure  that this URL  reference  was  inactive  at the time the  electronic version of this prospectus was created.

                     INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

      The Commission  allows the depositor to  "incorporate  by reference"  the  information filed with the Commission by the depositor,  under Section 13(a),  13(c), 14 or 15(d) of the
Exchange  Act,  that  relates  to any trust fund for the  certificates.  This means that the depositor can disclose  important  information  to any investor by referring the investor to these  documents.  The  information  incorporated  by reference is an important part of this prospectus,  and information  filed by the depositor with the Commission that relates to the trust fund for the certificates  will  automatically  update and supersede this information.
Documents  that may be  incorporated  by reference  with  respect to a particular  series of certificates include an insurer's  financials,  a certificate policy,  mortgage pool policy,
computational  materials,   collateral  term  sheets,  the  related  pooling  and  servicing agreement and amendments  thereto,  other documents on Form 8-K and Section 13(a), 13(c), 14 or 15(d) of Exchange Act as may be required in connection with the related trust fund.

                                                 138

      The  depositor  may  provide  static  pool  information,  in  response to Item 1105 of
Regulation  AB,  through  an  Internet  Web site,  and if the  depositor  decides to provide information  through such means,  the applicable  prospectus  supplement  accompanying  this prospectus will disclose the specific Internet address where such information is posted.

      The depositor  will provide or cause to be provided  without  charge to each person to whom this prospectus and accompanying  prospectus supplement is delivered in connection with the offering of one or more classes of the related series of  certificates,  upon written or oral request of that person,  a copy of any or all reports or  information  incorporated  in this  prospectus by reference,  in each case to the extent the reports relate to one or more of the  classes of the  related  series of  certificates,  other than the  exhibits to those documents,  unless the exhibits are specifically incorporated by reference in the documents.
Requests should be directed in writing to Residential  Asset  Securities  Corporation,  8400
Normandale  Lake  Boulevard,  Suite 250,  Minneapolis,  Minnesota  55437, or by telephone at
(952) 857-7000.

                                                 139

                                          GLOSSARY

      1998 Policy  Statement-- The revised  supervisory  statement listing the guidelines for investments in "high risk mortgage  securities,"  and adopted by the Federal  Reserve Board, the  Office  of the  Comptroller  of the  Currency,  the FDIC,  the  National  Credit  Union
Administration, or NCUA and the OTS with an effective date of May 26, 1998.

      Advance--As  to any mortgage  loan and any  distribution  date,  an amount equal to the scheduled  payments of  principal  (other  than any Balloon  Amount in the case of a Balloon
Loan) and  interest on the  mortgage  loan due during the  related Due Period  which was not
received  as  of  the  close  of  business  on  the  business  day   preceding  the  related
determination date.

      Agency  Securities--Any  securities  issued by Freddie  Mac,  Fannie Mae or Ginnie Mae.
Such Agency  Securities  may represent  whole or partial  interests in pools of (1) mortgage loans or contracts or (2) Agency  Securities.  The accompanying  prospectus  supplement will specify  whether  the Ginnie Mae  securities  will be backed by the full faith and credit of the United  States.  None of the Freddie Mac  securities  or Fannie Mae  securities  will be backed,  directly or indirectly,  by the full faith and credit of the United States.  Agency
Securities  may be  backed  by fixed or  adjustable-rate  mortgage  loans or other  types of mortgage loans or contracts specified in the accompanying prospectus supplement.

      AlterNet  Mortgage  Program--One of  Residential  Funding  Corporation's  mortgage loan origination programs for sub-prime mortgage loans.

      AlterNet  Program  Seller--A  mortgage  collateral  seller  that  participates  in  the
AlterNet Mortgage Program.

      Balloon  Amount--The  full  outstanding  principal  balance  on a Balloon  Loan due and payable on the maturity date.

      Balloon  Loans--Mortgage  loans or contracts  with level monthly  payments of principal and interest based on a 30 year amortization  schedule,  or such other amortization schedule as specified in the  accompanying  prospectus  supplement,  and having  original or modified terms to maturity shorter than the term of the related amortization schedule.

      Bankruptcy  Amount--The  amount of  Bankruptcy  Losses that may be borne  solely by the subordinate certificates of the related series.

      Bankruptcy  Losses--A  Realized Loss attributable to certain actions which may be taken by a bankruptcy court in connection with a mortgage loan or contract,  including a reduction by a bankruptcy  court of the  principal  balance of or the mortgage rate on a mortgage loan or an extension of its maturity.

      Buy-Down  Account--As to a Buy-Down Mortgage Loan, the custodial account where Buy-Down
Funds are deposited.

      Buy-Down  Funds--As to a Buy-Down  Mortgage Loan, the amount  contributed by the seller of the mortgaged property or another source and placed in the Buy-Down Account.

      Buy-Down Mortgage Loan--A mortgage loan subject to a temporary buy-down plan.

                                                 140

      Buy-Down  Period--The early years of the term of a Buy-Down Mortgage Loan when payments will be less than the  scheduled  monthly  payments  on the  Mortgage  Loan,  the  resulting difference to be made up from the Buy-Down Funds.

      Call Certificate--Any certificate evidencing an interest in a Call Class.

      Call Class--A class of certificates  under which the holder will have the right, at its sole  discretion,  to terminate  the related  trust,  resulting in early  retirement  of the certificates of the series.

      Call  Price--In the case of a call with respect to a Call Class,  a price equal to 100%
of the  principal  balance of the related  certificates  as of the day of that purchase plus accrued interest at the applicable pass-through rate.

      Certificate  Account--An  account  established and maintained by the master servicer in the name of the trustee for the benefit of the holders of each series of  certificates,  for
the   disbursement   of  payments  on  the  mortgage  loans  evidenced  by  each  series  of certificates.

      Certificate  Administrator--In  addition  to or in lieu of the  master  servicer  for a series of certificates,  the accompanying  prospectus  supplement may identify a Certificate
Administrator for the trust, which will have  administrative  responsibilities  with respect to such trust.  The  Certificate  Administrator  may be an affiliate of the depositor or the master servicer.

      Compensating  Interest--For  any mortgage loan or contract that prepaid in full and, if stated in the accompanying  prospectus  supplement,  in part, during the related  prepayment period an additional payment made by the master servicer,  to the extent funds are available from the  servicing  fee,  equal to the amount of interest at the  mortgage  rate,  less the servicing  fee and Spread,  if any, for that  mortgage loan or contract from the date of the prepayment  to the next date on which a monthly  payment on the related  mortgage loan would have been due.

      Convertible  Mortgage  Loan--ARM  loans  which  allow the  mortgagors  to  convert  the adjustable-rates  on those mortgage  loans to a fixed-rate at one or more specified  periods during the life of the mortgage loans, in most cases not later than ten years  subsequent to the date of origination.

      Cooperative--For  a Cooperative  Loan, the corporation that owns the related  apartment building.

      Cooperative  Loans--Cooperative  apartment loans evidenced by Cooperative Notes secured by security  interests  in shares  issued by  Cooperatives  and in the  related  proprietary leases or occupancy  agreements  granting exclusive rights to occupy specific dwelling units in the related buildings.

      Cooperative Notes--A promissory note for a Cooperative Loan.

      Credit Gap Program--One of Residential Funding Corporation's  mortgage loan origination programs for sub-prime mortgage loans.

      Credit Gap  Program  Seller--A  mortgage  collateral  seller that  participates  in the
Credit Gap Mortgage Program.

      Credit Scores--A  measurement of the relative degree of risk a borrower represents to a lender  obtained  from credit  reports  utilizing,  among  other  things,  payment  history, delinquencies  on accounts,  levels of outstanding  indebtedness,  length of credit history, types of credit, and bankruptcy experience.

                                                 141

      Custodial  Account--The  custodial account or accounts created and maintained under the pooling and servicing  agreement in the name of a depository  institution,  as custodian for the holders of the  certificates,  for the holders of certain  other  interests  in mortgage loans serviced or sold by the master  servicer and for the master  servicer,  into which the amounts  shall be  deposited  directly.  Any such  account or accounts  shall be an Eligible
Account.

      Debt Service  Reduction--Modifications of the terms of a mortgage loan resulting from a bankruptcy  proceeding,  including a reduction  in the amount of the monthly  payment on the related mortgage loan, but not any permanent forgiveness of principal.

      Defaulted  Mortgage  Loss--A Realized Loss  attributable to the mortgagor's  failure to make any payment of principal or interest as required  under the mortgage  note or contract, but not including  Special Hazard  Losses,  Extraordinary  Losses or other losses  resulting from damage to a mortgaged property, Bankruptcy Losses or Fraud Losses.

      Deficient  Valuation--In  connection with the personal  bankruptcy of a mortgagor,  the difference  between the outstanding  principal balance of the first and junior lien mortgage loans or contracts and a lower value  established by the  bankruptcy  court or any reduction in the amount of principal to be paid that results in a permanent forgiveness of principal.

      Designated Seller  Transaction--A  transaction in which the mortgage loans are provided to the depositor by an unaffiliated seller described in the prospectus supplement.

      Direct Puerto Rico  Mortgage--For any Puerto Rico Mortgage Loan, a Mortgage to secure a specific obligation for the benefit of a specified person.

      Disqualified Organization--For these purposes means:

o     the  United  States,  any  State  or  political   subdivision   thereof,  any  foreign
         government,  any international  organization,  or any agency or  instrumentality of the  foregoing  (but  would not  include  instrumentalities  described  in  Section
         168(h)(2)(D) of the Internal Revenue Code or Freddie Mac),

o     any  organization  (other than a cooperative  described in Section 521 of the Internal
         Revenue Code) that is exempt from federal  income tax,  unless it is subject to the tax imposed by Section 511 of the Internal Revenue Code,

o     any organization described in Section 1381(a)(2)(C) of the Internal Revenue Code,

o     an "electing large  partnership"  (as described in Section 775 of the Internal Revenue
         Code), or

o     any other person so  designated  by the trustee  based upon an opinion of counsel that the  holding of an  ownership  interest in a REMIC  certificate  by that person may cause the related  trust or any person  having an  ownership  interest in the REMIC certificate,  other than such  person,  to incur a  liability  for any  federal tax imposed  under the Internal  Revenue  Code that would not  otherwise be imposed but for the transfer of an ownership interest in a REMIC certificate to that person.

                                                 142

      Distribution  Amount--As to a class of certificates for any  distribution  date will be the portion,  if any, of the amount to be  distributed  to that class for that  distribution date of  principal,  plus,  if the  class  is  entitled  to  payments  of  interest  on that distribution  date,  interest  accrued  during the related  interest  accrual  period at the applicable  pass-through  rate on the  principal  balance or  notional  amount of that class specified in the  accompanying  prospectus  supplement,  less certain  interest  shortfalls, which will include:

o     any deferred  interest added to the principal balance of the mortgage loans and/or the outstanding balance of one or more classes of certificates on the related due date;

o     any other interest  shortfalls,  including,  without limitation,  shortfalls resulting from  application  of the Relief Act or similar  legislation  or  regulations as in effect from time to time, allocable to certificateholders  which are not covered by advances or the applicable credit enhancement; and

o     Prepayment Interest Shortfalls not covered by Compensating  Interest,  in each case in an amount that is allocated to that class on the basis set forth in the  prospectus supplement.

      Due Period--As to any  distribution  date, the period starting on the second day of the month  prior to such  distribution  date,  and  ending on the first day of the month of such distribution  date,  or such  other  period  as  specified  in the  accompanying  prospectus supplement.

      Eligible Account--An account acceptable to the applicable rating agency.

      Endorsable  Puerto Rico  Mortgage--As  to any Puerto Rico Mortgage  Loan, a mortgage to secure an instrument transferable by endorsement.

      Environmental  Lien--A lien imposed by federal or state statute,  for any cleanup costs incurred by a state on the property that is the subject of the cleanup costs.

      Extraordinary  Loss--A Realized Loss resulting from damage to a mortgaged property that was occasioned by war, civil insurrection,  certain governmental actions,  nuclear reaction, and certain other risks.

      Fraud  Loss  Amount--The  amount  of  Fraud  Losses  that may be  borne  solely  by the subordinate certificates of the related series.

      Fraud Losses--A  Realized Loss incurred on defaulted  mortgage loans or contracts as to which there was fraud in the origination of the mortgage loans.

      Funding  Account--An  account  established  for the purpose of funding the  transfer of additional mortgage loans into the related trust.

      GAAP--Generally accepted accounting principles.

      GPM Loan--A mortgage loan under which the monthly  payments by the mortgagor during the early years of the  mortgage  are less than the amount of interest  that would  otherwise be payable thereon,  with the interest not so paid added to the outstanding  principal  balance of such mortgage loan.

      Gross  Margin--For an ARM loan, the fixed  percentage set forth in the related mortgage note, which when added to the related index, provides the mortgage rate for the ARM loan.

                                                 143

      Homeownership  Act  Loans--Mortgage  loans  that  are  subject  to the  special  rules,
disclosure   requirements   and   other   provisions   that  were   added  to  the   federal
Truth-in-Lending  Act by the  Homeownership  and  Equity  Protection  Act of  1994,  are not
mortgage  loans made to finance the purchase of the  mortgaged  property  and have  interest rates or origination costs in excess of prescribed levels.

      Insurance  Proceeds--Proceeds of any special hazard insurance policy,  bankruptcy bond, mortgage pool insurance  policy,  primary  insurance  policy and any title,  hazard or other insurance  policy or guaranty  covering any mortgage loan in the mortgage pool together with any payments under any letter of credit.

      Interest  Only  Loans--Mortgage  loans with  payments of interest only during the early years of the  term,  followed  by fixed  monthly  payments  of  principal  and  interest  or periodically  increasing  monthly payments of principal and interest for the duration of the term or for a specified number of years, as described in the related prospectus supplement.

      IRS--Internal Revenue Service.

      Issue Premium--As to a class of REMIC Regular  Certificates,  the issue price in excess of the stated redemption price of that class.

      Liquidated  Contract--A defaulted contract for which the related mortgaged property has been sold by the  related  trust and all  recoverable  Liquidation  Proceeds  and  Insurance
Proceeds have been received.

      Liquidated  Mortgage Loan--A  defaulted  mortgage loan for which the related  mortgaged property has been sold by the related  trust and all  recoverable  Liquidation  Proceeds and
Insurance Proceeds have been received.

      Liquidation  Proceeds--Amounts  collected by the  subservicer  in  connection  with the liquidation of a mortgage loan, by foreclosure or otherwise.

      Mark-to-Market  Regulations--The final regulations of the IRS, released on December 24,
1996,  relating to the requirement that a securities  dealer mark to market  securities held for sale to customers.

      Mexico  Mortgage  Loan-- A mortgage  loan secured by a beneficial  interest in a trust, the principal asset of which is residential real property located in Mexico.

      Mixed-Use   Property--Mortgaged  property  on  which  a  mixed-use  -  residential  and commercial - structure is located.

      Net Mortgage  Rate--As to a mortgage  loan,  the mortgage  rate net of servicing  fees, other administrative fees and any Excess Spread or Excluded Spread.

      Nonrecoverable  Advance--Any  Advance or Servicing  Advance  previously  made which the
Master Servicer has determined to not be ultimately  recoverable from Liquidation  Proceeds,
Insurance Proceeds or otherwise.

      Note  Margin--For an ARM loan, the fixed  percentage set forth in the related  mortgage note, which when added to the related index, provides the mortgage rate for the ARM loan.

                                                 144

      OID--Original  issue discount,  as determined in accordance  with the Internal  Revenue
Code.

      Pass-Through  Entity--Any regulated  investment company,  real estate investment trust, trust,  partnership  or other  entities  described  in Section  860E(e)(6)  of the  Internal
Revenue  Code.  In  addition,  a person  holding an interest in a  pass-through  entity as a nominee  for  another  person  will,  with  respect  to  that  interest,  be  treated  as  a pass-through entity.

      Permitted  Investments--United  States government securities and other investment grade obligations specified in the related pooling and servicing agreement.

      Prepayment  Interest  Shortfall--For  a mortgage  loan that is  subject to a  mortgagor prepayment,  the amount that equals the difference  between a full month's interest due with respect to that  mortgage  loan and the amount of interest  paid or  recovered  with respect thereto.

      Principal  Prepayments--Any  principal  payments  received  with  respect to a mortgage loan, in advance of the scheduled due date and not  accompanied by a payment of interest for any period following the date of payment.

      Qualified  Insurer--As to a mortgage pool insurance  policy,  special hazard  insurance policy,  bankruptcy  policy,  certificate  insurance  policy  or  surety  bond,  an  insurer qualified under applicable law to transact the insurance business or coverage as applicable.

      Realized  Loss-- As to any  defaulted  mortgage  loan that is finally  liquidated,  the amount of loss  realized,  if any,  will equal the portion of the Stated  Principal  Balance plus accrued and unpaid interest remaining after application of all amounts  recovered,  net of amounts reimbursable to the master servicer for related Advances,  Servicing Advances and other  expenses,  towards  interest and principal owing on the mortgage loan. For a mortgage loan the  principal  balance  of which  has  been  reduced  in  connection  with  bankruptcy proceedings,  the amount of the  reduction  will be treated  as a Realized  Loss.  As to any mortgage  loan that has been the  subject  of a Debt  Service  Reduction,  the amount of the reduction  will be treated  as a Realized  Loss as  incurred.  For a mortgage  loan that has been modified,  following a default or if a default was reasonably  foreseeable,  the amount of principal that has been forgiven,  the amount by which a Monthly Payment has been reduced due to a reduction of the interest  rate,  and any Servicing  Advances that are forgiven and reimbursable to the master servicer or servicer.

      REMIC--A real estate  mortgage  investment  conduit as described in section 860D of the
Internal Revenue Code.

      REMIC Provisions--Sections 860A through 860G of the Internal Revenue Code.

      REO  Contract--A  contract  where  title to the  related  mortgaged  property  has been obtained  by the  trustee or its  nominee  on behalf of  certificateholders  of the  related series.

      REO Mortgage  Loan--A mortgage loan where title to the related  mortgaged  property has been obtained by the trustee or its nominee on behalf of  certificateholders  of the related series.

      Servicing  Advances--Amounts  advanced on any mortgage  loan to cover taxes,  insurance premiums,  foreclosure costs or similar expenses, including amounts representing the cost of some  related  services,  if the master  servicer and any  affiliate of the master  servicer provides  services such as appraisals and brokerage  services that are customarily  provided by persons other than servicers of mortgage loans.

                                                 145

      Special  Hazard  Amount--The  amount of Special  Hazard Losses that may be allocated to the subordinate certificates of the related series.

      Special  Hazard  Losses--A  Realized  Loss  incurred,  to the extent  that the loss was attributable to (i) direct physical damage to a mortgaged  property other than any loss of a type covered by a hazard insurance policy or a flood insurance  policy,  if applicable,  and
(ii) any shortfall in insurance  proceeds for partial  damage due to the  application of the co-insurance  clauses  contained  in hazard  insurance  policies.  The amount of the Special
Hazard Loss is limited to the lesser of the cost of repair or  replacement  of the mortgaged property;  any loss above that amount would be a Defaulted Mortgage Loss or other applicable type of loss.  Special  Hazard  Losses  does not include  losses  occasioned  by war,  civil insurrection,  certain  governmental  actions,  errors  in  design,  faulty  workmanship  or materials (except under certain circumstances),  nuclear reaction, chemical contamination or waste by the mortgagor.

      Special  Servicer--A  special servicer named under the pooling and servicing  agreement for a series of  certificates,  which will be  responsible  for the  servicing of delinquent loans.

      Spread--A  portion of  interest  due with  respect to the  mortgage  loans or  mortgage securities transferred as part of the assets of the related trust.

      Stated  Principal  Balance-- As to any mortgage  loan as of any date of  determination, its principal balance as of the cut-off date, after  application of all scheduled  principal payments due on or before the cut-off date,  whether received or not, reduced by all amounts allocable  to  principal  that are  distributed  to  certificateholders  before  the date of determination,  further  reduced to the extent that any Realized Loss has been  allocated to any  certificates  before that date,  and  increased  by the amount of any interest or other amounts  owing on the  mortgage  loan  that  have  been  capitalized  in  connection  with a modification.

      Subordinate  Amount--A specified portion of subordinated  distributions with respect to the mortgage loans,  allocated to the holders of the  subordinate  certificates as set forth in the accompanying prospectus supplement.

      Subsequent  Recoveries--  Subsequent  recoveries,  net of reimbursable  expenses,  with respect to  mortgage  loans that have been  previously  liquidated  and that  resulted  in a
Realized Loss.

      Subservicing  Account--An  account  established  and maintained by a subservicer  which meets the  requirements  described  in the Guide and is otherwise  acceptable  to the master servicer.

      Tax-Exempt  Investor--Tax-qualified retirement plans described in Section 401(a) of the
Internal Revenue Code and on individual  retirement accounts described in Section 408 of the
Internal Revenue Code.

      Tiered  REMICs--Two  or more REMICs  created  pursuant to Treasury  Regulation  Section
1.860F-2(a)(2).

                                                 146

Subject to Completion Dated February 23, 2006

S            Prospectus Supplement dated [ ] (To Prospectus dated [ ])

                                     $[ ]

                   Residential Asset Securities Corporation
                                  Depositor

                          RASC Series [ ]- [ ] Trust
                                Issuing Entity

                       Residential Funding Corporation
                         Master Servicer and Sponsor

               Mortgage Asset-Backed Pass-Through Certificates,
                               Series [ ]- [ ]

Offered Certificates

   The trust will consist primarily of a pool of one- to four-family fixed-rate and adjustable-rate first lien mortgage loans.  The trust will issue these  classes of certificates, that are offered under this prospectus supplement:

         o  3  classes  of senior  certificates  designated  Class  A-1,
      Class A-2 and Class A-3 Certificates, and

         o  9 classes  of  subordinated  certificates  designated  Class
      M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
      M-7, Class M-8 and Class M-9 Certificates,

all as more fully described in the table on page S-[___] of this prospectus supplement.

Information herein is subject to completion or amendment.  A registration statement relating to these securities has been filed with the Securities and
Exchange Commission.  This prospectus supplement will not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the offered certificates in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such State.

Credit Enhancement

   Credit enhancement for the offered certificates consists of:

o     excess cash flow and overcollateralization; and
o     subordination provided to the Class A Certificates by the Class M and
      Class B Certificates, and subordination provided to the Class M
      Certificates by each class of Class M Certificates with a lower payment priority and the Class B Certificates.

      [Holders of the certificates may also benefit from a series of interest rate cap payments from [_________] pursuant to a yield maintenance agreement as described in this prospectus supplement under "Description of the
Certificates--The Yield Maintenance Agreement" in this prospectus supplement.]

      [Distributions on the certificates will be on the 25th of each month or, if the 25th is not a business day, on the next business day, beginning
[____] 25, 200[__].

------------------------------------------------------------------------------
 You should consider carefully the risk factors beginning on page S-[     ]
 in this prospectus supplement.
------------------------------------------------------------------------------

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or determined that this prospectus supplement or the prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

   The Attorney General of the State of New York has not passed on or endorsed the merits of this offering.  Any representation to the contrary is unlawful.

   The certificates represents interests only in the trust, as the issuing entity, and do not represent interests in or obligations of Residential Asset
Securities Corporation, as the depositor, Residential Funding Corporation, as the sponsor, or any of their affiliates.

   [__________], as underwriters, will purchase all [but two] classes of the
[senior] certificates from the depositor in the amounts described in "Method of Distribution" on page S-[__] of this prospectus supplement.  The certificates are offered by the issuing entity through [_______________] to prospective purchasers from time to time in negotiated transactions at varying prices to be determined based on the market price at the time of sale.  The net proceeds to the depositor from the sale of these underwritten certificates will be approximately [_____] of the certificate principal balance of  these underwritten certificates plus accrued interest, before deducting expenses. There is no underwriting arrangement for the remaining
[two] classes of senior certificates.

                                     [ ]

                                 Underwriter

       Important Notice About Information Presented in this Prospectus
                  Supplement and the Accompanying Prospectus

      We provide information to you about the offered certificates in two separate documents that provide progressively more detail:

o     the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates; and

o     this prospectus supplement, which describes the specific terms of your series of certificates.

      The depositor's principal offices are located at 8400 Normandale Lake
Boulevard, Suite 250, Minneapolis, Minnesota 55437 and its telephone number is (952) 857-7000.

                              TABLE OF CONTENTS

   Special Yield and Prepayment Considerations  S-22

   Compliance with Local, State and Federal LawsS-32
   Performance Mortgage Loans...................S-33
   Mortgage Rate Adjustment of Adjustable-Rate

   Standard Hazard Insurance and Primary

   Determination of One-Month LIBORS.............S73

   Servicing and Other Compensation and

   [Sample Disclosure for Alternative Tax

  GLOBAL CLEARANCE, SETTLEMENT AND TAX

   Certain U.S. Federal Income Tax Documentation
      Requirements.................................4

                                    Summary

The following summary provides a brief description of material aspects of the offering and does not contain all of the information that you should consider in making your investment decision.  To understand the terms of the offered certificates, you should read carefully this entire document and the prospectus.
Issuing Entity........................   RASC Series [ ]-[ ]Trust.
Title of the offered certificates.....   Mortgage Asset-Backed Pass Through
                                         Certificates, Series [  ] - [  ].
Depositor.............................   Residential Asset Securities
                                         Corporation, an affiliate of
                                         Residential Funding Corporation.
Master servicer and sponsor...........   Residential Funding Corporation.
Subservicers..........................   Homecomings Financial Network, Inc., a
                                         wholly-owned subsidiary of Residential
                                         Funding Corporation, will subservice
                                         approximately ___% by principal amount
                                         of the mortgage loans.  [Identify any
                                         other subservicers that will service
                                         10% or more of the pool assets.]
Trustee...............................   [name of trustee]
Originators...........................   [Identify any Originators or group of
                                         Originators (other than Sponsor and
                                         affiliates of Sponsor) that originated
                                         10% or more of the pool assets]
Yield Maintenance Agreement Provider..   [ _____, the "Yield Maintenance
                                         Provider"]
Mortgage pool.........................   [   ] fixed and adjustable-rate first
                                         lien mortgage loans with an aggregate
                                         principal balance of approximately
                                         $[    ] as of the close of business on
                                         the day prior to the cut-off date.
Cut-off date..........................   [ ]
Closing date..........................   On or about [ ].
Distribution dates....................   On the 25th of each month or, if the
                                         25th is not a business day, on the
                                         next business day, beginning in [ ].
Form of offered certificates..........   Book-entry.
                                         See "Description of the
                                         Certificates--Book-Entry Registration
                                         of the Offered Certificates" in this
                                         prospectus supplement.

Minimum denominations.................   Class A and Class M-1 Certificates:
                                         $100,000.

                                         Class M-2, Class M-3, Class M 4,
                                         Class M 5, Class M-6, Class M-7,
                                         Class M-8 and Class M-9 Certificates:
                                         $250,000.
ERISA Considerations..................   Subject to the considerations
                                         described in this prospectus
                                         supplement, the offered certificates
                                         are expected to be considered eligible
                                         for purchase by persons investing
                                         assets of employee benefit plans or
                                         individual retirement accounts.
                                         See "ERISA Considerations" in this
                                         prospectus supplement and in the
                                         accompanying prospectus.
Legal investment......................   The offered certificates will not be
                                         "mortgage related securities" for
                                         purposes of the Secondary Mortgage
                                         Market Enhancement Act of 1984.
                                         See "Legal Investment" in this
                                         prospectus supplement and "Legal
                                         Investment Matters" in the prospectus.

                             Offered Certificates
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Class   Pass-Through    Initial      Initial      Designations       Final
                       Certificate                                  Scheduled
                        Principal     Rating                       Distribution
             Rate        Balance    (S&P/Moody's)                     Date
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Class A Certificates:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  A-1     Adjustable        $[ ]      AAA/Aaa   Senior/Adjustable    [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  A-2     Adjustable        $[ ]      AAA/Aaa   Senior/Adjustable    [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  A-3     Adjustable        $[ ]      AAA/Aaa   Senior/Adjustable    [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Class A               $[ ]
Certificates:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Class M Certificates:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  M-1     Adjustable        $[ ]      AA+/Aa1   Mezzanine/Adjustable [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  M-2     Adjustable        $[ ]      AA/Aa2    Mezzanine/Adjustable [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  M-3     Adjustable        $[ ]      AA-/Aa3   Mezzanine/Adjustable [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  M-4     Adjustable        $[ ]       A+/A1    Mezzanine/Adjustable [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  M-5     Adjustable        $[ ]       A/A2     Mezzanine/Adjustable [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  M-6     Adjustable        $[ ]       A-/A3    Mezzanine/Adjustable [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  M-7     Adjustable        $[ ]     BBB+/Baa1  Mezzanine/Adjustable [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  M-8     Adjustable        $[ ]     BBB/Baa2   Mezzanine/Adjustable [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  M-9     Adjustable        $[ ]     BBB-/Baa3  Mezzanine/Adjustable [date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Class M               $[ ]
Certificates:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Offered               $[ ]
Certificates:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           Non-Offered Certificates
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  B-1     Adjustable        $[ ]      BB+/Ba1   Subordinate/Adjustabl[date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  B-2     Adjustable        $[ ]      BB/Ba2    Subordinate/Adjustabl[date]
                                                       Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   SB        N/A            $[ ]        NR         Subordinate         N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  R-I        N/A           N/A          NR           Residual          N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  R-II       N/A           N/A          NR           Residual          N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total non-offered           $[ ]
certificates:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total offered and           $[ ]
non offered
certificates:
-------------------------------------------------------------------------------

Other Information:

Only the offered certificates are offered for sale pursuant to the prospectus supplement and the related prospectus.  The non-offered certificates will be sold by the depositor in a transaction exempt from registration under the
Securities Act of 1933.

Pass-Through Rates:

The pass-through rate on each class of Class A, Class M and Class B
Certificates will be the lesser of:

o     a per annum rate equal to one-month LIBOR plus the related margin; and

o     the weighted average of the net mortgage rates of the mortgage loans, adjusted to a rate based on the actual number of days in a month and a
   360-day year, and as adjusted to account for payments required to be made under the yield maintenance agreement, if any.

                                Related Margin

               Class                 (1)                   (2)
                A-1                  [ ]                   [ ]
                A-2                  [ ]                   [ ]
                A-3                  [ ]                   [ ]
                M-1                  [ ]                   [ ]
                M-2                  [ ]                   [ ]
                M-3                  [ ]                   [ ]
                M-4                  [ ]                   [ ]
                M-5                  [ ]                   [ ]
                M-6                  [ ]                   [ ]
                M-7                  [ ]                   [ ]
                M-8                  [ ]                   [ ]
                M-9                  [ ]                   [ ]
                B-1                  [ ]                   [ ]
                B-2                  [ ]                   [ ]
          ________________________
---------------------------------------------------------------------
          (1) Initially.
          (2) On or after the second distribution date after the
              first possible optional termination date.

                          TRANSFER OF MORTGAGE LOANS

The diagram below illustrates the sequence of transfers of the mortgage loans that are included in the mortgage pool.  Various loan sellers will, on or prior to the closing date, sell the mortgage loans to Residential Funding
Corporation, as sponsor.  Residential Funding Corporation will, simultaneously with the closing of the transaction described herein, sell the mortgage loans to Residential Asset Securities Corporation, as the depositor.  The depositor will then transfer the mortgage loans to the trustee, on behalf of the trust that is the issuing entity.  The trustee will accordingly own the mortgage loans for the benefit of the holders of the certificates.  See "Pooling and Servicing Agreement - The Trustee" in this prospectus supplement in the prospectus.  For a description of the affiliations among various transaction parties, see "Affiliations Among
Transaction Parties" in this prospectus supplement.

                                Mortgage Loan Sellers
                                          |
                                          |      sale of mortgage loans
                                          V
                            Residential Funding Corporation
                              (Sponsor and Master Servicer)
                                          |
                                          |      sale of mortgage loans
                                          V
                         Residential Asset Securities Corporation
                                      (Depositor)
                                          |
                                          |      sale of mortgage loans
                                          V
                                [Name of Trustee]
                                     (Trustee)
                   (owner of mortgage loans on behalf of issuing entity
                        for the benefit of holders of certificates)

The Trust

The depositor will establish a trust with respect to the Series [  ]-[
]Certificates.  On the closing date, the depositor will deposit the pool of mortgage loans described in this prospectus supplement into the trust.  Each certificate will represent a partial ownership interest in the trust.

The Mortgage Pool

The mortgage loans will consist of fixed-rate and adjustable-rate first lien mortgage loans.  The mortgage loans to be deposited into the trust will have the following characteristics as of the cut off date:

 -------------------------------------
                           Weighted
                 Range     Average
 Principal       $[ ] to   $[ ]*
 balance         $[ ]
 Mortgage rate   [ ] to    [ ]
                 [ ]
 Remaining term
 to stated
 maturity        [ ] to [
 (months)        ]         [ ]
 * Principal balance is an average.
 -------------------------------------

------------------------------------------------------------------------------
The following tables describe certain characteristics of the mortgage loans included in the trust as of the cut-off date:

 Types of Interest    NumberPrinciPercent
                       of         eof
 Rates [Include as    MortgaBalancMortgage
 applicable]          Loans ge    Loans
  Fixed rate loans
  Adjustable-rate
  loans
    Total............             100.00%

==============================================================================

                      Number      Percent
 Loan Purpose          of   Princieof
 [Include as          MortgaBalancMortgage
 applicable]          Loans ge    Loans
  Purchase...........
  Rate/Term Refinance
  Equity Refinance...
    Total............             100.00%

==============================================================================

                      Number      Percent
 Loan Documentation    of   Princieof
 [Include as          MortgaBalancMortgage
 applicable]          Loans ge    Loans
  Full/Alternate
  Documentation......
  Reduced
  Documentation......
  No Stated Income...
  No Income/No Asset
  Verification.......
    Total............             100.00%

==============================================================================

The properties securing the mortgage loans include single-family detached properties, properties in planned unit developments, two-to-four family units, condominiums, townhouses and condotels.

The interest rate on each adjustable rate mortgage loan will adjust on each adjustment date to equal the sum of the related index and the related note margin on the mortgage note, subject to periodic rate caps and a maximum and minimum interest rate, as described in this prospectus supplement.

The mortgage loans were originated using less restrictive underwriting standards than the underwriting standards applied by some other first lien mortgage loan purchase programs, including other programs of Residential
Funding Corporation, referred to in this prospectus supplement as Residential
Funding, and the programs of Fannie Mae and Freddie Mac.

The securities described on the table on page [S-__] are the only securities backed by this mortgage pool that will be issued.

See "Risk Factors--Risks Associated with the Mortgage Loans" in this prospectus supplement.

For additional information regarding the mortgage pool, see "Description of the Mortgage Pool" in this prospectus supplement.

Servicing

Residential Funding Corporation will master service the mortgage loans, as more fully described under "Pooling and Servicing Agreement" herein.

The servicing fees for each mortgage loan are payable out of the interest payments on that mortgage loan prior to payments to certificateholders.  The servicing fees relating to each mortgage loan will be at least [ ]% per annum and not more than [ ]% per annum of the outstanding principal balance of that mortgage loan, with a weighted average servicing fee of approximately [___]%
per annum.  The servicing fees consist of (a) servicing fees payable to the master servicer, which are payable with respect to each mortgage loan at a rate of either [ ]% or [ ]% per annum, depending on the type of mortgage loan, and (b) subservicing fees payable to the subservicer, which are payable with respect to each mortgage loan at a rate of [ ]% per annum, and other related compensation payable to the subservicer, including [any payment due to prepayment charges on the related mortgage loans and] such compensation paid to the master servicer as the direct servicer of a mortgage loan for which there is no subservicer.

Repurchases or Substitutions of Mortgage Loans

If Residential Funding Corporation cannot cure a breach of any representation or warranty made by it and assigned to the trustee for the benefit of the certificateholders relating to a mortgage loan within 90 days after notice from the trustee or servicer, and the breach materially and adversely affects the interests of the certificateholders in the mortgage loan, Residential
Funding Corporation will be obligated to purchase the mortgage loan at a price equal to its principal balance as of the date of purchase plus accrued and unpaid interest to the first day of the month following the month of repurchase, less the amount payable in respect of servicing compensation or reimbursement.

Likewise, as described under "Description of the Certificates--Review of
Mortgage Loan or Contract Documents" in the prospectus, if Residential
Funding Corporation cannot cure certain documentary defects with respect to a mortgage loan, Residential Funding Corporation will be required to repurchase the related mortgage loan.

In addition, Residential Funding Corporation may substitute a new mortgage loan for the repurchased mortgage loan that was removed from the trust within two years after the closing date if it delivers an opinion of counsel with respect to certain tax matters.  Any substitute mortgage loan  will be required to satisfy certain conditions regarding its outstanding principal balance, mortgage rate, LTV ratio and remaining term to maturity, as described more fully under "The Trusts - Limited Right of Substitution" in the prospectus.  See also "The Trusts--Repurchases of Mortgage Collateral" in the prospectus.

Payments on the Offered Certificates

Amount available for monthly distribution.  On each distribution date, the trustee will make distributions to investors.  The amounts available for distribution will include:

o     collections of monthly payments on the mortgage loans, including prepayments and other unscheduled collections; plus

o     advances for delinquent payments on the mortgage loans that are deemed recoverable by the Master Servicer; minus

o     fees and expenses of the subservicers and the master servicer for the mortgage loans, including reimbursement for advances.

See "Description of the Certificates--Glossary of Terms--Available Distribution
Amount" in this prospectus supplement.

Priority of Payments.  Payments to the certificateholders will be made from the available distribution amount as follows:

o     distribution of interest to the certificates;
   and

o     distribution of principal collections as principal distributions to the certificates.

The remaining amounts will be distributed for the following purposes in the amounts and priority set forth under "Description of the Certificates--Excess
Cash Flow and Overcollateralization" in this prospectus supplement:

o     distribution of principal to cover some realized losses;

o     distribution of additional principal in order to maintain the required level of overcollateralization;

o     payment in respect of prepayment interest shortfalls for that distribution date and remaining unpaid from prior distribution dates;

o     payment in respect of basis risk shortfalls;

o     payment in respect of shortfalls due to the Servicemembers Civil Relief
   Act for that distribution date;

o     payment in respect of the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

o     distribution of any remaining funds to the Class SB Certificates and
   Class R Certificates as described in the pooling and servicing agreement.

See "Description of the Certificates--Interest Distributions," "--Principal
Distributions" and "--Excess Cash Flow and Overcollateralization" in this prospectus supplement.

Interest Distributions.  The amount of interest owed to each class of
Class A, Class M and Class B Certificates on each distribution date will equal:

o     the pass-through rate for that class of certificates; multiplied by

o     the certificate principal balance of that class of certificates as of the day immediately prior to the related distribution date; multiplied by

o     the actual number of days in the related interest accrual period divided by 360; minus

o     the share of some types of interest shortfalls allocated to that class, such as prepayment interest shortfalls, the interest portion of realized losses not allocated through subordination and the interest portion of any advances made with respect to delinquencies that were ultimately determined to be hazard losses, fraud losses or bankruptcy losses in excess of specified amounts or extraordinary losses, as described more fully in the definition of "Accrued Certificate Interest" in "Description of the Certificates --Glossary of Terms" in this prospectus supplement.

See "Description of the Certificates--Interest Distributions" in this prospectus supplement.

Allocations of Principal.  Principal distributions on the certificates will be made primarily from principal payments on the mortgage loans as described in this prospectus supplement.

In addition, the Class A, Class M and Class B Certificates will receive a distribution of principal to the extent of any excess cash flow from the mortgage loans available to cover realized losses and then, to increase the amount of overcollateralization so that the required level of overcollateralization is maintained, as and to the extent described in this prospectus supplement.

See "Description of the Certificates--Principal Distributions" and "--Excess
Cash Flow and Overcollateralization" in this prospectus supplement.

Credit Enhancement

The credit enhancement for the benefit of the offered certificates consists of:

Excess Cash Flow.  Because more interest with respect to the mortgage loans is payable by the mortgagors than is expected to be necessary to pay the interest on the Class A, Class M and Class B Certificates each month and related expenses, there may be excess cash flow with respect to the mortgage loans.  Some of this excess cash flow may be used to protect the offered certificates against some realized losses by making an additional payment of principal up to the amount of the realized losses.

Overcollateralization.  On each distribution date, to the extent not used to cover realized losses, excess cash flow will be used to pay principal to the
Class A, Class M and Class B Certificates as described in this prospectus supplement, reducing the aggregate certificate principal balances of those certificates below the aggregate principal balance of the mortgage loans, to the extent necessary to maintain the required level of
overcollateralization.  The excess amount of the balance of the mortgage loans represents overcollateralization, which may absorb some realized losses on the mortgage loans, if not covered by excess cash flow.

Subordination.  So long as the Class B Certificates remain outstanding, realized losses on the mortgage loans which are not covered by excess cash flow, overcollateralization [or the other credit enhancement described below]
will be allocated to the Class B Certificates and the other classes of certificates will not bear any portion of such realized losses.  Once the aggregate certificate principal balance of the Class B Certificates has been reduced to zero and if one or more classes of the Class M Certificates remain outstanding, realized losses on the mortgage loans which are not covered by excess cash flow, overcollateralization [or the other credit enhancement described below] will be allocated to the Class M Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such realized losses.  If none of the Class M Certificates are outstanding, all such realized losses will be allocated to the Class A-1,
Class A-2 and Class A-3 Certificates on a pro rata basis, until the certificate principal balances thereof have been reduced to zero.

[Insert as applicable:  Other Credit Enhancement.  [Description of other credit enhancement, including a cross reference to financial disclosure required by Item 1114(b) for credit enhancers.]

[Yield Maintenance Agreement

The holders of the offered certificates and the Class B Certificates may benefit from a series of interest rate cap payments from [  ] pursuant to a yield maintenance agreement as described in this prospectus supplement.  The yield maintenance agreement is intended to partially mitigate the interest rate risk that could result from the difference between one-month LIBOR plus the related margin and the net WAC rate cap as described in this prospectus supplement.  The yield maintenance agreement will terminate after the distribution date in [  ].

See "The Yield Maintenance Agreement Provider" and "Description of the
Certificates--The Yield Maintenance Agreement" in this prospectus supplement.]

Advances

With respect to any month, if the master servicer does not receive the full scheduled payment on a mortgage loan, the master servicer will advance its own funds to cover that shortfall.  However, the master servicer will make an advance only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

See "Description of the Certificates--Advances" in this prospectus supplement.

Optional Termination

On any distribution date on which the aggregate stated principal balance of the mortgage loans, after giving effect to distributions to be made on that distribution date, is less than 10% of the aggregate principal balance of the mortgage loans as of the cut-off date, the master servicer or the holder of the Class SB Certificates, as described in the pooling and servicing agreement, may, but will not be required to:

o     purchase from the trust all of the remaining mortgage loans and cause an early retirement of the certificates;

           or

o     purchase all of the certificates.

The optional termination price paid by the master servicer or the holder of the Class SB Certificates, as applicable, will also include certain amounts owed by Residential Funding as seller of the mortgage loans, under the terms of the agreement pursuant to which Residential Funding sold the mortgage loans to the depositor, that remain unpaid on the date of the optional termination.

An optional purchase of any class of certificates will cause the outstanding certificate principal balance of those certificates to be paid in full with accrued interest.

See "Pooling and Servicing Agreement-- Termination" in this prospectus supplement and "The Pooling and Servicing Agreement--Termination; Retirement
of Certificates" in the prospectus.

Ratings

When issued, the offered certificates will receive the ratings listed on page
S-6 of this prospectus supplement.  A security rating is not a recommendation to buy, sell or hold a security and may be changed or withdrawn at any time by the assigning rating agency.  The ratings also do not address the rate of principal prepayments on the mortgage loans.  The rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the offered certificates.  In addition, the ratings do not address the likelihood of the receipt of any amounts in respect of prepayment interest shortfalls, relief act shortfalls, basis risk shortfalls
[or amounts received under the yield maintenance agreement.]

See "Ratings" in this prospectus supplement.

Legal Investment

The offered certificates will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.  You
should consult your legal advisors in determining whether and to what extent the offered certificates constitute legal investments for you.

See "Legal Investment" in this prospectus supplement for important information concerning possible restrictions on ownership of the offered certificates by regulated institutions.

ERISA Considerations

Subject to the considerations described in "ERISA Considerations" in this prospectus supplement, the offered certificates are expected to be considered eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Tax Status

For federal income tax purposes, the depositor will elect to treat the trust, exclusive of the yield maintenance agreement, as two REMICs.  The offered certificates will each represent ownership of a regular interest in a REMIC,
[coupled with an interest in the yield maintenance agreement.]  The offered certificates generally will be treated as debt instruments for federal income tax purposes.  Offered certificateholders will be required to include in income all interest and original issue discount, if any, on their certificates in accordance with the accrual method of accounting regardless of the certificateholder's usual method of accounting.  For federal income tax purposes, the residual certificates will represent the sole residual interest in each REMIC.

For further information regarding the federal income tax consequences of investing in the offered certificates, see "Material Federal Income Tax
Consequences" in this prospectus supplement and in the prospectus.

                                 Risk Factors

      The offered certificates are not suitable investments for all investors.  In particular, you should not purchase the offered certificates unless you understand the prepayment, credit, liquidity and market risks associated with the offered certificates.

      The offered certificates are complex securities.  You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation and tolerance for risk.

      You should carefully consider, the following risk factors in connection with the purchase of the offered certificates:

Risks Associated with the Mortgage Loans

The return on your     Losses on the mortgage loans may occur due to a wide
certificates may be    variety of causes, including a decline in real estate
affected by realized   values and adverse changes in the borrower's financial
losses on the          condition.  A decline in real estate values or economic
mortgage loans, which  conditions nationally or in the regions where the
could occur due to a   mortgaged properties are located may increase the risk of
variety of causes      realized losses on the mortgage loans.
Underwriting           The mortgage loans have been originated using
standards may affect   underwriting standards that are less restrictive than the
the risk of loss on    underwriting requirements used as standards for other
the mortgage loans     first lien mortgage loan purchase programs, including
                       other programs of Residential Funding and the programs of
                       Fannie Mae and Freddie Mac.  Applying less restrictive
                       underwriting standards creates additional risks that
                       realized losses on the mortgage loans will be allocated
                       to certificateholders.
                       Examples include the following:
                       o     mortgage loans made to borrowers having imperfect
                            credit histories, which constitute [  %] of the
                            mortgage pool by principal balance, may increase the
                            likelihood that the borrower will stop making
                            monthly payments if the borrower's financial
                            condition deteriorates;
                       o     mortgage loans where the amount of the loan at
                            origination is 80% or more of the value of the
                            mortgaged property, which constitute [  %] of the
                            mortgage pool by principal balance, may increase the
                            risk that the value of the mortgaged property will
                            not be sufficient to satisfy the mortgage loan upon
                            foreclosure;
                       o     mortgage loans made to borrowers with low credit
                            scores, which constitute [  %] of the mortgage pool
                            by principal balance, may increase the likelihood
                            that the borrower will stop making monthly payments
                            if the borrower's financial condition deteriorates;
                       o     mortgage loans made to borrowers who have other
                            debt that represents a large portion of his or her
                            income, which constitute [  %] of the mortgage pool
                            by principal balance, may result in a deterioration
                            of the borrower's financial condition could make it

                            difficult for the borrower to continue making
                            mortgage payments; and
                       o     mortgage loans made to borrowers whose income is
                            not required to be disclosed or verified, which
                            constitute [  %] of the mortgage pool by principal
                            balance, may increase the risk that the borrower's
                            income is less than that represented.

                       The foregoing characteristics of the mortgage loans may
                       adversely affect the performance of the mortgage pool and
                       the value of the offered certificates as compared to
                       other mortgage pools and other series of mortgage
                       pass-through certificates issued by the depositor and its
                       affiliates.
                       Investors should note that approximately [ ]% of the
                       cut-off date principal balance of the mortgage loans were
                       made to borrowers that had credit scores of less than
                       600, excluding credit scores that were not available.

                       The mortgage loans with higher loan-to-value ratios may
                       also present a greater risk of loss.  Approximately [ ]%
                       of the cut-off date principal balance of the mortgage
                       loans are mortgage loans with loan-to-value ratios at
                       origination in excess of 80% and are not insured by a
                       borrower or non-borrower paid primary mortgage insurance
                       policy.
                       Some of the mortgage loans with loan-to-value ratios over
                       80% are insured by primary mortgage insurance to the
                       extent described in this prospectus.  However, if the
                       insurer is unable to pay a claim, the amount of loss
                       incurred on those loans may be increased.
                       In addition, in determining loan-to-value ratios for
                       certain mortgage loans, the value of the related
                       mortgaged property may be based on an appraisal that is
                       up to 24 months old if there is a supporting broker's
                       price opinion, automated valuation, drive-by appraisal or
                       other certification of value.  If such an appraisal does
                       not reflect current market values and such market values
                       have declined, the likelihood that proceeds from a sale
                       of the mortgaged property may be insufficient to repay
                       the mortgage loan is increased.
Some of the mortgage   As of the cut-off date, approximately [ ]% of the
loans are delinquent,  mortgage loans are 30 to 59 days delinquent in payment of
which may increase     principal and interest.  Mortgage loans with a history of
the risk of loss on    delinquencies are more likely to experience delinquencies
the mortgage loans.    in the future.  See "Description of the Mortgage Pool" in
                       this prospectus supplement.
The return of the      One risk associated with investing in mortgage-backed
offered certificates   securities is created by any concentration of the related
may be particularly    properties in one or more specific geographic regions.
sensitive to changes   Approximately [ ]% of the mortgage loans are located in [
in real estate         ].  If the regional economy or housing market weakens in
markets in specific    [ ] or in any other region having a significant
regions.               concentration of properties underlying the mortgage
                       loans, the mortgage loans in that region may experience
                       high rates of loss and delinquency resulting in realized
                       losses to the offered certificateholders.  A region's
                       economic condition and housing market may also be
                       adversely affected by a variety of events, including
                       natural disasters such as earthquakes, hurricanes, floods
                       and eruptions, civil disturbances such as riots,
                       disruptions such as ongoing power outages, or hostilities
                       such as terrorist actions or acts of war.

                       [The economic impact of any of those events may also be
                       felt in areas beyond the region immediately affected by
                       the disaster or disturbance.  The properties underlying
                       the mortgage loans may be concentrated in these regions.
                       This concentration may result in greater losses to
                       certificateholders than those generally present for
                       similar mortgage-backed securities without that
                       concentration.]  [Concentrations material to an
                       individual offering will be disclosed.]
[Rising interest       The mortgage loans are adjustable rate mortgage loans
rates may adversely    whose interest rates increase as the applicable index
affect the value of    increases.  If market interest rates increase
your certificates.     significantly, the likelihood that borrowers may not be
                       able to pay their increased interest payments would
                       increase, resulting in greater defaults on the mortgage
                       loans.  In addition, rising interest rates may adversely
                       affect housing prices and the economy generally, thereby
                       increasing the likelihood of defaults and losses on the
                       mortgage loans.]
A transfer of master   If the master servicer defaults in its obligations under
servicing in the       the pooling and servicing agreement, the master servicing
event of a master      of the mortgage loans may be transferred to the trustee
servicer default may   or an alternate master servicer, as described under "The
increase the risk of   Pooling and Servicing Agreement -- Rights Upon Event of
payment application    Default" in the prospectus.  In the event of such a
errors                 transfer of master servicing there may be an increased
                       risk of errors in applying payments from borrowers or in
                       transmitting information and funds to the successor
                       master servicer.
[High LTV Loans
Without Mortgage
Insurance
The mortgage pool      [_____] mortgage loans representing approximately [___]%
includes certain       of the aggregate principal balance of the mortgage loans
loans that may be      as of the cut-off date have an LTV ratio at origination
subject to a higher    in excess of 80% but are not insured by a primary
risk of loss           mortgage insurance policy.  Although primary mortgage
                       insurance policy is generally required for mortgage loans
                       with an LTV ratio in excess of 80%, no such insurance was
                       required for these loans under the applicable
                       underwriting criteria.  The likelihood that the value of
                       the related mortgaged property would not be sufficient to
                       satisfy the mortgage loan upon foreclosure is greater for
                       these types of loans, resulting in a higher likelihood of
                       losses with respect to these types of loans.]
[Risks Relating to
Primary Mortgage
Insurers]
You may incur losses   [_____] mortgage loans representing approximately [___]%
if a primary mortgage  of the aggregate principal balance of the mortgage loans insurer fails to make  as of the cut-off date have an LTV ratio at origination
payments under a       in excess of 80% and are insured by a primary mortgage
primary mortgage       insurance policy issued by [insert names of primary
insurance policy       mortgage insurers].  If such a mortgage loan were subject
                       to a foreclosure and the value of the related mortgaged
                       property were not sufficient to satisfy the mortgage

                       loan, payments under the primary mortgage insurance
                       policy would be required to avoid any losses, or to
                       reduce the losses on, such a mortgage loan.  If the
                       insurer is unable or refuses to pay a claim, the amount
                       of such losses would be allocated to holders of
                       certificates as realized losses.]
[Risks Relating to
Cooperative Loans]
Cooperative loans      [_____] mortgage loans representing approximately [___]%
have certain           of the aggregate principal balance of the mortgage loans
characteristics that   as of the cut-off date are not secured directly by real
may increase the risk  property but are cooperative loans.  A cooperative loan
of loss                is secured by a first lien on shares issued by the
                       cooperative corporation that owns the related apartment
                       building and on the related proprietary lease or
                       occupancy agreement granting exclusive rights to occupy a
                       specific unit within the cooperative.  Cooperative loans
                       have certain characteristics that may increase the
                       likelihood of losses, [although historically the rate of
                       losses on cooperative loans has been comparable to losses
                       on non-cooperative mortgage loans].
                       The proprietary lease or occupancy agreement securing a
                       cooperative loan is subordinate, in most cases, to any
                       blanket mortgage on the related cooperative apartment
                       building or on the underlying land.  If the cooperative
                       is unable to meet the payment obligations (i) arising
                       under an underlying mortgage, the mortgagee holding an
                       underlying mortgage could foreclose on that mortgage and
                       terminate all subordinate proprietary leases and
                       occupancy agreements or (ii) arising under its land
                       lease, the holder of the landlord's interest under the
                       land lease could terminate it and all subordinate
                       proprietary leases and occupancy agreements.
                       Additionally, the proprietary lease or occupancy
                       agreement may be terminated and the cooperative shares
                       may be cancelled by the cooperative if the
                       tenant-stockholder fails to pay maintenance or other
                       obligations or charges owed by the tenant-stockholder.  A
                       default by the tenant-stockholder under the proprietary
                       lease or occupancy agreement will usually constitute a
                       default under the security agreement between the lender
                       and the tenant-stockholder.  In the event of a
                       foreclosure under a cooperative loan, the mortgagee will
                       be subject to certain restrictions on its ability to
                       transfer the collateral and the use of proceeds from any
                       sale of collateral.  See "Certain Legal Aspects of
                       Mortgage Loans and Contracts--The Mortgage
                       Loans--Cooperative Loans" in the prospectus.]
[Risks Relating to
Loans Secured by
Manufactured Housing]
Manufactured housing   [_____] mortgage loans representing approximately [___]%
contracts have         of the aggregate principal balance of the mortgage loans
certain                as of the cut-off date are contracts secured by
characteristics that   manufactured homes.
may increase the
likelihood of losses   Manufactured housing generally depreciates in value,
                       regardless of its location.  As a result, the market
                       value of a manufactured home may decline faster than the
                       outstanding principal balance of the contract related to

                       that manufactured home.  Therefore, amounts received upon
                       the sale of any manufactured home repossessed by the
                       servicer may be less than the outstanding amount of the
                       related contract.
                       If losses on the contracts are not covered by the credit
                       enhancement described herein, payments on certificates
                       will be delayed and losses will be borne by the holders
                       of the certificates.
Defects in security    Each seller of contracts will represent and warrant to
interests could        the sponsor that its transfer of the contracts sold by it
result in losses       to the sponsor, the sponsor will represent and warrant
                       that its transfer of the contracts to the depositor and
                       the depositor will represent and warrant that its
                       transfer of the contracts to the trustee, is a sale of
                       all of its right, title, and interest in and to those
                       contracts.
                       The depositor will take steps under the UCC to perfect
                       the trustee's interest in the contracts. The UCC,
                       however, may not govern these transfers, and if some
                       other action is required under applicable law and has not
                       been taken, payments to you could be delayed or reduced.
                       Each seller of contracts will also represent and warrant
                       to the sponsor that its transfer of the contracts sold by
                       it to the sponsor, the sponsor will represent and warrant
                       that its transfer of the contracts to the depositor and
                       the depositor will represent, warrant, and covenant that
                       its transfer of the contracts to the trustee, is
                       perfected and free and clear of the lien or interest of
                       any other entity. If this is not true, the trustee's
                       interest in the contracts could be impaired, and payments
                       to you could be delayed or reduced. For instance,
                       |X|   a prior or subsequent transferee of the contracts
                             could have an interest in the contracts superior to
                             the interest of the trustee;

                       |X|   a tax, governmental, or other nonconsensual lien
                             that attaches to the property of an originator, the
                             seller or the depositor could have priority over
                             the interest of the trustee in the contracts;

                       |X|   the administrative expenses of a bankruptcy trustee
                             for an originator, the seller or the depositor
                             could be paid from collections on the contracts
                             before holders of the certificates receive any
                             payments; and

                       |X|   if bankruptcy proceedings were commenced by or
                             against an originator, the seller or the depositor,
                             or if certain time periods were to pass, the
                             trustee may lose its perfected interest in
                             collections on the contracts.

Limited Obligations
Payments on the           Credit enhancement includes excess cash flow,
mortgage loans and           overcollateralization, and with respect to the
the other assets of          Class A Certificates, the subordination provided by
the trust are the            the Class M and Class B Certificates, and with
sole source of               respect to the Class M Certificates, the
distributions on your        subordination provided by any Class M Certificates
certificates.                with a lower payment priority and the Class B
                             Certificates, in each case as described in this
                             prospectus supplement.  Therefore, if there is no
                             excess cash flow, the amount of
                             overcollateralization is reduced to zero and the
                             Class B Certificates are reduced to zero,
                             subsequent realized losses generally will be
                             allocated to the most subordinate Class M
                             Certificates, in each case until the certificate
                             principal balance of such class has been reduced to
                             zero and after the Class M Certificates, subsequent
                             realized losses generally will be allocated to the
                             Class A-1, Class A-2 and Class A-3 Certificates on
                             a pro rata basis, until the certificate principal
                             balances thereof have been reduced to zero.
                          None of the depositor, the master servicer or any of
                             their affiliates will have any obligation to
                             replace or supplement the credit enhancement, or to
                             take any other action to maintain any rating of the
                             offered certificates.  If any realized losses are
                             incurred on the mortgage loans that are not covered
                             by the credit enhancement, the holders of the
                             offered certificates will bear the risk of these
                             realized losses.
                          See "Description of the Certificates--Allocation of
                             Losses" in this prospectus supplement.

Liquidity Risks
You may have to hold   A secondary market for your certificates may not
your certificates to   develop.  Even if a secondary market does develop, it may
maturity if their      not continue, or it may be illiquid.  Neither the
marketability is       underwriter nor any other person will have any obligation
limited.               to make a secondary market in your certificates.
                       Illiquidity means you may not be able to find a buyer to
                       buy your certificates readily or at prices that will
                       enable you to realize a desired yield.  Illiquidity can
                       have an adverse effect on the market value of the offered
                       certificates.
                       Any class of offered certificates may experience
                       illiquidity, although generally illiquidity is more
                       likely for classes that are especially sensitive to
                       prepayment, such as the Class A-P Certificates and the
                       Class A-V Certificates, credit or interest rate risk,
                       such as the Class M Certificates, or that have been
                       structured to meet the investment requirements of limited
                       categories of investors.
Withdrawal or          A security rating is not a recommendation to buy, sell or
downgrading of         hold securities.  Similar ratings on different types of
initial ratings will   securities do not necessarily mean the same thing.  We
likely reduce the      recommend that you analyze the significance of each
prices for             rating independently from any other rating.  Any rating
certificates           agency may change its rating of the offered certificates

                       after the offered certificates are issued if that rating
                       agency believes that circumstances have changed.  Any
                       subsequent withdrawal or downgrade in rating will likely
                       reduce the price that a subsequent purchaser will be
                       willing to pay for the offered certificates.
Special Yield and Prepayment Considerations
The yield to maturity  The yield to maturity on your certificates will depend on
on your certificates   a variety of factors, including:
will vary depending
on various factors.    o     the rate and timing of principal payments on the
                             mortgage loans, including prepayments, defaults and
                             liquidations and repurchases due to breaches of
                             representations and warranties,
                       o     the allocation of principal distributions among the
                             various classes of certificates,
                       o     the rate and timing of realized losses and interest
                             shortfalls on the mortgage loans,
                       o     the pass-through rate for your certificates,
                       o     the purchase price you paid for your certificates,
                             and
                       o     the timing of the exercise of the optional
                             termination by the master servicer or the holder of
                             the Class SB Certificates, as applicable.
                       The rates of prepayments and defaults are two of the most
                       important and least predictable of these factors.  No
                       assurances are given that the mortgage loans will prepay
                       at any particular rate.
                       [In addition, the master servicer or servicer may
                       purchase any mortgage loan or contract that is at least
                       three months delinquent.  Such repurchases would increase
                       the prepayment rates on the mortgage loans.]
                       In general, if you purchase a certificate at a price
                       higher than its outstanding certificate principal balance
                       and principal distributions occur faster than you assumed
                       at the time of purchase, your yield will be lower than
                       anticipated.  Conversely, if you purchase a certificate
                       at a price lower than its outstanding certificate
                       principal balance and principal distributions occur more
                       slowly than you assumed at the time of purchase, your
                       yield will be lower than anticipated.
The rate of            Since mortgagors can generally prepay their mortgage
prepayments on the     loans at any time, the rate and timing of principal
mortgage loans will    distributions on the offered certificates are highly
vary depending on      uncertain.  Generally, when market interest rates
future market          increase, mortgagors are less likely to prepay their
conditions and other   mortgage loans.  This could result in a slower return of
factors.               principal to you at a time when you might have been able
                       to reinvest those funds at a higher rate of interest than
                       the applicable pass-through rate.  On the other hand,

                       when market interest rates decrease, borrowers are
                       generally more likely to prepay their mortgage loans.
                       This could result in a faster return of principal to you
                       at a time when you might not be able to reinvest those
                       funds at an interest rate as high as the applicable
                       pass-through rate.
                       Refinancing programs, which may involve soliciting all or
                       some of the mortgagors to refinance their mortgage loans,
                       may increase the rate of prepayments on the mortgage
                       loans.  These programs may be conducted by the master
                       servicer or any of its affiliates, the subservicers or a
                       third party, and may included streamlined documentation
                       programs.  Streamlined documentation programs involve
                       less verification of underwriting information than
                       traditional documentation programs.  [___] of the
                       mortgage loans, representing [___%] of the aggregate
                       principal balance of the mortgage loans, were originated
                       under streamlined documentation programs.
                       Approximately [ ]% of the mortgage loans provide for
                       payment of a prepayment charge.  Prepayment charges may
                       reduce the rate of prepayment on the mortgage loans until
                       the end of the period during which these prepayment
                       charges apply.  Prepayment charges received on the
                       mortgage loans may be waived and in any case will not be
                       available for distribution on the offered certificates.
                       See "Description of The Mortgage Pool" and "Yield and
                       Prepayment Considerations" in this prospectus supplement
                       and "Maturity and Prepayment Considerations" in the
                       prospectus.
The mortgage loans     As of the cut-off date, approximately [ ]% of the
with interest only     mortgage loans require the related borrowers to make
payments may affect    monthly payments of accrued interest, but not principal,
the yield on the       for up to the first ten years following origination.
offered certificates.  Interest during that period is calculated at a fixed mortgage rate.  After the interest only period, the
                       mortgage rate on these mortgage loans will be reset and
                       the related borrower's monthly payment will be
                       recalculated to cover both interest and principal so that
                       the mortgage loan will be paid in full by its final
                       payment date.  As a result, if the monthly payment
                       increases, the related borrower may not be able to pay
                       the increased amount and may default or may refinance the
                       loan to avoid the higher payment.
                       In addition, because no scheduled principal payments are
                       required to be made on these mortgage loans for a period
                       of time, the offered certificates will receive smaller
                       scheduled principal distributions during that period than
                       they would have received if the related borrowers were
                       required to make monthly payments of interest and
                       principal from origination of these mortgage loans.
                       Absent other considerations, this slower rate of
                       principal distributions will result in longer weighted
                       average lives of the offered certificates than would
                       otherwise be the case if none of the mortgage loans had
                       interest only periods.
The return on your     The Servicemembers Civil Relief Act, formerly known as
certificates could be  the Soldiers' and Sailors' Civil Relief Act of 1940, or
reduced by shortfalls  Relief Act, provides relief to borrowers who enter active
due to the             military service and to borrowers in reserve status who
Servicemembers Civil   are called to active duty after the origination of their
Relief Act.            mortgage loan.  Current or future military operations of
                       the United States may increase the number of citizens who
                       may be in active military service, including persons in
                       reserve status who may be called to active duty.  The
                       Relief Act provides generally that a borrower who is
                       covered by the Relief Act may not be charged interest on

                       a mortgage loan in excess of 6% per annum during the
                       period of the borrower's active duty.  These shortfalls
                       are not required to be paid by the borrower at any future
                       time.  The master servicer is not required to advance
                       these shortfalls.  These shortfalls will reduce the
                       amount of interest payable on the offered certificates.
                       Interest reductions on the mortgage loans due to the
                       application of the Relief Act or similar legislation or
                       regulations will not be covered by any source except that
                       interest shortfalls arising under the Relief Act or
                       similar legislation or regulations in an interest accrual
                       period may be covered by excess cash flow in that
                       interest accrual period in the manner and priority
                       described under "Description of the Certificates--Excess
                       Cash Flow and Overcollateralization" in this prospectus
                       supplement.
                       The Relief Act also limits the ability of the servicer to
                       foreclose on a mortgage loan during the borrower's period
                       of active duty and, in some cases, during an additional
                       three month period thereafter.  As a result, there may be
                       delays in payment and increased realized losses on the
                       mortgage loans.
                       We do not know how many mortgage loans have been or may
                       be affected by the application of the Relief Act or
                       similar legislation or regulations.
                       See "Certain Legal Aspects of Mortgage Loans and
                       Contracts--Servicemembers' Civil Relief Act" in the
                       prospectus.
The offered            The offered certificates are each subject to various
certificates are each  priorities for payment of principal as described in this
subject to different   prospectus supplement.  Distributions of principal on the
payment priorities.    offered certificates having an earlier priority of
                       payment will be affected by the rates of prepayment of
                       the related mortgage loans early in the life of the
                       mortgage pool.  Those classes of offered certificates
                       with a later priority of payment will be affected by the
                       rates of prepayment of the related mortgage loans
                       experienced both before and after the commencement of
                       principal distributions on such classes, and will be more
                       likely to be affected by losses on the mortgage loans
                       since these classes will be outstanding for a longer
                       period of time.
The pass-through       The pass-through rate on each class of offered
rates on the offered   certificates is subject to a net WAC rate cap, as
certificates are       adjusted to account for payments required to be made
subject to a net WAC   under the yield maintenance agreement, if any, as
rate cap and           described in this prospectus supplement.  Therefore, the
therefore may not      prepayment of mortgage loans with higher mortgage rates
always receive         may result in a lower pass-through rate on any class of
interest based on      offered certificates if the net WAC rate cap, as adjusted
one-month LIBOR plus   to account for payments required to be made under the
the related margin.    yield maintenance agreement, if any, is reduced to less
                       than one month LIBOR plus the related margin.
                       To the extent the pass-through rate on any class of
                       offered certificates is based upon the net WAC rate cap,
                       as adjusted to account for payments required to be made
                       under the yield maintenance agreement, if any, the
                       difference between that net WAC rate cap, as adjusted to
                       account for payments required to be made under the yield
                       maintenance agreement, if any, and one month LIBOR plus
                       the related margin, but not more than the weighted
                       average maximum net mortgage rate, will create a

                       shortfall that will carry forward with interest thereon.
                       The shortfalls described above, along with any interest
                       rate shortfalls caused by the failure of the yield
                       maintenance agreement provider to make required payments
                       pursuant to the yield maintenance agreement, will only be
                       payable from any excess cash flow available for that
                       purpose or from the yield maintenance agreement as
                       described in this prospectus supplement.  These
                       shortfalls may remain unpaid on the optional termination
                       date, if the optional termination is exercised, or, if
                       the optional termination is not exercised, on the final
                       payment date.
                       In addition, because the initial mortgage rates on the
                       adjustable rate loans may be lower than the related
                       minimum mortgage rates, the net WAC rate cap, as adjusted
                       to account for payments required to be made under the
                       yield maintenance agreement, if any, will initially be
                       less than they will be once the adjustable-rate loans
                       have all adjusted to their fully-indexed rate.
                       Therefore, prior to the month in which all of the
                       adjustable-rate loans have adjusted to their fully
                       indexed rate, there is a greater risk that the pass
                       through rate on any class of offered certificates may be
                       limited by the net WAC rate cap, as adjusted to account
                       for payments required to be made under the yield
                       maintenance agreement, if any.
                       In addition, shortfalls caused by the failure of the
                       yield maintenance agreement provider to make required
                       payments pursuant to the yield maintenance agreement will
                       only be payable from the excess cash flow and may remain
                       unpaid on the final distribution date.
                       See "Summary--Credit Enhancement" and "Description of the
                       Certificates--Allocation of Losses" in this prospectus
                       supplement.
The Class M and        The yields to investors in the Class M and Class B
Class B Certificates   Certificates will be sensitive to the rate and timing of
have different yield   realized losses on the mortgage loans, to the extent not
and payment            covered by excess cash flow, overcollateralization or the
considerations.        Class B Certificates in the case of the Class M
                       Certificates.  Losses, to the extent not covered by
                       excess cash flow or overcollateralization, will be
                       allocated first to the Class B Certificates and then to
                       the most subordinate class of Class M Certificates
                       outstanding.
                       See "Summary--Credit Enhancement" and "Description of the
                       Certificates--Allocation of Losses" in this prospectus
                       supplement.
                       Unless the Class A Certificates are reduced to zero, it
                       is not expected that the Class M and Class B Certificates
                       will receive any distributions of principal until the
                       later of the distribution date in [ ] and the first
                       distribution date on which the sum of the
                       overcollateralization amount, the aggregate certificate
                       principal balance of the Class B Certificates and the
                       aggregate certificate principal balance of the Class M
                       Certificates is greater than or equal to approximately [
                       ]% of the aggregate principal balance of the mortgage
                       loans after giving effect to principal payments on that
                       distribution date. As a result, the weighted average
                       lives of the Class M and Class B Certificates may be
                       longer than would otherwise be the case. In addition,
                       after the Class M and Class B Certificates commence
                       receiving principal distributions, the most subordinate
                       class of Class M and Class B Certificates may be retired

                       before the more senior classes of Class M Certificates.
                       See "Description of the Certificates--Principal
                       Distributions" in this prospectus supplement.
Transfer of primary    Approximately [ ]% of the mortgage loans will be serviced
servicing may result   by Fremont Investment & Loan as of the closing date.
in an increase in      Primary servicing with respect to these mortgage loans
delinquencies,         will subsequently be transferred to HomeComings Financial
defaults and losses    Network, Inc. It is expected that the servicing transfer
on the mortgage loans. will be substantially completed on or before [ ].  Any servicing transfer will involve notifying mortgagors to
                       remit payments to the new servicer, transferring physical
                       possession of the loan files and records to the new
                       servicer and entering loan and mortgagor data on the
                       management information systems of the new servicer, and
                       such transfers could result in misdirected notices,
                       misapplied payments, data input errors and other
                       problems.  Servicing transfers may result in a temporary
                       increase in delinquencies, defaults and losses on the
                       mortgage loans.  There can be no assurance as to the
                       severity or duration of any increase in the rate of
                       delinquencies, defaults or losses due to transfers of
                       servicing.
Bankruptcy Risks
Bankruptcy             The transfer of the mortgage loans from Residential
proceedings could      Funding to the depositor is intended by the parties to be
delay or reduce        and has been documented as a sale.  However, if
distributions on the   Residential Funding were to become bankrupt, a trustee in
offered certificates.  bankruptcy could attempt to recharacterize the sale of the mortgage loans as a loan secured by the mortgage
                       loans or to consolidate the mortgage loans with the
                       assets of Residential Funding.  Any such attempt could
                       result in a delay in or reduction of collections on the
                       mortgage loans available to make distributions on the
                       certificates.  See "Description of the
                       Certificates--Limited Mortgage Loan Purchase Right" in
                       this prospectus supplement.
The Bankruptcy of a    If a borrower becomes subject to a bankruptcy
Borrower May Increase  proceeding, a bankruptcy court may require modifications the Risk of Loss on a  of the terms of a mortgage loan without a permanent
Mortgage Loan          forgiveness of the principal amount of the mortgage
                       loan.  Modifications have included reducing the amount
                       of each monthly payment, changing the rate of interest
                       and altering the repayment schedule.  In addition, a
                       court having federal bankruptcy jurisdiction may permit
                       a debtor to cure a monetary default relating to a
                       mortgage loan on the debtor's residence by paying
                       arrearages within a reasonable period and reinstating
                       the original mortgage loan payment schedule, even though
                       the lender accelerated the mortgage loan and final
                       judgment of foreclosure had been entered in state
                       court.  In addition, under the federal bankruptcy law,
                       all actions against a borrower and the borrower's
                       property are automatically stayed upon the filing of a
                       bankruptcy petition.
The recording of       The mortgages or assignments of mortgage for some of the
mortgages in the name  mortgage loans have been or may be recorded in the name
of MERS may affect     of Mortgage Electronic Registration Systems, Inc., or
the yield on the       MERS, solely as nominee for the originator and its
offered certificates.  successors and assigns.  As of the cut-off date, approximately [ ]% of the mortgage loans were recorded in
                       the name of MERS.  Subsequent assignments of those

                       mortgages are registered electronically through the MERS(R)
                       System.  However, if MERS discontinues the MERS(R) System
                       and it becomes necessary to record an assignment of the
                       mortgage to the trustee, then any related expenses shall
                       be paid by the trust and will reduce the amount available
                       to pay principal of and interest on the outstanding class
                       or classes of certificates with the lowest payment
                       priorities.
                       The recording of mortgages in the name of MERS is a
                       relatively new practice in the mortgage lending
                       industry.  Public recording officers and others in the
                       mortgage industry may have limited, if any, experience
                       with lenders seeking to foreclose mortgages, assignments
                       of which are registered with MERS.  Accordingly, delays
                       and additional costs in commencing, prosecuting and
                       completing foreclosure proceedings and conducting
                       foreclosure sales of the mortgaged properties could
                       result.  Those delays and additional costs could in turn
                       delay the distribution of liquidation proceeds to
                       certificateholders and increase the amount of realized
                       losses on the mortgage loans
                       For additional information regarding MERS and the MERS(R)
                       System, See "Description of the Mortgage Pool--General"
                       and "Yield and Prepayment Considerations" in this
                       prospectus Supplement and "Description of the
                       Certificates--Assignment of Mortgage Loans" in the
                       prospectus.

                                Issuing Entity

      The depositor  will  establish a trust with respect to Series [ ]-[ ] on the closing date,  under a pooling and servicing  agreement,  dated as of [ ], among the  depositor,  the master  servicer and the  trustee.  The pooling and serving  agreement  is governed  by the laws of the State of New York.  On the closing  date,  the  depositor  will deposit into the trust a mortgage pool of mortgage  loans  secured  by first  liens on one- to  four-family  residential properties.  The trust will not have any  additional  equity.  The pooling and servicing  agreement  authorizes  the  trust to  engage  only in  selling  the certificates in exchange for the mortgage loans,  entering into and performing
its  obligations  under  the  pooling  and  servicing  agreement,   activities
necessary,  suitable or convenient to such actions and other activities as may be required in connection  with the  conservation of the trust fund and making distributions to certificateholders.

      The pooling and servicing  agreement provides that the depositor assigns to the trustee for the benefit of the certificateholders  without recourse all the right,  title and interest of the depositor in and to the mortgage  loans.
Furthermore,  the pooling and servicing  agreement states that, although it is intended  that the  conveyance by the depositor to the trustee of the mortgage loans be construed as a sale,  the conveyance of the mortgage loans shall also be  deemed  to be a  grant  by the  depositor  to the  trustee  of a  security interest in the mortgage loans and related collateral.

      Some  capitalized  terms  used in this  prospectus  supplement  have the meanings  given  below  under  "Description  of the  Certificates--Glossary  of
Terms" or in the prospectus under "Glossary."

                         Sponsor and Master Servicer

      Residential   Funding   Corporation,   a  Delaware   corporation,   buys
residential  mortgage loans under several loan purchase programs from mortgage loan originators or sellers nationwide,  including  affiliates,  that meet its seller/servicer  eligibility  requirements and services mortgage loans for its own account and for others. See "The  Trusts--Mortgage  Collateral Sellers" and
"--Qualifications   of  Sellers"  for  a  general   description  of  applicable
seller/servicer  eligibility  requirements.  Residential Funding Corporation's principal  executive  offices are located at 8400  Normandale  Lake Boulevard,
Suite  250,  Minneapolis,  Minnesota  55437.  Its  telephone  number  is (952)
857-7000.   Residential  Funding  Corporation  conducts  operations  from  its headquarters in Minneapolis and from offices located  primarily in California,
Texas,  Maryland,  Pennsylvania and New York.  Residential Funding Corporation
finances its operations primarily through its securitization program.

      Residential   Funding   Corporation   was  founded  in  1982  and  began
operations in 1986,  acquiring,  servicing and securitizing  residential jumbo mortgage  loans  secured  by first  liens on one- to  four-family  residential
properties.   General  Motors  Acceptance  Corporation  purchased  Residential
Funding   Corporation  in  1990.  In  [  ],  Residential  Funding  Corporation
expanded its business to include  "subprime"  first lien mortgage loans,  such as the  mortgage  loans  described  in this  prospectus.  Residential  Funding
Corporation  also  began  to  acquire  and  service  "Alt-A,"  closed-end  and revolving loans secured by second liens in 1995.

      The  following  table  sets  forth  the  aggregate  principal  amount of publicly  offered  securitizations  of mortgage loans sponsored by Residential
Funding  Corporation  for the past  five  years:  sponsored  an  aggregate  of approximately $18.5 billion in principal amount of mortgage-backed  securities in 2000 and an aggregate of  approximately  $41.7 billion in principal  amount of mortgage-backed  securities in 2004.  Residential  Funding  Corporation was the master  servicer  of a  residential  mortgage  loan  portfolio,  including subprime  loans and loans  secured by second  liens,  of  approximately  $77.0
billion  in   outstanding   principal   amount  at  December  31,  2000,   and
approximately  $98.7 billion in outstanding  principal  amount at December 31,
2004.  The  percentages  shown  under  "Percentage  Change  from  Prior  Year"

represent the ratio of (a) the  difference  between the current and prior year volume over (b) the prior year volume.

                                         Sponsor Securitization Experience

   Volume by Initial Principal           2001             2002            2003             2004          2005 (YTD)
             Balance

Prime Mortgages                     $17,936,361,068  $17,162,753,799 $20,456,387,828  $12,438,276,346  $22,221,617,475

                                    $
Non-Prime Mortgages                 8,456,953,520    $17,365,705,617 $31,361,237,595  $26,599,427,226  $26,133,150,095

         Total                      $26,393,314,588  $34,528,459,416 $51,817,625,423  $39,037,703,572  $48,354,767,570

===================================================================================================================
      Percentage Change from
          Prior Year(1)
Prime Mortgages                           65.38%          -4.31%          19.19%         -39.20%            78.66%

Non-Prime Mortgages                        8.32%         105.34%          80.59%         -15.18%            -1.75%

Total Volume                              41.50%          30.82%          50.07%         -24.66%            23.87%

_______________________________
(1)      Represents year to year growth or declines as a percentage of the prior year's volume.

-------------------------------------------------------------------------------------------------------------------

The following table sets forth the average outstanding principal balance, calculated as of year end, of mortgage loans master serviced by Residential
Funding Corporation for the past five years, and the average number of such loans for the same period:

                                       Master Servicer Servicing Experience

Volume by Average Unpaid Principal
Balance at Year End
                                              2000          2001           2002           2003           2004

First Mortgages and Subprime Second
     Mortgages ($ in millions)             $69,450,356    $ 71,469,065   $ 74,237,766   $ 83,030,328   $91,132,812
Second Mortgages ($ in millions)           $7,558,167     $8,211,055     $7,740,011     $7,461,063     $7,589,080
    Total Average Unpaid Principal         $77,008,523             $79,680,120              $ 81,977,777             $90,491,392             $98,721,892
    Balance ($ in millions)

Percentage Change from Prior Year

First Mortgages and Subprime Second
     Mortgages                                       10%            3%             4%            12%           10%

Second Mortgages                                     47%            9%            -6%            -4%            2%
    Total Average Unpaid Principal                   13%            3%             3%            10%            9%
    Balance

Volume by Number of Loans

First Mortgages and Subprime Second
     Mortgages (number of loans)                415,339       438,939        487,269        567,594       617,955

Second Mortgages (number of loans)              223,180       234,443        217,713        213,565       211,495
    Total Average Number of Loans               638,519       673,382        704,982        781,159       829,450

Percentage Change from Prior Year(1)

First Mortgages and Subprime Second                  15%            6%            11%            16%            9%
Mortgages
Second Mortgages                                     40%            5%            -7%            -2%           -1%
    Total Average Number of Loans                    23%            5%             5%            11%            6%

(1)      Represents year to year growth or declines as a percentage of the prior year's volume.

      Residential  Funding  Corporation's  overall  procedures for originating and acquiring  mortgage loans are described under "Description of the Mortgage
Pool  - The  Program"  in  this  prospectus  supplement.  Residential  Funding
Corporation's   material  role  and   responsibilities  in  this  transaction,
including as master servicer,  are described in the base prospectus under "The
Trusts -  Qualification  of Sellers" and "The Trusts - Repurchases of Mortgage
Collateral"  and in this  prospectus  supplement  under "Pooling and Servicing
Agreement - The Master Servicer and Subservicers -Master Servicer."

      Residential Funding Corporation's  wholly-owned subsidiary,  HomeComings
Financial  Network,  Inc., or HomeComings,  originated and sold to Residential
Funding  Corporation  [____]% of the mortgage  loans  included in the mortgage pool.  See  "Affiliations  Among  Transaction  Parties,"  "Description  of the
Mortgage  Pool -  Originators"  and  "Pooling  and  Servicing  Agreement - The
Master Servicer and Subservicers" in this prospectus supplement.

                     Description of Unaffiliated Sellers

      [[Name of Unaffiliated Seller], a [_____] corporation,  originated [__]%
by principal  amount of the mortgage  Loans.  [Describe  origination  program,
experience,   size  of  seller's   portfolio,   performance  of  pool  assets,
experience with Expanded  Criteria  Program,  role and function in transaction and, where seller acts as a sponsor, prior securitizations.]

                    Affiliations Among Transaction Parties

      The  diagram  below  illustrates  the  various  relationships  among the affiliated transaction parties.

                    General Motors Corporation
                                 |
                    General Motors Acceptance Corporation
                                 |
                    Residential Capital Corporation
                                 |
             ---------------------------------------------
             |                                           |
Residential Funding Corporation              Residential Asset Securities
(Sponsor and Master Servicer)                   Corporation (Depositor)
             |
Homecomings Financial Network
    (Subservicer)

                       Description of the Mortgage Pool

General

      The   mortgage    pool   will   consist   of   [   ]   fixed-rate    and
adjustable-rate,  sub-prime  mortgage loans with an aggregate unpaid principal balance  of  $[  ] as  of  the  cut-off  date  after  deducting  payments  due during  the month of the  cut-off  date.  The  mortgage  loans are  secured by first  liens  on fee  simple  interests  in  one- to  four-family  residential properties.

      All  percentages  of the mortgage  loans  described  in this  prospectus supplement  are  approximate  percentages  by  outstanding  principal  balance determined  as of the cut-off  date after  deducting  payments  due during the month of the cut off date, unless otherwise indicated.

      Approximately  [ ]% of the  mortgage  loans  have a due date  other than the first of each month.  The  mortgage  pool will  consist of mortgage  loans with  terms  to  maturity  of not  more  than  30  years  or,  in the  case of approximately  [ ]% of the mortgage  loans,  not more than 15 years,  from the date of origination or modification.

      The  mortgage  loans were  selected for  inclusion in the mortgage  pool from among mortgage loans purchased in connection  with the Expanded  Criteria
Program  described  below  based  on  the  Sponsor's  assessment  of  investor preferences and rating agency criteria.

      The  depositor  and  Residential   Funding  will  make  certain  limited
representations and warranties  regarding the mortgage loans as of the date of issuance of the  certificates.  The depositor and Residential  Funding will be required to  repurchase  or  substitute  for any  mortgage  loan as to which a breach of its  representations  and  warranties  with respect to such mortgage loan occurs,  if such breach materially and adversely affects the interests of the  certificateholders  in any such mortgage  loan. In addition,  Residential
Funding will not assign to the depositor,  and consequently the depositor will not assign to the trustee for the  benefit of the  certificateholders,  any of the  representations and warranties made by the mortgage collateral sellers or the right to require the related mortgage  collateral seller to repurchase any such mortgage loan if a breach of any of its  representations  and  warranties occurs.  Accordingly,  the only  representations and warranties  regarding the mortgage  loans that will be made for the  benefit  of the  certificateholders will  be the  limited  representations  and  warranties  made  by  Residential
Funding and the depositor and the  representations  and warranties made by the
mortgage   collateral   sellers  to  the  limited  extent  described  in  this
paragraph.   See  "The   Trusts--Representations   with   Respect  to  Mortgage
Collateral" in the prospectus.

      The original  mortgages for some of the mortgage  loans have been, or in the future may be, at the sole discretion of the master servicer,  recorded in the name of Mortgage Electronic  Registration  Systems,  Inc., or MERS, solely as nominee for the originator  and its successors and assigns,  and subsequent assignments  of those  mortgages  have  been,  or in the future may be, at the sole discretion of the master servicer,  registered electronically through the
MERS(R) System.  In some other cases, the original  mortgage was recorded in the name of the  originator  of the  mortgage  loan,  record  ownership  was later assigned to MERS,  solely as nominee for the owner of the mortgage  loan,  and subsequent  assignments  of the mortgage were, or in the future may be, at the sole discretion of the master servicer,  registered electronically through the
MERS(R) System.  With respect to each of these  mortgage  loans,  MERS serves as mortgagee of record on the mortgage  solely as a nominee in an  administrative capacity  on  behalf of the  trustee,  and does not have any  interest  in the mortgage  loan.  As of the cut-off  date  approximately  [ ]% of the  mortgage
loans  were  recorded  in  the  name  of  MERS.  For  additional   information
regarding  the  recording  of  mortgages  in the name of MERS see  "Yield  and
Prepayment   Considerations--General"   in  this   prospectus   supplement  and
"Description  of  the   Certificates--Assignment  of  Mortgage  Loans"  in  the
prospectus.

      Approximately  [ ]% of the  mortgage  loans  provide  for  payment  of a prepayment  charge.  With  respect  to  some  of  these  mortgage  loans,  the prepayment  charge  provisions  provide for payment of a prepayment charge for partial  prepayments  and  full  prepayments  made  within  up  to  [ ]  years following the  origination  of that mortgage  loan, in an amount not to exceed the maximum  amount  permitted by state law.  Prepayment  charges  received on the  mortgage  loans may be waived and in any case will not be  available  for
distribution   on  the   offered   certificates.   The   depositor   makes  no
representation as to the effect that the prepayment charges,  decisions by the master  servicer  or  subservicer  with  respect to the  waiver of  prepayment charges and the recent changes to the rules and  regulations  under the Parity
Act,  may  have on the  prepayment  performance  of the  mortgage  loans.  See
"Certain  Legal Aspects of Mortgage Loans and  Contracts--Default  Interest and
Limitations on Prepayments" in the prospectus.

Compliance with Local, State and Federal Laws

      Residential  Funding,  as seller,  will represent and warrant, as of the date of issuance of the certificates, the following:

o     None of the  mortgage  loans  were  subject  to the Home  Ownership  and
            Equity  Protection Act of 1994,  referred to as the  Homeownership
            Act.

o     Each  mortgage  loan at the time it was made  complied  in all  material
            respects   with   applicable   local,   state  and  federal  laws,
            including,  but not  limited  to, all  applicable  anti  predatory lending laws.

o     None of the mortgage  loans are loans that,  under  applicable  state or local law in effect at the time of  origination  of the loan,  are referred  to as (1)  "high  cost"  or  "covered"  loans or (2) any other similar designation if the law imposes greater  restrictions or additional legal liability for residential  mortgage loans with high interest rates, points and/or fees.

o     None of the  proceeds  for the  mortgage  loans were used to finance the purchase of single premium credit insurance policies.

o     None of the mortgage  loans  contain  prepayment  penalties  that extend beyond five years after the date of origination.

      Residential  Funding will be required to repurchase  or  substitute  for any mortgage loan that violates any of these  representations  and warranties, if that  violation  materially  and  adversely  affects the  interests  of the certificateholders  in  that  mortgage  loan.  Residential  Funding  maintains policies and procedures  that are designed to ensure that it does not purchase mortgage  loans subject to the  Homeownership  Act.  However,  there can be no assurance that these  policies and procedures  will assure that each and every mortgage loan complies with all  applicable  origination  laws in all material respects.

      Residential  Funding is opposed to  predatory  lending  practices,  as a matter of  corporate  policy.  In  addition,  Residential  Funding's  Servicer
Guide requires that each subservicer  accurately and fully report its borrower credit files to credit repositories in a timely manner.

      See  "Certain  Legal  Aspects of Mortgage  Loans and  Contracts"  in the
prospectus.

Performance Mortgage Loans

      Approximately  [ ]% of the mortgage  loans  provide  that the  mortgagor may  qualify  for a one time,  permanent  reduction  in the note margin on the mortgagor's  mortgage  note. In order to qualify the  mortgagor  must make the monthly payment due in each of the 12 months preceding a pre-determined  date, called the change date,  within 30 days of the due date, and the mortgage loan must not have  been 60 days or more past due at any time  during  the 13 to 24 months prior to the change date. If the mortgagor  qualifies,  the mortgagor's note  margin  will be reduced  between [ ]% for  credit  grade AX and [ ]% for credit  grade C,  depending  on the credit  grade at the time of  origination, provided that the note margin will never be reduced below [ ]%.

Mortgage Rate Adjustment of Adjustable-Rate Loans

      The mortgage rate on each  adjustable-rate loan will adjust on each rate adjustment  date to equal  the  index  plus the note  margin,  subject  to the minimum  mortgage rate,  maximum  mortgage rate and periodic rate cap for such adjustable-rate  loan as set forth in the related  mortgage note. The mortgage rate on a adjustable-rate  loan may not exceed the maximum mortgage rate or be less than the minimum  mortgage  rate  specified for that mortgage loan in the related  mortgage  note.  The minimum  mortgage rate for each  adjustable-rate loan  will be  equal to the  greater  of the note  margin  or the note  floor, except in some cases,  during the initial reset period,  the mortgage rate may be lower than the note margin and the note floor.

      In  addition,  approximately  [ ]% of the  mortgage  loans will  require the related  mortgagors  to pay interest  only on those  mortgage  loans for a period  of up to ten  years  and then  will be  required  to pay an  amount of principal and interest which will amortize the related  mortgage loan over the remaining term of that mortgage loan.

      The index for [ ]% of the  adjustable-rate  loans will be the  Six-Month
LIBOR Index and will adjust semi  annually.  With respect to  approximately  [
]% of the  adjustable-rate  loans,  the Six Month  LIBOR  Index  will be a per annum rate equal to the average of interbank  offered rates for six month U.S.
dollar denominated  deposits in the London market based on quotations of major banks as published in The Wall Street Journal and as most recently available:

o     as of the first  business  day of the month  immediately  preceding  the month in which the adjustment date occurs; or

o     as of the date thirty or forty-five  days prior to the adjustment  date;
            or

o     as of the 15th  business  day of the  month  immediately  preceding  the month in which the adjustment date occurs.

      For  approximately  [ ]% of the  adjustable-rate  loans in the  mortgage pool, the Six-Month  LIBOR Index will be a per annum rate equal to the average of interbank offered rates for six-month U.S. dollar  denominated  deposits in the London  market based on  quotations  of major banks as published by Fannie
Mae and as most  recently  available as of the date  forty-five  days prior to the adjustment date.

      The index for [ ]% of the  adjustable-rate  loans  will be the  One-Year
LIBOR Index and will adjust  annually.  The One-Year LIBOR Index will be a per annum rate equal to the average of interbank  offered  rates for one-year U.S.
dollar-denominated  deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently  available as of the time specified in the related mortgage note.

      The  Six-Month  LIBOR  Index  and the  One-Year  LIBOR  Index  are  each referred to in this  prospectus  supplement as an index. In the event that the index  specified  in  a  mortgage  note  is  no  longer  available,  an  index reasonably  acceptable to the trustee that is based on comparable  information will be selected by the master servicer.

      The  initial  mortgage  rate  in  effect  on  an  adjustable-rate   loan
generally will be lower,  and may be  significantly  lower,  than the mortgage rate  that  would  have  been in effect  based on the  related  index and note margin.  Therefore,  unless the related index declines after origination of an adjustable-rate  loan, the related  mortgage rate will  generally  increase on the first adjustment date following  origination of the  adjustable-rate  loan subject to the periodic rate cap. The repayment of the  adjustable-rate  loans will be  dependent  on the ability of the  mortgagors  to make larger  monthly payments  following  adjustments of the mortgage rate.  Adjustable-rate  loans that have the same initial  mortgage  rate may not always bear interest at the same  mortgage  rate because these  adjustable-rate  loans may have  different adjustment  dates,  and the mortgage  rates  therefore  may reflect  different related  index  values,  note  margins,  maximum  mortgage  rates and  minimum mortgage  rates.  The Net Mortgage  Rate with respect to each  adjustable-rate loan as of the  cut-off  date will be set forth in the related  mortgage  loan schedule attached to the pooling and servicing agreement.

      In addition,  the initial mortgage rates on some  adjustable-rate  loans will be lower than the related  minimum  mortgage  rates and therefore the net
WAC  rate  cap  will  initially  be  less  than  it  would  be had  all of the adjustable-rate loans already adjusted to their fully-indexed rate.

Mortgage Loan Characteristics

      The mortgage  loans will have the  following  characteristics  as of the cut-off date,  after  deducting  payments of principal due in the month of the cut-off date:

      Number of Mortgage Loans...................   [   ]
      Net Mortgage Rates:
             Weighted average....................   [   ]%
             Range...............................   [   ]% to [   ]%
      Mortgage Rates:
             Weighted average....................   [   ]%
             Range...............................   [   ]% to [   ]%
      Note Margins of the
      Adjustable Rate Mortgage Loans:
             Weighted average....................   [   ]%
             Range...............................   [   ]% to [   ]%
      Minimum Mortgage Rates of the
      Adjustable Rate Mortgage Loans:
             Weighted average....................   [   ]%
             Range...............................   [   ]% to [   ]%
      Minimum Net Mortgage Rates of the
      Adjustable Rate Mortgage Loans:
             Weighted average....................   [   ]%
             Range...............................   [   ]% to [   ]%
      Maximum Mortgage Rates of the
      Adjustable Rate Mortgage Loans:
             Weighted average....................   [   ]%
             Range...............................   [   ]% to [   ]%
      Maximum Net Mortgage Rates of the
      Adjustable Rate Mortgage Loans:
             Weighted average....................   [   ]%
             Range...............................   [   ]% to [   ]%
      Periodic Caps of the
      Adjustable Rate Mortgage Loans:
             Weighted average....................   [   ]%
             Range...............................   [   ]% to [   ]%
      Weighted average months to next interest
      rate adjustment date of the Adjustable Rate
      Mortgage Loans after [ ]...................   [   ]

The mortgage loans will have the following additional characteristics:

o.....The  mortgage  loans  have  an  aggregate  principal  balance  as of the
            cut-off date of approximately $[     ].

o     The mortgage loans had individual  principal  balances at origination of at  least $[ ] but not more  than $[ ] with an  average  principal balance at origination of approximately$[  ].

o     Approximately  [ ]% of  the  mortgage  loans  were  purchased  from  New
            Century  Mortgage  Corp.,  which  is a  seller  unaffiliated  with
            Residential   Funding.   Except  as  described  in  the  preceding
            sentence,  no non-affiliate of Residential  Funding sold more than
            8.9% of the mortgage loans to Residential  Funding.  Approximately
            [ ]%  of  the  mortgage  loans  were  purchased  from  HomeComings
            Financial  Network,  Inc.,  which  is  a  seller  affiliated  with
            Residential   Funding.   Except  as  described  in  the  preceding
            sentence,  no  affiliate of  Residential  Funding sold more than [
            ]% of the mortgage loans to Residential Funding.

o     None of the  mortgage  loans will have been  originated  prior to [ ] or will have a maturity date later than [ ].

o     No mortgage  loans will have a remaining  term to stated  maturity as of
            the cut off date of less than [   ] months.

o     The weighted  average  remaining term to stated maturity of the mortgage loans as of the  cut-off  date will be  approximately  [ ] months.
            The  weighted  average  original  term to maturity of the mortgage
            loans as of the cut-off date will be approximately [   ] months.

o     As of the cut-off  date,  approximately  [ ]% of the mortgage  loans are currently  30 to 59 days  delinquent  in the payment of  principal and interest.  As of the cut-off date,  none of the mortgage loans are  currently  60 or  more  days  delinquent  in the  payment  of principal  and  interest.  For a  description  of the  methodology used to categorize  mortgage loans as delinquent,  see Static Pool
            Information below.

o     [None of the mortgage loans are Buy-Down Loans.]

o     None of the mortgage loans are subject to the Homeownership Act.

o     [All of the  mortgage  loans are  secured  by first  liens on fee simple interests in one- to four family residential properties.]

o     [No  mortgage   loan   provides   for  deferred   interest  or  negative
            amortization.]

o     [No mortgage loan provides for conversion  from an adjustable  rate to a fixed rate.]

o     [None of the mortgage loans are balloon mortgage loans.]

o     Approximately  [ ]% of the  mortgage  loans  will  require  the  related mortgagors  to pay  interest  only on those  mortgage  loans for a period of up to ten years.

o     Primary  servicing  will be provided by HomeComings  Financial  Network,
            Inc.,  a  wholly  owned  subsidiary  of  Residential  Funding  or,
            HomeComings,  with  respect to all of the  mortgage  loans,  which includes  approximately  [ ]% of the  mortgage  loans that will be serviced by Fremont  Investment & Loan as of the closing  date. It is  expected  that a  servicing  transfer  of the  mortgage  loans serviced by Fremont  Investment  & Loan as of the closing  date to
            HomeComings, will be substantially complete on or prior to [ ]

      The  mortgage  loans  which  are  adjustable-rate  loans  are  generally assumable  in  accordance  with the terms of the related  mortgage  note.  The mortgage  loans  which are fixed  rate  loans  generally  contain  due-on-sale clauses.  See "Maturity and Prepayment Considerations" in the prospectus.

      Set forth below is a description  of additional  characteristics  of the mortgage  loans as of the cut-off  date,  except as otherwise  indicated.  All percentages  of the mortgage  loans are  approximate  percentages by aggregate principal  balance of the  mortgage  loans as of the cut-off  date,  except as otherwise  indicated.  Unless otherwise  specified,  all principal balances of the mortgage  loans are as of the cut-off date,  after  deducting  payments of principal  due in the  month  of the  cut-off  date,  and are  rounded  to the nearest dollar.

      [If  mortgage  securities  comprise  a  material  portion  of the  pool, include the characteristics of loans that support the mortgage securities.]

               Credit Score Distribution of the Mortgage Loans

                                                                    Weighted
                    Number of              Percentage   Average     Average
                     Mortgage   Principal  of Mortgage Principal Loan-to-Value
Credit Score Range    Loans      Balance      Loans     Balance      Ratio
499 or less......
500 - 519........
520 - 539........
540 - 559........
560 - 579........
580 - 599........
600 - 619........
620 - 639........
640 - 659........
660 - 679........
680 - 699........
700 - 719........
720 - 739........
740 - 759........
760 or greater...
  Total..........
o     As of the  cut-off  date,  the  weighted  average  Credit  Score  of the
   mortgage loans will be approximately [   ].
------------------------------------------------------------------------------

       Original Mortgage Loan Principal Balances of the Mortgage Loans

                                                             Weighted      Weighted
Original          Number of            Percentage   Average   Average      Average
Mortgage Loan     Mortgage  Principal  of Mortgage Principal Credit     Loan-to-Value
Balance ($)         Loans    Balance      Loans     Balance    Score        Ratio
100,000 or less.
100,001 to
200,000.........
200,001 to
300,000.........
300,001 to
400,000.........
400,001 to
500,000.........
500,001 to
600,000.........
600,001 to
700,000.........
   Total........
o     As of the cutoff  date,  the  average  unpaid  principal  balance of the
   mortgage loans will be approximately $[   ].
------------------------------------------------------------------------------

                   Net Mortgage Rates of the Mortgage Loans

                                       Percentage            Weighted      Weighted
                  Number of                of      Average    Average      Average
Net Mortgage      Mortgage  Principal   Mortgage   Principal  Credit    Loan-to-Value
Rates (%)           Loans    Balance      Loans    Balance     Score        Ratio
4.0000 - 4.4999.
4.5000 - 4.9999.
5.0000 - 5.4999.
5.5000 - 5.9999.
6.0000 - 6.4999.
6.5000 - 6.9999.
7.0000 - 7.4999.
7.5000 - 7.9999.
8.0000 - 8.4999.
8.5000 - 8.9999.
9.0000 - 9.4999.
9.5000 - 9.9999.
10.0000 - 10.4999
10.5000 - 10.9999
11.0000 - 11.4999
   Total........
o     As of the cut-off  date,  the weighted  average Net Mortgage Rate of the
   mortgage loans will be approximately [   ]% per annum.
------------------------------------------------------------------------------

                     Mortgage Rates of the Mortgage Loans

                                       Percentage            Weighted      Weighted
                  Number of                of      Average    Average      Average
Mortgage Rates    Mortgage  Principal   Mortgage   Principal  Credit    Loan-to-Value
(%)                 Loans    Balance      Loans    Balance     Score        Ratio
4.5000 - 4.9999.
5.0000 - 5.4999.
5.5000 - 5.9999.
6.0000 - 6.4999.
6.5000 - 6.9999.
7.0000 - 7.4999.
7.5000 - 7.9999.
8.0000 - 8.4999.
8.5000 - 8.9999.
9.0000 - 9.4999.
9.5000 - 9.9999.
10.0000 - 10.4999
10.5000 - 10.9999
11.5000 - 11.9999
   Total........
o     As of the  cut-off  date,  the  weighted  average  mortgage  rate of the
   mortgage loans will be approximately [    ] per annum.
------------------------------------------------------------------------------

             Original Loan-to-Value Ratios of the Mortgage Loans

Original            Number of              Percentage   Average     Weighted
Loan-to-Value        Mortgage   Principal  of Mortgage Principal     Average
Ratio (%)             Loans      Balance      Loans     Balance   Credit Score
00.01 - 50.00.....
50.01 - 55.00.....
55.01 - 60.00.....
60.01 - 65.00.....
65.01 - 70.00.....
70.01 - 75.00.....
75.01 - 80.00.....
80.01 - 85.00.....
85.01 - 90.00.....
90.01 - 95.00.....
95.01 - 100.00....
  Total...........
o     The weighted average  loan-to-value ratio at origination of the mortgage
   loans will be approximately   [     ]%.
------------------------------------------------------------------------------

    Geographic Distribution of Mortgaged Properties of the Mortgage Loans

                                                             Weighted     Weighted
                 Number of             Percentage  Average   Average       Average
                 Mortgage   Principal  of Mortgage PrincipalCredit      Loan-to-Value
State              Loans     Balance      Loans    Balance    Score         Ratio
Alaska.........
Alabama........
Arkansas.......
Arizona........
California.....
Colorado.......
Connecticut....
District of
Columbia.......
Delaware.......
Florida........
Georgia........
Hawaii.........
Iowa...........
Idaho..........
Illinois.......
Indiana........
Kansas.........
Kentucky.......
Louisiana......
Massachusetts..
Maryland.......
Maine..........
Michigan.......
Minnesota......
Missouri.......
Mississippi....
Montana........
North Carolina.
North Dakota...
Nebraska.......
New Hampshire..
New Jersey.....
New Mexico.....
Nevada.........
New York.......
Ohio...........
Oklahoma.......
Oregon.........
Pennsylvania...
Rhode Island...
South Carolina.
South Dakota...
Tennessee......
Texas..........
Utah...........
Virginia.......
Vermont........
Washington.....
Wisconsin......
West Virginia..
Wyoming........
   Total.......
o     No more than [ ]% of the  mortgage  loans will be  secured by  mortgaged properties  located  in any one  zip  code  area in [ ] and no more  than [
   ]% of the mortgage  loans will be secured by mortgaged  properties  located
   in any one zip code area outside [       ].
------------------------------------------------------------------------------

                 Mortgage Loan Purpose of the Mortgage Loans

                                                            Weighted
                  Number of            Percentage  Average   Average  Weighted Average
                  Mortgage  Principal  of Mortgage PrincipalCredit     Loan-to-Value
Loan Purpose        Loans    Balance      Loans    Balance    Score        Ratio
Purchase.......
Rate/Term
Refinance......
Equity Refinance
Total..........

------------------------------------------------------------------------------

           Mortgage Loan Documentation Types of the Mortgage Loans

                                                              Weighted     Weighted
                  Number of             Percentage  Average    Average      Average
Documentation      Mortgage  Principal  of Mortgage Principal  Credit    Loan-to-Value
Type                Loans     Balance      Loans    Balance     Score        Ratio
Full/Alternate     1,956     $274,031,826   67.08%  $140,098    607          84.19%
Documentation..
Reduced
Documentation..      809     134,507,788    32.92    166,264    627          81.74
No Stated Income
No Income/No
Asset
Verification
    Total......
o     No more than [ ]% of such  reduced  loan  documentation  mortgage  loans
   will be secured by mortgaged properties located in [     ].
------------------------------------------------------------------------------

                    Occupancy Types of the Mortgage Loans

                                                              Weighted     Weighted
                  Number of             Percentage  Average    Average      Average
                   Mortgage  Principal  of Mortgage Principal  Credit    Loan-to-Value
Occupancy           Loans     Balance      Loans    Balance     Score        Ratio
Primary Residence
Second/Vacation
Non-Owner
Occupied.......
    Total......

------------------------------------------------------------------------------

                Mortgaged Property Types of the Mortgage Loans

                                                               Weighted     Weighted
                    Number of            Percentage  Average    Average      Average
                    Mortgage  Principal  of Mortgage Principal  Credit    Loan-to-Value
Property Type         Loans    Balance      Loans    Balance     Score        Ratio
Single-family
detached..........
Planned UnitDevelopm
detached).........  ents
Two-to-Four family
   units..........
Condo Low-Rise
(less than 5
stories)..........
Planned UnitDevelopm
(attached)........  ents
Manufactured Home.
Townhouse.........
Condo Mid-Rise (5
to 8......stories)
      Total.......
* A Planned Unit Development is a development that has all the following characteristics:
------------------------------------------------------------------------------
o The individual unit owners own a parcel of land improved with a dwelling.
This ownership is not in common with other unit owners.
o The development is administered by a homeowners' association that owns and is obligated to maintain property and improvements within the development for the common use and benefit of the unit owners.
o The unit owners have an automatic, non-severable interest in the homeowners' association and pay mandatory assessments.

                     Credit Grades of the Mortgage Loans

                                                              Weighted     Weighted
                   Number of            Percentage  Average    Average      Average
                   Mortgage  Principal  of Mortgage Principal  Credit    Loan-to-Value
Credit Grade         Loans    Balance      Loans    Balance     Score        Ratio
A4.............
AX.............
AM.............
B..............
C..............
CM.............
    Total......

------------------------------------------------------------------------------

                Prepayment Penalty Terms of the Mortgage Loans

                                                              Weighted     Weighted
                   Number of            Percentage  Average    Average      Average
                   Mortgage  Principal  of Mortgage Principal  Credit    Loan-to-Value
Credit Grade         Loans    Balance      Loans    Balance     Score        Ratio
None...........
12 Months......
24 Months......
36 Months......
60 Months......
Other..........
Total..........
o     Other means not  0, 12, 24, 36 or 60 months and not more than 60 months.
------------------------------------------------------------------------------

                  Interest Only Terms of the Mortgage Loans

                                                              Weighted      Weighted
                   Number of            Percentage   Average   Average      Average
                   Mortgage  Principal  of Mortgage Principal Credit     Loan-to-Value
Interest Only Term   Loans    Balance      Loans     Balance    Score        Ratio
None............
10 months.......
24 Months.......
36 Months.......
60 Months.......
120 Months......
Total...........

------------------------------------------------------------------------------
                   Amortization Type of the Mortgage Loans

                   umber of             Percentage            Weighted     Weighted
                   ortgage              f Mortgage  Average   Average       Average
Amortization Type N Loans    Principal    Loans    Principal   Credit    Loan-to-Value
                  M           Balance  o            Balance    Score         Ratio
Fully Amortizing..
Initial Interest
Only
------------------
Period-3 Years....
Initial Interest
Only
Period-5 Years....
Initial Interest
Only
Period-10 Years...
Total, Average or
Weighted Average..

------------------------------------------------------------------------------

                      Note Margins of the Mortgage Loans

                                                              Weighted      Weighted
                   Number of            Percentage  Average    Average      Average
                   Mortgage  Principal  of Mortgage Principal  Credit    Loan-to-Value
Note Margins (%)     Loans    Balance      Loans    Balance     Score        Ratio
N/A (Fixed).....
2.5000 - 2.9999.
3.0000 - 3.4999.
3.5000 - 3.9999.
4.0000 - 4.4999.
4.5000 - 4.9999.
5.0000 - 5.4999.
5.5000 - 5.9999.
6.0000 - 6.4999.
6.5000 - 6.9999.
7.0000 - 7.4999.
7.5000 - 7.9999.
8.0000 - 8.4999.
8.5000 - 8.9999.
9.0000 - 9.4999.
9.5000 - 9.9999.
10.0000 - 10.4999
   Total........
o     As of  the  cut-off  date,  the  weighted  average  note  margin  of the
   adjustable rate mortgage loans will be approximately [     ]% per annum.
------------------------------------------------------------------------------

                 Maximum Mortgage Rates of the Mortgage Loans

                                         Percentage           Weighted      Weighted
                   Number of                 of      Average   Average      Average
Maximum Mortgage   Mortgage   Principal   Mortgage   PrincipalCredit     Loan-to-Value
Rates (%)            Loans     Balance      Loans    Balance    Score        Ratio
N/A (Fixed).....
10.0000 - 10.9999
11.0000 - 11.9999
12.0000 - 12.9999
13.0000 - 13.9999
14.0000 - 14.9999
15.0000 - 15.9999
16.0000 - 16.9999
17.0000 - 17.9999
   Total........
o     As of the cut-off date, the weighted  average  Maximum  Mortgage Rate of the  adjustable  rate  mortgage  loans  will  be  approximately  [  ]%  per annum.
------------------------------------------------------------------------------

                 Minimum Mortgage Rates of the Mortgage Loans

                                         Percentage           Weighted      Weighted
                   Number of             of         Average    Average      Average
Minimum Mortgage   Mortgage   Principal   Mortgage  Principal  Credit    Loan-to-Value
Rates (%)            Loans     Balance     Loans    Balance     Score        Ratio
N/A (Fixed).....
4.0000 - 4.9999.
5.0000 - 5.9999.
6.0000 - 6.9999.
7.0000 - 7.9999.
8.0000 - 8.9999.
9.0000 - 9.9999.
10.0000 - 10.9999
   Total........
o     As of the cut-off date, the weighted  average  Minimum  Mortgage Rate of the  adjustable  rate  mortgage  loans  will  be  approximately  [  ]%  per annum.
------------------------------------------------------------------------------

          Next Interest Rate Adjustment Dates of the Mortgage Loans

                                                              Weighted      Weighted
                   Number of             Percentage  Average   Average      Average
Next Interest      Mortgage   Principal  of Mortgage PrincipalCredit     Loan-to-Value
Adjustment Date      Loans     Balance      Loans    Balance    Score        Ratio
N/A (Fixed).....
July 2006.......
August 2006.....
September 2006..
October 2006....
November 2006...
December 2006...
January 2007....
February 2007...
March 2007......
April 2007......
May 2007........
June 2007.......
July 2007.......
October 2007....
November 2007...
December 2007...
January 2008....
February 2008...
March 2008......
April 2008......
May 2008........
   Total........
o     As of the  cut-off  date,  the  weighted  average  months  to  the  next interest rate  adjustment  date of the adjustable  rate mortgage loans will be approximately [  ] months.
------------------------------------------------------------------------------

Static Pool Information

      Current  static  pool data with  respect to mortgage  loans  serviced by
Residential  Funding is  available on the  internet at  [www.__________]  (the
"Static Pool Data").  Information  presented under "RASC" as the  issuer/shelf will include  information  regarding prior  securitizations  of mortgage loans that are similar to the mortgage loans  included in this mortgage pool,  based on underwriting criteria and credit quality.

      As used in the Static Pool Data,  a loan is  considered  to be "30 to 59 days"  or "30 or more  days"  delinquent  when a  payment  due on any due date remains  unpaid  as of  the  close  of  business  on  the  last  business  day immediately  prior to the next following  monthly due date. The  determination as to  whether  a loan  falls  into this  category  is made as of the close of business on the last  business  day of each month.  Grace  periods and partial payments do not affect these determinations.

      From time to time,  the master  servicer or a subservicer  will modify a mortgage loan,  recasting  monthly payments for delinquent  borrowers who have experienced  financial  difficulties.  Generally  such borrowers make payments under the modified terms for a trial period,  before the modifications  become final.  During any such trial period,  delinquencies are reported based on the mortgage  loan's  original  payment  terms.  The trial  period is  designed to evaluate both a borrower's desire to remain in the mortgaged  property and, in
some  cases,  a  borrower's   capacity  to  pay  a  higher   monthly   payment
obligation.  The trial period  generally may extend to up to six months before
a   modification   is   finalized.   Once  the   modifications   become  final
delinquencies  are  reported  based  on the  modified  terms.  Generally  if a borrower fails to make payments during a trial period,  the mortgage loan goes into  foreclosure.  Historically,  the  master  servicer  has not  modified  a material  number  of  mortgage  loans in any  pool.  Furthermore,  the  rating agencies rating the certificates  impose certain limitations on the ability of the ability of the master servicer to modify loans.

      Charge offs are taken only when the master  servicer has determined that it has  received  all payments or cash  recoveries  which the master  servicer reasonably  and in good faith expects to be finally  recoverable  with respect to any mortgage loan.

      There  can  be  no  assurance  that  the   delinquency  and  foreclosure
experience  set forth in the Static  Pool Data will be  representative  of the results that may be  experienced  with respect to the mortgage  loans included in the trust.

Standard Hazard Insurance and Primary Mortgage Insurance

      The mortgaged  property  related to each mortgage loan is required to be covered by a standard hazard  insurance  policy.  In addition,  to the best of the  depositor's  knowledge,  none of the  mortgage  loans  have loan to value ratios at  origination  in excess of [ ] that are insured by a  borrower-paid, primary  insurance  policy and  approximately  [ ]% of the mortgage  loans are mortgage  loans  with loan to value  ratios at  origination  in excess of [ ]%
that are not insured by a borrower-paid, primary insurance policy.

      See "Insurance Policies on Mortgage Loans or  Contracts--Standard  Hazard
Insurance on Mortgaged  Properties" and "--Primary  Insurance  Policies" in the
prospectus.

Credit Grade Assignment

      As used in this  prospectus  supplement,  LTV ratio  means  that  ratio, expressed as a percentage  of (a) the  principal  amount of the mortgage  loan at origination,  over (b) the lesser of the sales price or the appraised value of  the  related  mortgaged  property  at  origination,  or in the  case  of a refinanced or modified  mortgage loan,  either the appraised value  determined at  origination  or,  if  applicable,  at  the  time  of  the  refinancing  or modification.

      Prior to assignment to the depositor,  Residential  Funding reviewed the underwriting  standards for the mortgage  loans and purchased all the mortgage loans from  mortgage  collateral  sellers who  participated  in or whose loans were in  substantial  conformity  with the standards set forth in  Residential
Funding's  A1terNet  Program or which are  otherwise  in  conformity  with the standards  set forth in the  description  of credit  grades  set forth in this
prospectus   supplement.   In   addition,    reference   is   made   to   "The
Trusts--Underwriting  Policies" in the prospectus for important  information in addition  to that  set  forth  in this  prospectus  supplement  regarding  the
underwriting   standards   for  the  mortgage   loans,   including   automated
underwriting.

      All of the mortgage loans had features that generally  distinguish those loans from the more restrictive  underwriting  requirements  used as standards for  Fannie  Mae and  Freddie  Mac.  Residential  Funding  established  credit grades by which it could aggregate  acceptable loans into groupings considered
to  have  progressively   greater  risk   characteristics.   A  more  detailed
description  of those credit grades  applicable  to the mortgage  loans is set forth below.

      Residential  Funding's  underwriting  of the  mortgage  loans  generally consisted of analyzing the  following as standards  applicable to the mortgage loans:

o     the creditworthiness of a mortgagor,

o     the  income  sufficiency  of  a  mortgagor's   projected  family  income
            relative to the mortgage  payment and to other fixed  obligations, including  in certain  instances  rental  income  from  investment property, and

o     the adequacy of the mortgaged  property expressed in terms of LTV ratio, to serve as the collateral for a mortgage loan.

      Generally,  each  mortgagor  would have been  required  to  complete  an application  designed  to  provide to the  original  lender  pertinent  credit information  concerning  the  mortgagor.  As  part of the  description  of the mortgagor's  financial  condition,  each mortgagor would have been required to furnish  information  with  respect to the  mortgagor's  assets,  liabilities, income,  credit  history,  employment  history and personal  information,  and furnished an  authorization  to apply for a credit report which summarized the borrower's  credit history with local  merchants and lenders and any record of bankruptcy.  The  information  may  have  been  supplied  solely  in the  loan
application.   The   mortgagor  may  also  have  been  required  to  authorize
verifications  of deposits at financial  institutions  where the mortgagor had demand or  savings  accounts.  In the case of  investment  properties,  income derived from the mortgaged  property may have been considered for underwriting purposes.  With respect to mortgaged  property  consisting of vacation  homes, generally no income derived from the property was considered for  underwriting purposes.

      Based on the data provided in the  application,  certain  verifications, if required by the  originator  of the  mortgage  loan,  and the  appraisal or other valuation of the mortgaged  property,  a  determination  was made by the original  lender that the  mortgagor's  monthly  income would be sufficient to enable the mortgagor to meet its monthly  obligations on the mortgage loan and other expenses  related to the property,  including  property  taxes,  utility costs,  standard  hazard  insurance  and other  fixed  obligations  other than housing  expenses.  The  originator's  guidelines for mortgage loans generally specify that  scheduled  payments on a mortgage  loan during the first year of its term plus taxes and insurance and all  scheduled  payments on  obligations that  extend  beyond ten months,  including  those  mentioned  above and other
fixed   obligations,   equal  no  more  than  specified   percentages  of  the
prospective   mortgagor's   gross  income.   The   originator  may  also  have
considered  the  amount of liquid  assets  available  to the  mortgagor  after origination.

      Some of the mortgage loans have been  originated  under "stated  income"
programs  (also  referred  to  in  this  prospectus   supplement  as  "reduced
documentation"  programs)  that require less  documentation  and  verification than do traditional  "full  documentation"  programs.  Under a "stated income"
program,  some  borrowers  with  acceptable  payment  histories  will  not  be
required  to  provide   any   information   regarding   income  and  no  other
investigation regarding the borrower's income will be undertaken.

      The adequacy of a mortgaged  property as security  for  repayment of the related  mortgage  loan  generally  has been  determined  by an  appraisal  in accordance with pre-established  appraisal procedure guidelines for appraisals established by or acceptable to the  originator.  Appraisers were either staff appraisers  employed by the originator or independent  appraisers  selected in accordance with pre established guidelines established by the originator.

      The  appraisal  procedure  guidelines  generally  will have required the appraiser or an agent on its behalf to personally  inspect the property and to verify  whether the property was in good condition and that  construction,  if new, had been substantially  completed.  The appraisal would have considered a market data  analysis  of recent  sales of  comparable  properties  and,  when deemed applicable,  an analysis based on income generated from the property or replacement  cost  analysis  based  on the  current  cost of  constructing  or purchasing a similar property.

      In  certain  instances,  the  LTV  ratio  may  have  been  based  on the appraised value as indicated on a review  appraisal  conducted by the mortgage collateral  seller or  originator.  In most  cases,  the  mortgage  loans were either  originated and underwritten in accordance with  Residential  Funding's
AlterNet  Program,  as discussed below, or otherwise  acquired from a mortgage collateral seller based on standards  consistent with the following discussion on credit grades  classification or substantially similar standards acceptable to Residential  Funding.  Exceptions to these standards are made,  however, on a case by case  basis if it is  determined,  generally  based on  compensating factors,  that an underwriting  exception is warranted.  Compensating  factors may include,  but are not limited to, a low LTV ratio,  stable  employment,  a relatively  long  period of time in the same  residence,  a  mortgagor's  cash reserves and savings and monthly residual income.

      The  credit  grade  categories  determined  by  Residential  Funding  as applicable  to all of the  mortgage  loans are  expressed  in this  prospectus supplement as Credit Grade  Categories  A4, Ax, Am, B, C and Cm. The following is a general description of the Credit Grades:

      Credit  Grade   Category  A4:  Under  Credit  Grade   Category  A4,  the
prospective  mortgagor  may have  minor  repayment  delinquencies  related  to installment or revolving  debt. No 30-day,  60-day or 90 day late payments are acceptable  within  the last 12  months  on an  existing  mortgage  loan.  The credit score  generally  will be 600 or greater.  The mortgaged  property must be in average to good  condition.  A maximum LTV ratio of 95% is permitted for a  mortgage  loan on a  single  family  owner-occupied  property  or 80% for a mortgage  loan  originated  under a stated  income  documentation  program.  A maximum  LTV ratio of 90% is  permitted  for a  mortgage  loan on a  non-owner occupied  property or 70% for mortgage loans  originated under a stated income documentation  program.  The mortgagor's  debt service  to-income ratio is 50%
or less which, in the case of  adjustable-rate  mortgage loans,  will be based on the initial rate on the mortgage  loan plus 2% per annum unless the initial rate would not be subject to change for an extended period.

      Credit  Grade   Category  Ax:  Under  Credit  Grade   Category  Ax,  the
prospective  mortgagor  may have  minor  repayment  delinquencies  related  to installment  or revolving  debt. A maximum of one 30-day late payment,  and no
60-day or 90-day late payments,  within the last 12 months is acceptable on an existing  mortgage  loan. The credit score on the primary  borrower  generally will be 600 or greater.  With  respect to each  mortgagor in this Credit Grade
Category,  no foreclosure  proceedings are permitted in the past 5 years.  The mortgaged  property must be in average to good condition.  A maximum LTV ratio of 90% is  permitted  for a mortgage  loan on a single  family  owner-occupied property  or  85%  for a  mortgage  loan  originated  under  a  stated  income documentation  program.  A  maximum  LTV  ratio  of  80%  is  permitted  for a mortgage loan on a non-owner  occupied property or 80% under the stated income documentation  program.  The mortgagor's debt  service-to-income  ratio is 50%
or less which, in the case of adjustable  rate mortgage  loans,  will be based on the initial rate on the mortgage  loan plus 2% per annum unless the initial rate would not be subject to change for an extended period.

      Credit  Grade   Category  Am:  Under  Credit  Grade   Category  Am,  the
prospective  mortgagor  is required to have  generally  repaid all previous or existing  installment or revolving  debt according to its terms.  With respect to non-mortgage credit, some prior defaults may have occurred,  provided, that open  collections  and  charge-offs  in excess of $1,000  must be paid down to zero at closing  unless  they are  2 years or older and not  reflected  in the title  report or relate to medical  expenses.  The credit score on the primary borrower  generally  will  be  between  580  and  599.  With  respect  to each mortgagor  in this credit  grade  category,  no  foreclosure  proceedings  are permitted in the past 3 years.  The  mortgaged  property must be in average to good  condition.  A maximum LTV ratio of 90% is permitted  for a mortgage loan on an  owner-occupied  property or 80% for mortgage loans  originated  under a stated income  documentation  program. A maximum LTV ratio of 80% is permitted for a mortgage  loan on a  non-owner  occupied  property  or 70% for  mortgage loans  originated  under a  stated  income  documentation  program.  The  debt service-to-income  ratio is 50% or less which, in the case of  adjustable-rate mortgage loans,  will be based on an initial rate on the mortgage loan plus 2%
per annum  unless  the  initial  rate  would not be  subject  to change for an extended period.

      Credit Grade Category B: Under Credit Grade Category B, the  prospective mortgagor may not have paid all previous or existing  installment or revolving debt according to its terms,  and may have some  charge-offs.  With respect to non-mortgage  credit,  some prior defaults may have occurred,  provided,  that open  collections and charge-offs must be paid down to an amount not in excess of $2,500 at closing  unless  they are 2 years or older and not  reflected  in the title  report  or relate to  medical  expenses.  The  credit  score on the primary  borrower  generally will be between 560 and 579. With respect to each mortgagor  in this credit  grade  category,  no  foreclosure  proceedings  are permitted in the past 2 years.  The  mortgaged  property must be in average to good  condition.  A maximum LTV ratio of 85% is permitted  for a mortgage loan on an  owner-occupied  property  or 75%  under a stated  income  documentation program.  A maximum  LTV ratio of 75% is  permitted  for a mortgage  loan on a non-owner-occupied  property  or 65% for  mortgage  loans  originated  under a stated income documentation program. The debt  service-to-income  ratio is 50%
or less which, in the case of  adjustable-rate  mortgage loans,  will be based on the initial rate on the mortgage  loan plus 2% per annum unless the initial rate would not be subject to change for an extended period.

      Credit Grade Category C: Under Credit Grade Category C, the  prospective mortgagor may have experienced  significant  credit problems in the past. With respect to  mortgage  credit,  the  mortgagor  may have had a history of being generally 30 to 60 days  delinquent.  A maximum of one 90-day late  payment(s)
within the last 12 months is acceptable  on an existing  mortgage  loan.  With respect to non mortgage credit,  significant prior defaults may have occurred, provided,  that  open  collections  and  charge-offs  must be paid  down to an amount  not in excess of $5,000 at  closing  unless  they are 2 years or older and not  reflected  in the title  report or relate to  medical  expenses.  The credit score on the primary  borrower  generally  will be between 540 and 559.

With respect to each mortgagor in this credit grade  category,  no foreclosure proceedings  in the past 2 years.  The  mortgaged  property must be in average to good  condition.  A maximum  LTV  ratio of 75% is  permitted  for  mortgage loans on an  owner-occupied  property  or 65% for  mortgage  loans  originated under a stated  income  documentation  program.  A maximum LTV ratio of 65% is permitted for mortgage loans originated under a full documentation  program or a maximum LTV rate of 55% for mortgage loans  originated under a stated income
documentation   program   on  a   non-owner   occupied   property.   The  debt
service-to-income  ratio is 50% or less which, in the case of  adjustable-rate mortgage  loans,  will be based on the initial rate on the mortgage  loan plus
2% per annum  unless  the  initial  rate would not be subject to change for an extended period.

      Credit  Grade   Category  Cm:  Under  Credit  Grade   Category  Cm,  the
prospective mortgagor may have experienced  substantial credit problems in the past.  With respect to mortgage  credit,  the mortgagor may have had a history of being generally 30 to 60 days delinquent,  and a maximum of one 90-day late payment(s)  within the last 12 months is  acceptable  on an existing  mortgage loan.  The  prospective  mortgagor's  credit  history  is poor and a notice of default  may  have  been  filed.  The  credit  score on the  primary  borrower generally  will  be 540 or  below.  With  respect  to each  mortgagor  in this credit  grade  category,  no  foreclosure  proceedings  in the past year.  The mortgaged  property must be in average to good condition.  A maximum LTV ratio of 70% is permitted for mortgage  loans on an  owner-occupied  property or 60%
for mortgage loans originated under stated  documentation  program.  A maximum
LTV ratio of 60% is  permitted  for  mortgage  loans  originated  under a full
documentation   program   on  a  non   owner-occupied   property.   The   debt
service-to-income  ratio is 50% or less which, in the case of  adjustable-rate mortgage  loans,  will be based on the initial rate on the mortgage  loan plus
2% per annum  unless  the  initial  rate would not be subject to change for an extended period.

      For all credit grade categories,  non-mortgage  credit may include prior defaults,  and different levels of major adverse credit.  Major adverse credit is defined as collection  accounts,  charge-off  accounts,  judgments,  liens, delinquent property taxes, repossessions,  garnishments and accounts currently
90  days or more  delinquent.  In most  cases,  Chapter  7  bankruptcies  were discharged in the past 12 months;  and Chapter 13 bankruptcies must be paid as agreed  for the  past 12  months  and paid off  prior  to or at  closing.  Any adverse  account  affecting  title must also be paid down to zero at  closing.
Some  adverse  accounts may remain open after  closing,  provided the borrower
has  adequate   compensating   factors.  As  described  above,  the  indicated
underwriting  standards applicable to the mortgage loans include the foregoing categories and  characteristics  as guidelines only. The underwriting  process may determine that the prospective  mortgagor warrants a credit grade category upgrade  based on  compensating  factors.  Examples  of  compensating  factors include strong residual  income,  strong prior mortgage  history,  6 months or more of liquid  reserves,  LTV ratios  below 65%, or a credit score above 600.
The  foregoing  credit  grade  classifications  are based on factors  that are exclusive  of  the  additional  protection  against  loss  that  borrower-paid primary  mortgage  insurance  customarily  provides  on loans  which  have LTV ratios in excess of 80%.

      Based on the indicated  underwriting  standards  applicable for mortgage loans with risk features  originated  thereunder,  and in particular  mortgage loans in Credit Grade Categories C and Cm as described  above,  those mortgage loans are likely to experience  greater rates of delinquency,  foreclosure and
loss,  and  may  experience   substantially   greater  rates  of  delinquency,
foreclosure  and loss than mortgage  loans  underwritten  under more stringent underwriting standards.

      Billing  and  Payment  Procedures.  All of the  mortgage  loans  require monthly  payments  to be made no later than  either the [1st] or [15th] day of each month,  with a grace period of [15] days. [The applicable  servicer sends monthly  invoices to borrowers.]  [In some cases,  borrowers are provided with coupon books  annually,  and no invoices are sent  separately.]  Borrowers may elect for monthly payments to be deducted  automatically from deposit accounts and may make payments by various  means,  including  online  transfers,  phone payment  and Western  Union quick  check,  although an  additional  fee may be charged for these payment  methods.  [Borrowers may also elect to pay one half of each monthly  payment  amount every other week, in order to accelerate  the amortization of their loans.]

Underwriting Standards

      All  of  the  mortgage  loans  in  the  mortgage  pool  were  originated generally in accordance with the underwriting  criteria of Residential Funding described  under  "--Underwriting  Standards"  in this  prospectus  supplement.
Residential  Funding will review each  mortgage loan for  compliance  with its underwriting  standards  prior to purchase as  described  under "The  Trusts --
Underwriting Policies -- Automated Underwriting" in the prospectus.

      The  applicable   underwriting  standards  include  a  set  of  specific
criteria  by  which  the  underwriting   evaluation  is  made.  However,   the
application  of the  underwriting  standards does not imply that each specific criterion  was  satisfied  individually.  Rather,  a  mortgage  loan  will  be considered  to be originated in  accordance  with the  underwriting  standards described above if, based on an overall  qualitative  evaluation,  the loan is in substantial  compliance with the  underwriting  standards.  For example,  a mortgage  loan may be  considered  to comply with the  underwriting  standards described  above,  even  if one or  more  specific  criteria  included  in the underwriting  standards  were  not  satisfied,  if  other  factors  positively compensated for the criteria that were not satisfied.

      [Describe  underwriting  standards  for  mortgage  loans  not  purchased through the Program, if appropriate.]

Originators

      [HomeComings is a Delaware  corporation and  wholly-owned  subsidiary of
Residential  Funding  Corporation.  HomeComings  originated  [___]% [more than ten  percent] by principal  amount of the  mortgage  loans.] See also the "The
Pooling and  Servicing  Agreement - The Master  Servicer and  Subservicers  --
HomeComings Financial Network, Inc."

      [Add  disclosure  required  under Item 1110(b) with respect to any other originators that originated 20% or more of pool assets.]

The AlterNet Program

      Residential  Funding has established the AlterNet program  primarily for the  purchase  of  mortgage  loans  that are made to  borrowers  that may have imperfect  credit  histories,  higher debt to income ratios or mortgage  loans that  present  certain  other  risks to  investors.  The  mortgage  collateral sellers that  participate  in this program have been  selected by  Residential
Funding on the basis of criteria  set forth in  Residential  Funding's  Client
Guide,  referred to as the Guide.  For those mortgage  loans that  Residential
Funding purchased from sellers in this program,  each mortgage loan determined by  Residential  Funding  to  be  acceptable  for  purchase  would  have  been originated  in accordance  with or would have been  determined to be generally consistent with the provisions of the Guide.

      If a seller in this  program  becomes  the  subject  of a  receivership, conservatorship  or other  insolvency or  bankruptcy  proceeding or if the net worth,  financial performance or delinquency and foreclosure rates of a seller in this program are adversely  impacted,  that  institution may continue to be treated as a seller in this program.

Servicing

      Primary  servicing  will be provided by HomeComings  Financial  Network,
Inc., a wholly owned  subsidiary of Residential  Funding,  with respect to all of the mortgage  loans,  which  includes  8.8% and of the mortgage  loans that will be serviced by Fremont  Investment & Loan as of the closing  date.  It is expected  that a  servicing  transfer of such loans to  HomeComings  Financial
Network,  Inc. will be substantially  complete on or prior to [ ]. HomeComings
Financial  Network,  Inc.'s servicing  operations are located at 9275 Sky Park
Court,  Third Floor,  San Diego,  California  92123 and at 2711 North  Haskell
Avenue, Suite 900, Dallas, Texas 75204.

      HomeComings  specializes in the servicing of sub-prime  mortgage  loans, the acquisition and management of sub-performing and non-performing  mortgages and the  real  property  securing  these  mortgage  loans.  HomeComings  is an approved "Special Servicer" by Standard and Poor's and Fitch.

Additional Information

      The description in this  prospectus  supplement of the mortgage pool and the  mortgaged  properties  is based upon the mortgage  pool as of the cut-off date  after  deducting  payments  due during  the month of the  cut-off  date, except  as  otherwise  noted.  Prior  to the  issuance  of  the  certificates,
Residential  Funding  Corporation  may remove mortgage loans from the mortgage pool as a result of incomplete or defective  documentation or if it determines that the mortgage loan does not satisfy the characteristics  described in this
prospectus  supplement.   Residential  Funding  Corporation  may  also  add  a
limited  number of other  mortgage  loans to the  mortgage  pool  prior to the issuance of the  certificates in substitution  for removed loans.  Information in this prospectus  supplement  will be  substantially  representative  of the characteristics  of the mortgage  pool as it will be  constituted  at the time the  certificates  are  issued  although  the  range  of  mortgage  rates  and maturities  and  some  other  characteristics  of the  mortgage  loans  in the mortgage  pool may vary.  In the event  mortgage  loans  are  removed  from or added to the mortgage  pool after the date hereof prior to the closing and any material  pool  characteristics  of the actual  mortgage  pool differ by 5% or more from the description of the mortgage pool in this prospectus  supplement, a current  report on Form 8-K describing the final mortgage pool will be filed with the Securities and Exchange  Commission  within four business days of the related closing.

      A Current  Report on Form 8-K will be  available  to  purchasers  of the certificates  and  will be  filed  by the  issuing  entity,  in its  own  name together with the pooling and servicing  agreement,  with the  Securities  and
Exchange  Commission  within  fifteen  days after the initial  issuance of the offered certificates.

                  [The Yield Maintenance Agreement Provider

      The yield maintenance agreement provider has supplied the following two paragraphs for inclusion in this prospectus supplement.

      [NAME], will be the yield maintenance agreement provider.  [NAME] is a bankruptcy remote derivatives products [corporation] [limited liability company] based in [_________] that has been established as a wholly owned subsidiary of [___________].  [NAME] has a ratings classification of "AAA"
from Standard & Poor's and "Aaa" from Moody's Investors Service.  [NAME] will provide upon request, without charge, to each person to whom this prospectus supplement is delivered, a copy of (i) the ratings analysis from each of
Standard & Poor's and Moody's Investors Service evidencing those respective ratings or (ii) the most recent audited annual financial statements of
[NAME]

Requests for information should be directed to the [______________].]

      The  depositor  has  determined  that  the  significance  percentage  of payments under the yield  maintenance  agreement,  as calculated in accordance with  Regulation AB under the  Securities  Act of 1933, [is less than 10%] [is at  least  10%  but  less  than  20%  ]  [is  20%  or  more].  [Add  financial information  required under Item 1115 of  Regulation AB,  if the  significance percentage is 10% or more].

                       Description of the Certificates

General

      The  certificates  will be issued  pursuant to the pooling and servicing agreement.  The  following  summaries  describe  provisions of the pooling and servicing  agreement.  The  summaries  do not purport to be  complete  and are subject to, and qualified in their  entirety by reference  to, the  provisions of the pooling and servicing agreement.

      The  Series [ ] Mortgage  Asset-Backed  Pass-Through  Certificates  will consist of the following seventeen classes:

o     Class A-1 Certificates;

o     Class A-2 Certificates;

o     Class A-3  Certificates,  which together with the Class A-1 Certificates and  Class A-2  Certificates  are  sometimes  referred  to as  the
            Class A Certificates;

o     Class M-1,   Class M-2,   Class M-3,  Class M-4,  Class M-5,  Class M-6,
            Class M-7,  Class M-8 and Class M-9  Certificates,  which together are sometimes referred to as the Class M Certificates;

o     Class B-1  Certificates and Class B-2  Certificates,  which together are sometimes  referred  to as the  Class B  Certificates,  and  which together with the Class M  Certificates are sometimes  referred to as the Subordinate Certificates;

o     Class SB Certificates; and

o     Class R-I Certificates and Class R-II  Certificates,  which together are sometimes referred to as the Class R Certificates.

      Only the Class A  Certificates  and Class M  Certificates are offered by this  prospectus  supplement.  See  "--Glossary  of Terms"  in this  prospectus supplement  for the meanings of  capitalized  terms and acronyms not otherwise defined in this prospectus supplement.

      The  certificates  in the aggregate will evidence the entire  beneficial ownership interest in the trust.  The trust will consist of:

o     the mortgage  loans,  excluding  scheduled  payments due in the month of the cut-off date;

o     the cash as deposited in respect of the mortgage  loans in the custodial account and in the certificate account and belonging to the trust;

o     property  acquired by  foreclosure of the mortgage loans or deed in lieu of foreclosure;

o     any applicable  primary insurance policies and standard hazard insurance policies;

o     [the yield maintenance agreement]; and

o     all proceeds of the foregoing.

      The  Class A  and  Class M-1  Certificates  will be  issued  in  minimum
denominations  of  $100,000  and  integral   multiples  of  $1  in  excess  of
$100,000.  The  Class M-2,   Class M-3,   Class M  4,  Class M-5,   Class M-6,
Class M-7,  Class-M-8,  Class M-9 and Class B  Certificates  will be issued in minimum  denominations  of $250,000 and integral  multiples of $1 in excess of
$250,000.

      The  offered   certificates   will  be   represented   by  one  or  more
certificates  registered  in the name of Cede & Co.,  the  nominee of DTC.  No beneficial owner will be entitled to receive a definitive certificate,  except as set forth in the prospectus under "Description of the  Certificates--Form of
Certificates."  Investors in the offered  certificates may elect to hold their offered  certificates  through  DTC  in  the  United  States  or  Clearstream,
Luxembourg,   formerly   known  as  Cedelbank  SA,  or  Euroclear  in  Europe.
Clearstream,  Luxembourg and Euroclear  will hold omnibus  positions on behalf of their participants  through customers'  securities accounts in Clearstream,
Luxembourg's and Euroclear's names on the books of their  depositaries,  which in turn will hold those  positions in  customers'  securities  accounts in the depositaries' names on the books of DTC.

      For additional  information regarding DTC,  Clearstream,  Luxembourg and
Euroclear   and   the   offered   certificates,   see   "Description   of  the
Certificates--Form of Certificates" in the prospectus.

Glossary of Terms

      The following  terms are given the meanings shown below to help describe the cash flows on the certificates:

      Accrued  Certificate  Interest--With  respect  to any  class of  Class A,
Class M and Class B  Certificates and any  distribution  date, an amount equal to  interest  accrued  during  the  related  Interest  Accrual  Period  on its
Certificate  Principal Balance  immediately prior to that distribution date at the related Pass-Through Rate for that distribution date.

      Accrued  Certificate  Interest  will be reduced by  Prepayment  Interest
Shortfalls  from the  mortgage  loans to the  extent not  covered by  Eligible
Master Servicer Compensation,  and by Relief Act Shortfalls, each as described in "--Interest  Distributions"  below.  These  reductions  will be allocated to the  certificates  on a pro rata  basis,  based  upon the  amount  of  Accrued
Certificate  Interest  that would have  accrued on these  certificates  absent these reductions.

      Accrued  Certificate  Interest  on  the  Class A,  Class M  and  Class B
Certificates  will also be reduced by any interest  shortfalls  resulting from the failure of the yield maintenance  agreement  provider to make any required payments  under the  yield  maintenance  agreement.  Such  shortfalls  will be allocated on a pro rata basis based upon the amount of interest,  if any, that each class of Class A,  Class M and Class B  Certificates was entitled to, but did not receive, under the yield maintenance agreement.

      In addition to the foregoing,  Accrued Certificate Interest on any class of Class A,  Class M and Class B  Certificates  may be reduced by the interest portion of  Realized  Losses on the  mortgage  loans  that are not  covered by
Excess Cash Flow or  overcollateralization  and are allocated to that class of certificates as described in "--Allocation of Losses" below.

      Accrued  Certificate  Interest  will be  calculated  on the basis of the actual  number of days in the related  Interest  Accrual  Period and a 360-day year.

      Available  Distribution  Amount--For  any  distribution  date,  an amount equal to the sum of the following amounts,  net of amounts reimbursable to the master servicer and any subservicer:

o     the  aggregate  amount of scheduled  payments on the mortgage  loans due during the  related  due period  and  received  on or prior to the
            related   determination   date,  after  deduction  of  the  master
            servicing  fees  and  any  subservicing  fees  in  respect  of the mortgage loans for that distribution date;

o     unscheduled  payments,  including mortgagor  prepayments on the mortgage loans,  Insurance  Proceeds,  Liquidation  Proceeds and Subsequent
            Recoveries from the mortgage loans,  and proceeds from repurchases of and  substitutions  for the mortgage loans occurring during the preceding calendar month;

o     all Advances made for that  distribution date in respect of the mortgage loans; and

o     any amounts received  pursuant to the yield maintenance  agreement,  but only to the extent used to cover basis risk shortfalls  arising on that distribution date.

      In  addition  to the  foregoing  amounts,  with  respect to  unscheduled collections on the mortgage loans, not including  mortgagor  prepayments,  the master  servicer may elect to treat these amounts as included in the Available
Distribution Amount for the distribution date in the month of receipt,  but is not  obligated  to do so. As  described in this  prospectus  supplement  under
"--Principal  Distributions," any amount with respect to which this election is made  shall  be  treated  as  having  been  received  on the  last  day of the preceding  calendar  month  for the  purposes  of  calculating  the  amount of principal and interest distributions to any class of certificates.

      Basis Risk Shortfall--With respect to each class of Class A,  Class M and
Class B  Certificates and any distribution  date on which the Net WAC Cap Rate is used to determine the Pass-Through  Rate of that class of certificates,  an amount equal to the excess of (i) Accrued Certificate  Interest for that class calculated  at a rate  equal to the  lesser of (a)  One-Month  LIBOR  plus the related Margin and (b) the Weighted  Average  Maximum Net Mortgage Rate,  over
(ii) Accrued Certificate  Interest for that class calculated using the Net WAC
Cap Rate; plus any unpaid Basis Risk Shortfall from prior distribution  dates, plus  interest  thereon to the extent not  previously  paid from  Excess  Cash
Flow,  at a rate equal to the lesser of (a) One Month  LIBOR plus the  related
Margin and (b) the Weighted  Average  Maximum Net Mortgage  Rate. In addition, any interest rate shortfalls  allocated to that class caused by the failure of the yield  maintenance  agreement  provider to make required payments pursuant to the yield  maintenance  agreement will be Basis Risk Shortfalls  payable in
the  amounts   and   priority   described   under   "--Excess   Cash  Flow  and
Overcollateralization" below.

      Capitalization  Reimbursement  Amount--With  respect to any  distribution date,  the amount of Advances  or  Servicing  Advances  that were added to the outstanding  principal  balance of the  mortgage  loans  during the  preceding calendar  month and  reimbursed to the master  servicer or  subservicer  on or prior to that distribution date.

      Certificate  Principal  Balance--With  respect  to any class of  Class A,
Class M  and Class B  Certificates  and any date of  determination,  an amount equal to its initial certificate  principal balance,  reduced by the aggregate of (a) all amounts allocable to principal previously  distributed with respect to that  class  of  certificates  and (b) any  reductions  in its  Certificate
Principal  Balance in connection with the allocation of Realized Losses in the manner described in this prospectus  supplement;  provided,  that with respect
to  any  distribution   date,  the  Certificate   Principal   Balance  of  any

outstanding  class of  certificates  to which a Realized  Loss was  previously allocated  and  remains  unreimbursed  will  be  increased  to the  extent  of
Realized Losses previously  allocated thereto and remaining  unreimbursed,  in the  case of the  Class A  Certificates,  on a pro  rata  basis,  based on the
amount  of  Realized  Losses   previously   allocated  thereto  and  remaining
unreimbursed,  in  each  case  pursuant  to  the  distributions  described  in
"--Excess Cash Flow and  Overcollateralization"  below,  but only to the extent of Subsequent Recoveries received during the previous calendar month.

      The initial Certificate  Principal Balance of the Class SB  Certificates
is equal to the excess,  if any, of (a) the initial aggregate Stated Principal
Balance of the  mortgage  loans  over (b) the  initial  aggregate  Certificate
Principal Balance of the Class A, Class M and Class B Certificates.

      Class A Principal  Distribution  Amount--With respect to any distribution date (i)  prior to the  Stepdown  Date or on or after the  Stepdown  Date if a
Trigger  Event  is  in  effect  for  that  distribution  date,  the  Principal
Distribution  Amount  for  that  distribution  date or (ii)  on or  after  the
Stepdown Date if a Trigger Event is not in effect for that distribution  date, the lesser of:

o     the Principal Distribution Amount for that distribution date; and

o     the excess, if any, of (A) the aggregate  Certificate  Principal Balance
            of  the   Class A   Certificates   immediately   prior   to   that
            distribution  date over (B) the  lesser of (x) the  product of (1)
            the  applicable  Subordination  Percentage  and (2) the  aggregate
            Stated  Principal  Balance  of the  mortgage  loans  after  giving effect to distributions to be made on that  distribution  date and
            (y) the excess,  if any, of the aggregate Stated Principal Balance of the mortgage loans after giving effect to  distributions  to be made on that  distribution  date,  over the  Overcollateralization
            Floor.

      Class B-1   Principal   Distribution    Amount--With   respect   to   any
distribution  date (i) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  distribution  date,  the remaining  Principal  Distribution  Amount  for that  distribution  date after
distribution  of  the  Class A  Principal   Distribution  Amount  and  Class M
Principal  Distribution  Amount  or (ii) on or after  the  Stepdown  Date if a
Trigger Event is not in effect for that distribution date, the lesser of:

o     the remaining  Principal  Distribution Amount for that distribution date after  distribution of the Class A Principal  Distribution  Amount and Class M Principal Distribution Amount; and

o     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal Balance of the Class A and Class M  Certificates  (after
            taking  into   account  the  payment  of  the  Class A   Principal
            Distribution Amount and Class M Principal  Distribution Amount for
            that distribution date) and (2) the Certificate  Principal Balance
            of  the   Class B-1   Certificates   immediately   prior  to  that
            distribution  date over (B) the  lesser of (x) the  product of (1)
            the  applicable  Subordination  Percentage  and (2) the  aggregate
            Stated  Principal  Balance  of the  mortgage  loans  after  giving effect to distributions to be made on that  distribution  date and
            (y) the excess,  if any, of the aggregate Stated Principal Balance of the mortgage loans after giving effect to  distributions  to be made on that  distribution  date,  over the  Overcollateralization
            Floor.

      Class B-2   Principal   Distribution    Amount--With   respect   to   any
distribution  date (i) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  distribution  date,  the remaining  Principal  Distribution  Amount  for that  distribution  date after distribution of the Class A Principal  Distribution Amount,  Class M Principal
Distribution Amount and Class B-1 Principal  Distribution Amount or (ii) on or
after  the  Stepdown  Date  if a  Trigger  Event  is not in  effect  for  that distribution date, the lesser of:

o     the remaining  Principal  Distribution Amount for that distribution date after distribution of the Class A Principal  Distribution  Amount,
            Class M  Principal  Distribution  Amount and  Class B-1  Principal
            Distribution Amount; and

o     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal   Balance  of  the   Class A,   Class M  and   Class B-1
            Certificates  (after  taking  into  account  the  payment  of  the
            Class A   Principal   Distribution   Amount,   Class M   Principal
            Distribution  Amount and Class B-1  Principal  Distribution Amount
            for that  distribution  date)  and (2) the  Certificate  Principal
            Balance of the Class B-2  Certificates  immediately  prior to that distribution  date over (B) the  lesser of (x) the  product of (1)
            the  applicable  Subordination  Percentage  and (2) the  aggregate
            Stated  Principal  Balance  of the  mortgage  loans  after  giving effect to distributions to be made on that  distribution  date and
            (y) the excess,  if any, of the aggregate Stated Principal Balance of the mortgage loans after giving effect to  distributions  to be made on that  distribution  date,  over the  Overcollateralization
            Floor.

      Class M Principal  Distribution  Amount--With respect to any distribution date,  the  sum of the  Class M-1  Principal  Distribution  Amount,  Class M-2
Principal  Distribution  Amount,   Class M-3  Principal  Distribution  Amount,
Class M-4 Principal  Distribution  Amount,  Class M-5  Principal  Distribution
Amount,   Class M-6  Principal   Distribution   Amount,   Class M-7  Principal
Distribution  Amount,  Class M-8  Principal  Distribution Amount and Class M-9
Principal Distribution Amount for that distribution date.

      Class M-1   Principal   Distribution    Amount--With   respect   to   any
distribution  date (i) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  distribution  date,  the remaining  Principal  Distribution  Amount  for that  distribution  date after distribution of the Class A Principal  Distribution Amount or (ii) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  distribution date, the lesser of:

o     the remaining  Principal  Distribution Amount for that distribution date after distribution of the Class A Principal  Distribution  Amount;
            and

o     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal Balance of the Class A  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount for that  distribution  date)  and (2) the  Certificate  Principal
            Balance of the Class M-1  Certificates  immediately  prior to that distribution  date over (B) the  lesser of (x) the  product of (1)
            the  applicable  Subordination  Percentage  and (2) the  aggregate
            Stated  Principal  Balance  of the  mortgage  loans  after  giving effect to distributions to be made on that  distribution  date and
            (y) the excess,  if any, of the aggregate Stated Principal Balance of the mortgage loans after giving effect to  distributions  to be made on that  distribution  date,  over the  Overcollateralization
            Floor.

      Class M-2   Principal   Distribution    Amount--With   respect   to   any
distribution  date (i) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  distribution  date,  the remaining  Principal  Distribution  Amount  for that  distribution  date after distribution  of the  Class A  Principal  Distribution  Amount  and  Class M-1
Principal  Distribution  Amount  or (ii) on or after  the  Stepdown  Date if a
Trigger Event is not in effect for that distribution date, the lesser of:

o     the remaining  Principal  Distribution Amount for that distribution date after  distribution of the Class A Principal  Distribution  Amount and the Class M-1 Principal Distribution Amount; and

o     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal  Balance  of  the  Class A  Certificates  and  Class M-1
            Certificates  (after  taking  into  account  the  payment  of  the
            Class A  Principal  Distribution  Amount and  Class M-1  Principal
            Distribution  Amount  for  that  distribution  date)  and  (2) the
            Certificate  Principal  Balance  of  the  Class M-2   Certificates
            immediately  prior to that  distribution  date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and (2) the  aggregate  Stated  Principal  Balance of the mortgage loans  after  giving  effect to  distributions  to be made on that distribution  date and (y) the excess,  if any,  of the  aggregate
            Stated  Principal  Balance  of the  mortgage  loans  after  giving effect  to  distributions  to be made on that  distribution  date, over the Overcollateralization Floor.

      Class M-3   Principal   Distribution    Amount--With   respect   to   any
distribution  date (i) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  distribution  date,  the remaining  Principal  Distribution  Amount  for that  distribution  date after
distribution  of  the  Class A  Principal   Distribution   Amount,   Class M-1
Principal  Distribution Amount and Class M-2 Principal  Distribution Amount or
(ii) on or after the  Stepdown  Date if a Trigger  Event is not in effect  for that distribution date, the lesser of:

o     the remaining  Principal  Distribution Amount for that distribution date after distribution of the Class A Principal  Distribution  Amount,
            Class M-1  Principal  Distribution  Amount and Class M-2 Principal
            Distribution Amount; and

o     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal   Balance  of  the  Class A,   Class M-1  and  Class M-2
            Certificates  (after  taking  into  account  the  payment  of  the
            Class A  Principal   Distribution   Amount,   Class M-1  Principal
            Distribution  Amount and Class M-2  Principal  Distribution Amount
            for that  distribution  date)  and (2) the  Certificate  Principal
            Balance of the Class M-3  Certificates  immediately  prior to that distribution  date over (B) the  lesser of (x) the  product of (1)
            the  applicable  Subordination  Percentage  and (2) the  aggregate
            Stated  Principal  Balance  of the  mortgage  loans  after  giving effect to distributions to be made on that  distribution  date and
            (y) the excess,  if any, of the aggregate Stated Principal Balance of the mortgage loans after giving effect to  distributions  to be made on that  distribution  date,  over the  Overcollateralization
            Floor.

      Class M-4   Principal   Distribution    Amount--With   respect   to   any
distribution  date (i) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  distribution  date,  the remaining  Principal  Distribution  Amount  for that  distribution  date after
distribution  of  the  Class A  Principal   Distribution   Amount,   Class M-1
Principal  Distribution  Amount,  Class M-2 Principal  Distribution Amount and
Class M-3 Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of:

o     the remaining  Principal  Distribution Amount for that distribution date after distribution of the Class A Principal  Distribution  Amount,
            Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
            Distribution Amount and Class M-3 Principal  Distribution  Amount;
            and

o     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal  Balance  of  the  Class A,  Class M-1,   Class M-2  and
            Class M-3  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount,  Class M-1  Principal

            Distribution Amount,  Class M-2 Principal  Distribution Amount and
            Class M-3  Principal  Distribution  Amount  for that  distribution date) and (2) the Certificate  Principal  Balance of the Class M-4
            Certificates  immediately prior to that distribution date over (B)
            the lesser of (x) the product of (1) the applicable  Subordination
            Percentage and (2) the aggregate Stated  Principal  Balance of the mortgage loans after giving effect to  distributions to be made on that  distribution  date  and  (y)  the  excess,  if  any,  of the aggregate  Stated  Principal  Balance of the mortgage  loans after giving  effect to  distributions  to be made on that  distribution date, over the Overcollateralization Floor.

      Class M-5   Principal   Distribution    Amount--With   respect   to   any
distribution  date (i) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  distribution  date,  the remaining  Principal  Distribution  Amount  for that  distribution  date after
distribution  of  the  Class A  Principal   Distribution   Amount,   Class M-1
Principal  Distribution  Amount,   Class M-2  Principal  Distribution  Amount,
Class M-3 Principal  Distribution Amount and Class M-4 Principal  Distribution
Amount or (ii) on or after  the  Stepdown  Date if a  Trigger  Event is not in effect for that distribution date, the lesser of:

o     the remaining  Principal  Distribution Amount for that distribution date after distribution of the Class A Principal  Distribution  Amount,
            Class M-1 Principal  Distribution  Amount, the Class M-2 Principal
            Distribution Amount,  Class M-3 Principal  Distribution Amount and
            Class M-4 Principal Distribution Amount; and

o     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal Balance of the Class A, Class M-1,  Class M-2, Class M-3
            and Class M-4  Certificates (after taking into account the payment of the Class A Principal Distribution Amount,  Class M-1 Principal
            Distribution  Amount,  Class M-2  Principal  Distribution  Amount,
            Class M-3  Principal  Distribution  Amount and Class M-4 Principal
            Distribution  Amount  for  that  distribution  date)  and  (2) the
            Certificate  Principal  Balance  of  the  Class M-5   Certificates
            immediately  prior to that  distribution  date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and (2) the  aggregate  Stated  Principal  Balance of the mortgage loans  after  giving  effect to  distributions  to be made on that distribution  date and (y) the excess,  if any,  of the  aggregate
            Stated  Principal  Balance  of the  mortgage  loans  after  giving effect  to  distributions  to be made on that  distribution  date, over the Overcollateralization Floor.

      Class M-6   Principal   Distribution    Amount--With   respect   to   any
distribution  date (i) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  distribution  date,  the remaining  Principal  Distribution  Amount  for that  distribution  date after
distribution  of  the  Class A  Principal   Distribution   Amount,   Class M-1
Principal  Distribution  Amount,   Class M-2  Principal  Distribution  Amount,
Class M-3 Principal  Distribution  Amount,  Class M-4  Principal  Distribution
Amount and  Class M-5  Principal  Distribution  Amount or (ii) on or after the
Stepdown Date if a Trigger Event is not in effect for that distribution  date, the lesser of:

o     the remaining  Principal  Distribution Amount for that distribution date after distribution of the Class A Principal  Distribution  Amount,
            Class M-1 Principal  Distribution  Amount, the Class M-2 Principal
            Distribution  Amount,  Class M-3  Principal  Distribution  Amount,
            Class M-4  Principal  Distribution  Amount and Class M-5 Principal
            Distribution Amount; and

o     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal   Balance   of  the   Class A,   Class M-1,   Class M-2,
            Class M-3,  Class M-4  and  Class M-5  Certificates  (after taking into  account the payment of the  Class A  Principal  Distribution
            Amount,   Class M-1  Principal   Distribution  Amount,   Class M-2
            Principal  Distribution Amount,  Class M-3 Principal  Distribution
            Amount,  Class M-4  Principal  Distribution  Amount and  Class M-5
            Principal  Distribution Amount for that distribution date) and (2)
            the Certificate  Principal  Balance of the Class M-6  Certificates
            immediately  prior to that  distribution  date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and (2) the  aggregate  Stated  Principal  Balance of the mortgage loans  after  giving  effect to  distributions  to be made on that distribution  date and (y) the excess,  if any,  of the  aggregate
            Stated  Principal  Balance  of the  mortgage  loans  after  giving effect  to  distributions  to be made on that  distribution  date, over the Overcollateralization Floor.

      Class M-7   Principal   Distribution    Amount--With   respect   to   any
distribution  date (i) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  distribution  date,  the remaining  Principal  Distribution  Amount  for that  distribution  date after
distribution  of  the  Class A  Principal   Distribution   Amount,   Class M-1
Principal  Distribution  Amount,   Class M-2  Principal  Distribution  Amount,
Class M-3 Principal  Distribution  Amount,  Class M-4  Principal  Distribution
Amount,  Class M-5  Principal  Distribution  Amount  and  Class M-6  Principal
Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger Event is not in effect for that distribution date, the lesser of:

o     the remaining  Principal  Distribution Amount for that distribution date after distribution of the Class A Principal  Distribution  Amount,
            Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
            Distribution  Amount,  Class M-3  Principal  Distribution  Amount,
            Class M-4  Principal  Distribution  Amount,   Class M-5  Principal
            Distribution Amount and Class M-6 Principal  Distribution  Amount;
            and

o     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal   Balance   of  the   Class A,   Class M-1,   Class M-2,
            Class M-3,  Class M-4, Class M 5 and Class M-6 Certificates (after
            taking  into   account  the  payment  of  the  Class A   Principal
            Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
            Class M-2  Principal  Distribution  Amount,   Class M-3  Principal
            Distribution  Amount,  Class M-4  Principal  Distribution  Amount,
            Class M-5  Principal  Distribution  Amount and Class M-6 Principal
            Distribution  Amount  for  that  distribution  date)  and  (2) the
            Certificate  Principal  Balance  of  the  Class M-7   Certificates
            immediately  prior to that  distribution  date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and (2) the  aggregate  Stated  Principal  Balance of the mortgage loans  after  giving  effect to  distributions  to be made on that distribution  date and (y) the excess,  if any,  of the  aggregate
            Stated  Principal  Balance  of the  mortgage  loans  after  giving effect  to  distributions  to be made on that  distribution  date, over the Overcollateralization Floor.

      Class M-8   Principal   Distribution    Amount--With   respect   to   any
distribution  date (i) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  distribution  date,  the remaining  Principal  Distribution  Amount  for that  distribution  date after
distribution  of  the  Class A  Principal   Distribution   Amount,   Class M-1
Principal  Distribution  Amount,   Class M-2  Principal  Distribution  Amount,
Class M-3 Principal  Distribution  Amount,  Class M-4  Principal  Distribution
Amount,   Class M-5  Principal   Distribution   Amount,   Class M-6  Principal
Distribution Amount and Class M-7 Principal  Distribution Amount or (ii) on or
after  the  Stepdown  Date  if a  Trigger  Event  is not in  effect  for  that distribution date, the lesser of:

o     the remaining  Principal  Distribution Amount for that distribution date after distribution of the Class A Principal  Distribution  Amount,
            Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
            Distribution  Amount,  Class M-3  Principal  Distribution  Amount,
            Class M-4  Principal  Distribution  Amount,   Class M-5  Principal
            Distribution Amount,  Class M-6 Principal  Distribution Amount and
            Class M-7 Principal Distribution Amount; and

o     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal   Balance   of  the   Class A,   Class M-1,   Class M-2,
            Class M-3,   Class M-4,   Class M  5,   Class M-6   and  Class M-7
            Certificates  (after  taking  into  account  the  payment  of  the
            Class A  Principal   Distribution   Amount,   Class M-1  Principal
            Distribution  Amount,  Class M-2  Principal  Distribution  Amount,
            Class M-3  Principal  Distribution  Amount,   Class M-4  Principal
            Distribution  Amount,  Class M-5  Principal  Distribution  Amount,
            Class M-6  Principal  Distribution  Amount and Class M-7 Principal
            Distribution  Amount  for  that  distribution  date)  and  (2) the
            Certificate  Principal  Balance  of  the  Class M-8   Certificates
            immediately  prior to that  distribution  date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and (2) the  aggregate  Stated  Principal  Balance of the mortgage loans  after  giving  effect to  distributions  to be made on that distribution  date and (y) the excess,  if any,  of the  aggregate
            Stated  Principal  Balance  of the  mortgage  loans  after  giving effect  to  distributions  to be made on that  distribution  date, over the Overcollateralization Floor.

      Class M-9   Principal   Distribution    Amount--With   respect   to   any
distribution  date (i) prior to the Stepdown  Date or on or after the Stepdown
Date  if a  Trigger  Event  is in  effect  for  that  distribution  date,  the remaining  Principal  Distribution  Amount  for that  distribution  date after
distribution  of  the  Class A  Principal   Distribution   Amount,   Class M-1
Principal  Distribution  Amount,   Class M-2  Principal  Distribution  Amount,
Class M-3 Principal  Distribution  Amount,  Class M-4  Principal  Distribution
Amount,   Class M-5  Principal   Distribution   Amount,   Class M-6  Principal
Distribution  Amount,  Class M-7  Principal  Distribution Amount and Class M-8
Principal  Distribution  Amount  or (ii) on or after  the  Stepdown  Date if a
Trigger Event is not in effect for that distribution date, the lesser of:

o     the remaining  Principal  Distribution Amount for that distribution date after distribution of the Class A Principal  Distribution  Amount,
            Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
            Distribution  Amount,  Class M-3  Principal  Distribution  Amount,
            Class M-4  Principal  Distribution  Amount,   Class M-5  Principal
            Distribution  Amount,  Class M-6  Principal  Distribution  Amount,
            Class M-7  Principal  Distribution  Amount and Class M-8 Principal
            Distribution Amount; and

o     the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
            Principal   Balance   of  the   Class A,   Class M-1,   Class M-2,
            Class M-3,   Class M-4,   Class M  5,  Class M-6,   Class M-7  and
            Class M-8  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount,  Class M-1  Principal
            Distribution  Amount,  Class M-2  Principal  Distribution  Amount,
            Class M-3  Principal  Distribution  Amount,   Class M-4  Principal
            Distribution  Amount,  Class M-5  Principal  Distribution  Amount,
            Class M-6  Principal  Distribution  Amount,   Class M-7  Principal
            Distribution  Amount and Class M-8  Principal  Distribution Amount
            for that  distribution  date)  and (2) the  Certificate  Principal
            Balance of the Class M-9  Certificates  immediately  prior to that distribution  date over (B) the  lesser of (x) the  product of (1)
            the  applicable  Subordination  Percentage  and (2) the  aggregate
            Stated  Principal  Balance  of the  mortgage  loans  after  giving effect to distributions to be made on that  distribution  date and
            (y) the excess,  if any, of the aggregate Stated Principal Balance of the mortgage loans after giving effect to  distributions  to be made on that  distribution  date,  over the  Overcollateralization
            Floor.

      Eligible Master Servicing  Compensation--For  any  distribution  date, an amount  equal  to the  lesser  of (a)  one-twelfth  of  0.125%  of the  Stated
Principal   Balance  of  the  mortgage   loans   immediately   preceding  that
distribution  date and (b) the sum of the master  servicing fee payable to the
master   servicer  in  respect  of  its  master   servicing   activities   and
reinvestment  income  received by the master  servicer on amounts payable with respect to that distribution date.

      Excess Cash Flow--With respect to any distribution  date, an amount equal to the sum of (x) the  excess of (i) the  Available  Distribution  Amount  for that  distribution  date  over (ii) the sum of (a) the  Interest  Distribution
Amount for that distribution date and (b) the Principal  Remittance Amount for that distribution date and (y) the Overcollateralization  Reduction Amount, if any, for that distribution date.

      Excess  Overcollateralization  Amount--With  respect to any  distribution date,  the  excess,  if  any,  of the  Overcollateralization  Amount  on  that distribution  date  over the  Required  Overcollateralization  Amount  on that distribution date.

      Expense  Fee  Rate--With  respect to any  mortgage  loan,  the sum of the rates at which the master servicing and subservicing fees are paid.

      Fitch--Fitch Ratings.

      Interest Accrual  Period--With  respect to any distribution  date and the
Class A,   Class M  and  Class B   Certificates,   (i)  with  respect  to  the
distribution  date in [ ],  the  period  commencing  on the  closing  date and ending  on the day  preceding  the  distribution  date in [ ], and  (ii)  with respect  to any  distribution  date  after the  distribution  date in [ ], the period commencing on the distribution date in the month immediately  preceding the  month in which  that  distribution  date  occurs  and  ending  on the day preceding that distribution date.

      Interest Distribution  Amount--With respect to any distribution date, the aggregate amount of Accrued Certificate  Interest on the Class A,  Class M and
Class B  Certificates for that distribution  date and any Accrued  Certificate
Interest remaining unpaid for any previous distribution date.

      Margin--With  respect  to each  class of  Class A,  Class M  and  Class B
Certificates, the related margins set forth in the table below:

               Class                 (1)                   (2)
                A-1
                A-2
                A-3
                M-1
                M-2
                M-3
                M-4
                M-5
                M-6
                M-7
                M-8
                M-9
                B-1
                B-2
          ________________________
----------------------------------------------------------------------
          (1)  Initially.
          (2)  On or after  the  second  distribution  date  after the first possible optional termination date.

      Monthly  Ceiling  Rate--With  respect to each  distribution  date and the
Class A,  Class M  and  Class B  Certificates,  the related per annum rate set forth next to such distribution date in the table below:

                             Monthly                            Monthly
      -----------------   Ceiling Rate    ---------------    Ceiling Rate
      Distribution Date                   Distribution
                                          Date

------------------------------------------------------------------------------

      Monthly  Strike  Rate--With  respect  to each  distribution  date and the
Class A,  Class M  and  Class B  Certificates,  the related per annum rate set forth next to such distribution date in the table below:

      Distribution Date  Monthly Strike   Distribution    Monthly Strike Rate
                              Rate        Date

      Moody's--Moody's Investors Service, Inc.
------------------------------------------------------------------------------

      Net Mortgage  Rate--With  respect to any mortgage loan, the mortgage rate thereon minus the Expense Fee Rate.

      Net WAC Cap  Rate--With  respect to any  distribution  date,  a per annum rate equal to the weighted  average of the Net Mortgage  Rates of the mortgage loans as of the end of the calendar month  immediately  preceding the month in which such  distribution  date occurs,  multiplied  by a fraction  equal to 30 divided by the actual number of days in the related  Interest  Accrual Period, as  adjusted  to  account  for  payments  required  to be made under the yield maintenance agreement, if any.

      One-Month  LIBOR--The London interbank  offered rate for one-month United
States Dollar deposits determined as described in this prospectus supplement.

      Optional  Termination  Date--The  first  distribution  date on which  the master  servicer or the holder of the Class SB  Certificates,  as  applicable, can  exercise its right to purchase  the  mortgage  loans and other  remaining
assets   from   the   trust   as   described   in   "Pooling   and   Servicing
Agreement--Termination" in this prospectus supplement.

      Overcollateralization  Amount--With respect to any distribution date, the excess,  if any, of (a) the aggregate Stated Principal Balance of the mortgage loans before  giving effect to  distributions  of principal to be made on that distribution  date, over (b) the aggregate  Certificate  Principal  Balance of the  Class A,  Class M and Class B  Certificates  before  taking into  account distributions of principal to be made on that distribution date.

      Overcollateralization  Floor--An amount equal to [0.50]% of the aggregate
Stated Principal Balance of the mortgage loans as of the cut-off date.

      Overcollateralization  Increase  Amount--With respect to any distribution date,  an  amount  equal to the  lesser of (i) the  Excess  Cash Flow for that distribution  date (to the extent not used to cover the amounts  described  in clauses (iv) and (v) of the definition of Principal  Distribution Amount as of such  distribution  date) and (ii) the  excess,  if any,  of (x) the  Required
Overcollateralization   Amount  for  that   distribution  date  over  (y)  the
Overcollateralization Amount for that distribution date.

      Overcollateralization  Reduction Amount--With respect to any distribution date on which the Excess  Overcollateralization  Amount is, or would be, after taking  into  account  distributions  to be made on the  mortgage  loans  that distribution  date,  greater  than zero,  an amount equal to the lesser of (i)
the Excess  Overcollateralization  Amount for that  distribution date and (ii)
the Principal Remittance Amount for that distribution date.

      Pass-Through  Rate--With  respect to each class of  Class A,  Class M and
Class B  Certificates and any  distribution  date, the lesser of (i) One Month
LIBOR plus the related Margin and (ii) the Net WAC Cap Rate.

      Prepayment  Interest  Shortfalls--With  respect to the mortgage loans and any  distribution  date,  the aggregate  shortfall,  if any, in collections of interest  resulting  from  mortgagor  prepayments on the mortgage loans during the preceding  calendar month.  These  shortfalls will result because interest on  prepayments in full is  distributed  only to the date of  prepayment,  and
because  no  interest  is   distributed  on  prepayments  in  part,  as  these
prepayments in part are applied to reduce the  outstanding  principal  balance of the mortgage  loans as of the due date  immediately  preceding  the date of prepayment.  No  assurance  can be given that the amounts  available  to cover
Prepayment  Interest  Shortfalls will be sufficient  therefor.  See "--Interest
Distributions,"  "--Excess  Cash Flow and  Overcollateralization"  and "Pooling
and  Servicing  Agreement--Servicing  and Other  Compensation  and  Payment  of
Expenses" in this prospectus supplement.

      Principal  Distribution  Amount-- On any distribution date, the lesser of
(a)  the  excess  of (i) the  Available  Distribution  Amount  over  (ii)  the
Interest Distribution Amount and (b) the aggregate amount described below:

      (i)...the  principal  portion of all scheduled  monthly  payments on the mortgage loans received or advanced with respect to the related due period;

      (ii)..the  principal  portion  of  all  proceeds  of the  repurchase  of mortgage  loans,  or, in the case of a  substitution,  amounts  representing a principal  adjustment,  as required by the  pooling  and  servicing  agreement during the preceding calendar month;

      (iii).the principal portion of all other  unscheduled  collections other than  Subsequent  Recoveries,  received  on  the  mortgage  loans  during  the preceding  calendar  month,  or deemed to be  received  during  the  preceding calendar month,  including,  without  limitation,  full and partial  Principal
Prepayments made by the respective  mortgagors,  to the extent not distributed in the preceding month;

      (iv)..the  lesser of (a)  Subsequent  Recoveries  for that  distribution date and (b) the  principal  portion of any Realized  Losses  allocated to any class of  offered  certificates  on a prior  distribution  date and  remaining unpaid;

      (v)...the  lesser  of (a) the  Excess  Cash  Flow for that  distribution date, to the extent not used in clause (iv) above on such  distribution  date, and (b) the principal  portion of any Realized Losses  incurred,  or deemed to have been  incurred,  on any mortgage  loans in the calendar  month  preceding that  distribution  date to the extent  covered  by Excess  Cash Flow for that
distribution    date   as   described    under    "--Excess   Cash   Flow   and
Overcollateralization" below; and

      (vi)..the  lesser  of (a) the  Excess  Cash  Flow for that  distribution date,  to the extent not used  pursuant to clauses  (iv) and (v) above on such distribution  date, and (b) the amount of any  Overcollateralization  Increase
Amount for that distribution date;

      minus

      (vii).the amount of any Overcollateralization  Reduction Amount for that distribution date; and

      (viii)      any Capitalization Reimbursement Amount.

      In no event will the Principal  Distribution  Amount on any distribution date be less than zero or greater than the outstanding  aggregate  Certificate
Principal Balance of the Class A, Class M and Class B Certificates.

      Principal  Remittance  Amount--With respect to any distribution date, the sum of the amounts  described in clauses  (b)(i),  (b)(ii) and (b)(iii) of the definition of Principal Distribution Amount for that distribution date.

      Realized  Loss--As  to  any  defaulted  mortgage  loan  that  is  finally liquidated  the  portion of the Stated  Principal  Balance  plus  accrued  and unpaid interest remaining after application of all amounts  recovered,  net of amounts  reimbursable to the master servicer for related  Advances,  Servicing
Advances  and other  expenses,  towards  interest and  principal  owing on the mortgage  loan.  For a mortgage loan the  principal  balance of which has been
reduced  in  connection  with  bankruptcy  proceedings,   the  amount  of  the
reduction.  As to any  mortgage  loan  that  has been  the  subject  of a Debt
Service Reduction,  the amount of the reduction.  For a mortgage loan that has
been   modified,   following  a  default  or  if  a  default  was   reasonably
foreseeable,  the amount of principal  that has been  forgiven,  the amount by which a monthly  payment has been  reduced due to a reduction  of the interest rate,  and any Servicing  Advances that are forgiven and  reimbursable  to the master  servicer  or  servicer.  To the extent the  master  servicer  receives
Subsequent  Recoveries  with respect to any mortgage  loan,  the amount of the
Realized  Loss with  respect  to that  mortgage  loan will be  reduced  to the extent such recoveries are received.

      Record   Date--With   respect  to  the  offered   certificates   and  any
distribution   date,   the  close  of  business  on  the  day  prior  to  that
distribution date.

      Relief   Act   Shortfalls--Interest   shortfalls   resulting   from   the
application  of the  Servicemembers  Civil Relief Act,  formerly  known as the
Soldiers' and Sailors'  Civil Relief Act of 1940,  or any similar  legislation or regulations.

      Required  Overcollateralization  Amount--With respect to any distribution date,  (a) prior  to  the  Stepdown  Date,  an  amount  equal  to [ ]% of  the aggregate  Stated  Principal  Balance of the mortgage  loans as of the cut-off date,  and (b) on or after the  Stepdown  Date,  the greater of (i) an  amount
equal to [    ]% of the aggregate  outstanding Stated Principal Balance of the mortgage loans after giving effect to distributions  made on that distribution date and (ii) the  Overcollateralization  Floor; provided,  however, that if a
Trigger Event is in effect, the Required  Overcollateralization Amount will be an  amount  equal  to  the  Required  Overcollateralization  Amount  from  the immediately preceding distribution date; provided,  further, that the Required
Overcollateralization  Amount may be  reduced so long as written  confirmation is obtained  from each rating  agency that the  reduction  will not reduce the rating  assigned to any class of  certificates by that rating agency below the lower of the then  current  rating  assigned  to  those  certificates  by that rating agency or the rating  assigned to those  certificates as of the closing date by that rating agency.

      Senior  Enhancement  Percentage--On  any  distribution  date,  the Senior
Enhancement  Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate  Certificate Principal Balance of the Class M and
Class B  Certificates  immediately prior to that distribution date and (y) the
Overcollateralization  Amount,  in each case prior to the  distribution of the
Principal  Distribution  Amount on such distribution date, and the denominator of which is the  aggregate  Stated  Principal  Balance of the  mortgage  loans after giving effect to distributions to be made on that distribution date.

      Sixty-Plus  Delinquency  Percentage--With  respect  to  any  distribution date, the arithmetic average,  for each of the three distribution dates ending with such  distribution  date,  of the  fraction,  expressed as a  percentage, equal to (x) the  aggregate  Stated  Principal  Balance of the mortgage  loans that are 60 or more days  delinquent  in payment of principal and interest for that distribution date,  including mortgage loans in foreclosure and REO, over
(y) the  aggregate  Stated  Principal  Balance  of all of the  mortgage  loans immediately preceding that distribution date.

      Standard & Poor's--Standard & Poor's Ratings Services,  a division of The
McGraw-Hill Companies, Inc.

      Stated  Principal  Balance--With  respect to any mortgage  loan and as of any date of  determination,  (a) the sum of (i) the principal  balance thereof as of the cut-off date after payment of all scheduled  principal  payments due in the month of the cut-off date and (ii) any amount by which the  outstanding
principal  balance  thereof  has  been  increased   pursuant  to  a  servicing
modification,  minus (b) the sum of (i) the aggregate of the principal portion of the  scheduled  monthly  payments  due with respect to that  mortgage  loan during each due period  commencing  on the first due period  after the cut-off date and ending with the due period  related to the most  recent  distribution date which were  received or with  respect to which an advance was made,  (ii)
all  principal  prepayments  with  respect  to  such  mortgage  loan  and  all
Liquidation  Proceeds and  Insurance  Proceeds,  to the extent  applied by the
master  servicer  as  recoveries  of  principal,   in  each  case  which  were
distributed  on any previous  distribution  date,  and (iii) any Realized Loss allocated  to the trust with  respect to that  mortgage  loan for any previous distribution date.

      Stepdown  Date--The  earlier  to  occur  of  (i)  the  distribution  date
immediately   succeeding  the   distribution   date  on  which  the  aggregate
certificate  principal balance of the Class A Certificates has been reduced to zero or (ii) the  later to occur of (x) the  distribution  date in [ ] and (y)
the first  distribution  date on which the Senior  Enhancement  Percentage  is
greater than or equal to [        ]%.

      Subordination  Percentage--With respect to each class of Class A, Class M and Class B  Certificates,  the  applicable  percentage set forth in the table below:

                   Class          Subordination Percentage
                     A
                    M-1
                    M-2
                    M-3
                    M-4
                    M-5
                    M-6
                    M-7
                    M-8
                    M-9
                    B-1
                    B-2
      Subsequent   Recoveries--Subsequent   recoveries,   net  of  reimbursable
expenses,  with respect to mortgage loans that have been previously liquidated and that resulted in a Realized Loss.
------------------------------------------------------------------------------

      Trigger  Event--A  Trigger  Event  is  in  effect  with  respect  to  any distribution  date on or after the Stepdown  Date if either (a) the product of
[  ]  and  the  Sixty-Plus  Delinquency  Percentage,  as  determined  on  that distribution  date,  equals or exceeds the Senior  Enhancement  Percentage for that  distribution  date or (b) on or after the distribution  date in [ ], the aggregate  amount of Realized  Losses on the mortgage loans as a percentage of the initial  aggregate Stated Principal Balance as of the cut-off date exceeds the applicable amount set forth below:

      [date] to [date]:              [      ]% with respect to [date], plus an
                                     additional 1/12th of [      ]% for each
                                     month thereafter.
      [date] to [date]:              [      ]% with respect to [date], plus an
                                     additional 1/12th of [      ]% for each
                                     month thereafter.
      [date] to [date]:              [      ]% with respect to [date], plus an
                                     additional 1/12th of [      ]% for each
                                     month thereafter.
      [date] to [date]:              [      ]% with respect to [date], plus an
                                     additional 1/12th of [      ]% for each
                                     month thereafter.
      [date] thereafter:             [      ]%.
      Weighted  Average  Maximum  Net  Mortgage   Rate--With   respect  to  any
distribution  date, the weighted  average of the maximum Net Mortgage Rates in the case of the adjustable  rate mortgage  loans, or the Net Mortgage Rates in the case of the fixed-rate  mortgage loans,  multiplied by a fraction equal to
30  divided  by the  actual  number of days in the  related  Interest  Accrual
Period.

      Yield  Maintenance   Agreement  Notional  Balance--With  respect  to  any
distribution  date  specified  below  and the  Class A,  Class M  and  Class B
Certificates,  the lesser of (1) the aggregate  Certificate  Principal Balance of the Class A,  Class M and Class B  Certificates  immediately  prior to that distribution  date and (2) the  approximate  amount  specified  below for that distribution date:

      Distribution Date Notional        Distribution     Notional Balance
                        Balance         Date

------------------------------------------------------------------------------

Distributions on the Offered Certificates

      Distributions  on the offered  certificates  will be made by the trustee beginning in [ ] on the 25th day of each month or the  following  business day if the 25th is not a business  day.  Each of these  dates is  referred to as a distribution  date.  Payments on the certificates  will be made to the persons in the  names  of which  such  certificates  are  registered  at the  close of business on the related  Record Date.  Payments will be made by check or money order  mailed to the address of the person  which  appears on the  certificate register,  or  upon  the  request  of  a  holder  owning  certificates  having
denominations   aggregating   at  least   $1,000,000,   by  wire  transfer  or
otherwise.  In the case of book-entry  certificates,  payments will be made by
wire   transfer  to  DTC  or  its  nominee  in  amounts   calculated   on  the
determination date as described in this prospectus  supplement.  However,  the
final  payment   relating  to  the   certificates   will  be  made  only  upon
presentation  and surrender of the certificates at the office or the agency of the  trustee  specified  in the  notice to  holders  of the final  payment.  A business  day is any day  other  than a  Saturday  or Sunday or a day on which banking institutions in the States of California,  Minnesota,  Texas, New York
or Illinois are required or authorized by law to be closed.

      With respect to any  distribution  date,  the due period is the calendar month in which the distribution date occurs and the determination  date is the
20th day of the month in which the  distribution  date  occurs or, if the 20th day is not a business day, the  immediately  succeeding  business day. The due date with  respect to each  mortgage  loan is the date on which the  scheduled monthly payment is due.

Interest Distributions

      On each distribution date,  holders of the Class A  Certificates will be entitled to receive  interest  distributions in an amount equal to the related
Accrued  Certificate  Interest  thereon  for that  distribution  date plus any

Accrued  Certificate  Interest  remaining  unpaid from any prior  distribution
date,   to  the  extent  of  the  Available   Distribution   Amount  for  that
distribution date.

      On  each  distribution  date,  holders  of  each  class  of the  Class M
Certificates  will be entitled to receive interest  distributions in an amount equal to the  Accrued  Certificate  Interest  on such class  plus any  Accrued
Certificate  Interest  remaining unpaid from any prior  distribution  date, to the extent of the Available  Distribution Amount remaining after distributions of interest to the Class A  Certificates and  distributions of interest to any class of Class M Certificates with a higher payment priority.

      On each distribution date,  holders of the Class B  Certificates will be entitled to receive  interest  distributions in an amount equal to the Accrued
Certificate  Interest  on such class  plus any  Accrued  Certificate  Interest remaining  unpaid  from any  prior  distribution  date,  to the  extent of the
Available  Distribution  Amount  remaining after  distributions of interest to the  Class A  Certificates  and  Class M  Certificates  and  distributions  of interest to any class of Class B Certificates with a higher payment priority.

      With  respect  to  any  distribution   date,  any  Prepayment   Interest
Shortfalls  during the preceding  calendar  month will be offset by the master servicer,  but only to the extent these Prepayment  Interest Shortfalls do not exceed Eligible Master Servicing Compensation.

      Prepayment  Interest Shortfalls which are not covered as described above and Relief Act Shortfalls  will be allocated to the offered  certificates on a pro rata basis, in accordance with the amount of Accrued Certificate  Interest that would have accrued absent these shortfalls,  in each case in reduction of
Accrued Certificate Interest thereon.

      Any  Prepayment  Interest  Shortfalls  not  covered by  Eligible  Master
Servicing  Compensation  or  Excess  Cash  Flow  and  allocated  to a class of certificates will accrue interest at the then-applicable  Pass Through Rate on that class of certificates,  and will be paid, together with interest thereon, on  future  distribution  dates  only to the  extent of any  Excess  Cash Flow available  therefor on that  distribution  date, as described in clauses third and fourth of  "--Excess  Cash Flow and  Overcollateralization"  below.  Relief
Act  Shortfalls  will not be covered by any  source,  except  that  Relief Act
Shortfalls  arising  in an  Interest  Accrual  Period may be covered by Excess
Cash Flow in that  Interest  Accrual  Period  in the  manner  described  under
"--Excess Cash Flow and Overcollateralization."

      If the  Pass-Through  Rate on any class of  Class A,  Class M or Class B
Certificates  is equal to the Net WAC Cap Rate,  Basis  Risk  Shortfalls  will occur and will be reimbursed from Excess Cash Flow to the extent  described in
this     prospectus     supplement.     See    "--Excess    Cash    Flow    and
Overcollateralization" below.

      The  ratings  assigned  to any  class  of  offered  certificates  do not address  the  likelihood  of the  receipt  of any  amounts  in  respect of any
Prepayment   Interest   Shortfalls,   Basis  Risk  Shortfalls  or  Relief  Act
Shortfalls.

Determination of One-Month LIBOR

      With  respect to each  Interest  Accrual  Period,  One-Month  LIBOR will equal the rate for one month United  States  Dollar  deposits  that appears on the Dow Jones Telerate Screen Page 3750 as of 11:00 a.m.,  London time, on the second  LIBOR  business  day  immediately  prior to the  commencement  of such
Interest  Accrual Period.  That date of  determination  is referred to in this prospectus  supplement as the LIBOR rate  adjustment  date. Dow Jones Telerate
Screen  Page 3750  means the  display  designated  as page 3750 on the  Bridge
Telerate Service,  or such other page as may replace page 3750 on that service for the purpose of displaying  London interbank  offered rates of major banks.
If the rate for One Month LIBOR does not appear on Dow Jones  Telerate  Screen
Page 3750, or any other page as may replace that page on that  service,  or if the  service  is no  longer  offered,  on any  other  service  for  displaying
One-Month  LIBOR or  comparable  rates as may be selected by the trustee after consultation  with the master  servicer,  the rate will be the reference  bank rate as described below.

      The reference  bank rate will be determined on the basis of the rates at which  deposits  in U.S.  Dollars are offered by the  reference  banks,  which shall be three  major  banks that are  engaged in  transactions  in the London interbank market,  selected by the trustee after  consultation with the master servicer,  as of 11:00 a.m.,  London time, on the LIBOR rate adjustment  date, to prime  banks in the  London  interbank  market for a period of one month in amounts  approximately equal to the aggregate Certificate Principal Balance of the Class A,  Class M and Class B  Certificates.  The trustee will request the principal  London office of each of the reference banks to provide a quotation of its rate. If at least two such  quotations  are provided,  the rate will be the  arithmetic  mean  of the  quotations.  If on such  date  fewer  than  two quotations are provided as requested,  the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City,  selected by the trustee after  consultation  with the master  servicer,  as of 11:00 a.m., New
York City time, on such date,  for loans in U.S.  Dollars to leading  European banks  for a period  of one  month  in an  amount  approximately  equal to the aggregate  Certificate  Principal Balance of the Class A,  Class M and Class B
Certificates.  If no  such  quotations  can be  obtained,  the  rate  will  be
One-Month LIBOR for the prior distribution date; provided,  however, if, under the priorities described above,  One-Month LIBOR for a distribution date would be based on One-Month LIBOR for the previous  distribution  date for the third consecutive  distribution  date,  the  trustee  shall  select  an  alternative comparable  index over which the trustee has no control,  used for determining one-month  Eurodollar  lending  rates  that is  calculated  and  published  or otherwise  made available by an  independent  party.  LIBOR business day means any  day  other  than  a  Saturday  or a  Sunday  or a day  on  which  banking institutions in the city of London,  England are required or authorized by law to be closed.

      For any Interest  Accrual Period,  the trustee will determine  One-Month
LIBOR for that Interest  Accrual  Period on the related LIBOR rate  adjustment date (or if the LIBOR rate  adjustment date is not a business day, then on the next  succeeding  business day). The  establishment  of One-Month LIBOR by the trustee and the trustee's  subsequent  calculation of the  Pass-Through  Rates applicable to the Class A,  Class M and Class B  Certificates for the relevant
Interest Accrual Period,  in the absence of manifest error,  will be final and binding.

Principal Distributions

      Holders  of each  class of  Class A  Certificates  will be  entitled  to
receive  on  each   distribution   date,   to  the  extent  of  the  Available
Distribution  Amount  remaining  after  the  Interest  Distribution  Amount is distributed,  a  distribution  allocable  to principal in the manner set forth below.

      The  Class A   Principal   Distribution   Amount  will  be   distributed
sequentially  to  the  Class  A-1  Certificates,  Class A-2  Certificates  and
Class A-3  Certificates,  in that  order,  in each case until the  certificate principal balance thereof is reduced to zero.

      Holders of the  Class M-1  Certificates  will be  entitled to receive on each  distribution  date, to the extent of the Available  Distribution  Amount remaining  after the sum of the Interest  Distribution  Amount and the Class A
Principal  Distribution Amount have been distributed,  the Class M-1 Principal
Distribution  Amount,  in  reduction  of  the  Certificate  Principal  Balance
thereof,   until  the   Certificate   Principal   Balance  of  the   Class M-1
Certificates has been reduced to zero.

      Holders of the  Class M-2  Certificates  will be  entitled to receive on each  distribution  date, to the extent of the Available  Distribution  Amount remaining  after the sum of the  Interest  Distribution  Amount,  the  Class A
Principal  Distribution Amount and the Class M-1 Principal Distribution Amount
have  been  distributed,  the  Class M-2  Principal  Distribution  Amount,  in
reduction of the Certificate Principal Balance thereof,  until the Certificate
Principal Balance of the Class M-2 Certificates has been reduced to zero.

      Holders of the  Class M-3  Certificates  will be  entitled to receive on each  distribution  date, to the extent of the Available  Distribution  Amount remaining  after the sum of the  Interest  Distribution  Amount,  the  Class A
Principal  Distribution  Amount, the Class M-1  Principal  Distribution Amount
and the Class M-2  Principal  Distribution  Amount have been distributed,  the
Class M-3  Principal  Distribution  Amount,  in reduction  of the  Certificate
Principal  Balance  thereof,  until the Certificate  Principal  Balance of the
Class M-3 Certificates has been reduced to zero.

      Holders of the  Class M-4  Certificates  will be  entitled to receive on each  distribution  date, to the extent of the Available  Distribution  Amount remaining  after the sum of the  Interest  Distribution  Amount,  the  Class A
Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the  Class M-2  Principal  Distribution  Amount  and the  Class M-3  Principal
Distribution   Amount  have  been   distributed,   the   Class M-4   Principal
Distribution  Amount,  in  reduction  of  the  Certificate  Principal  Balance
thereof,   until  the   Certificate   Principal   Balance  of  the   Class M-4
Certificates has been reduced to zero.

      Holders of the  Class M-5  Certificates  will be  entitled to receive on each  distribution  date, to the extent of the Available  Distribution  Amount remaining  after the sum of the  Interest  Distribution  Amount,  the  Class A
Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the  Class M-2   Principal   Distribution   Amount,  the  Class M-3  Principal
Distribution Amount and the Class M-4 Principal  Distribution Amount have been distributed,  the Class M-5 Principal Distribution Amount, in reduction of the
Certificate  Principal  Balance  thereof,   until  the  Certificate  Principal
Balance of the Class M-5 Certificates has been reduced to zero.

      Holders of the  Class M-6  Certificates  will be  entitled to receive on each  distribution  date, to the extent of the Available  Distribution  Amount remaining  after the sum of the  Interest  Distribution  Amount,  the  Class A
Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the  Class M-2   Principal   Distribution   Amount,  the  Class M-3  Principal
Distribution  Amount,  the  Class M-4  Principal  Distribution  Amount and the
Class M-5 Principal  Distribution Amount have been distributed,  the Class M-6
Principal  Distribution  Amount,  in  reduction of the  Certificate  Principal
Balance  thereof,  until the  Certificate  Principal  Balance of the Class M-6
Certificates has been reduced to zero.

      Holders of the  Class M-7  Certificates  will be  entitled to receive on each  distribution  date, to the extent of the Available  Distribution  Amount remaining  after the sum of the  Interest  Distribution  Amount,  the  Class A
Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the  Class M-2   Principal   Distribution   Amount,  the  Class M-3  Principal
Distribution   Amount,  the  Class M-4  Principal   Distribution  Amount,  the
Class M-5   Principal   Distribution   Amount  and  the  Class M-6   Principal
Distribution   Amount  have  been   distributed,   the   Class M-7   Principal
Distribution  Amount,  in  reduction  of  the  Certificate  Principal  Balance
thereof,   until  the   Certificate   Principal   Balance  of  the   Class M-7
Certificates has been reduced to zero.

      Holders of the  Class M-8  Certificates  will be  entitled to receive on each  distribution  date, to the extent of the Available  Distribution  Amount remaining  after the sum of the  Interest  Distribution  Amount,  the  Class A
Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the  Class M-2   Principal   Distribution   Amount,  the  Class M-3  Principal
Distribution   Amount,  the  Class M-4  Principal   Distribution  Amount,  the
Class M-5 Principal  Distribution Amount, the Class M-6 Principal Distribution
Amount and the Class M-7 Principal  Distribution Amount have been distributed, the Class M-8 Principal  Distribution  Amount, in reduction of the Certificate
Principal  Balance  thereof,  until the Certificate  Principal  Balance of the
Class M-8 Certificates has been reduced to zero.

      Holders of the  Class M-9  Certificates  will be  entitled to receive on each  distribution  date, to the extent of the Available  Distribution  Amount remaining  after the sum of the  Interest  Distribution  Amount,  the  Class A
Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount,
the  Class M-2   Principal   Distribution   Amount,  the  Class M-3  Principal
Distribution   Amount,  the  Class M-4  Principal   Distribution  Amount,  the
Class M-5 Principal  Distribution Amount, the Class M-6 Principal Distribution
Amount,  the  Class M-7  Principal   Distribution  Amount  and  the  Class M-8
Principal  Distribution Amount have been distributed,  the Class M-9 Principal
Distribution  Amount,  in  reduction  of  the  Certificate  Principal  Balance
thereof,   until  the   Certificate   Principal   Balance  of  the   Class M-9
Certificates has been reduced to zero.

      Holders of the  Class B-1  Certificates  will be  entitled to receive on each  distribution  date, to the extent of the Available  Distribution  Amount remaining  after the sum of the  Interest  Distribution  Amount,  the  Class A
Principal  Distribution  Amount and the Class M Principal  Distribution Amount
have  been  distributed,  the  Class B-1  Principal  Distribution  Amount,  in
reduction of the Certificate Principal Balance thereof,  until the Certificate
Principal Balance of the Class B-1 Certificates has been reduced to zero.

      Holders of the  Class B-2  Certificates  will be  entitled to receive on each  distribution  date, to the extent of the Available  Distribution  Amount remaining  after the sum of the  Interest  Distribution  Amount,  the  Class A
Principal  Distribution Amount, the Class M Principal  Distribution Amount and
the  Class B-1  Principal  Distribution  Amount  have  been  distributed,  the
Class B-2  Principal  Distribution  Amount,  in reduction  of the  Certificate
Principal  Balance  thereof,  until the Certificate  Principal  Balance of the
Class B-2 Certificates has been reduced to zero.

Excess Cash Flow and Overcollateralization

      Excess Cash Flow will be applied on any distribution date as follows:

o     first,  as  part of the  Principal  Distribution  Amount,  to pay to the holders  of the  Class A,  Class M  and  Class B  Certificates  in
            reduction of their Certificate  Principal Balances,  the principal portion of  Realized  Losses  previously  allocated  to reduce the
            Certificate Principal Balance of any class of Class A,  Class M or
            Class B Certificates and remaining  unreimbursed,  but only to the extent of Subsequent Recoveries for that distribution date;

o     second,  as part of the  Principal  Distribution  Amount,  to pay to the holders  of the  Class A,  Class M  and  Class B  Certificates  in
            reduction of their Certificate  Principal Balances,  the principal portion of Realized  Losses incurred on the mortgage loans for the preceding calendar month;

o     third,  to  pay  the  holders  of  the  Class A,   Class M  and  Class B
            Certificates  as part of the Principal  Distribution  Amount,  any
            Overcollateralization Increase Amount;

o     fourth,   to  pay  the   holders  of   Class A,   Class M   and  Class B
            Certificates,  the amount of any  Prepayment  Interest  Shortfalls allocated thereto for that distribution  date, on a pro rata basis based on Prepayment Interest Shortfalls  allocated thereto, to the extent not covered by the Eligible Master  Servicing  Compensation on that distribution date;

o     fifth,  to pay to  the  holders  of the  Class A,  Class M  and  Class B
            Certificates,  any Prepayment Interest Shortfalls remaining unpaid from prior distribution  dates together with interest thereon,  on a pro rata basis based on unpaid  Prepayment  Interest  Shortfalls previously allocated thereto;

o     sixth,  to pay to the  holders of the  Class A  Certificates,  pro rata,
            then  to  pay  to  the  Subordinate  Certificates,   in  order  of
            priority,  the  amount  of any  Basis  Risk  Shortfalls  remaining unpaid as of that distribution date;

o     seventh,  to pay to the  holders of the  Class A,  Class M  and  Class B
            Certificates,  the amount of any Relief Act  Shortfalls  allocated thereto,  on a pro rata  basis  based  on  Relief  Act  Shortfalls allocated thereto for that distribution date;

o     eighth,  to pay to the  holders of the Class A  Certificates,  pro rata, and then to the  Subordinate  Certificates,  in order of priority, the principal portion of any Realized Losses previously  allocated thereto that remain unreimbursed; and

o     ninth,  to pay to the holders of the Class SB  Certificates  any balance remaining,  in  accordance  with  the  terms  of the  pooling  and servicing agreement.

      On any  distribution  date,  any  amounts  payable  pursuant  to clauses first, second and third above shall be included in the Principal  Distribution
Amount and shall be paid as  described  in  "Principal  Distributions"  above.
Any amounts payable  pursuant to clause eighth above shall not accrue interest or reduce  the  Certificate  Principal  Balance  of the  Class A,  Class M  or
Class B Certificates.

      In addition,  notwithstanding  the foregoing,  on any distribution  date after the distribution  date on which the Certificate  Principal  Balance of a class of  certificates  has been reduced to zero,  that class of  certificates will be retired  and will no longer be entitled  to  distributions,  including distributions  in  respect  of  Prepayment  Interest  Shortfalls,  Basis  Risk
Shortfalls,  or reimbursement of the principal  portion of any Realized Losses previously allocated thereto that remain unreimbursed.

      The pooling and servicing  agreement requires that the Excess Cash Flow, to the extent available as described above,  will be applied as an accelerated payment of principal on the Class A, Class M and Class B Certificates,  to the
extent   that  the   Required   Overcollateralization   Amount   exceeds   the
Overcollateralization  Amount as of that distribution date and in the order of priority set forth in this  prospectus  supplement.  The application of Excess
Cash Flow to the  payment of  principal  on the  Class A,  Class M and Class B
Certificates  has  the  effect  of  accelerating  the  amortization  of  those certificates relative to the amortization of the mortgage loans.

Allocation of Losses

      Realized  Losses on the  mortgage  loans will be allocated or covered as follows:  first, to the Excess Cash Flow for that distribution  date;  second, by a reduction  in the  Overcollateralization  Amount  until  reduced to zero;
third, to the Class B  Certificates,  until the Certificate Principal Balances thereof  have been reduced to zero;  fourth,  to the  Class M-9  Certificates, until the  Certificate  Principal  Balance  thereof has been  reduced to zero, fifth, to the Class M-8 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero, sixth, to the Class M-7 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;  seventh, to  the  Class M-6  Certificates,  until  the  Certificate  Principal  Balance thereof  has been  reduced to zero;  eighth,  to the  Class M-5  Certificates, until the  Certificate  Principal  Balance  thereof has been  reduced to zero;
ninth, to the Class M-4 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero; tenth, to the Class M-3 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero; eleventh, to  the  Class M-2  Certificates,  until  the  Certificate  Principal  Balance thereof has been  reduced to zero;  twelfth,  to the  Class M-1  Certificates, until the  Certificate  Principal  Balance  thereof has been  reduced to zero;
and, thirteenth,  to the Class A-1,  Class A-2 and Class A-3 Certificates on a
pro rata basis,  until the Certificate  Principal  Balances  thereof have been reduced to zero.

      An  allocation  of a Realized  Loss on a "pro rata  basis"  among two or more classes of  certificates  means an allocation to each of those classes of certificates  on the  basis  of its  then  outstanding  Certificate  Principal
Balance  prior  to  giving  effect  to   distributions  to  be  made  on  that
distribution  date in the case of an allocation of the principal  portion of a
Realized  Loss,  or based  on the  Accrued  Certificate  Interest  thereon  in respect  of  that  distribution  date  in the  case  of an  allocation  of the interest portion of a Realized Loss.

      With respect to any defaulted mortgage loan that is finally  liquidated, through  foreclosure sale,  disposition of the related  mortgaged  property if acquired on behalf of the  certificateholders  by deed in lieu of foreclosure, or otherwise,  the amount of loss realized,  if any, will equal the portion of the Stated Principal Balance remaining,  if any, plus interest thereon through the date of liquidation,  after application of all amounts  recovered,  net of amounts  reimbursable  to the master  servicer or the subservicer for Advances and expenses,  including attorneys' fees, towards interest and principal owing on the  mortgage  loan.  This  amount of loss  realized is referred to in this prospectus supplement as Realized Losses.

      The principal  portion of any Realized  Loss,  other than a Debt Service
Reduction,  allocated to any class of Class A, Class M or Class B Certificates will be allocated in reduction of its  Certificate  Principal  Balance,  until the  Certificate  Principal  Balance of that  certificate  has been reduced to zero.  The interest  portion of any Realized  Loss,  other than a Debt Service
Reduction,  allocated to any class of Class A, Class M or Class B Certificates will be allocated in  reduction  of its Accrued  Certificate  Interest for the related distribution date. In addition,  any allocation of Realized Losses may be made by operation of the payment  priority for the  certificates  set forth in this prospectus supplement.

      In order to maximize the likelihood of  distribution  in full of amounts of  interest  and  principal  to be  distributed  to  holders  of the  Class A
Certificates,  on each  distribution  date,  holders  of each class of Class A
Certificates  have a right to distributions  of interest before  distributions of interest to other classes of certificates  and  distributions  of principal before  distributions  of  principal  to other  classes  of  certificates.  In addition,  overcollateralization,  the  application  of  Excess  Cash Flow and payments received from the yield maintenance  agreement will also increase the likelihood  of  distribution  in full of amounts of interest and  principal to the Class A Certificates on each distribution date.

      The  priority  of  distributions  among  the  Class M  Certificates,  as described in this  prospectus  supplement,  also has the effect during certain periods,  in the absence of realized  losses,  of  decreasing  the  percentage interest evidenced by any class of Class M  Certificates with a higher payment priority,  thereby increasing,  relative to its Certificate Principal Balance, the  subordination  afforded  to such  class of the  Class M  Certificates  by overcollateralization  and any  class  of  Class M  Certificates  with a lower payment priority.

      In addition,  in instances in which a mortgage  loan is in default or if default is reasonably  foreseeable,  and if determined by the master  servicer to be in the best interest of the  certificateholders,  the master servicer or subservicer  may permit  servicing  modifications  of the mortgage loan rather than  proceeding  with  foreclosure,  as described  under  "Description of the
Certificates--Servicing  and  Administration  of  Mortgage  Collateral"  in the
prospectus.  However  the  master  servicer's  and  subservicer's  ability  to
perform  servicing   modifications   will  be  subject  to  some  limitations,
including  but not limited to the  following.  Advances and other  amounts may be added to the  outstanding  principal  balance of a mortgage  loan only once during  the life of a  mortgage  loan.  Any  amounts  added  to the  principal balance of the mortgage  loan,  or  capitalized  amounts added to the mortgage loan,  will be required to be fully  amortized  over the term of the  mortgage
loan.  All   capitalizations   are  to  be  implemented  in  accordance   with
Residential   Funding's   program  guide  and  may  be  implemented   only  by
subservicers  that have been approved by the master servicer for that purpose.
The final  maturity  of any  mortgage  loan shall not be  extended  beyond the assumed final distribution  date. No servicing  modification with respect to a mortgage  loan will have the effect of reducing  the  mortgage  rate below the lesser of (i) one-half of the  mortgage  rate as in effect on the cut-off date and (ii) the  Expense  Fee Rate.  Further,  the  aggregate  current  principal balance of all mortgage  loans  subject to  modifications  can be no more than five percent (5%) of the aggregate  principal balance of the mortgage loans as of the cut-off  date,  but this limit may increase  from time to time, so long as written  confirmation is obtained from each rating agency that the increase will not reduce the ratings  assigned to any class of offered  certificates by that rating  agency below the lower of the  then-current  ratings  assigned to those  certificates  by that rating  agency or the  ratings  assigned to those certificates as of the closing date by that rating agency.

Advances

      Prior to each  distribution  date,  the master  servicer  is required to make Advances out of its own funds,  advances made by a subservicer,  or funds held in the Custodial Account,  with respect to any distributions of principal and  interest,  net  of the  related  servicing  fees,  that  were  due on the mortgage  loans during the related due period and not received on the business day next preceding the related determination date.

      Advances  are  required to be made only to the extent they are deemed by
the  master  servicer  to  be  recoverable  from  related  late   collections,
Insurance Proceeds, or Liquidation  Proceeds.  Recoverability is determined in the  context of existing  outstanding  arrearages,  the current  loan-to-value ratio and an  assessment  of the fair market  value of the  related  mortgaged property.  The purpose of making  Advances is to maintain a regular  cash flow to  the  certificateholders,  rather  than  to  guarantee  or  insure  against realized  losses.  The  master  servicer  will  not be  required  to make  any
Advances with respect to  reductions  in the amount of the  scheduled  monthly payments  on  the  mortgage  loans  due  to  Debt  Service  Reductions  or the application  of the Relief  Act or similar  legislation  or  regulations.  Any failure  by the master  servicer  to make an  Advance  as  required  under the pooling and servicing  agreement will constitute an event of default under the pooling and  servicing  agreement,  in which case the  trustee,  as  successor master  servicer,  will be obligated to make any such  Advance,  in accordance with the terms of the pooling and servicing agreement.

      All  Advances  will be  reimbursable  to the master  servicer on a first priority  basis from late  collections,  Insurance  Proceeds  and  Liquidation
Proceeds  from the  mortgage  loan as to which the  unreimbursed  Advance  was made.  In  addition,  any  Advances  previously  made  which are deemed by the master servicer to be nonrecoverable from related late collections,  Insurance
Proceeds and  Liquidation  Proceeds may be reimbursed  to the master  servicer out of any  funds  in the  Custodial  Account  prior to  distributions  on the offered certificates.

      The pooling and servicing  agreement  provides that the master  servicer may enter into a facility with any person which provides that such person,  or the  advancing  person,  may  directly  or  indirectly  fund  Advances  and/or
Servicing Advances,  although no such facility will reduce or otherwise affect the master  servicer's  obligation  to fund these  Advances  and/or  Servicing
Advances.  No facility will require the consent of the  certificateholders  or the  trustee.  Any Advances  and/or  Servicing  Advances  made by an advancing person would be reimbursed to the advancing  person under the same  provisions pursuant  to which  reimbursements  would be made to the  master  servicer  if those advances were funded by the master servicer,  but on a priority basis in favor of the  advancing  person  as  opposed  to the  master  servicer  or any successor  master  servicer,  and without being subject to any right of offset that the  trustee or the trust might have  against the master  servicer or any successor master servicer.

      In addition, see "Description of the  Certificates--Withdrawals  from the
Custodial Account" and "--Advances" in the prospectus.

Residual Interests

      Holders of the Class R  Certificates  will be  entitled  to receive  any residual  cash  flow  from the  mortgage  pool,  which is not  expected  to be significant.  The Class R  Certificates  will not be entitled to any  payments other than their nominal  principal amount and accrued interest on that amount unless the  aggregate  amount  received by the issuing  entity with respect to the  mortgage  loans  exceeds  the  aggregate  amount  payable  to  the  other
Certificateholders,   which  is  highly   unlikely.   A  holder   of   Class R
Certificates   will  not  have  a  right  to  alter  the   structure  of  this
transaction.  The Class R  Certificates  may be retained by the  Depositor  or transferred  to any of its  affiliates,  subsidiaries  of the  sponsor  or any other party.

Reports to Certificateholders

      The trustee will make the reports  referred to in the  prospectus  under
"Description of the  Certificates--Reports to Certificateholders"  (and, at its
option,   any  additional   files   containing  the  same  information  in  an
alternative format) available each month to the  certificateholders  and other parties  referred to in the pooling and servicing  agreement via the trustee's website  at  www.  [ ].  For  purposes  of  any  electronic  version  of  this prospectus  supplement,  the preceding uniform resource locator, or URL, is an inactive  textual  reference only. We have taken steps to ensure that this URL reference was inactive at the time the electronic  version of this  prospectus supplement  was  created.  In addition,  for so long as the issuing  entity is required to file reports with the  Commission  under the  Securities  Exchange

Act of 1934,  the issuing  entity's  annual report on Form 10-K,  distribution reports on Form 10-D,  current  reports  on Form 8-K and  amendments  to those reports  will  be  made  available  on such  website  as  soon  as  reasonably practicable after such materials are  electronically  filed with, or furnished to, the Commission.  See also "Pooling and Servicing  Agreement - - Reports to
Certificateholders"  in the  prospectus  for a more  detailed  description  of certificateholder reports.

The Yield Maintenance Agreement

      The  holders  of the  Class A,  Class M  and  Class B  Certificates  may
benefit  from a series of interest  rate cap  payments  from [ ] pursuant to a yield maintenance  agreement.  The yield maintenance  agreement is intended to partially  mitigate  for  the  first  [ ]  distribution  dates  following  the distribution  date in [ ], the  interest  rate risk that could result from the difference  between  (a) One  Month LIBOR plus the related  Margin and (b) the
Net WAC Cap Rate (without any  adjustment to account for payments  required to be made under the yield maintenance agreement, if any).

      On  each  distribution  date,   payments  under  the  yield  maintenance
agreement  will be made based on (a) an amount equal to the Yield  Maintenance
Agreement  Notional  Balance for that  distribution  date and (b) the positive excess of (i) the lesser of  (x) One-Month  LIBOR and (y) the  Monthly Ceiling
Rate for that  distribution  date, over (ii) the  Monthly Strike Rate for that distribution date, calculated on an actual/360-day basis.

      Interest  shortfalls with respect to any distribution date caused by the failure of the yield maintenance  agreement provider to make required payments pursuant to the yield  maintenance  agreement  will be deducted  from  Accrued
Certificate  Interest on the related  certificates for that distribution date, will become Basis Risk  Shortfalls  and will be payable  solely in the amounts and priority described under
"--Excess Cash Flow and Overcollateralization" above.

                     Yield and Prepayment Considerations

General

      The yield to  maturity  on each  class of offered  certificates  will be primarily affected by the following factors:

o     The rate  and  timing  of  principal  payments  on the  mortgage  loans, including prepayments,  defaults and liquidations, and repurchases due to breaches of representations and warranties;

o     The allocation of principal  distributions  among the various classes of certificates;

o     The rate and timing of Realized  Losses and interest  shortfalls  on the mortgage loans;

o     The pass-through rate on that class of offered certificates;

o     The purchase price paid for that class of offered certificates; and

o     The timing of the  exercise of the  optional  termination  by the master
            servicer  or  the  holder  of  the   Class SB   Certificates,   as
            applicable.

      For  additional  considerations  relating  to the yields on the  offered
certificates,   see  "Yield   Considerations"  and  "Maturity  and  Prepayment
Considerations" in the prospectus.

      As of the cut-off  date,  approximately  [ ]% of the  mortgage  loans by cut-off date principal  balance require the related  borrowers to make monthly payments  of  accrued  interest,  but  not  principal,  for  up to  ten  years
following   origination.   After  the   interest-only   period,   the  related

borrower's  monthly  payment will be  recalculated  to cover both interest and principal so that the mortgage  loan will be paid in full by its final payment date. As a result,  if the monthly  payment  increases,  the related  borrower may not be able to pay the  increased  amount and may default or may refinance the loan to avoid the  higher  payment.  In  addition,  because  no  scheduled principal  payments  are  required  to be made on these  mortgage  loans for a period of time,  the  offered  certificates  will  receive  smaller  scheduled principal  distributions  during that period than they would have  received if the related  borrowers were required to make monthly  payments of interest and principal from origination of these mortgage loans.

Prepayment Considerations

      The yield to maturity and the aggregate  amount of distributions on each class of  offered  certificates  will be  affected  by the rate and  timing of principal  payments  on the  mortgage  loans  and the  amount  and  timing  of mortgagor  defaults  resulting in Realized Losses on the mortgage loans. These yields may be adversely  affected by a higher or lower than  anticipated  rate of principal  payments on the mortgage loans.  The rate of principal  payments on the mortgage loans will in turn be affected by the  amortization  schedules of the mortgage loans,  the rate and timing of principal  prepayments  thereon by the mortgagors,  liquidations or modifications of defaulted  mortgage loans and  purchases  of  mortgage  loans due to  breaches  of  representations  and warranties.  The timing of changes  in the rate of  prepayments,  liquidations and purchases of the mortgage loans may, and the timing of Realized  Losses on the mortgage loans will,  significantly affect the yield to an investor in the
offered  certificates,   even  if  the  average  rate  of  principal  payments
experienced  over time is  consistent  with an investor's  expectation.  Since the rate and timing of principal  payments on the  mortgage  loans will depend on future events and on a variety of factors,  as described in this prospectus supplement,  no  assurance  can be  given  as to the  rate  or the  timing  of principal  payments on the offered  certificates  entitled to distributions in respect of principal.

      The mortgage  loans may be prepaid by the mortgagors at any time in full or in part,  although  approximately  [ ]% of the mortgage  loans  provide for payment of a  prepayment  charge.  Prepayment  charges  may reduce the rate of prepayment  on the  mortgage  loans until the end of the period  during  which these  prepayment  charges apply.  See  "Description  of the Mortgage Pool" in this  prospectus  supplement  Some  state  laws  restrict  the  imposition  of prepayment  charges even when the  mortgage  loans  expressly  provide for the collection  of those  charges.  As a result,  it is possible  that  prepayment charges  may not be  collected  even on  mortgage  loans that  provide for the payment of these  charges.  In any case,  these  amounts will not be available for  distribution on the offered  certificates.  See "Certain Legal Aspects of
Mortgage Loans and Contracts--Default  Interest and Limitations on Prepayments"
in the prospectus.  The Class SB  Certificateholders  shall receive the amount of any  payments or  collections  in the nature of  prepayment  charges on the mortgage loans  received by the master  servicer in respect of the related due period.

      The fixed-rate loans typically contain  due-on-sale  clauses.  The terms of the pooling and servicing  agreement  generally require the master servicer or any subservicer,  as the case may be, to enforce any due-on-sale  clause to the extent it has knowledge of the  conveyance  or the proposed  conveyance of the underlying  mortgaged  property and to the extent  permitted by applicable law,  except  that any  enforcement  action  that would  impair or threaten to impair any recovery  under any related  insurance  policy will not be required or permitted.  The  adjustable-rate  loans  typically are assumable under some circumstances  if, in the sole judgment of the master servicer or subservicer, the  prospective  purchaser of a mortgaged  property is  creditworthy  and the security for the mortgage loan is not impaired by the assumption.

      Prepayments,  liquidations  and  purchases  of the  mortgage  loans will result in  distributions  to holders of the offered  certificates of principal amounts  which would  otherwise be  distributed  over the  remaining  terms of those mortgage loans.  Factors affecting  prepayment,  including  defaults and liquidations,  of mortgage loans include changes in mortgagors' housing needs,

job  transfers,   unemployment,   mortgagors'  net  equity  in  the  mortgaged
properties, changes in the value of the mortgaged properties,  mortgage market interest  rates,  solicitations  and  servicing  decisions.  In  addition,  if prevailing  mortgage rates fell significantly  below the mortgage rates on the mortgage loans,  the rate of  prepayments,  including  refinancings,  would be
expected  to  increase.   Conversely,   if  prevailing   mortgage  rates  rose
significantly  above the  mortgage  rates on the mortgage  loans,  the rate of prepayments on the mortgage loans would be expected to decrease.

      The rate of  defaults  on the  mortgage  loans will also affect the rate and timing of principal  distributions  on the related  offered  certificates.
In  general,  defaults on mortgage  loans are  expected to occur with  greater
frequency  in  their  early  years.  Furthermore,   the  rate  and  timing  of
prepayments,  defaults and liquidations on the mortgage loans will be affected by the general  economic  condition  of the region of the country in which the related mortgaged  properties are located.  The risk of delinquencies and loss is  greater  and  prepayments  are  less  likely  in  regions  where a weak or deteriorating  economy  exists,  as may be evidenced by, among other  factors, increasing  unemployment  or falling  property  values.  See "Risk Factors" in this prospectus supplement.

      A subservicer  may allow the refinancing of a mortgage loan by accepting prepayments  thereon and  permitting  a new loan  secured by a mortgage on the same property.  In the event of such a refinancing,  the new loan would not be included  in the trust fund and,  therefore,  the  refinancing  would have the same  effect  as a  prepayment  in  full  of  the  related  mortgage  loan.  A subservicer or the master servicer may, from time to time,  implement programs designed  to  encourage  refinancing.  These  programs  may  include,  without limitation,  modifications  of existing  loans,  targeted  solicitations,  the offering of pre-approved  applications,  reduced  origination  fees or closing costs, or other financial incentives.  Targeted  solicitations may be based on a variety of factors,  including the credit of the borrower or the location of the mortgaged property.

      The  rate of  default  on  mortgage  loans  that are  refinances  by the borrower,  were originated with limited  documentation,  or are mortgage loans with high LTV ratios,  may be higher  than for other types of mortgage  loans.
As a result of the  underwriting  standards  applicable to the mortgage loans,
the  mortgage   loans  are  likely  to   experience   rates  of   delinquency,
foreclosure,   bankruptcy   and  loss  that  are  higher,   and  that  may  be
substantially  higher,  than those experienced by mortgage loans  underwritten in accordance  with the standards  applied by Fannie Mae and Freddie Mac first lien  mortgage  loan  purchase  programs.  See  "Description  of the  Mortgage
Pool--Credit  Grade  Assignment."  In addition,  because of these  underwriting criteria and their likely effect on the delinquency,  foreclosure,  bankruptcy and loss experience of the mortgage  loans,  the mortgage loans will generally be serviced in a manner  intended to result in a faster  exercise of remedies, which may include  foreclosure,  in the event mortgage loan  delinquencies and defaults occur,  than would be the case if the mortgage loans were serviced in accordance  with those  other  programs.  Furthermore,  the rate and timing of prepayments,  defaults and liquidations on the mortgage loans will be affected by the general  economic  condition  of the region of the country in which the mortgaged  properties  are  located.  The  risk of  delinquencies  and loss is greater,  and  prepayments  are  less  likely,  in  regions  where  a weak  or deteriorating  economy  exists,  as may be evidenced by, among other  factors, increasing  unemployment or falling property  values.  The master servicer has a limited right, but not an obligation,  to repurchase some defaulted mortgage loans at a price equal to the unpaid  principal  balance  thereof plus accrued and unpaid  interest,  resulting  in a payment  of  principal  on the  offered certificates earlier than might have been the case if foreclosure  proceedings had been  commenced.  See  "Maturity  and  Prepayment  Considerations"  in the
prospectus.

Allocation of Principal Distributions

      The yields to maturity of the offered  certificates  will be affected by the allocation of principal  distributions among the offered  certificates and
the  extent  of  any  Overcollateralization   Reduction  Amount.  The  offered
certificates  are subject to priorities  for payment of principal as described in this  prospectus  supplement.  Distributions  of principal and the weighted average  lives of  classes  having an  earlier  priority  of  payment  will be affected by the rates of  prepayment  of the mortgage  loans early in the life
of  those   mortgage   loans.   The  timing  of   commencement   of  principal
distributions and the weighted average lives of the offered  certificates with a later  priority of payment  will be affected by the rates of  prepayment  of the  mortgage  loans  both  before  and after the  commencement  of  principal
distributions  on  those  classes.  In  addition,   the  rate  and  timing  of
principal  distributions  on and the  weighted  average  lives of the  offered certificates  will be affected  primarily  by the rate and timing of principal payments,  including prepayments,  defaults, realized losses, liquidations and purchases, on the mortgage loans.

      As described in this prospectus  supplement,  during certain periods all or  a  disproportionately  large  percentage  of  principal  payments  on  the mortgage loans will be allocated  among the Class A  Certificates  and, during certain periods, no principal  distributions will be distributed to each class of Class M  Certificates  and  Class B  Certificates.  Unless the  Certificate
Principal Balances of the Class A  Certificates have been reduced to zero, the
Class M  Certificates  and the  Class B  Certificates  will not be entitled to receive  distributions of principal until the Stepdown Date.  Furthermore,  if a  Trigger  Event is in  effect,  the  Class M  Certificates  and the  Class B
Certificates  will not be  entitled  to  receive  distributions  in respect of principal  until the aggregate  Certificate  Principal  Balance of the Class A
Certificates  has  been  reduced  to zero.  To the  extent  that no  principal distributions  are  distributed  on the  Class M  Certificates  or the Class B
Certificates,  the  subordination  afforded  the Class A  Certificates  by the
Class M   Certificates,   together   with   the   Class B   Certificates   and
overcollateralization,  in the absence of offsetting Realized Losses allocated thereto,  will be  increased,  and the weighted  average  lives of the Class M
Certificates and Class B Certificates will be extended.

      As  described  under  "Description  of  the  Certificates--Allocation  of
Losses" and

      "--Advances,"  amounts otherwise  distributable to holders of one or more classes of the Class M  Certificates or the Class B  Certificates  may be made available  to protect the holders of the Class A  Certificates  and holders of any Class M Certificates with a higher payment priority against  interruptions in distributions  due to certain  mortgagor  delinquencies,  to the extent not covered by Advances.

      Such  delinquencies  may affect the yields to  investors on such classes
of  the  Class M   Certificates  and  Class B   Certificates,   and,  even  if
subsequently  cured,  may affect the timing of the receipt of distributions by the holders of such classes of Class M  Certificates or Class B  Certificates.
In addition,  a higher than expected rate of  delinquencies or realized losses will also affect the rate of  principal  distributions  on one or more classes of the Class M  Certificates  and Class B  Certificates  if  delinquencies  or realized losses cause a Trigger Event.

      The yields to maturity of the offered  certificates may also be affected to the extent  any Excess  Cash Flow is used to  accelerate  distributions  of
principal   on   the   offered    certificates   and   to   the   extent   any
Overcollateralization  Reduction Amount is used to decelerate principal on the offered  certificates.  In addition,  the amount of the  Overcollateralization
Increase  Amount paid to the offered  certificates on any payment date will be affected  by,  among other  things,  the level of  delinquencies  and realized losses on the mortgage  loans,  and the level of One-Month LIBOR and Six Month
LIBOR.   See   "Description   of  the   Certificates--Excess   Cash   Flow  and
Overcollateralization" in this prospectus supplement.

Realized Losses and Interest Shortfalls

      If there is no Excess  Cash Flow,  the  Overcollateralization  Amount is
reduced  to zero  and  the  aggregate  Certificate  Principal  Balance  of the
Class B  Certificates  has been reduced to zero,  the yield to maturity on the class of Class M  Certificates  with a Certificate  Principal  Balance greater than zero with the lowest  payment  priority  will be  extremely  sensitive to
Realized  Losses on the mortgage loans and the timing of those Realized Losses because the entire  amount of Realized  Losses will be allocated to such class
of  Class M  Certificates.   Furthermore,  as  described  in  this  prospectus
supplement,  the timing of receipt of  principal  and  interest by the offered certificates may be adversely  affected by realized losses or delinquencies on the  mortgage  loans if those  realized  losses or  delinquencies  result in a change in the Required Overcollateralization Amount.

      The  amount of  interest  otherwise  payable to holders of each class of offered  certificates  will be reduced by any interest  shortfalls,  including
Prepayment  Interest  Shortfalls,  on the  mortgage  loans to the  extent  not covered by the  Excess  Cash Flow or by the  master  servicer  in each case as described in this prospectus  supplement.  These shortfalls will not be offset by a  reduction  in the  servicing  fees  payable  to the master  servicer  or otherwise,  except as described in this prospectus  supplement with respect to
Prepayment  Interest  Shortfalls.  Prepayment Interest Shortfalls will only be covered  by  Excess  Cash  Flow to the  extent  described  in this  prospectus supplement.  Relief Act Shortfalls  arising in an Interest Accrual Period will only be covered to the extent of Excess  Cash Flow  available  therefor in the manner described under "Description of the  Certificates--Excess  Cash Flow and
Overcollateralization"  and such interest shortfalls will not carry forward or be  paid  on  any  subsequent  distribution  date.  See  "Description  of  the
Certificates--Interest  Distributions"  in  this  prospectus  supplement  for a discussion of possible shortfalls in the collection of interest.

      The  recording  of  mortgages  in the name of MERS is a  relatively  new practice in the mortgage lending  industry.  While the depositor  expects that the  master  servicer  or  applicable  subservicer  will be  able to  commence foreclosure  proceedings  on the  mortgaged  properties,  when  necessary  and appropriate,  public recording  officers and others in the mortgage  industry, however,  may  have  limited,  if any,  experience  with  lenders  seeking  to
foreclose   mortgages,   assignments  of  which  are  registered   with  MERS.
Accordingly,  delays  and  additional  costs in  commencing,  prosecuting  and completing  foreclosure  proceedings,  defending litigation commenced by third parties and conducting  foreclosure  sales of the mortgaged  properties  could
result.   Those  delays  and   additional   costs  could  in  turn  delay  the
distribution of liquidation  proceeds to the  certificateholders  and increase the amount of Realized  Losses on the mortgage  loans.  In addition,  if, as a result of MERS  discontinuing  or becoming  unable to continue  operations  in connection with the MERS(R) System,  it becomes necessary to remove any mortgage loan from  registration  on the MERS(R) System and to arrange for the assignment of the related  mortgages to the trustee,  then any related  expenses shall be reimbursable  by the trust to the  master  servicer,  which  will  reduce  the amount available to pay principal of and interest on the outstanding  class or classes of  certificates  with the lowest payment  priorities.  For additional information  regarding  the  recording  of  mortgages  in the name of MERS see
"Description of the Mortgage  Pool--General" in this prospectus  supplement and
"Description  of  the   Certificates--Assignment  of  Mortgage  Loans"  in  the
prospectus.

Pass-Through Rates

      The yields to maturity on the offered  certificates  will be affected by their Pass-Through Rates.

      Each class of offered  certificates may not always receive interest at a rate equal to One Month  LIBOR  plus the  related  Margin.  If the Net WAC Cap
Rate is less than  One-Month  LIBOR  plus the  related  Margin  for a class of offered  certificates,  the Pass-Through Rate on that class will be limited to
the  Net  WAC  Cap  Rate.   Thus,  the  yield  to  investors  in  the  offered

certificates  will be  sensitive  to  fluctuations  in the level of  One-Month
LIBOR and may be  adversely  affected  by the  application  of the Net WAC Cap
Rate.  Therefore,  the prepayment of mortgage loans with higher mortgage rates
may  result  in  a  lower   Pass-Through   Rate  on  the  classes  of  offered
certificates.  If on any distribution  date the application of the Net WAC Cap
Rate  results  in an  interest  payment  lower than  One-Month  LIBOR plus the related  Margin  on any  class of  offered  certificates  during  the  related
Interest  Accrual  Period,  the  value of that  class  may be  temporarily  or permanently reduced.

      Investors in the offered  certificates  should be aware that some of the mortgage loans have  adjustable  interest  rates.  Consequently,  the interest that becomes due on an adjustable-rate  loan during the related due period may be less than  interest  that would accrue on the related  certificates  at the rate of One-Month  LIBOR plus the related  Margin.  In a rising  interest rate environment,  any class of offered  certificates  may receive  interest at the
Net WAC Cap  Rate  for a  protracted  period  of time.  In  addition,  in this situation,  there  would be little or no  Excess  Cash Flow to cover  realized losses  and to  maintain  the  required  amount of  overcollateralization.  In addition,  because the initial mortgage rates on the adjustable rate loans may be lower than the related minimum  mortgage  rates,  the Net WAC Cap Rate will initially  be less  than it will be once the  adjustable-rate  loans  have all adjusted to their fully indexed rate.  Therefore,  prior to the month in which all of the  adjustable-rate  loans have adjusted to their  fully-indexed rate, there is a greater  risk that the Pass  Through  Rate on any class of  offered certificates may be limited by the Net WAC Cap Rate.

      To the  extent  the Net WAC Cap  Rate is paid on any  class  of  offered certificates  the difference  between the Net WAC Cap Rate and One-Month LIBOR plus the related  Margin,  but not more than the Weighted  Average Maximum Net
Mortgage  Rate,  will create a shortfall that will carry forward with interest thereon.  These  shortfalls  will be payable  only from  Excess  Cash Flow and proceeds  from the yield  maintenance  agreement,  in each case to the  extent described  in  this  prospectus  supplement,  and  may  remain  unpaid  on the optional termination date and final distribution date.

Purchase Price

      The yield to maturity on a class of offered  certificates will depend on the price paid by the holders of those  certificates.  The extent to which the yield to maturity of an offered  certificate is sensitive to prepayments  will depend,  in part,  upon the degree to which it is  purchased  at a discount or premium.  In general,  if an offered certificate is purchased at a premium and principal  distributions  thereon  occur at a rate faster than  assumed at the time of purchase,  the investor's  actual yield to maturity will be lower than
that  anticipated  at  the  time  of  purchase.   Conversely,  if  an  offered
certificate  is purchased at a discount and  principal  distributions  thereon occur at a rate slower than  assumed at the time of purchase,  the  investor's actual yield to maturity  will be lower than that  anticipated  at the time of purchase.

      Sequentially Paying  Certificates:  The Senior Certificates are entitled to receive  distributions in accordance with various priorities for payment of principal  as  described  in  this  prospectus  supplement.  Distributions  of principal  on classes  having an earlier  priority of payment will be affected by the rates of  prepayment  of the  mortgage  loans  early in the life of the mortgage pool. The timing of commencement of principal  distributions  and the weighted  average lives of certificates  with a later priority of payment will be affected by the rates of prepayment  of the mortgage  loans both before and after the commencement of principal distributions on those classes.

      Certificates  with   Subordination   Features:   After  the  Certificate
Principal  Balances of the Class B Certificates have been reduced to zero, the yield to maturity on the class of Class M Certificates  then  outstanding with the lowest  payment  priority  will be  extremely  sensitive  to losses on the mortgage  loans and the timing of those  losses  because the entire  amount of losses that are covered by  Subordination  will be  allocated to that class of
Class  M  Certificates.  See  "--Class  M-2 and  Class  M-3  Certificate  Yield

Considerations" below.  Furthermore,  because principal distributions are paid to some classes of Senior  Certificates and Class M Certificates  before other classes,  holders of classes having a later priority of payment bear a greater
risk  of  losses  than  holders  of  classes  having   earlier   priority  for
distribution of principal.

Final Scheduled Distribution Dates

      The final  scheduled  distribution  date with  respect to the  Class A-1
Certificates  will  be  the  distribution  date  in  [  ],  assuming  (i)  the fixed-rate  mortgage  loans  prepay  at a  constant  rate of 0% HEP,  (ii) the adjustable-rate  mortgage loans prepay at a constant rate of 0% CPR, (iii) the structuring  assumptions  described  under  "--Weighted  Average  Life"  below, except  the  optional  termination  is  not  exercised  and  (iv)  a  Required
Overcollateralization  Amount of [ ]% of the  mortgage  loan balance as of the cut-off date for all  distribution  dates.  The final  scheduled  distribution date with  respect  to each class of the  Class A-2,  Class A-3,  Class M  and
Class B  Certificates  will  be the  distribution  date in [ ],  which  is the distribution  date occurring in the month following the last scheduled monthly payment on any mortgage loan.

      Due to  realized  losses and  prepayments  on the  mortgage  loans,  the actual final  distribution  date on any class of offered  certificates  may be substantially  earlier.  In addition,  the actual final  distribution  date on any  class of  offered  certificates  may be later  than the  final  scheduled distribution  date  therefor.  No event  of  default  under  the  pooling  and servicing  agreement will arise or become  applicable  solely by reason of the failure  to retire the entire  Certificate  Principal  Balance of any class of offered certificates on or before its final scheduled distribution date.

Weighted Average Life

      Weighted  average  life refers to the  average  amount of time that will elapse from the date of issuance of a security to the date of  distribution of net  reduction  of principal  balance of the  security.  The weighted  average life of each class of offered  certificates will be influenced by, among other things,  the rate at which principal of the mortgage loans is paid,  which may be in the form of scheduled amortization, prepayments or liquidations.

      The prepayment model used in this prospectus  supplement with respect to the  fixed-rate  mortgage  loans  included  in the  mortgage  pool is the Home
Equity Prepayment assumption,  or HEP, which assumes a rate of prepayment each month  relative  to the  then  outstanding  principal  balance  of a  pool  of mortgage  loans.  The offered  certificates  were  structured on the basis of, among other things,  a HEP of [ ]% for the fixed-rate  mortgage  loans,  which is the related  Prepayment  Assumption  for the fixed-rate  mortgage  loans. [
]% HEP assumes a constant  prepayment  rate or CPR, of  one-tenth  of [ ]% per annum of the then  outstanding  principal  balance of those  mortgage loans in the first month of the life of the mortgage  loans and an additional one tenth of [ ]% per annum in each month  thereafter  until the tenth month.  Beginning in the  tenth  month  and in each  month  thereafter  during  the  life of the mortgage  loans,  a [ ]% HEP assumes a CPR of [ ]% per annum each  month.  HEP does not purport to be a historical  description of prepayment experience or a prediction  of the  anticipated  rate of  prepayment  of any pool of  mortgage loans,  including the fixed-rate  mortgage  loans. No  representation  is made that the fixed-rate mortgage loans will prepay at that or any other rate.

      The prepayment model used in this prospectus  supplement with respect to the adjustable rate mortgage loans included in the mortgage pool,  referred to
in  this  prospectus   supplement  as  PPC,  represents  an  assumed  rate  of
prepayment each month relative to the then outstanding  principal balance of a pool of  mortgage  loans.  The offered  certificates  were  structured  on the basis of, among other things,  a PPC of 100% for the adjustable  rate mortgage loans.  100% PPC  prepayment  assumption  assumes  (i) a per annum  prepayment rate of [ ]% of the  then  outstanding  principal  balance  of the  adjustable rate  mortgage  loans in the first  month of the life of the  mortgage  loans,
(ii) an  additional  [ ]% per  annum  in each  month  thereafter  through  the eleventh month,  (iii) a constant  prepayment rate of [ ]% per annum beginning in the  twelfth  month  through  the  twenty-second  month,  (iv)  a  constant prepayment  rate  of [ ]%  per  annum  beginning  in  the  twenty-third  month through the  twenty-seventh  month and (v) a constant  prepayment rate of [ ]%
per annum  thereafter  during the life of the adjustable  rate mortgage loans.
No  representation is made that the adjustable rate mortgage loans will prepay at that or any other rate.

      The  tables  set  forth  below  have  been  prepared  on  the  basis  of assumptions as described below regarding the  characteristics  of the mortgage loans  that are  expected  to be  included  in the  trust as  described  under
"Description  of the Mortgage  Pool" in this  prospectus  supplement and their
performance.   The  tables   assume,   among  other   things,   the  following
structuring assumptions:

o     as of the date of  issuance of the offered  certificates,  the  mortgage loans have the following characteristics:

                                                                      Months
                                        Original Remaining Months to  Between
           Aggregate                    Term to  Term to   Next       Rate
Loan       Principal  Mortgage Expense  Maturity Maturity  Adjustment Adjustment
 Number     Balance     Rate   Fee Rate (Months) (Months)     Date      Dates
    1
    2
    3
    4
    5
    6
    7
    8
    9
   10

------------------------------------------------------------------------------

                                                                  Original
                     Initial                Lifetime  Lifetime    Interest
Loan      Gross      Periodic    Periodic   Minimum   Maximum       Only
 Number     Margin    Rate Cap   Rate Cap     Rate      Rate    Period(Months)
    1
    2
    3
    4
    5
    6
    7
    8
    9
   10

------------------------------------------------------------------------------
o     the scheduled  monthly  payment for each mortgage loan has been based on its  outstanding  balance,  mortgage  rate and  remaining  term to maturity (after taking into account the interest-only  period), so that the mortgage  loan will  amortize in amounts  sufficient  for its repayment  over its remaining  term to maturity  (after taking into account the interest-only period);

o     the mortgage rate on each  adjustable-rate loan will be adjusted on each adjustment  date to a rate  equal to the  related  index  plus the applicable  note margin,  subject to a lifetime  maximum  mortgage rate,  lifetime  minimum  mortgage rate and periodic rate caps, as
            applicable,   with  the   scheduled   monthly   payment   adjusted
            accordingly to fully amortize the mortgage loan;

o     none of Residential  Funding,  the master servicer or the depositor will repurchase  any  mortgage  loan,  except that the master  servicer exercises  its option to purchase the mortgage  loans on the first distribution  date when the aggregate stated principal  balance of the  mortgage  loans  is less  than  10% of the  aggregate  stated
            principal balance as of the cut-off date, except where indicated;

o     all  delinquencies  of payments  due on or prior to the cut-off date are brought  current,  and thereafter  there are no  delinquencies  or
            Realized Losses on the mortgage loans,  and principal  payments on
            the  mortgage  loans  will  be  timely   received   together  with
            prepayments,  if any, at the constant  percentages  of HEP and PPC set forth in the tables;

o     there is no Prepayment Interest Shortfall,  Relief Act Shortfall,  Basis
            Risk Shortfall or any other interest shortfall in any month;

o     distributions  on the  Certificates  will be received on the 25th day of each month, commencing in [ ];

o     payments on the mortgage loans earn no reinvestment return;

o     the expenses described under  "Description of the  Certificates--Interest
            Distributions"  will be paid from trust  assets,  and there are no additional ongoing trust expenses payable out of the trust;

o     One-Month  LIBOR and Six-Month  LIBOR remain  constant at [ ]% per annum and [  ]% per annum, respectively;

o     the interest rate on the performance mortgage loans is not reduced; and

o     the certificates will be purchased on [ ].

      The actual  characteristics  and  performance of the mortgage loans will differ from the assumptions  used in constructing  the tables set forth below, which are  hypothetical in nature and are provided only to give a sense of how the  principal  cash flows might behave under  varying  prepayment  scenarios.
For example,  it is very  unlikely  that the  mortgage  loans will prepay at a constant  percentage of HEP and PPC until maturity or that all of the mortgage loans  will  prepay  at the same rate of  prepayment.  Moreover,  the  diverse remaining  terms to stated  maturity and mortgage  rates of the mortgage loans could produce slower or faster principal  distributions  than indicated in the tables at the  various  constant  percentages  of HEP and PPC  specified.  Any
difference  between  the  assumptions  and  the  actual   characteristics  and
performance  of the mortgage  loans,  or actual  prepayment  experience,  will affect  the  percentages  of  initial  Certificate  Principal  Balance  of the certificates  outstanding  over  time and the  weighted  average  lives of the offered certificates.

      Subject to the  foregoing  discussion  and  assumptions,  the  following tables  indicate the weighted  average lives of the offered  certificates  and set forth the  percentages  of the initial  Certificate  Principal  Balance of those  offered  certificates  that  would  be  outstanding  after  each of the distribution dates shown at various constant percentages of HEP and PPC.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class A-1 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................        100%     100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class A-2 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................         100%    100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class A-3 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................         100%    100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class M-1 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................         100%    100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class M-2 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................        100%    100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class M-3 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................         100%    100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class M-4 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................         100%    100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class M-5 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................         100%    100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class M-6 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................         100%    100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class M-7 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................         100%    100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class M-8 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................         100%    100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

         Percent of Initial Certificate Principal Balance Outstanding
                 at the Following Percentages of HEP and PPC

                                                      Class M-9 Certificates

Prepayment Assumption for Fixed-Rate
Loans (HEP)

Prepayment Assumption for
Adjustable-Rate Loans (PPC)

Distribution Date
Initial Percentage................         100%    100%   100%    100%   100%    100%

Weighted Average Life (to call)(1)
Weighted Average Life (to
maturity)(1)(2)...................
_______________________
---------------------------------------------------------------------------
(1)   The weighted  average life of an offered  certificate  is  determined by
      (i) multiplying the net reduction,  if any, of the Certificate Principal
      Balance by the number of years from the date of  issuance of the offered certificate to the related  distribution  date, (ii) adding the results, and  (iii) dividing  the sum by the  aggregate of the net  reductions of the Certificate Principal Balance described in (i) above.
(2)   The  weighted  average  life  to  maturity  assumes  that  the  optional termination is not exercised.

This table has been prepared based on the structuring  assumptions,  including the assumptions  regarding the characteristics and performance of the mortgage loans which differ from the actual  characteristics  and performance  thereof, and should be read in conjunction therewith.

                       Pooling and Servicing Agreement

General

      The  certificates  will be issued  pursuant to the pooling and servicing agreement  dated as of [ ], among the depositor,  the master  servicer and the trustee.  Reference is made to the  prospectus  for important  information  in addition to that set forth in this prospectus  supplement  regarding the terms and  conditions  of the  pooling  and  servicing  agreement  and  the  offered certificates.  The trustee,  or any of its  affiliates,  in its  individual or any other capacity,  may become the owner or pledgee of certificates  with the
same  rights  as  it  would  have  if  it  were  not   trustee.   The  offered
certificates  will be  transferable  and  exchangeable  at the corporate trust office of the trustee.  The  depositor  will provide a  prospective  or actual certificateholder,  without  charge,  on  written  request,  a  copy,  without
exhibits,  of  the  pooling  and  servicing  agreement.   Requests  should  be
addressed to the President,  Residential  Asset Securities  Corporation,  8400
Normandale  Lake  Boulevard,  Suite  250,  Minneapolis,  Minnesota  55437.  In
addition to the circumstances  described in the prospectus,  the depositor may terminate  the trustee for cause under some  circumstances.  See "The  Pooling and Servicing Agreement--The Trustee" in the prospectus.

Custodial Arrangements

      The trustee will appoint  Wells Fargo Bank,  N.A., to serve as custodian of the mortgage  loans.  The  custodian is not an affiliate of the  depositor,
the  master  servicer  or  the  sponsor.   No  servicer  will  have  custodial
responsibility  for the mortgage loans.  The custodian will maintain  mortgage loan files that contain  originals of the notes,  mortgages,  assignments  and allonges in vaults  located at the sponsor's  premises in Minnesota.  Only the
custodian  has  access  to  these   vaults.   A  shelving  and  filing  system
segregates  the  files  relating  to the  mortgage  loans  from  other  assets serviced by the master servicer.

The Master Servicer and Subservicers

      Master  Servicer.  The master  servicer,  an affiliate of the depositor,
will  be  responsible  for  master   servicing  the  mortgage  loans.   Master
servicing responsibilities include:

o     receiving funds from subservicers,
o     reconciling servicing activity with respect to the mortgage loans,
o     calculating remittance amounts to certificateholders,
o     sending remittances to the trustee for distributions to
      certificateholders,
o     investor and tax reporting,
o     coordinating loan repurchases,
o     oversight of all servicing activity, including subservicers,
o     following up with subservicers with respect to mortgage loans that are delinquent or for which servicing decisions may need to be made,
o     approval of loss mitigation strategies,
o     management and liquidation of mortgaged properties acquired by foreclosure or deed in lieu of foreclosure,
o     providing certain notices and other responsibilities as detailed in the pooling and servicing agreement.

      The master  servicer  may, from time to time,  outsource  certain of its servicing  functions,  such  as  foreclosure  management,  although  any  such
outsourcing   will  not   relieve   the   master   servicer   of  any  of  its
responsibilities or liabilities under the pooling and servicing agreement.

      For a general  description  of the master  servicer and its  activities, see  "Sponsor  and  Master  Servicer"  in this  prospectus  supplement.  For a general  description  of  material  terms  relating  to the master  servicer's removal or  replacement,  see "The Pooling and Servicing  Agreement - - Rights
Upon Event of Default" in the prospectus.

      Subservicer  Responsibilities.  Subservicers  are generally  responsible for the following duties:

o     communicating with borrowers;
o     sending monthly remittance statements to borrowers;
o     collecting payments from borrowers;
o     recommending a loss mitigation strategy for borrowers who have defaulted on their loans  (i.e. repayment plan, modification, foreclosure, etc.);
o     accurate and timely accounting, reporting and remittance of the principal and interest portions of monthly installment payments to the master servicer, together with any other sums paid by borrowers that are required to be remitted;
o     accurate and timely accounting and administration of escrow and impound accounts, if applicable;
o     accurate and timely reporting of negative amortization amounts, if any;
o     paying escrows for borrowers, if applicable;
o     calculating and reporting payoffs and liquidations;
o     maintaining an individual file for each loan; and
o     maintaining primary mortgage insurance commitments or certificates if required, and filing any primary mortgage insurance claims.

      HomeComings   Financial  Network,   Inc.   HomeComings  will  subservice
[____]% by principal  amount of the mortgage  loans pursuant to the terms of a subservicing  agreement with the master servicer.  The subservicing  agreement provides that  HomeComings  will provide all of the services  described in the preceding  paragraph.  HomeComings  is a  Delaware  corporation  and has  been servicing  mortgage  loans  secured  by  first  liens  on  one-to  four-family
residential   properties  since  1996.   HomeComings  was  incorporated  as  a
wholly-owned  subsidiary of Residential Funding Corporation in 1995 to service and originate mortgage loans. In 1996,  HomeComings  acquired American Custody
Corporation  to  begin  servicing   subprime   mortgage  loans,  and  in  1999
HomeComings  acquired  Capstead Inc. to focus on servicing prime loans such as the  mortgage  loans  described  herein.  At that time,  HomeComings  serviced approximately  [__]  mortgage  loans with an  aggregate  principal  balance of approximately  $[____],  while  Capstead Inc.  serviced  approximately  [____]
mortgage loans with an aggregate  principal  balance of approximately  $[___].
The  operations of each of the acquired  companies have been  integrated  into
HomeComings'  servicing operations.  Approximately [70%] of the mortgage loans currently master serviced by Residential  Funding  Corporation are subserviced by  HomeComings.  As of March 31,  2005,  HomeComings  serviced  approximately
732,000  mortgage loans with an aggregate  principal  balance of approximately
$86 billion.  In addition to servicing  mortgage  loans secured by first liens on one-to-four family residential  properties,  HomeComings  services mortgage loans  secured by more junior  second  liens on  residential  properties,  and mortgage  loans  made  to  borrowers  with  imperfect  credit  histories,  and
subprime   mortgage  loans.   HomeComings  also  performs  special   servicing
functions  for [_],  where the  servicing  responsibilities  with  respect  to delinquent  mortgage  loans  that  have  been  serviced  by third  parties  is transferred to HomeComings.  HomeComings'  servicing  activities have included the activities specified above under "--Subservicer responsibilities".

      HomeComings   may,  from  time  to  time,   outsource   certain  of  its
subservicing functions, such as contacting delinquent borrowers,  property tax
administration  and  hazard  insurance   administration,   although  any  such
outsourcing  will not relieve  HomeComings of any of its  responsibilities  or liabilities  as a  subservicer.  If  HomeComings  engages any  subservicer  to subservice 10% or more of the mortgage loans, or any subservicer  performs the types of services requiring  additional  disclosures,  the issuing entity will file a  Report  on Form  8-K  providing  any  required  additional  disclosure regarding such subservicer.

      [Specify other subservicers].  [________] will subservice  approximately
[ ]% [this would be a  percentage  that is greater than 10% but less than 20%]
by principal  amount of the  mortgage  loans.  [____________]  is a [Delaware]
corporation  that has been servicing  mortgage loans secured by first liens on one-to four-family residential properties since [________ ].

      [__]  will  subservice  approximately  20% by  principal  amount  of the mortgage  loans.  [__] is a  [Delaware]  corporation  that has been  servicing mortgage loans secured by first liens on one-to-four  family  properties since
[___].   [______]'s  mortgage  servicing  portfolio  includes  mortgage  loans secured by first and junior lines on the related  property,  subprime mortgage loans,  and revolving  home equity lines of credit.  As of [___],  2000 [____]
was servicing  approximately  [__] mortgage loans with an aggregate  principal balance of  approximately  $[___].  As of [___],  2005  [____]  was  servicing approximately  [__]  mortgage  loans with an  aggregate  principal  balance of approximately  $[___].  During the past  three  years,  [___] has  implemented additional  procedures  designed to  mitigate  losses on  delinquent  mortgage loans,  including  capitalizing  delinquent  interest and taxes in conjunction with interest rate  reductions and payment  plans,  where [___] has determined that the overall amount of losses on the loan will be reduced.

      [The  following  are the material  terms of the  subservicing  agreement between [Subservicer] and the master servicer.]

      See "The Pooling and Servicing  Agreement--Rights  Upon Event of Default"
in the  prospectus  and "--Certain  Other Matters  Regarding  Servicing"  for a
discussion  of  material  removal,   replacement,   resignation  and  transfer
provisions relating to the master servicer.

Servicing and Other Compensation and Payment of Expenses

      The servicing fee consists of (a) servicing  compensation payable to the master servicer for its master servicing activities,  and (b) subservicing and other related compensation payable to the subservicer,  including compensation paid to the master  servicer  as the direct  servicer  of a mortgage  loan for which  there is no  subservicer.  The  servicing  fee rate in  respect of each mortgage loan will be [ ]% per annum of the outstanding  principal  balance of that mortgage loan;  provided,  however,  that the servicing fee rate for each mortgage  loan in Credit  Grade  Category  A4 will be [ ]% per annum for fixed rate loans and [ ]% per annum for  adjustable  rate  mortgage  loans (with the exception of one  adjustable  rate  mortgage  loan for which the servicing fee rate  will be [ ]% per  annum).  The  primary  compensation  to be paid to the master servicer for its master servicing  activities will be [ ]% per annum of the outstanding  principal  balance of each mortgage loan. The master servicer is obligated to pay specified  ongoing expenses  associated with the trust and incurred by the master servicer in connection with its responsibilities  under the pooling and  servicing  agreement.  The Master  Servicing  fee rate may be changed if a successor  master  servicer is appointed,  but it will not exceed the rate  currently  paid to the  master  servicer.  See  "Description  of the
Certificates--Spread"  and  "--Withdrawals  from the  Custodial  Account" in the prospectus  for  information  regarding  other  possible  compensation  to the master servicer and the subservicer  and for  information  regarding  expenses payable by the master servicer.

      The  following  table sets forth the fees and expenses  that are payable out of  payments on the  mortgage  loans,  prior to  payments of interest  and principal to the certificateholders:

       -------------------------------------------------------------------------
            Description                  Amount               Receiving Party
       -------------------------------------------------------------------------
       -------------------------------------------------------------------------
       Master Servicer Fee    [ ]% or [ ]% per annum of     Master Servicer
                              the principal balance of
                              each mortgage loan,
                              depending on the type of
                              mortgage loan
       -------------------------------------------------------------------------
       -------------------------------------------------------------------------
       Subservicer Fee        [ ]% per annum of the         Subservicers
                              principal balance of each
                              mortgage loan serviced by a
                              subservicer
       -------------------------------------------------------------------------
       -------------------------------------------------------------------------
       [Yield Maintenance                                   Yield Maintenance
       Provider Fee                                         Provider]
       -------------------------------------------------------------------------

In addition,  the Master  Servicer or any applicable  Subservicer  may recover from payments on the mortgage  loans or withdraw  from the  Custodial  Account the amount of any Advances and Servicing  Advances  previously made,  interest and investment income,  foreclosure profits,  indemnification payments payable under the  pooling  and  servicing  agreement,  and  certain  other  servicing expenses, including foreclosure expenses.

Voting Rights

      Some actions  specified in the  prospectus  that may be taken by holders of certificates  evidencing a specified  percentage of all undivided interests in the  trust  may  be  taken  by  holders  of  certificates  entitled  in the aggregate to such  percentage of the voting  rights.  98% of all voting rights will be  allocated  among all  holders of the  Class A,  Class M  and  Class B
Certificates  in proportion to their then  outstanding  Certificate  Principal
Balances,  1% of all voting  rights  will be  allocated  to the holders of the

Class SB  Certificates  and 1% of all  voting  rights  will  be  allocated  to holders of the Class R  Certificates.  The  percentage  interest of an offered certificate  is equal to the  percentage  obtained  by  dividing  the  initial
Certificate  Principal  Balance of that  certificate by the aggregate  initial
Certificate Principal Balance of all of the certificates of that class.

Termination

      The  circumstances  under which the  obligations  created by the pooling and servicing  agreement  will  terminate in respect of the  certificates  are described in "The Pooling and Servicing  Agreement--Termination;  Retirement of
Certificates"  in the  prospectus.  The master  servicer  or the holder of the
Class SB  Certificates,  as described in the pooling and servicing  agreement, will  have the  option on any  distribution  date  when the  aggregate  Stated
Principal  Balance of the mortgage loans after giving effect to  distributions to be  made  on  that  distribution  date  is  less  than  10% of the  initial aggregate  principal balance of the mortgage loans as of the cut-off date, (i)
to  purchase  all  remaining  mortgage  loans  and  other  assets in the trust related thereto,  thereby effecting early retirement of the  certificates,  or
(ii) to purchase in whole, but not in part, the certificates.

      Any such  purchase of the  mortgage  loans and other assets of the trust related thereto,  shall be made at a price equal to the sum of (a) 100% of the unpaid  principal  balance of each  mortgage loan or, if less than such unpaid principal balance,  the fair market value of the related underlying  mortgaged properties  with  respect to the  mortgage  loans,  as to which  title to such underlying  mortgaged  properties has been acquired,  net of any  unreimbursed
Advance  attributable  to  principal,  as of the  date of  repurchase  and (b)
accrued interest thereon at the Net Mortgage Rate, to, but not including,  the first day of the  month in which  the  repurchase  price is  distributed.  The optional  termination  price paid by the master  servicer or the holder of the
Class SB Certificates,  as applicable,  will also include certain amounts owed by  Residential  Funding as seller of the mortgage  loans,  under the terms of the agreement  pursuant to which  Residential  Funding sold the mortgage loans
to  the   depositor,   that  remain   unpaid  on  the  date  of  the  optional
termination.

      Distributions   on  the   certificates   in  respect  of  any   optional
termination  related to the mortgage loans will be paid,  first,  with respect to any  optional  termination  by the  holder  of the  Class SB  Certificates, payment of any accrued and unpaid  servicing  fees and  reimbursement  for all unreimbursed  advances and servicing  advances,  in each case through the date of such optional termination,  to the master servicer,  second, to the Class A
Certificates  on a pro  rata  basis,  the  outstanding  Certificate  Principal
Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related
Interest  Accrual  Period  and  any  previously  unpaid  Accrued   Certificate
Interest,  third,  to the  Class M  Certificates  in their  order  of  payment priority, the outstanding  Certificate Principal Balance thereof, plus Accrued
Certificate  Interest  thereon for the related Interest Accrual Period and any previously  unpaid  Accrued  Certificate  Interest,  fourth,  to  the  Class B
Certificates,  the outstanding  Certificate  Principal  Balance thereof,  plus
Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,  fifth, to the Class A
Certificates,  Class M  Certificates and Class B  Certificates,  the amount of any Prepayment  Interest  Shortfalls  allocated  thereto for such distribution date or remaining  unpaid from prior  distribution  dates and accrued interest thereon at the  applicable  Pass-Through  Rate,  on a pro rata basis  based on
Prepayment  Interest  Shortfalls  allocated thereto for such distribution date or remaining unpaid from prior  distribution  dates and sixth, to the Class SB
Certificates and Class R  Certificates.  The proceeds of any such distribution may not be  sufficient to distribute  the full amount to the  certificates  if the  purchase  price  is  based  in  part  on the  fair  market  value  of any underlying  mortgaged property and such fair market value is less than 100% of the unpaid principal balance of the related mortgage loan.

      Any such purchase of the  certificates  as discussed  above will be made at a price equal to 100% of the  Certificate  Principal  Balance of each class of certificates  plus one month's  interest  accrued thereon at the applicable
Pass Through Rate,  including any unpaid  Prepayment  Interest  Shortfalls and accrued interest thereon, and any previously accrued and unpaid interest,  but not including any current Relief Act Shortfalls or Basis Risk  Shortfalls,  or reimbursement  of the  principal  portion of any  Realized  Losses  previously allocated  thereto  that remain  unreimbursed.  Promptly  upon the purchase of
the  certificates,   the  master  servicer  or  the  holder  of  the  Class SB
Certificates,  as  applicable,  will retire the REMICs in accordance  with the
terms  of  the  pooling  and  servicing   agreement.   Upon  presentation  and
surrender of the  certificates in connection with their purchase,  the holders of the offered  certificates  will receive an amount equal to the  Certificate
Principal  Balance of their  class plus one  month's  interest  at the related
Pass-Through Rate accrued thereon plus any Prepayment  Interest Shortfalls and previously  accrued and unpaid interest,  but not including any current Relief
Act Shortfalls or Basis Risk  Shortfalls,  or  reimbursement  of the principal portion of any  Realized  Losses  previously  allocated  thereto  that  remain unreimbursed.

The Trustee

      [Name],  the  trustee  under the  pooling and  servicing  agreement  (as described  below),  is a [national  banking  association].  It has served as a
trustee  for  securities   backed  by  first  liens  on  one-  to  four-family
residential  properties  since  [_____].  At [  ],  it  was  the  trustee  for
$_______  of  securities   backed  by  first  liens  on  one-  to  four-family
residential properties.

      Unless an event of default  has  occurred  and is  continuing  under the pooling and servicing agreement,  the trustee will perform only such duties as are  specifically  set forth in the pooling  and  servicing  agreement.  If an event of default  occurs and is  continuing  under the pooling  and  servicing agreement,  the trustee is required to exercise  such of the rights and powers vested in it by the pooling and servicing agreement,  such as either acting as the master  servicer or appointing a successor  master  servicer,  and use the same degree of care and skill in their  exercise as a prudent  investor  would exercise or use under the  circumstances in the conduct of such investor's own affairs.  Subject to  certain  qualifications  specified  in the  pooling  and servicing agreement,  the trustee will be liable for its own negligent action, its own negligent failure to act and its own willful misconduct for actions.

      The  trustee's  duties  and  responsibilities   under  the  pooling  and
servicing  agreement  include  collecting  funds from the master  servicer  to distribute to  certificateholders  at the  direction of the master  servicer[, maintaining custody of the mortgage loan files], providing  certificateholders and  applicable  rating  agencies  with monthly  distribution  statements  and notices  of the  occurrence  of a default  under  the  pooling  and  servicing agreement,  removing  the  master  servicer  as a result of any such  default,
appointing  a  successor   master   servicer,   and   effecting  any  optional
termination of the trust.

      The  initial  master  servicer  will  pay  to  the  trustee   reasonable
compensation  for its services and  reimburse  the trustee for all  reasonable expenses  incurred  or made  by the  trustee  in  accordance  with  any of the provisions of the pooling and servicing agreement,  except any such expense as may arise from the  trustee's  negligence  or bad faith.  The master  servicer has also agreed to indemnify the trustee for any losses and expenses  incurred without  negligence or willful misconduct on the trustee's part arising out of the acceptance and administration of the trust.

      The trustee may resign at any time,  in which event the  depositor  will be obligated to appoint a successor  trustee.  The  depositor  may also remove the trustee if the trustee  ceases to be eligible to continue as trustee under the pooling and  servicing  agreement  or if the  trustee  becomes  insolvent.
Upon becoming  aware of those  circumstances,  the depositor will be obligated to appoint a  successor  trustee.  The trustee may also be removed at any time by the holders of  certificates  evidencing not less than 51% of the aggregate voting  rights  in the  related  trust.  Any  resignation  or  removal  of the trustee and  appointment  of a  successor  trustee  will not become  effective until acceptance of the appointment by the successor trustee.

      Any costs  associated with removing and replacing a trustee will be paid by the master servicer.

                              Legal Proceedings

      There are no material pending legal or other  proceedings  involving the mortgage  loans or  Residential  Funding  Corporation,  as sponsor  and master servicer,  Residential Asset Securities Corporation as depositor,  RASC Series
[ ]- [ ]  Trust  as  the  issuing  entity,  Homecomings,  as  subservicer,  or other parties  described in Item 1117 of Regulation AB that,  individually  or in the aggregate,  would have a material  adverse impact on investors in these certificates.

      Residential  Funding and  Homecomings  are currently  parties to various legal  proceedings  arising from time to time in the ordinary  course of their businesses,  some of which purport to be class  actions.  Based on information currently available,  it is the opinion of Residential Funding and Homecomings
that  the  eventual  outcome  of  any  currently   pending  legal  proceeding,
individually or in the aggregate,  will not have a material  adverse effect on their  ability  to perform  their  obligations  in  relation  to the  mortgage loans.  No  assurance,  however,  can be given that the final outcome of these legal proceedings,  if unfavorable,  either  individually or in the aggregate,
would  not  have  a  material   adverse  impact  on  Residential   Funding  or
Homecomings.  Any such unfavorable  outcome could adversely affect the ability of  Residential  Funding  Corporation  or Homecomings to perform its servicing duties  with  respect  to the  mortgage  loans  and  potentially  lead  to the replacement of Residential Funding or Homecomings with a successor servicer.

                   Material Federal Income Tax Consequences

      The following is a general  discussion of anticipated  material  federal income tax  consequences  of the purchase,  ownership and  disposition  of the certificates offered under this prospectus.

      Upon issuance of the certificates,  Orrick,  Herrington & Sutcliffe LLP, counsel to the  depositor,  will  deliver its opinion  generally to the effect that,  assuming  compliance  with all  provisions of the pooling and servicing agreement,  for federal  income tax  purposes,  the trust,  [exclusive  of the yield  maintenance  agreement],  will qualify as two REMICs under the Internal
Revenue  Code,  which shall be referred to in this  prospectus  supplement  as
REMIC I and REMIC II.

      For federal income tax purposes:

o     the Class R-I  Certificates  will constitute the sole class of "residual interests" in REMIC I;

o     the Class R-II  Certificates will constitute the sole class of "residual interests" in REMIC II; and

o     each  class  of  Class A  Certificates,  Class M  Certificates,  Class B
            Certificates and Class SB  Certificates  will represent  ownership of  "regular  interests"  in  REMIC II,  which will  generally  be treated as debt  instruments  of REMIC II,  and, in  addition,  an ownership  interest in the yield  maintenance  agreement (which is an interest rate cap agreement).

      See "Material Federal Income Tax Consequences--REMICs" in the prospectus.

      For federal  income tax reporting  purposes,  the offered  certificates,
other  than  the  Class  A-3  Certificates,   will  not,  and  the  Class  A-3
Certificates  may,  be treated  as having  been  issued  with  original  issue discount.  The  prepayment  assumption  that will be used in  determining  the rate of accrual of market  discount  and premium,  if any, for federal  income tax purposes will be based on the  assumption  that  subsequent to the date of any  determination  the fixed-rate  mortgage loans will prepay at a rate equal to [ ]% HEP and the  adjustable-rate  mortgage  loans  will  prepay  at a rate equal to 100% PPC.  No  representation  is made that the  mortgage  loans will prepay at those rates or at any other rate.  See "Material  Federal Income Tax
Consequences--REMICs--Taxation  of Owners of REMIC Regular Certificates--Original
Issue Discount" in the prospectus.

      The holders of the offered  certificates  will be required to include in income  interest on their  certificates  in accordance with the accrual method of accounting.

      The IRS has issued the OID  Regulations  under  sections 1271 to 1275 of the Code generally  addressing the treatment of debt  instruments  issued with original  issue  discount.  Purchasers of the offered  certificates  should be aware  that  Section  1272(a)(6)  of the Code and the OID  Regulations  do not
adequately  address some issues  relevant  to, or  applicable  to,  prepayable securities  bearing  an  adjustable  rate  of  interest  such  as the  offered certificates.  In the absence of other authority,  the master servicer intends to be  guided by  certain  principles  of the OID  Regulations  applicable  to adjustable  rate debt  instruments  in determining  whether such  certificates should be treated as issued with original  issue  discount and in adapting the provisions  of Section  1272(a)(6)  of the Code to such  certificates  for the purpose of  preparing  reports  furnished to  certificateholders  and the IRS.
Because of the uncertainties  concerning the application of Section 1272(a)(6)
of the Code to such  certificates  and  because  the  rules  relating  to debt instruments  having  an  adjustable  rate of  interest  are  limited  in their
application   in  ways  that  could   preclude   their   application  to  such
certificates  even in the absence of Section  1272(a)(6) of the Code,  the IRS could  assert that the offered  certificates  should be governed by some other method not yet set forth in  regulations  or should be treated as having  been issued with original  issue  discount.  Prospective  purchasers of the offered certificates  are encouraged to consult their tax advisors  concerning the tax treatment of such certificates.

      Each  holder of an  offered  certificate  is deemed to own an  undivided beneficial  ownership  interest in two assets, a REMIC regular interest and an interest  in  the  yield  maintenance  agreement.  The  treatment  of  amounts received by an offered  certificateholder under such certificateholder's right to receive payments under the yield  maintenance  agreement will depend on the portion, if any, of such offered certificateholder's  purchase price allocable thereto.  Under the REMIC regulations,  each holder of an offered  certificate must allocate its purchase  price for that  certificate  between its undivided interest  in the REMIC  regular  interest  and its  undivided  interest in the right to receive payments under the yield maintenance  agreement in accordance with the  relative  fair market  values of each  property  right.  The trustee
intends  to  treat   distributions   made  to  the   holders  of  the  offered
certificates  with  respect  to  the  payments  under  the  yield  maintenance agreement as  includible  in income based on the tax  regulations  relating to notional  principal  contracts.  The OID regulations  provide that the trust's allocation  of the issue  price is  binding on all  holders  unless the holder explicitly  discloses on its tax return that its  allocation is different from the trust's  allocation.  Under the REMIC regulations,  the master servicer is required to account for the REMIC  regular  interest  and the right to receive payments under the yield  maintenance  agreement as discrete  property rights.
It is possible that the right to receive payments under the yield  maintenance agreement  could be treated as a partnership  among the holders of the offered certificates and Class SB  Certificates,  in which case holders of the offered certificates  would be subject to potentially  different  timing of income and foreign  holders of the offered  certificates  could be subject to withholding in respect of any payments under the yield maintenance  agreement.  Holders of the offered  certificates  are  encouraged  to consult  their own tax advisors regarding  the  allocation  of issue price,  timing,  character  and source of income and  deductions  resulting  from the  ownership of their  certificates.
Treasury  regulations have been promulgated under Section 1275 of the Internal
Revenue Code generally  providing for the  integration  of a "qualifying  debt instrument"  with a hedge if the  combined  cash flows of the  components  are
substantially   equivalent   to  the  cash  flows  on  a  variable  rate  debt
instrument.  However,  such regulations  specifically  disallow integration of debt instruments  subject to Section  1272(a)(6) of the Internal Revenue Code.
Therefore,  holders  of the  offered  certificates  will be  unable to use the integration  method provided for under such  regulations  with respect to such
certificates.   If  the  trustee's  treatment  of  payments  under  the  yield maintenance  agreement  is  respected,  ownership of the right to the payments under the yield maintenance  agreement will nevertheless  entitle the owner to amortize  the  separate  price  paid for the right to the  payments  under the yield maintenance agreement under the notional principal contract regulations.

      In the event  that the right to  receive  the  payments  under the yield maintenance  agreement is characterized as a "notional principal contract" for federal  income tax  purposes,  upon the sale of an offered  certificate,  the amount  of the sale  allocated  to the  selling  certificateholder's  right to receive payments under the yield  maintenance  agreement would be considered a
"termination  payment"  under  the  notional  principal  contract  regulations allocable  to the  related  certificate.  An offered  certificateholder  would
have  gain  or  loss  from  such  a  termination   of  the  right  to  receive
distributions  in  respect  of  the  payments  under  the  yield   maintenance
agreement  equal to (i) any  termination  payment it  received or is deemed to have  received  minus (ii) the  unamortized  portion of any  amount  paid,  or deemed paid,  by the  certificateholder  upon  entering  into or acquiring its interest  in the  right  to  receive  payments  under  the  yield  maintenance agreement.

      Gain or loss  realized  upon the  termination  of the  right to  receive payments  under the yield  maintenance  agreement will generally be treated as capital gain or loss.  Moreover,  in the case of a bank or thrift institution,
Internal  Revenue  Code  Section  582(c)  would likely not apply to treat such gain or loss as ordinary.

      This  paragraph  applies  to the  portion  of each  offered  certificate exclusive  of any rights in respect to  payments  under the yield  maintenance agreement That portion of the offered  certificates  will be treated as assets described in Section  7701(a)(19)(C)  of the  Internal  Revenue Code and "real estate  assets"  under  Section  856(c)(4)(A)  of the  Internal  Revenue  Code
generally  in the same  proportion  that the  assets of the trust  would be so treated. In addition,  interest on the offered certificates,  exclusive of any interest  received from the yield  maintenance  agreement,  will be treated as
"interest on obligations  secured by mortgages on real property" under Section
856(c)(3)(B)  of the Internal  Revenue Code  generally to the extent that such offered  certificates  are  treated  as "real  estate  assets"  under  Section
856(c)(4)(A) of the Internal  Revenue Code.  Moreover,  the specified  portion of the offered  certificates will be "qualified  mortgages" within the meaning of Section  860G(a)(3)  of the Internal  Revenue  Code.  However,  prospective investors in offered  certificates  that will be  generally  treated as assets described  in Section  860G(a)(3)  of the  Internal  Revenue  Code should note that,  notwithstanding  such  treatment,  any repurchase of such a certificate pursuant to the right of the master  servicer or the  depositor to  repurchase such  offered  certificates  may  adversely  affect  any REMIC that holds such offered  certificates  if such repurchase is made under  circumstances  giving
rise  to  a  Prohibited   Transaction   Tax.   See   "Pooling  and   Servicing
Agreement--Termination"  in this  prospectus  supplement and "Material  Federal
Income  Tax   Consequences--REMICs--Characterization  of  Investments  in  REMIC
Certificates" in the prospectus.

      The holders of the offered  certificates  will be required to include in income  interest on their  certificates  in accordance with the accrual method of accounting.  As noted above, each holder of an offered  certificate will be
required  to  allocate  a  portion  of  the   purchase   price  paid  for  its
certificates  to the  right  to  receive  payments  in  respect  of the  yield maintenance  agreement.  The value of the right to receive  any such  payments under the yield  maintenance  agreement  is a question  of fact which could be subject to differing  interpretations.  Because the rights to receive payments under the yield  maintenance  agreement is treated as a separate  right of the offered  certificates not payable by any REMIC, such right will not be treated as a qualifying asset for any such  certificateholder that is a mutual savings bank,  domestic building and loan  association,  real estate investment trust, or real  estate  mortgage  investment  conduit  and any  amounts  received  in respect  thereof  will not be  qualifying  real estate  income for real estate investment trusts.

      For further  information  regarding  federal income tax  consequences of investing  in the  offered  certificates,  see  "Material  Federal  Income Tax
Consequences" in the prospectus.

[Sample Disclosure for Alternative Tax Structures

      General.  The following is a discussion of the material  federal  income tax  consequences  of the purchase,  ownership and  disposition  of the notes.
The  following  discussion  is based on the  advice of  Orrick,  Herrington  &
Sutcliffe LLP and Mayer, Brown, Rowe & Maw LLP as to the anticipated  material federal income tax consequences of the purchase,  ownership and disposition of
the  notes  offered   hereunder.   This   discussion  is  directed  solely  to
certificateholders  that hold the notes as capital  assets  within the meaning of Section 1221 of the  Internal  Revenue Code and does not purport to discuss all federal  income tax  consequences  that may be  applicable  to  particular individual  circumstances,  including  those of  banks,  insurance  companies,
foreign  investors,   tax-exempt  organizations,   dealers  in  securities  or
currencies,  mutual funds,  real estate  investment  trusts,  S  corporations, estates  and  trusts,  noteholders  that  hold  the  notes as part of a hedge,
straddle,   integrated  or  conversion   transaction,   or  noteholders  whose
functional  currency  is not the  United  States  dollar.  Also,  it does  not address  alternative  minimum tax  consequences or the indirect effects on the holders  of  equity  interests  in a  noteholder..  For  purposes  of this tax discussion,  references  to a  noteholder  or a holder  are to the  beneficial owner of a note.

      [The  following  discussion  is based in part upon the OID  regulations.
The OID  regulations,  which are  effective  with respect to debt  instruments issued on or after  April 4,  1994,  do not  adequately  address  some  issues relevant to, and in some  instances  provide that they are not  applicable to, securities similar to the notes.

      [In addition, the authorities on which this discussion,  and the opinion
referred   to  below,   are  based  are   subject   to  change  or   differing
interpretations,  which  could apply  retroactively.  An opinion of counsel is not binding on the  Internal  Revenue  Service or the  courts,  and no rulings have been or will be sought  from the IRS with  respect to any of the  federal income tax  consequences  discussed  below, and no assurance can be given that the IRS will not take  contrary  positions.  Taxpayers  and  preparers  of tax returns,  including  those  filed by the  issuer,  should be aware  that under applicable  Treasury  regulations  a provider of advice on specific  issues of law is not considered an income tax return  preparer  unless the advice (i) is given with  respect  to events  that have  occurred  at the time the advice is rendered and is not given with  respect to the  consequences  of  contemplated actions,  and (ii) is directly  relevant to the determination of an entry on a tax return.  This summary and the opinions contained herein may not be able to be relied  upon to avoid any income  tax  penalties  that may be imposed  with respect  to  the  notes.  Accordingly,  it is  suggested  that  taxpayers  are encouraged  to consult their tax advisors and tax return  preparers  regarding the  preparation  of any item on a tax  return and the  application  of United
States  federal  income tax laws,  as well as the laws of any state,  local or foreign taxing jurisdictions,  to their particular situations,  even where the anticipated  tax  treatment  has been  discussed  in this  prospectus  or in a
prospectus  supplement.   See  "State  and  Other  Tax  Consequences"  in  the
Prospectus.

      [Opinions:   Upon  the  issuance  of  each  series  of  notes,   Orrick,
Herrington & Sutcliffe  LLP or Mayer,  Brown,  Rowe & Maw LLP,  counsel to the depositor,  will provide its opinion  generally  to the effect that,  assuming compliance  with all  provisions of the indenture,  owner trust  agreement and other related  documents,  for federal  income tax purposes (1) the notes will be treated as  indebtedness  and (2) the  issuer,  as created  under the owner trust  agreement,  will not be  characterized  as an  association  or publicly traded  partnership  within the meaning of Section 7704 of the Code taxable as a  corporation  or as a taxable  mortgage  pool  within the meaning of Section
7701(i)  of the Code.  In  addition,  as to any  securities  offered  pursuant hereto, Orrick,  Herrington & Sutcliffe LLP or Mayer, Brown, Rowe & Maw LLP is
of the  opinion  that the  statements  made in the  following  discussion,  as supplemented by the discussion under the heading  "Material Federal Income Tax
Consequences"  in the  prospectus  with  respect to those  securities,  to the extent that they constitute matters of law or legal  conclusions,  are correct in all material respects as of the date of this prospectus supplement.

      Neither Orrick,  Herrington & Sutcliffe LLP nor Mayer, Brown, Rowe & Maw
LLP has been asked to opine on any other  federal  income tax matter,  and the balance of this summary together with the sections of the prospectus  referred to therein  does not  purport to set forth any  opinion of counsel  concerning any other particular  federal income tax matter.  For example,  the discussion
under   "REMICs--Taxation  of  Owners  of  REMIC  Regular   Certificates--Excess
Inclusions"   below   contains  a  general   summary  of  federal  income  tax
consequences  relating to an investment  in a REMIC regular  interest that has market  discount,  which  summary  counsel  opines is correct in all  material respects as  described  above;  however,  that  summary does not set forth any opinion as to whether any particular class of REMIC regular  interests will be treated as having market discount.

      Orrick,  Herrington  & Sutcliffe  LLP and Mayer,  Brown,  Rowe & Maw LLP
have not been asked to, and do not, render any opinion  regarding the state or local income tax consequences of the purchase,  ownership and disposition of a beneficial interest in the notes. See "--State and Local Tax Consequences."

      For purposes of this tax  discussion,  references  to a noteholder  or a holder are to the beneficial owner of a note.

            [Status  as  Real  Property  Loans.   Notes  held  by  a  domestic
building  and loan  association  will not  constitute  "loans . . . secured by
an  interest   in  real   property"   within  the  meaning  of  Code   Section
7701(a)(19)(C)(v).  Notes  held by a real  estate  investment  trust  will not
constitute   real  estate   assets   within  the   meaning  of  Code   Section
856(c)(5)(B).   Interest  on  notes  will  not  be  considered   "interest  on
obligations  secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B).

            [Taxation of  Noteholders.  Notes generally will be subject to the same  rules of  taxation  as REMIC  Regular  Certificates  issued  by a REMIC, except that (1) income  reportable on the notes is not required to be reported under the accrual  method unless the holder  otherwise uses the accrual method and (2) the  special  rule  treating a portion of the gain on sale or exchange of a REMIC  Regular  Certificate  as ordinary  income is  inapplicable  to the notes. See "--Taxation of Owners of REMIC Regular  Certificates"  and "--Matters
Relevant to Holders of All REMIC  Certificates--Sales of REMIC Certificates" in
the  Prospectus  Also,  interest paid on a note to a noteholder  that is not a
United  States  Person will  normally  qualify for the  exception  from United
States  withholding  tax  described in  ``--Matters  Relevant to Holders of All
REMIC   Certificates--Foreign   Investors   in  REMIC   Certificates"   in  the
Prospectus,  except,  in addition  to the  exceptions  noted in that  section, where the recipient is a holder,  directly or by  attribution,  of 10% or more of the capital or profits interest in the issuer.]

                               Use of Proceeds

      The net proceeds from the sale of the offered  certificates will be paid to the  depositor.  The  depositor  will  use the  proceeds  to  purchase  the mortgage loans or for general corporate purposes.

                            Method of Distribution

      Subject  to the  terms  and  conditions  set  forth  in an  underwriting agreement,  dated  [ ], [ ]has  agreed  to  purchase,  and the  depositor  has agreed to sell, all of the offered certificates.

      It is expected  that delivery of the offered  certificates  will be made only in book-entry form through the Same Day Funds  Settlement  System of DTC,
Clearstream  and  Euroclear  on or  about [ ],  against  payment  therefor  in immediately available funds.

      The  underwriting   agreement   provides  that  the  obligation  of  the
underwriter  to pay for and accept  delivery  of the offered  certificates  is subject to,  among other  things,  the  receipt of legal  opinions  and to the conditions,  among others,  that no stop order suspending the effectiveness of the  depositor's  registration  statement  shall  be in  effect,  and  that no proceedings  for such purpose  shall be pending  before or  threatened  by the
Securities and Exchange Commission.

      The  distribution of the offered  certificates by the underwriter may be effected  from  time  to  time  in one or  more  negotiated  transactions,  or otherwise,  at varying  prices to be determined at the time of sale.  Proceeds to the depositor from the sale of the offered  certificates,  before deducting expenses  payable  by  the  depositor,  will  be  approximately  [ ]%  of  the aggregate  Certificate  Principal  Balance of the  offered  certificates.  The underwriter may effect these transactions by selling the offered  certificates to or through dealers,  and these dealers may receive compensation in the form of  underwriting  discounts,  concessions or commissions  from the underwriter for whom  they  act as  agent.  In  connection  with  the sale of the  offered certificates,  the  underwriter  may be deemed to have  received  compensation from the depositor in the form of underwriting  compensation.  The underwriter and any dealers that  participate  with the underwriter in the distribution of the offered  certificates  are also  underwriters  under the Securities Act of
1933.  Any  profit on the resale of the  offered  certificates  positioned  by them may be deemed to be  underwriting  discounts  and  commissions  under the
Securities Act of 1933, as amended.

      The  underwriting  agreement  provides that the depositor will indemnify the  underwriter,  and that under limited  circumstances  the underwriter will indemnify the depositor,  against some civil  liabilities under the Securities
Act of 1933, or contribute to payments required to be made in respect thereof.

      There  can be no  assurance  that a  secondary  market  for any class of offered  certificates  will  develop  or,  if it  does  develop,  that it will continue.  The  offered  certificates  will not be  listed  on any  securities
exchange.   The  primary   source  of   information   available  to  investors
concerning the offered  certificates will be the monthly statements  discussed
in  the  prospectus  under   "Description  of  the   Certificates--Reports   to
Certificateholders,"  which will  include  information  as to the  outstanding principal  balance  of each  class of  offered  certificates.  There can be no assurance that any additional  information  regarding the offered certificates will be available  through any other  source.  In addition,  the  depositor is not aware of any source  through  which  price  information  about the offered certificates  will be  generally  available on an ongoing  basis.  The limited nature of information  regarding the offered certificates may adversely affect the liquidity of the offered certificates,  even if a secondary market for the offered certificates becomes available.

                                Legal Opinions

      Legal matters  concerning the offered  certificates  will be passed upon for the  depositor  by [ ], New  York,  New York  and for the  underwriter  by
[     ], New York, New York.

                                   Ratings

      It is a condition of the issuance of the offered  certificates that they be rated as indicated on page S-6 of this prospectus  supplement by Standard &
Poor's and Moody's.

      The  ratings do not  address  the  possibility  that  certificateholders might  suffer a lower  than  anticipated  yield due to  non-credit  events.  A securities  rating  addresses the  likelihood of the receipt by the holders of the offered  certificates of  distributions  on the mortgage loans. The rating takes into  consideration  the  structural,  legal and tax aspects  associated with the offered  certificates.  The ratings on the  offered  certificates  do not constitute  statements  regarding the possibility  that the holders of the offered  certificates  might  realize  a  lower  than  anticipated  yield.  In addition,  the  ratings do not address  the  likelihood  of the receipt of any amounts in respect of Prepayment Interest  Shortfalls,  Relief Act Shortfalls,
Basis  Risk  Shortfalls  or  amounts  received  under  the  yield  maintenance agreement.  A security  rating is not a  recommendation  to buy,  sell or hold securities  and may be subject to  revision or  withdrawal  at any time by the assigning  rating  organization.  Each  security  rating  should be  evaluated independently  of any other  security  rating.  In the event that the  ratings initially  assigned to the offered  certificates are subsequently  lowered for any  reason,  no person  or entity is  obligated  to  provide  any  additional support or credit enhancement with respect to the offered certificates.

      The depositor has not requested a rating on the offered  certificates by any rating  agency other than  Standard & Poor's and Moody's.  However,  there can be no assurance as to whether any other rating  agency will rate any class of offered certificates,  or, if it does, what rating would be assigned by any such other rating  agency.  A rating on any class of offered  certificates  by another  rating  agency,  if  assigned  at all,  may be lower than the ratings assigned  to that  class of  offered  certificates  by  Standard  & Poor's and
Moody's.

      The  fees  paid by the  depositor  to the  rating  agencies  at  closing include a fee for ongoing  surveillance  by the rating agencies for so long as any certificates are  outstanding.  However,  the rating agencies are under no obligation  to the depositor to continue to monitor or provide a rating on the certificates.

                               Legal Investment

      The  offered   certificates   will  not  constitute   "mortgage  related
securities" for purposes of SMMEA. The depositor makes no  representations  as to the proper  characterization  of any class of the offered  certificates for legal  investment  or  other  purposes,  or as to the  ability  of  particular investors to purchase any class of the offered  certificates  under applicable legal investment  restrictions.  These  uncertainties may adversely affect the
liquidity   of  any   class  of   offered   certificates.   Accordingly,   all
institutions whose investment  activities are subject to legal investment laws and  regulations,  regulatory  capital  requirements  or review by  regulatory authorities  should consult with their legal  advisors in determining  whether and to what extent any class of the offered  certificates  constitutes a legal investment or is subject to investment, capital or other restrictions.

      One or  more  classes  of the  offered  certificates  may be  viewed  as
"complex   securities"  under  TB13a  and  TB73a,   which  applies  to  thrift
institutions  regulated  by the OTS.  See "Legal  Investment  Matters"  in the
prospectus.

                             ERISA Considerations

      A fiduciary of any ERISA plan, any insurance  company,  whether  through its general or separate  accounts,  or any other person  investing  ERISA plan assets of any ERISA plan,  as defined under "ERISA  Considerations--ERISA  Plan
Asset  Regulations" in the prospectus,  should carefully review with its legal advisors  whether the purchase or holding of offered  certificates  could give rise to a transaction  prohibited or not otherwise  permissible under ERISA or
Section  4975 of the  Internal  Revenue  Code.  The purchase or holding of the
Class A  Certificates,  as well as the Class M  Certificates,  by or on behalf of, or with ERISA plan  assets of, an ERISA  plan may  qualify  for  exemptive

relief    under   the   RFC    exemption,    as    described    under   "ERISA
Considerations--Prohibited  Transaction  Exemption" in the prospectus  provided those  certificates  are rated at least "BBB-" (or its equivalent) by Standard
&  Poor's,  Moody's  or  Fitch  at the  time of  purchase.  The RFC  exemption contains a number of other  conditions which must be met for the RFC exemption
to  apply,   including  the  requirement  that  any  ERISA  plan  must  be  an
"accredited  investor"  as defined in Rule  501(a)(1)  of  Regulation D of the
Securities and Exchange  Commission  under the  Securities  Act. The depositor expects that the specific  conditions of the RFC exemption should be satisfied with  respect to the offered  certificates  so that the RFC  exemption  should provide  an  exemption  from the  application  of the  prohibited  transaction provisions  of  Sections  406(a) and (b) of ERISA and  Section  4975(c) of the
Internal  Revenue Code,  for  transactions  in connection  with the servicing, management  and operation of the mortgage pools and contract  pools,  provided that the general conditions of the RFC exemption are satisfied.

      Each beneficial  owner of Class M  Certificates or any interest  therein shall be deemed to have  represented,  by virtue of its acquisition or holding of that  certificate or interest  therein,  that either (i) it is not an ERISA plan investor,  (ii) it has acquired and is holding such Class M  Certificates in  reliance  on the RFC  exemption,  and that it  understands  that there are certain  conditions to the  availability of the RFC exemption,  including that the Class M  Certificates  must be rated,  at the time of purchase,  not lower than  "BBB-" (or its  equivalent)  by  Standard & Poor's,  Moody's or Fitch or
(iii) (1) it is an insurance company,  (2) the source of funds used to acquire or hold the certificate or interest  therein is an "insurance  company general account," as such term is defined in Prohibited  Transaction  Class Exemption, or PTCE,  95-60,  and (3) the  conditions  in Sections I and III of PTCE 95-60 have been satisfied.

      If any Class M  Certificate or any interest  therein is acquired or held in violation of the conditions described in the preceding paragraph,  the next preceding  permitted  beneficial owner will be treated as the beneficial owner of that  Class M  Certificate,  retroactive  to the  date of  transfer  to the purported  beneficial owner. Any purported  beneficial owner whose acquisition or holding  of any such  certificate  or  interest  therein  was  effected  in violation  of the  conditions  described  in  the  preceding  paragraph  shall indemnify and hold harmless the depositor,  the trustee,  the master servicer, any  subservicer,  the  underwriter and the trust from and against any and all liabilities,  claims,  costs or expenses incurred by those parties as a result of that acquisition or holding.

      Any  fiduciary or other  investor of ERISA plan assets that  proposes to acquire  or hold the  offered  certificates  on behalf of or with  ERISA  plan assets of any ERISA plan should  consult with its counsel with respect to: (i)
whether the specific and general  conditions and the other requirements in the
RFC exemption would be satisfied,  or whether any other prohibited transaction exemption  would apply,  and (ii) the potential  applicability  of the general fiduciary  responsibility  provisions of ERISA and the prohibited  transaction provisions  of ERISA and  Section  4975 of the  Internal  Revenue  Code to the
proposed investment.  See "ERISA Considerations" in the prospectus.

      The sale of any of the  offered  certificates  to an ERISA plan is in no respect a  representation  by the depositor or the  underwriters  that such an investment  meets all relevant legal  requirements  relating to investments by
ERISA  plans  generally  or  any  particular  ERISA  plan,  or  that  such  an investment is appropriate  for ERISA plans  generally or any particular  ERISA plan.

                                                                       ANNEX I

        Global Clearance, Settlement and Tax Documentation Procedures

      Except  in  certain   limited   circumstances,   the  globally   offered
Residential Asset Securities Corporation,  Mortgage Asset-Backed  Pass-Through
Certificates,  Series [ ]-[ ], which are referred to as the global securities,
will  be  available  only  in  book-entry   form.   Investors  in  the  global
securities may hold interests in these global  securities  through any of DTC,
Clearstream or Euroclear.  Initial  settlement  and all secondary  trades will settle in same-day funds.

      Secondary market trading between  investors  holding interests in global securities  through  Clearstream and Euroclear will be conducted in accordance with their  normal  rules and  operating  procedures  and in  accordance  with conventional  eurobond  practice.  Secondary market trading between  investors
holding  interests  in  global  securities   through  DTC  will  be  conducted
according  to the rules  and  procedures  applicable  to U.S.  corporate  debt obligations.

      Secondary  cross-market  trading between  investors holding interests in global  securities  through  Clearstream  or Euroclear and  investors  holding interests in global securities  through DTC participants will be effected on a
delivery   against-payment  basis  through  the  respective   depositories  of
Clearstream and Euroclear, in such capacity, and other DTC participants.

      Although  DTC,  Euroclear  and  Clearstream  are  expected to follow the procedures  described  below in order to facilitate  transfers of interests in the global  securities among  participants of DTC,  Euroclear and Clearstream, they  are  under no  obligation  to  perform  or  continue  to  perform  those procedures,  and those  procedures may be  discontinued  at any time.  Neither
the   depositor,   the  master   servicer   nor  the  trustee  will  have  any
responsibility  for the performance by DTC, Euroclear and Clearstream or their
respective   participants  or  indirect   participants  of  their   respective
obligations under the rules and procedures governing their obligations.

      Non-U.S.   holders  of  global   securities  will  be  subject  to  U.S.
withholding  taxes unless those holders meet certain  requirements and deliver appropriate  U.S. tax documents to the securities  clearing  organizations  or their participants.

Initial Settlement

      The global  securities  will be  registered in the name of Cede & Co. as nominee  of  DTC.  Investors'  interests  in the  global  securities  will  be represented  through financial  institutions  acting on their behalf as direct and  indirect  participants  in  DTC.  Clearstream  and  Euroclear  will  hold
positions  on  behalf  of  their   participants   through   their   respective
depositories,  which in turn will  hold  such  positions  in  accounts  as DTC participants.

      Investors  electing to hold interests in global  securities  through DTC participants,  rather than through Clearstream or Euroclear accounts,  will be
subject  to  the  settlement   practices   applicable  to  similar  issues  of
pass-through  certificates.  Investors'  securities  custody  accounts will be credited  with  their  holdings  against  payment  in  same-day  funds  on the settlement date.

      Investors  electing  to hold  interests  in  global  securities  through
Clearstream  or  Euroclear  accounts  will  follow the  settlement  procedures applicable to conventional  eurobonds,  except that there will be no temporary global  security and no "lock-up" or  restricted  period.  Interests in global securities  will  be  credited  to  the  securities  custody  accounts  on the settlement date against payment in same-day funds.

Secondary Market Trading

      Since the purchaser  determines  the place of delivery,  it is important to establish at the time of the trade where both the  purchaser's and seller's accounts  are  located to ensure  that  settlement  can be made on the desired value date.

      Transfers  between DTC  Participants.  Secondary  market trading between
DTC  participants  will be  settled  using the DTC  procedures  applicable  to similar issues of pass-through certificates in same-day funds.

      Transfers between Clearstream and/or Euroclear  Participants.  Secondary
market trading  between  Clearstream  participants  or Euroclear  participants and/or investors holding  interests in global securities  through them will be settled using the procedures applicable to conventional  eurobonds in same-day funds.

      Transfers  between DTC Seller and  Clearstream  or Euroclear  Purchaser.
When  interests  in global  securities  are to be  transferred  on behalf of a seller from the account of a DTC  participant  to the account of a Clearstream participant  or a Euroclear  participant  for a purchaser,  the purchaser will
send   instructions   to  Clearstream  or  Euroclear   through  a  Clearstream
participant  or  Euroclear  participant  at least  one  business  day prior to
settlement.   Clearstream   or  the  Euroclear   operator  will  instruct  its
respective  depository to receive an interest in the global securities against payment.  Payment will include interest accrued on the global  securities from and including  the last  distribution  date to but  excluding  the  settlement date.  Payment  will  then  be made by the  respective  depository  to the DTC
participant's   account  against   delivery  of  an  interest  in  the  global
securities.  After this  settlement has been  completed,  the interest will be credited to the respective  clearing system,  and by the clearing  system,  in accordance  with its usual  procedures,  to the Clearstream  participant's  or
Euroclear  participant's  account.  The credit of this interest will appear on the next  business  day and the cash  debit  will be  back-valued  to, and the interest on the global  securities  will accrue  from,  the value date,  which would  be  the  preceding  day  when  settlement  occurred  in  New  York.  If settlement is not completed  through DTC on the intended value date, i.e., the trade fails,  the  Clearstream  or Euroclear cash debit will be valued instead as of the actual settlement date.

      Clearstream  participants and Euroclear  participants  will need to make available to the  respective  clearing  system the funds  necessary to process
same-day  funds  settlement.   The  most  direct  means  of  doing  so  is  to
pre-position  funds  for  settlement  from  cash on hand,  in  which  case the
Clearstream  participants  or  Euroclear  participants  will  take  on  credit exposure to  Clearstream  or the  Euroclear  operator  until  interests in the global securities are credited to their accounts one day later.

      As  an  alternative,  if  Clearstream  or  the  Euroclear  operator  has extended  a line of  credit to them,  Clearstream  participants  or  Euroclear participants  can elect not to  pre-position  funds and allow that credit line
to  be  drawn  upon.  Under  this  procedure,   Clearstream   participants  or
Euroclear   participants   receiving   interests  in  global   securities  for
purchasers  would  incur  overdraft  charges  for one day,  to the extent they cleared the overdraft  when interests in the global  securities  were credited to their accounts.  However,  interest on the global  securities  would accrue from the value date.  Therefore,  the investment income on the interest in the global  securities  earned during that one-day period would tend to offset the amount of these  overdraft  charges,  although this result will depend on each
Clearstream participant's or Euroclear participant's particular cost of funds.

      Since  the  settlement  through  DTC will  take  place  during  New York
business  hours,   DTC   participants   are  subject  to  DTC  procedures  for
transferring  interests in global  securities to the respective  depository of
Clearstream  or  Euroclear  for the  benefit of  Clearstream  participants  or
Euroclear  participants.  The  sale  proceeds  will  be  available  to the DTC seller on the settlement  date.  Thus, to the seller settling the sale through a DTC participant,  a cross-market transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

      Finally,   intra-day  traders  that  use  Clearstream   participants  or
Euroclear  participants  to purchase  interests in global  securities from DTC participants  or sellers  settling  through them for  delivery to  Clearstream participants  or  Euroclear  participants  should note that these  trades will automatically  fail on the sale side unless  affirmative  action is taken.  At least  three  techniques  should be  available  to  eliminate  this  potential condition:

o     borrowing   interests  in  global  securities  through   Clearstream  or
            Euroclear  for one day,  until the purchase  side of the infra-day trade  is  reflected  in the  relevant  Clearstream  or  Euroclear accounts,  in  accordance  with the  clearing  system's  customary procedures;

o     borrowing  interests in global  securities  in the United  States from a
            DTC  participant no later than one day prior to settlement,  which would give  sufficient  time for such interests to be reflected in the relevant  Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

o     staggering  the value  dates for the buy and sell  sides of the trade so that the value date for the purchase from the DTC  participant  is at  least  one day  prior  to the  value  date for the sale to the
            Clearstream participant or Euroclear participant.

      Transfers  between  Clearstream  or Euroclear  Seller and DTC Purchaser.
Due to time zone  differences  in their favor,  Clearstream  participants  and
Euroclear  participants may employ their customary procedures for transactions in  which  interests  in  global  securities  are  to be  transferred  by  the respective  clearing  system,  through  the  respective  depository,  to a DTC
participant.   The  seller  will  send  instructions  to  Clearstream  or  the
Euroclear operator through a Clearstream  participant or Euroclear participant at least one business day prior to  settlement.  Clearstream or Euroclear will instruct  its  respective  depository,  to credit an  interest  in the  global securities to the DTC  participant's  account  against  payment.  Payment will include interest accrued on the global  securities from and including the last distribution  date to but  excluding  the  settlement  date.  The payment will then be reflected in the account of the  Clearstream  participant or Euroclear participant  the  following  business day, and receipt of the cash proceeds in the  Clearstream  participant's  or Euroclear  participant's  account would be back-valued  to the  value  date,  which  would  be the  preceding  day,  when settlement  occurred  through DTC in New York.  If settlement is not completed on the  intended  value  date,  i.e.,  the trade  fails,  receipt  of the cash proceeds in the Clearstream  participant's or Euroclear  participant's account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

      A  beneficial  owner who is an  individual  or  corporation  holding the global  security  on its own behalf of global  securities  holding  securities through Clearstream or Euroclear,  or through DTC if the holder has an address outside  the  U.S.,  will be  subject  to the 30%  U.S.  withholding  tax that typically applies to payments of interest,  including original issue discount, on registered debt issued by U.S. persons, unless:

o     each clearing  system,  bank or other  institution that holds customers'
            securities in the ordinary  course of its trade or business in the chain of intermediaries  between the beneficial owner or a foreign corporation  or  foreign  trust and the U.S.  entity  required  to withhold tax complies with applicable certification  requirements;
            and
o     the  beneficial  owner  takes  one of the  following  steps to obtain an exemption or reduced tax rate:

o     Exemption  for  Non-U.S.  Persons-Form  W-8BEN.  Beneficial  holders  of global  securities that are Non-U.S.  persons generally can obtain a complete  exemption from the  withholding tax by filing a signed
            Form W-8BEN,  or Certificate of Foreign Status of Beneficial Owner
            for United States Tax  Withholding.  If the  information  shown on
            Form W-8BEN  changes,  a new Form  W-8BEN must be filed  within 30 days of the change.

o     Exemption for Non-U.S.  persons with effectively  connected  income--Form
            W-8ECI.  A Non-U.S.  person,  including a non-U.S.  corporation or bank  with a  U.S.  branch,  for  which  the  interest  income  is effectively  connected  with its conduct of a trade or business in the United States,  can obtain an exemption  from the  withholding tax by filing Form  W-8ECI,  or  Certificate  of Foreign  Person's
            Claim  for  Exemption  from  Withholding  on  Income   Effectively
            Connected  with the  Conduct of a Trade or  Business in the United
            States.

o     Exemption  or  reduced  rate for  Non-U.S.  persons  resident  in treaty countries--Form  W 8BEN.  Non-U.S.  persons  residing  in a country that has a tax  treaty  with  the  United  States  can  obtain  an exemption or reduced tax rate,  depending on the treaty terms,  by filing Form  W-8BEN.  Form W-8BEN may be filed by Bond  Holders or their agent.

o     Exemption  for  U.S.   Persons--Form  W-9.  U.S.  persons  can  obtain  a
            complete  exemption from the  withholding  tax by filing Form W-9,
            or  Payer's  Request  for  Taxpayer   Identification   Number  and
            Certification.

      U.S.  Federal  Income Tax  Reporting  Procedure.  The holder of a global security  or, in the case of a Form  W8BEN or Form  W-8ECI  filer,  his agent, files by submitting the  appropriate  form to the person through whom it holds the security-the  clearing agency,  in the case of persons holding directly on the books of the clearing  agency.  Form W8BEN and Form W-8ECI  generally  are effective until the third  succeeding  calendar year from the date the form is signed.  However, the W-8BEN and W-8ECI with a taxpayer  identification number will remain  effective until a change in  circumstances  makes any information on the form incorrect,  provided that the  withholding  agent reports at least annually  to the  beneficial  owner on Form  1042-S.  The term  "U.S.  person"
means:

o     a citizen or resident of the United States;

o     a  corporation,  partnership or other entity treated as a corporation or a  partnership  for United  States  federal  income tax  purposes, organized  in or under the laws of the United  States or any state thereof,  including  for this  purpose the  District of  Columbia, unless, in the case of a partnership,  future Treasury regulations provide otherwise;

o     an estate that is subject to U.S.  federal  income tax regardless of the source of its income; or

o     a trust if a court within the United States is able to exercise  primary supervision  of the  administration  of the  trust and one or more
            United   States   persons  have  the   authority  to  control  all
            substantial decisions of the trust.

      Certain  trusts  not  described  in the final  bullet  of the  preceding sentence in  existence on August 20, 1996 that elect to be treated as a United
States Person will also be a U.S.  person.  The term  "Non-U.S.  person" means any  person  who is not a U.S.  person.  This  summary  does not deal with all aspects  of U.S.  federal  income  tax  withholding  that may be  relevant  to foreign  holders  of  the  global  securities.  Investors  are  encouraged  to consult  their own tax  advisors  for  specific  tax advice  concerning  their holding and disposing of the global securities.

                   Residential Asset Securities Corporation

                                     $[ ]

               Mortgage Asset-Backed Pass-Through Certificates,
                                  Series [ ]

                            Prospectus Supplement

                                     [ ]
                                 Underwriters

You  should  rely  only  on  the  information  contained  or  incorporated  by reference in this prospectus  supplement and the accompanying  prospectus.  We have not authorized anyone to provide you with different information.

We are not offering the offered certificates in this prospectus  supplement in any state where the offer is not permitted.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the certificates offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the offered certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus
until _______,           .

                                   PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Other Expenses of Issuance and Distribution (Item 14 of Form S-3).

      The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below.  All such expenses, except for the filing fee, are estimated.

Filing Fee for Registration Statement.........................        $107.00

Legal Fees and Expenses.......................................          $*

Accounting Fees and Expenses..................................          $*

Trustee's Fees and Expenses
      (including counsel fees)................................          $*

Blue Sky Fees and Expenses....................................          $*

Printing and Engraving Expenses...............................          $*

Rating Agency Fees............................................          $*

Miscellaneous.................................................          $*

Total ........................................................          $*

      *  To be filed by amendment

Indemnification of Directors and Officers (Item 15 of Form S-3).

      The Pooling and Servicing Agreements or the Trust Agreements, as
applicable, will provide that no director, officer, employee or agent of the
Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties.  The
Pooling and Servicing Agreements or the Trust Agreements, as applicable, will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing Agreements or the Trust Agreements, as
applicable, and related Certificates other than such expenses related to particular Mortgage Loans or Contracts.

      Any underwriters who execute an Underwriting Agreement in the form filed as Exhibit 1.1 or Exhibit 1.2 to this Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this
Registration Statement against certain liabilities which might arise under the Securities Act of 1933 from certain information furnished to the
Registrant by or on behalf of such indemnifying party.

      Subsection (a) of Section 145 of the General Corporation Law of
Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses
(including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful.

      Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses
(including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      Section 145 further provides that to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees)
actually and reasonably incurred by such person in connection therewith; that indemnification or advancement of expenses provided by, or granted pursuant to, Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office; and empowers the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under Section 145.

      The By-Laws of the Registrant provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section
145 of the General Corporation Law of the State of Delaware, the Registrant
(i) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections (a) and (b) by reason of the fact that he is or was a director or officer, or his testator or intestate is or was a director or officer of the
Registrant, against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

      Certain controlling persons of the Registrant may also be entitled to indemnification from General Motors Acceptance Corporation, an indirect parent of the Registrant.  Under  Section 145, General Motors Acceptance
Corporation may or shall, subject to various exceptions and limitations, indemnify its directors or officers and may purchase and maintain insurance as follows:

(a)   The Certificate of Incorporation, as amended, of General Motors
      Acceptance Corporation provides that no director shall be personally liable to General Motors Acceptance Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to
      General Motors Acceptance Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174, or any successor provision thereto, of the Delaware Corporation Law, or
      (iv) for any transaction from which the director derived an improper personal benefit.

(b)   Under Article VI of its By-Laws, General Motors Acceptance Corporation
      shall indemnify and advance expenses to every director and officer (and to such person's heirs, executors, administrators or other legal representatives) in the manner and to the full extent permitted by applicable law as it presently exists, or may hereafter be amended, against any and all amounts (including judgments, fines, payments in settlement, attorneys' fees and other expenses) reasonably incurred by or on behalf of such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (a "proceeding"), in which such director or officer was or is made or is threatened to be made a party or is otherwise involved by reason of the fact that such person is or was a director or officer of General Motors Acceptance Corporation, or is or was serving at the request of General Motors Acceptance
      Corporation, as a director, officer, employee, fiduciary or member of any other corporation, partnership, joint venture, trust, organization or other enterprise.  General Motors Acceptance Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person if the proceeding was not authorized by the
      Board of Directors of General Motors Acceptance Corporation.  General
      Motors Acceptance Corporation shall pay the expenses of directors and officers incurred in defending any proceeding in advance of its final disposition ("advancement of expenses"); provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under Article VI of the By-Laws or otherwise.  If a claim for indemnification or advancement of expenses by an officer or director under Article VI of the By-Laws is not paid in full within ninety days after a written claim therefor has been received by General Motors Acceptance Corporation, the claimant may file suit to recover the unpaid amount of such claim, and if successful in whole or in part, shall be entitled to the requested indemnification or advancement of expenses under applicable law.  The rights conferred on any person by Article VI of the By-Laws shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of stockholders or disinterested directors of General
      Motors Acceptance Corporation or otherwise.  The obligation, if any, of
      General Motors Acceptance Corporation to indemnify any person who was or is serving at its request as a director, officer or employee of another corporation, partnership, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, organization or other enterprise.

(c)   A director or officer who has been wholly successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in paragraphs (a) or (b) above, shall be entitled to indemnification as authorized in such paragraphs.

      As a subsidiary of General Motors Corporation, General Motors
Acceptance Corporation is insured against liabilities which it may incur by reason of the foregoing provisions of the Delaware General Corporation Law and directors and officers of General Motors Acceptance Corporation are insured against some liabilities which might arise out of their employment and not be subject to indemnification under said General Corporation Law.

      Pursuant to resolutions adopted by the Board of Directors of General
Motors Corporation, that company to the fullest extent permissible under law will indemnify, and has purchased insurance on behalf of, directors or officers of the company, or any of them, who incur or are threatened with personal liability, including expenses, under Employee Retirement Income
Security Act of 1974 or any amendatory or comparable legislation or regulation thereunder.

Exhibits (Item 16 of Form S-3).

**1.1      Form of Underwriting Agreement for Mortgage Asset-Backed
           Pass-Through Certificates (Iterative).

**1.2      Form of Underwriting Agreement for Mortgage Asset-Backed
           Pass-Through Certificates (Non-Iterative).

 *3.1      Certificate of Incorporation (Incorporated by reference to Exhibit
           3.1 to Registration Statement No. 33-56893).

 *3.2      By-Laws (Incorporated by reference to Exhibit 3.2 to Registration
           Statement No. 33-56893).

  4.1      Form of Pooling and Servicing Agreement.

**4.2      Form of Trust Agreement.

  5.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

  5.2      Opinion of Mayer, Brown, Rowe & Maw LLP  with respect to legality.

**8.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

**8.2      Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

**10.2     Form of Assignment and Assumption Agreement.

 23.1      Consent of Orrick, Herrington & Sutcliffe LLP (included as part of
           Exhibit 5.1 and Exhibit 8.1).

 23.2      Consent of Mayer, Brown, Rowe & Maw LLP (included as part of Exhibit
           5.2 and Exhibit 8.2).

**24.1     Power of Attorney.

**24.2     Certified Copy of the Resolutions of the Board of Directors of the
           Registrant.

      *   Not filed herewith.
      ** Previously filed with this Registration Statement on January 20,
2006.

Undertakings (Item 17 of Form S-3).

(a)   Rule 415 Offering.

      The undersigned Registrant hereby undertakes:

(1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

(i)   To include any prospectus required by Section 10(a)(3) of the
            Securities Act of 1933;

(ii)        To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the
            information set forth in this Registration Statement.
            Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered)
            and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than
            20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

(iii)       To include any material information with respect to the plan of distribution not previously disclosed in this Registration
            Statement or any material change to such information in this
            Registration Statement;

            Provided , however, that:
                        (A)   Paragraphs (a)(1)(i), (a)(1)(ii) and
                  (a)(1)(iii) of this section do not apply if this
                  Registration Statement is on Form S-3 and the information
                  required to be included in a post-effective amendment by
                  those paragraphs is contained in periodic reports filed
                  with or furnished to the Commission by the Registrant
                  pursuant to Section 13 or Section 15(d) of the Securities
                  Exchange Act of 1934 that are incorporated by reference in this Registration Statement, or is contained in a form of
                  prospectus filed pursuant to Rule 424(b) that is part of
                  this Registration Statement; and

                        (B)   Provided further, however, that paragraphs
                  (a)(1)(i) and (a)(1)(ii) do not apply if this Registration
                  Statement is for an offering of asset-backed securities on
                  Form S-3 and the information required to be included in a
                  post-effective amendment is provided pursuant to Item
                  1100(c) of Regulation AB.

(2)   That, for the purpose of determining any liability under the Securities
      Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)   That for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

                  If the Registrant is relying on Rule 430B:

                        (A)   Each prospectus filed by the Registrant
                  pursuant to Rule 424(b)(3) shall be deemed to be part of
                  this Registration Statement as of the date the filed
                  prospectus was deemed part of and included in this
                  Registration Statement; and

                        (B)   Each prospectus required to be filed pursuant
                  to Rule 424(b)(2), (b)(5), or (b)(7) as part of a
                  registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or
                  (x) for the purpose of providing the information required
                  by section 10(a) of the Securities Act of 1933 shall be
                  deemed to be part of and included in this Registration
                  Statement as of the earlier of the date such form of
                  prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering
                  described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of this Registration Statement relating to the securities in this Registration Statement to which
                  that prospectus relates, and the offering of such
                  securities at that time shall be deemed to be the initial
                  bona fide offering thereof. Provided, however, that no
                  statement made in a registration statement or prospectus
                  that is part of this Registration Statement or made in a
                  document incorporated or deemed incorporated by reference
                  into this Registration Statement or prospectus that is part of this Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date,
                  supersede or modify any statement that was made in this
                  Registration Statement or prospectus that was part of this
                  Registration Statement or made in any such document
                  immediately prior to such effective date.

(5)   That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

            The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)   Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule
            424;

(ii)        Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)       The portion of any other free writing prospectus relating to the offering containing material information about the undersigned
            Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)        Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(b)   Filings Incorporating Subsequent Exchange Act Documents by Reference.

      The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the
Securities Exchange Act of 1934) that is incorporated by reference in this
Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)   Request for Acceleration of Effective Date.

      Insofar as indemnification for liabilities arising under the Securities
Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the
Registrant has been advised that in the opinion of the Securities and
Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d)   Filings Regarding Asset-Backed Securities Incorporating by Reference
Subsequent Exchange Act Documents by Third Parties

      The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to Section 13(a) or Section 15(d) of the
Securities Exchange Act of 1934 of a third party that is incorporated by reference in this Registration Statement in accordance with Item 1100(c)(1)
of Regulation AB (17 CFR 229.1100(c)(1)) shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e)   Filings Regarding Asset-Backed Securities That Provide Certain
Information Through an Internet Web Site

      The undersigned Registrant hereby undertakes that, except as otherwise provided by Item 1105 of Regulation AB (17 CFR 229.1105), information provided in response to that Item pursuant to Rule 312 of Regulation S-T (17
CFR 229.312) through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in this Registration
Statement.  In addition, the undersigned Registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of
Regulation S-T through the specified Internet address as of the date of the prospectus included in this Registration Statement if a subsequent update or change is made to the information.

                                  SIGNATURES
            Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement referred to in Transaction
Requirement B.2 or B.5 of Form S-3 will be met by the time of sale of the securities registered hereby, and has duly caused this Amendment No. 1 to
Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on
February 23, 2006.

                                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                                         acting solely in its capacity as
                                         depositor to each issuing entity in
                                         whose name the securities registered
                                         hereby will be issued

                                    By:  _____________*__________________
                                         Bruce J. Paradis
                                         President and Chief Executive Officer

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                     Title                       Date
                                                         February 23, 2006
________*_____________      Director, President and
Bruce J. Paradis            Chief
                            Executive Officer
                            (Principal Executive
                            Officer)
                                                         February 23, 2006
________*_____________      Acting Chief Financial
Kenneth M. Duncan           Officer (Principal
                            Financial Officer)
                                                         February 23, 2006
________*_____________      Director
Davee L. Olson
                                                         February 23, 2006
________*_____________      Controller (Principal
Ralph T. Flees              Accounting Officer)

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*By:  /s/  Lisa R. Lundsten
      Lisa R. Lundsten
      Attorney-in-fact pursuant to a
      power of attorney filed with the
      Registration Statement